                                  PROSPECTUS 1

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LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

HOME OFFICE LOCATION:                                 ADMINISTRATIVE OFFICE:
1300 SOUTH CLINTON STREET                             CLIENT SERVICE CENTER MVL1
P.O. BOX 1110                                         350 CHURCH STREET
FORT WAYNE, INDIANA 46802                             HARTFORD, CT 06103-1106
(800) 454-6265                                        (800) 444-2363


                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

      This prospectus describes Lincoln VUL-I, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", " the Company", "we", "us", "our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.

      You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. The policy features funds (the "funds") offered through the following fund families. Comprehensive information on the funds offered may be found in the funds prospectus which is furnished with this prospectus

                  - AIM VARIABLE INSURANCE FUNDS

                  - DELAWARE VIP TRUST

                  - FIDELITY VARIABLE INSURANCE PRODUCTS

                  - FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                  - LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                  - MFS(R) VARIABLE INSURANCE TRUST

                  - PIMCO ADVISORS VIT

                  - SCUDDER INVESTMENT VIT FUNDS

      Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT FUNDS' PROSPECTUSES WITH IT. KEEP ALL PROSPECTUSES FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.

                          PROSPECTUS DATED: MAY 1, 2004

                                TABLE OF CONTENTS

CONTENTS                                                               PAGE
--------                                                               ----
POLICY SUMMARY                                                            3
   Benefits of Your Policy                                                3
   Risks of Your Policy                                                   3
   Charges and Fees                                                       4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT                7
   Principal Underwriter                                                  7
   Fund Participation Agreements                                          7
   Distribution of the Policies and Compensation                          7
   Funds                                                                  8
   Fund Withdrawal and Substitution                                      10
   Voting Rights                                                         10
POLICY CHARGES AND FEES                                                  10
   Premium Load; Net Premium Payment                                     11
   Surrender Charges                                                     11
   Partial Surrender Fee                                                 12
   Fund Transfer Fee                                                     12
   Mortality and Expense Risk Charge                                     12
   Cost of Insurance Charge                                              12
   Administrative Fee                                                    13
   Policy Loan Interest                                                  13
   Rider Charges                                                         13
   Case Exceptions                                                       13
YOUR INSURANCE POLICY                                                    13
   Application                                                           14
   Owner                                                                 15
   Right to Examine Period                                               15
   Initial Specified Amount                                              15
   Transfers                                                             15
   Limits on Frequent Transfers                                          16
   Optional Sub-Account Allocation Programs                              16
   Riders                                                                17
   Continuation of Coverage                                              17
   Termination of Coverage                                               17
   State Regulation                                                      18
PREMIUMS                                                                 18
   Allocation of Net Premium Payment                                     18
   Planned Premiums; Additional Premiums                                 18
   Policy Values                                                         19
DEATH BENEFITS                                                           20
   Death Benefit Options                                                 20
   Changes to Initial Specified Amount and Death Benefit Options         21
   Death Benefit Proceeds                                                21
POLICY SURRENDERS                                                        21
   Partial Surrender                                                     22
POLICY LOANS                                                             22
LAPSE AND REINSTATEMENT                                                  23
   No Lapse Provision                                                    23
   Reinstatement of a Lapsed Policy                                      24
TAX ISSUES                                                               24
   Taxation of Life Insurance Contracts in General                       25
   Policies Which Are MECs                                               26
   Policies Which Are Not MECs                                           27
   Other Considerations                                                  27
   Fair Value of Your Policy                                             28
   Tax Status of Lincoln Life                                            28
RESTRICTIONS ON FINANCIAL TRANSACTIONS                                   28
LEGAL PROCEEDINGS                                                        29
FINANCIAL STATEMENTS                                                     29
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                      30

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POLICY SUMMARY

                  BENEFITS OF YOUR POLICY

                  DEATH BENEFIT PROTECTION. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance.

                  TAX DEFERRED ACCUMULATION. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

                  ACCESS TO YOUR POLICY VALUES. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

                  FLEXIBILITY. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy. With the wide variety of investment options available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. You should refer to each fund prospectus for comprehensive information on each fund. You may also use the Fixed Account to fund your policy.

                  RISKS OF YOUR POLICY

                  FLUCTUATING INVESTMENT PERFORMANCE. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in each fund's prospectus. You should review these prospectuses before making your investment decision.

                  UNSUITABLE FOR SHORT-TERM INVESTMENT. This policy is intended for long-term financial planning, and is unsuitable for short term goals. Your policy is not designed to serve as a vehicle for frequent trading.

                  POLICY LAPSE. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

                  DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

                  ADVERSE CONSEQUENCES OF EARLY SURRENDER. There are surrender charges assessed if you surrender your policy in the first 10 years, and fees assessed for partial surrenders in all policy years. Full or partial surrenders may result in tax consequences. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or #no surrender value available. Partial surrenders may reduce the policy value and death benefit.

                  ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

                  CHARGES AND FEES

                  This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.

Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer invested amounts between Sub-Accounts.

                            TABLE I: TRANSACTION FEES

                                               WHEN CHARGE                       AMOUNT
            CHARGE                             IS DEDUCTED                      DEDUCTED
-------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on    When you pay a premium.            5.0% of each premium payment.
premiums (load)

Surrender Charge                   Upon full surrender of your        This charge will never exceed
                                   policy (years 1-10).               $54.00 per $1000 of specified
                                                                      amount.(1)

Partial Surrender Fee              When you take a partial surrender  The lesser of $25 or 2% of the
                                   of your policy.                    amount surrendered.

Fund Transfer Fee                  Applied to any transfer request    $25
                                   in excess of 12 made during any
                                   policy year.


(1) Surrender charge varies by the number of years since date of issue or the date of an increase in specified amount, and, the specified amount.

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Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.

          TABLE II: PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

                                               WHEN CHARGE                       AMOUNT
      CHARGE                                   IS DEDUCTED                      DEDUCTED
--------------------------------------------------------------------------------------------------------
Cost of Insurance*                 Monthly
  Minimum and                                                         The monthly cost of insurance
  Maximum Charge                                                      rates for standard issue
                                                                      individuals ranges from a
                                                                      guaranteed minimum of $0.00 per
                                                                      $1,000 per month to a guaranteed
                                                                      maximum of $83.33 per $1,000 per
                                                                      month of net amount at risk.

                                                                      Individuals with a higher
                                                                      mortality risk than standard
                                                                      issue individuals can be charged
                                                                      from 125% to 800% of the standard
                                                                      rate.

  Charge for a                                                        For a male, age 45, nonsmoker,
  Representative Insured                                              the guaranteed maximum monthly
                                                                      cost of insurance rate is $.38
                                                                      per $1000 of net amount at risk.

                                                                      For a female, age 45, nonsmoker,
                                                                      the guaranteed maximum monthly
                                                                      cost of insurance rate is $.30
                                                                      per $1000 of net amount at risk.

Mortality and Expense              Daily (at the end of each          Daily charge as a percentage of
Risk Charge ("M&E")                valuation day)                     the value of the Separate
                                                                      Account, guaranteed at an
                                                                      effective annual rate of 0.90%.(2)

Administrative Fee                 Monthly                            $15 per month.(3)

Policy Loan Interest               Annually                           8% annually of the amount held in
                                                                      the loan account.


(2) The current charge is at an effective annual rate of 0.80% in policy years 1-12 and 0.55% in policy years 13 and beyond, guaranteed not to exceed 0.90%.

(3) $15 per month for the first policy year, and $5 per month afterward, guaranteed not to exceed $10 per month after the first policy year.

                                               WHEN CHARGE                       AMOUNT
         CHARGE                                IS DEDUCTED                      DEDUCTED
--------------------------------------------------------------------------------------------------------
Rider Charges                                                         Individualized based on optional
                                                                      Rider(s) selected.

Waiver of Monthly                  Monthly
Deduction Rider*
  Minimum and                                                         The waiver of monthly deduction
  Maximum Charge                                                      rate factor ranges from a minimum
                                                                      of 2% of all other covered
                                                                      monthly charges to a maximum of
                                                                      12% of all other covered monthly
                                                                      charges.

  Charge for a                                                        For a male, age 45, nonsmoker,
  Representative Insured                                              the maximum rate factor is 3.5%
                                                                      of all other covered monthly
                                                                      charges.

                                                                      For a female, age 45, nonsmoker,
                                                                      the maximum rate factor is 5% of
                                                                      all other covered monthly
                                                                      charges.

* These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.

TABLE III: TOTAL ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
                                  FUND ASSETS)

         TOTAL ANNUAL OPERATING EXPENSE                            MINIMUM                      MAXIMUM
Total Management fees, distribution and/or service
(12b-1) fees, and other expenses.                                   0.30%                       1.58%(4)


(4) Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.08%. These waivers and reductions generally extend through April 30, 2005 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL
ACCOUNT

                  The Lincoln National Life Insurance Company (Lincoln Life) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

                  Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

                  Lincoln Life Flexible Premium Variable Life Account M (Separate Account) is a separate account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Insurance Department.

                  Your policy may also be funded in whole or in part through the Fixed Account. In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account.

                  PRINCIPAL UNDERWRITER

                  Lincoln Life is the principal underwriter for the policies, which are offered continuously. The principal underwriter has overall responsibility for establishing a selling plan for the policies. Lincoln Life received $10,465,877 in 2003, $13,888,496 in 2002, and $22,406,468 in 2001 for the sale of policies offered through the Separate Account. Lincoln Life retains no underwriting commissions from the sale of the policies.

                  FUND PARTICIPATION AGREEMENTS

                  In order to make the funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between .10% and .25% of the assets attributable to the policies. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors.

                  DISTRIBUTION OF THE POLICIES AND COMPENSATION

                  The policy may be sold by individuals who, in addition to being appointed as life insurance agents for the Company, are also registered representatives with broker-dealers who maintain selling agreements with us. Included among these broker-dealers are Lincoln Financial Advisors Corporation and Lincoln Financial Distributors, Inc., both of whom are our affiliates. Registered representatives may receive commission and service fees up to 60% of first year premium, plus up to 5% of all other premiums paid. In lieu of premium-based commission, we may pay equivalent amounts over time, based on accumulation value. Registered representatives are also eligible for cash bonuses and "non cash compensation." The latter [as defined in NASD conduct Rule 2820] includes such things as office space, computers, club credit, prizes, awards, training and education meetings.

                  Additionally, the broker-dealer may receive compensation on the first year premium and all additional premiums and/or reimbursements for portions of policy sales expenses. In some situations, the broker-dealer may elect to share their commission or expense reimbursement allowance with the registered representative. Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices. All compensation is paid from our resources, which include fees and charges imposed on your policy.

                  We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

                  FUNDS

                  The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the appropriate fund.

                  A given fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

                  Several of the funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

                  There is no assurance that the investment objective of any of the funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each fund's prospectus carefully before making investment choices.

                  Additional funds may be made available as underlying investments. The right to select among funds will be limited by the terms and conditions imposed by the Company.

                  The funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus.

                  AIM VARIABLE INSURANCE FUNDS, advised by A I M Advisors, Inc.

                        AIM V. I. CAPITAL APPRECIATION FUND (SERIES I SHARES):
                        Capital appreciation.

                        AIM V. I. DIVERSIFIED INCOME FUND (SERIES I SHARES):
                        High current income.

                        AIM V. I. GROWTH FUND (SERIES I SHARES): Capital appreciation.

                        AIM V. I. PREMIER EQUITY FUND (SERIES I SHARES):
                        Long-term growth.

                  DELAWARE VIP TRUST, advised by Delaware International Advisers, Ltd. for the Emerging Markets Series, and Delaware Management Company for all of the other Series

                        EMERGING MARKETS SERIES (STANDARD CLASS): Capital appreciation.

                        SMALL CAP VALUE SERIES (STANDARD CLASS): Capital appreciation.

                        TREND SERIES (STANDARD CLASS): Capital appreciation.

                  FIDELITY VARIABLE INSURANCE PRODUCTS, advised by Fidelity Management & Research Company

                        ASSET MANAGER PORTFOLIO (INITIAL CLASS): High total return.

                        EQUITY-INCOME PORTFOLIO (INITIAL CLASS): Reasonable income.

                        INVESTMENT GRADE BOND PORTFOLIO (INITIAL CLASS): Current income.

                  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, advised by Templeton Investment Counsel, LLC for the Templeton Foreign Securities Fund and Templeton Global Asset Allocation Fund, with Franklin Advisors, Inc. subadvising for the Templeton Global Asset Allocation Fund, and by Templeton Global Advisors Limited, with Templeton Asset Management Ltd subadvising for the Templeton Growth Securities Fund

                        TEMPLETON FOREIGN SECURITIES FUND (CLASS 1): Long-term growth.

                        TEMPLETON GLOBAL ASSET ALLOCATION FUND (CLASS 1):
                        Maximum capital appreciation.

                        TEMPLETON GROWTH SECURITIES FUND (CLASS 1): Long-term growth.

                  LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, advised by Delaware Management Company

                        MONEY MARKET FUND (STANDARD CLASS): Preservation of capital.

                  MFS(R)VARIABLE INSURANCE TRUST, advised by Massachusetts Financial Services Company

                        EMERGING GROWTH SERIES (INITIAL CLASS): Long-term growth.

                        TOTAL RETURN SERIES (INITIAL CLASS): Growth and income.

                        UTILITIES SERIES (INITIAL CLASS): Growth and income.

                  PIMCO ADVISORS VIT, advised by OpCap Advisors

                        GLOBAL EQUITY PORTFOLIO: Long-term capital appreciation.

                        MANAGED PORTFOLIO: Growth of capital.

                  SCUDDER INVESTMENT VIT FUNDS, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

                        EQUITY 500 INDEX FUND (CLASS A): Capital appreciation.

                  FUND WITHDRAWAL AND SUBSTITUTION

                  Lincoln Life may withdraw funds and substitute shares of other funds if:

                  1) the shares of any fund should no longer be available for investment by the Separate Account; or
                  2) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

                  We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitutions. Substitute funds may have higher charges than the funds being replaced.

                  VOTING RIGHTS

                  The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares of our Sub-Account invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

                  We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners.

POLICY CHARGES AND FEES

                  Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

                  In addition to policy charges, the investment adviser for each of the funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser, and other expenses incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses). Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses is contained in each fund's prospectus.

                  The monthly deductions, including the cost of insurance charges, may be deducted in two ways:

                  1)  Proportionately from the net accumulation value of each underlying investment option subject to the charge.
                  2)  From the net accumulation value of specific funds which you have designated.

                  If you have selected designated funds, and in a given month there is not sufficient value in those funds to cover the monthly deduction, we will take the remaining monthly deduction pro rata from the rest of the funds in your policy that have value.

                  If you have not selected designated funds, the monthly deductions will be taken pro rata from all of the funds in your policy that have value.

                  The monthly deductions are made on the "monthly anniversary day," the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day. You may select or change designated funds at any time prior to a monthly anniversary day by contacting our Administrative Office.

                  If the value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.

                  PREMIUM LOAD; NET PREMIUM PAYMENT

                  We deduct 5% from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. The premium payment, net of the premium load, is called the "net premium payment."

                  SURRENDER CHARGES

                  A surrender charge may apply if the policy is totally surrendered. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

                  The surrender charge varies by age of the insured, the number of years since the date of issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $54.00 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

                  The duration of the surrender charge is 10 years for full surrenders. The initial surrender charge is based on the initial specified amount and the amount of premium payments during the first two policy years. This surrender charge remains the same dollar amount during the first 5 policy years. Surrender charges for years 6-10 are based on the following percentages of the initial surrender charge:

                                                 PERCENTAGE OF INITIAL
                                POLICY YEARS       SURRENDER CHARGE
                                ------------     ---------------------
                                     6                   80%
                                     7                   60%
                                     8                   40%
                                     9                   20%
                                    10                    0%

                  Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 10 years following policy issue, or any increase in specified amount.

                  If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you supplemental policy specifications reflecting the maximum additional surrender charge.

                  If you decrease your specified amount while the surrender charge still applies, the surrender charge will remain the same.

                  Any surrender may have tax implications. Consult your financial adviser before initiating a surrender.

                  PARTIAL SURRENDER FEE

                  No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.

                  FUND TRANSFER FEE

                  For each transfer request in excess of 12 made during any policy year, we will charge you an administrative fee of $25. This fee is currently being waived, but we reserve the right to charge it.

                  MORTALITY AND EXPENSE RISK CHARGE

                  We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is at an effective annual rate of 0.80% in policy years 1-12, and 0.55% in policy years 13 and beyond. The charge is guaranteed not to exceed 0.90%.

                  COST OF INSURANCE CHARGE

                  A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

                  The cost of insurance charge depends on the policy duration, the age, underwriting category and gender (in accordance with state law) of the insured, and the current net amount at risk. The net amount at risk is the death benefit minus the greater of zero or the policy value, and may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.

                  The cost of insurance is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4%), subtracting the value at the beginning of the policy month, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company.

                  The current cost of insurance charge may be less than the guaranteed cost of insurance charge, but it will never exceed the maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.

                  ADMINISTRATIVE FEE

                  There is a flat monthly deduction of $15 during the first policy year and, currently, $5 monthly thereafter (guaranteed not to exceed $10 monthly after the first policy year). This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

                  POLICY LOAN INTEREST

                  If you borrow against your policy, interest will be charged to the Loan Account value. The annual effective interest rate is 8% in all years. We will credit 7% interest on the Loan Account value in policy years 1-10 and 7.75% in policy years 11 and beyond. The credited interest rate will never be less than 6% in policy years 1-10 and 7% thereafter.

                  RIDER CHARGES

                  Waiver of Monthly Deductions. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12%.

                  CASE EXCEPTIONS

                  Charges and fees may be reduced in some circumstances where policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.

YOUR INSURANCE POLICY

                  Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

                  We may add, change or eliminate any funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

                  We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

                  If we obtain appropriate approvals from policy owners and securities regulators, we may:

                  -   change the investment objective of the Separate Account.

                  - operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws

                  -   deregister the Separate Account

                  -   combine the Separate Account with another separate account

                  We will notify you of any change that is made.

                  The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; guaranteed maximum cost of insurance rates; and Guaranteed Death Benefit ("No Lapse") premium.

                  When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

                  The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

                  Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

                  The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.

                  Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

                  We allow telephone and other electronic transactions when you provide us authorization to do so. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

                  Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.

                  APPLICATION

                  If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the underwriting category, age, and gender of the insured.

                  A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the insured.

                  OWNER

                  The owner on the date of issue is designated in the policy specifications. You, as owner, will make the following choices:

                  1)  initial death benefit amount and death benefit option;
                  2)  optional riders;
                  3)  the amount and frequency of premium payments; and
                  4) the amount of net premium payment to be placed in the selected Sub-Accounts or the Fixed Account.

                  You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date you sign them.

                  RIGHT-TO-EXAMINE PERIOD

                  You may return your policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund the full amount of any premium payments made. If a premium payment was made by check, there may be a delay until the check clears.

                  Any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application.

                  INITIAL SPECIFIED AMOUNT

                  You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.

                  TRANSFERS

                  You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

                  Transfer of amounts from one Sub-Account to another or from the Sub-Accounts to the Fixed Account are possible at any time. Within 30 days after each anniversary of the date of issue, you may transfer up to 20% of the Fixed Account value (as of the preceding anniversary of the date of issue) to one or more Sub-Accounts. The cumulative amount of transfers from the Fixed Account within any such 30 day period cannot exceed 20% of the Fixed Account value on the most recent policy anniversary.

                  Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

                  Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing.

                  Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.

                  LIMITS ON FREQUENT TRANSFERS


                  Your policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt the management of a fund; increase trading and transaction costs and raise expenses; disrupt planned investment strategies; force unplanned portfolio turnover and adversely affect fund performance through asset swings that decrease the fund's ability to provide maximum investment return to all policy owners. Accordingly, organizations and individuals that use market-timing investment strategies and make frequent transfers should not purchase this policy.


                  We periodically monitor the frequency and dollar amounts of trades to identify market-timing activity. If we believe we have identified market-timing activity, we will restrict transfers. We reserve the right to restrict, in our discretion and without prior notice, transfers initiated by an individual, market-timing organization or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions include, but are not limited to:

                  1) requiring that all transfer requests be made only through regular U.S. mail; and

                  2) not accepting transfer instructions from an agent acting on behalf of more than one policy owner; and

                  3) not accepting preauthorized transfer forms from market-timers or other entities acting on behalf of more than one policy owner at a time.

                  We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine will disadvantage or potentially hurt the rights or interests of other policy owners or harm the funds. Transfer requests may be subject to additional terms and conditions imposed by the funds.

                  We will notify you in writing if we have restricted or refused any of your transfer requests. We apply these limitations to all policy owners in a consistent manner.

                  OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS

                  You may elect to participate in programs for dollar cost averaging or automatic rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

                  DOLLAR COST AVERAGING systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Money Market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

                  If the owner elects Dollar Cost Averaging from either the Money Market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

                  You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

                  Dollar cost averaging terminates automatically:

                  (1) if the value in the Money Market Sub-Account is
                      insufficient to complete the next transfer;
                  (2) one week after our Administrative Office receives a
                      request for termination in writing or by telephone, with adequate authentication;
                  (3) if the number of designated transfers has been completed;
                      or
                  (4) if your policy is surrendered.

                  AUTOMATIC REBALANCING periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

                  You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.

                  RIDERS

                  We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, they may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

                  WAIVER OF MONTHLY DEDUCTION RIDER: If desired, you must select this rider when you initially apply for insurance. Lincoln Life will maintain the death benefit by paying covered monthly deductions during periods of disability. Charges for this rider, if elected, are part of the monthly deductions.

                  CONTINUATION OF COVERAGE

                  If the insured is still living at age 100, and the policy has not been surrendered, the policy will remain in force until surrender or death of the insured. There are certain changes that will take place:

                  1)  we will no longer accept premium payments;
                  2)  we will make no further deductions;
                  3) policy values held in the Separate Account will be transferred to the Fixed Account; and
                  4)  we will no longer transfer amounts to the Sub-Accounts.

                  TERMINATION OF COVERAGE

                  All policy coverage terminates on the earliest of:

                  1)  surrender of the policy;
                  2)  death of the insured; or
                  3) failure to pay the necessary amount of premium to keep your policy in force.

                  STATE REGULATION

                  The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state specific features.

PREMIUMS

                  You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to maintain the No Lapse provision or to keep the policy in force. Premiums may be paid anytime before the insured reaches age 100.

                  The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.

                  ALLOCATION OF NET PREMIUM PAYMENTS

                  Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

                  You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M. Eastern Time, unless the New York Stock Exchange closes earlier.

                  The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.

                  PLANNED PREMIUMS; ADDITIONAL PREMIUMS

                  Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

                  In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

                  Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

                  You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

                  We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

                  We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you.

                  POLICY VALUES

                  Policy value in a variable life insurance policy is also called the accumulation value.

                  The accumulation value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:

                    1)  net premium payments made;

                    2)  the amount of any partial surrenders;

                    3) any increases or decreases as a result of market performance of the Sub-Accounts;

                    4) interest credited to the Fixed Account or the Loan Account; and

                    5)  all charges and fees deducted.

                  The Separate Account value, if any, is the portion of the accumulation value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable accumulation value.

                  A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

                  1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus
                  2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
                  3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

                  In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

                  The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

                  The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.

                  The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account value. Interest is credited on the Loan Account at an effective annual rate of 7% in policy years 1-10 and 7.75% thereafter. Interest credited to the Loan Account is guaranteed not to be less than 6% in years 1-10 and 7% thereafter.

                  The "net" accumulation value is the accumulation value less the Loan Account value. It represents the net value of your policy and is the basis for calculating the surrender value.

                  We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.

DEATH BENEFITS

                  The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.

                  DEATH BENEFIT OPTIONS

                  Two different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

                  1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any indebtedness; or
                  2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.

OPTION                    DEATH BENEFIT PROCEEDS EQUAL TO THE                        VARIABILITY
-------------------------------------------------------------------------------------------------------
  1       Specified amount (a minimum of $100,000)                            None; level death benefit

  2       Sum of the specified amount plus the net accumulation value as      May increase or decrease
          of the date of the insured's death.                                 over time, depending on
                                                                              the amount of premium
                                                                              paid and the investment
                                                                              performance of the
                                                                              underlying Sub-Accounts
                                                                              or the Fixed Account.

                  If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.

                  CHANGES TO THE INITIAL SPECIFIED AMOUNT AND DEATH BENEFIT OPTIONS

                  Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

                  The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

                  You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.

OPTION CHANGE                                IMPACT
--------------------------------------------------------------------------------
   1 to 2       The specified amount will be reduced by the accumulation value as of the effective date of change.

   2 to 1 The specified amount will be increased by the accumulation value as of the effective date of change.

                  Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

                  We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

                  Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.

                  DEATH BENEFIT PROCEEDS

                  Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy #of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

                  After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.

POLICY SURRENDERS

                  You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

                  The surrender value of your policy is the amount you can receive by surrendering the policy. The surrender value is the net accumulation value less any applicable surrender charge, less any accrued loan interest not yet charged.

                  Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

                  PARTIAL SURRENDER

                  You may make a partial surrender, withdrawing a portion of your policy values. You may request a partial surrender in writing or electronically, if previously authorized. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

                  Partial surrenders may reduce the accumulation value and the specified amount. The amount of the partial surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.

  DEATH BENEFIT
 OPTION IN EFFECT                  IMPACT OF PARTIAL SURRENDER
--------------------------------------------------------------------------------
       1          Will reduce the accumulation value and the specified amount.

       2 Will reduce the accumulation value, but not the specified amount.

                  Partial surrender proceeds will generally be paid within seven days of our receipt of your request.

                  We may at our discretion decline any request for a partial surrender.

POLICY LOANS

                  You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

                  The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 8% in all policy years and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy.

                  The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the Loan Account value. Lincoln Life credits interest to the loan account value at a rate of 7% in policy years 1-10 and 7.75% thereafter, so the net cost of your policy loan is 1% in years 1-10 and 0.25% thereafter.

                  Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

                  If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision unless the No Lapse provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

LAPSE AND REINSTATEMENT

                  If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the No Lapse provision is in effect, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

                  1)  because it has been exhausted by earlier deductions;

                  2)  as a result of poor investment performance;

                  3)  due to partial surrenders;

                  4)  due to indebtedness for policy loans; or

                  5)  because of a combination of any of these factors.

                  If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written #notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

                  If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.

                  NO LAPSE PROVISION

                  Your policy includes a No Lapse provision -- also known as the Guaranteed Death Benefit provision. Under this provision, your policy will not lapse during the first five policy years, even if the net accumulation value is insufficient to meet the monthly deductions, as long as the No Lapse premium requirement has been met. This premium is the cumulative premium to be paid by each monthly anniversary day. The sum of all the premium payments, less any policy loans (including accrued loan interest) and partial surrenders, must at least equal the sum of the No Lapse (Guaranteed Death Benefit) premiums since the date of issue of the policy.

                  There is no difference in the calculation of policy values and death benefit between a policy that has the No Lapse provision, and a policy that does not. This is true whether or not the No Lapse provision is active and keeping the policy from lapsing.

                  A grace period of 61 days will be allotted after each monthly anniversary day on which insufficient premiums have been paid. At least 31 days before the end of that period, we will notify you of the amount of premium necessary to maintain the No Lapse (Guaranteed Death Benefit) provision. If you have paid insufficient premiums to cover your monthly deductions, the policy, after notice, and expiration of the grace period, will lapse.

                  If the No Lapse provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No Lapse premium would have been. If you pay only the minimum premium needed to keep the No Lapse provision in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.

                  REINSTATEMENT OF A LAPSED POLICY

                  If the No Lapse provision is not in effect, and your policy has lapsed, you may reinstate your policy provided:

                  1)  it has not been surrendered;
                  2)  there is an application for reinstatement in writing;
                  3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk;

                  4) we receive a payment sufficient to keep your policy in force for at least two months; and

                  5)  any accrued loan interest is paid.

                  The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.

TAX ISSUES

                  The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.

                  TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

                  TAX STATUS OF THE POLICY. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

                  The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

                  INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                  RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

                  NO GUARANTEES REGARDING TAX TREATMENT We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

                  TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

                  TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.

                  POLICIES WHICH ARE MECS

                  CHARACTERIZATION OF A POLICY AS A MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years.

                  TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

                  PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 591/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

                  SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

                  POLICIES WHICH ARE NOT MEC

                  TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

                  CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

                  TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

                  OTHER CONSIDERATIONS

                  INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges the policy, which ends at age 100, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

                  COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

                  DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

                  FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

                  CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

                  FAIR VALUE OF YOUR POLICY

                  It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.

                  TAX STATUS OF LINCOLN LIFE

                  Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

                  In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator.

LEGAL PROCEEDINGS

                  Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

                  After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the Separate Account or the Principal Underwriter.

FINANCIAL STATEMENTS

                  Financial statements of the Separate Account and consolidated financial statements of the Company are located in the SAI.

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).

                          TABLE OF CONTENTS OF THE SAI

GENERAL INFORMATION                                2
   Lincoln Life                                    2
   Registration Statement                          2
   Changes of Investment Policy                    2
   Principal Underwriter                           3
   Disaster Plan                                   3
   Advertising                                     3
SERVICES                                           3
   Independent Auditors                            3
   Accounting Services                             3
   Checkbook Service for Disbursements             4
POLICY INFORMATION                                 4
   Case Exceptions                                 4
   Assignment                                      4
   Change of Ownership                             4
   Beneficiary                                     5
   Change of Plan                                  5
   Settlement Options                              5
   Deferral of Payments                            6
   Incontestability                                6
   Misstatement of Age or Gender                   6
   Suicide                                         6
ADDITIONAL INFORMATION ABOUT CHARGES               7
   Surrender Charges                               7
FINANCIAL STATEMENTS                               7
   Separate Account                              M-1
   Company                                       S-1
PERFORMANCE DATA                                 P-1

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 942-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our Internet site, www.LFG.com

Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-42479
1940 Act Registration No. 811-08557

                                END OF PROSPECTUS

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

                                DATED MAY 1, 2004
                  RELATING TO PROSPECTUS DATED MAY 1, 2004 FOR

                              LINCOLN VUL-I PRODUCT

        LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M, REGISTRANT

             THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, DEPOSITOR

The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

        Client Service Center, MVL-1
        350 Church Street
        Hartford, CT 06103-1106;
or by telephoning 1-800-444-2363, and requesting a copy of the Lincoln VUL-I product prospectus.

                          TABLE OF CONTENTS OF THE SAI

CONTENT                                                  PAGE
-------                                                  ----
GENERAL INFORMATION                                         2
   Lincoln Life                                             2
   Registration Statement                                   2
   Changes of Investment Policy                             2
   Principal Underwriter                                    3
   Disaster Plan                                            3
   Advertising                                              3
SERVICES                                                    3
   Independent Auditors                                     3
   Accounting Services                                      3
   Checkbook Service for Disbursements                      4
POLICY INFORMATION                                          4
   Case Exceptions                                          4
   Assignment                                               4
   Change of Ownership                                      4
   Beneficiary                                              5
   Change of Plan                                           5
   Settlement Options                                       5
   Deferral of Payments                                     6
   Incontestability                                         6
   Misstatement of Age or Gender                            6
   Suicide                                                  6
ADDITIONAL INFORMATION ABOUT CHARGES                        7
   Surrender Charges                                        7
FINANCIAL STATEMENTS                                        7
   Separate Account                                       M-1
   Company                                                S-1
PERFORMANCE DATA                                          P-1

GENERAL INFORMATION

                  LINCOLN LIFE

                  The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

                  Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

                  Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

                  A blanket bond with a per event limit of $25 million and an annual policy aggregate limit of $50 million covers all of the officers and employees of the Company.

                  REGISTRATION STATEMENT

                  A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.

                  CHANGES OF INVESTMENT POLICY

                  Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.

                  If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such #change to make this conversion. We will not require evidence of insurability for this conversion.

                  The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.

                  PRINCIPAL UNDERWRITER

                  Lincoln Life, 1300 S. Clinton Street, Fort Wayne, IN 46802, is the principal underwriter for the policies, which are offered continuously. Lincoln Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies.

                  DISASTER PLAN

                  We have assigned full-time staff devoted to the development of business continuity plans in conjunction with a national vendor. In addition, we have a site available in which to recover our critical business functions in the event of a disaster. We also conduct tests of our capabilities and plans in the event of a disaster.

                  ADVERTISING

                  Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

SERVICES

                  INDEPENDENT AUDITORS

                  The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing elsewhere in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.

                  ACCOUNTING SERVICES

                  We have entered into an agreement with the Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA, 19203, to provide accounting services to the #Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.

                  CHECKBOOK SERVICE FOR DISBURSEMENTS

                  We offer a checkbook service in which the death benefit proceeds are transferred into an interest-bearing account, in the beneficiary's name as owner of the account. Your beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the beneficiary additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.

                  We also offer this same checkbook service for surrenders of your policy of $500,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately -- even a check for the entire amount.

POLICY INFORMATION

                  CASE EXCEPTIONS

                  This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.

                  ASSIGNMENT

                  While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

                  Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.

                  CHANGE OF OWNERSHIP

                  As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We #may require that the policy be submitted to us for endorsement before making a change.

                  BENEFICIARY

                  The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

                  You may change the beneficiary at any time while the insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

                  If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.

                  CHANGE OF PLAN

                  Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.

                  SETTLEMENT OPTIONS

                  You may elect or change a settlement option while the insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

                  If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

                  Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

                  You have at least four settlement options:
                  1)  an annuity for the lifetime of the payee;
                  2)  an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;
                  3)  monthly payments for a stated number of years, at least five but no more than thirty.
                  4) payment of a maximum of 3% interest annually on the sum left on deposit.

                  We may offer you or your beneficiary additional settlement options in the future.

                  DEFERRAL OF PAYMENTS

                  Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.

                  INCONTESTABILITY

                  The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).

                  MISSTATEMENT OF AGE OR GENDER

                  If the age or gender of the insured has been misstated, benefits will be adjusted based on the following values:
                  1)  the net amount at risk at the time of the insured's death;
                  2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and
                  3)  the accumulation value at the time of the insured's death.

                  The amount of death benefit proceeds will be 1. multiplied by
                  2. and then the result added to 3.

                  SUICIDE

                  If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.

ADDITIONAL INFORMATION ABOUT CHARGES

                  SURRENDER CHARGES

                  The surrender charge is calculated as (a) times (b), where

                      (a) is the sum of
                           (i) the deferred sales charge, based on the actual premium paid and the guideline annual premium amount in years 1-2, and
                           (ii) the deferred administrative charge of $6.00 per $1,000 of specified amount.

                      (b) is the surrender charge grading factors:

                              POLICY YEARS         SURRENDER CHARGE GRADING FACTORS
                              ------------         --------------------------------
                                  1-5                            100%
                                   6                              80%
                                   7                              60%
                                   8                              40%
                                   9                              20%
                                  10                              0%

                  The actual surrender charge may be less than the maximum surrender charge, and is included in each policy. No surrender charge is applied in the 16th policy year or beyond.

FINANCIAL STATEMENTS

                  The December 31, 2003 financial statements of the Separate Account and consolidated financial statements of the Company follow.

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2003

                                                                              CONTRACT PURCHASES
                                                                              DUE FROM THE LINCOLN
                                                                              NATIONAL LIFE
SUBACCOUNT                                                  INVESTMENTS       INSURANCE COMPANY      TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                               $     2,845,834            $        --   $     2,845,834
AIM V.I. Diversified Income                                         688,522                     --           688,522
AIM V.I. Growth                                                  18,744,785                  7,170        18,751,955
AIM V.I. International Growth                                     4,708,857                  2,579         4,711,436
AIM V.I. Premier Equity                                          25,588,303                 94,581        25,682,884
ABVPSF Growth and Income                                          5,729,747                142,937         5,872,684
ABVPSF Premier Growth                                             1,403,231                     --         1,403,231
ABVPSF Small Cap Value                                            3,166,403                     --         3,166,403
ABVPSF Technology                                                 1,035,118                     --         1,035,118
American Funds Global Small Capitalization Class 2                9,021,527                 61,353         9,082,880
American Funds Growth Class 2                                    48,387,953                 94,698        48,482,651
American Funds Growth -- Income Class 2                          41,409,879                 75,860        41,485,739
American Funds International Class 2                              6,684,554                 53,580         6,738,134
Baron Capital Asset                                               4,162,525                     --         4,162,525
M Fund Brandes International Equity                                  48,423                    481            48,904
M Fund Business Opportunity Value                                        70                     --                70
Delaware VIPT Emerging Markets                                    3,323,953                     --         3,323,953
Delaware VIPT High Yield                                          6,408,805                  9,893         6,418,698
Delaware VIPT Large Cap Value                                     2,536,435                    399         2,536,834
Delaware VIPT REIT                                               11,826,790                  3,230        11,830,020
Delaware VIPT Small Cap Value                                    21,882,803                 56,634        21,939,437
Delaware VIPT Trend                                              18,332,206                 89,680        18,421,886
Delaware VIPT U.S. Growth                                           164,056                     --           164,056
Fidelity VIP Asset Manager                                          860,756                     --           860,756
Fidelity VIP Contrafund Service Class                            17,993,329                108,170        18,101,499
Fidelity VIP Equity-Income                                        4,989,421                     --         4,989,421
Fidelity VIP Equity-Income Service Class                          3,426,872                 26,095         3,452,967
Fidelity VIP Growth Service Class                                 5,460,581                     --         5,460,581
Fidelity VIP Growth Opportunities Service Class                   4,305,408                    150         4,305,558
Fidelity VIP High Income Service Class                            2,676,574                     --         2,676,574
Fidelity VIP Investment Grade Bond                                2,945,722                     --         2,945,722

                                                            CONTRACT REDEMPTIONS   MORTALITY & EXPENSE GUARANTEE
                                                            DUE TO THE LINCOLN     CHARGES PAYABLE TO THE
                                                            NATIONAL LIFE          LINCOLN NATIONAL LIFE
SUBACCOUNT                                                  INSURANCE COMPANY      INSURANCE COMPANY              NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                        $        46                    $        62   $     2,845,726
AIM V.I. Diversified Income                                                   --                             15           688,507
AIM V.I. Growth                                                               --                            403        18,751,552
AIM V.I. International Growth                                                 --                            101         4,711,335
AIM V.I. Premier Equity                                                       --                            550        25,682,334
ABVPSF Growth and Income                                                      --                            124         5,872,560
ABVPSF Premier Growth                                                         --                             30         1,403,201
ABVPSF Small Cap Value                                                     1,498                             69         3,164,836
ABVPSF Technology                                                          8,288                             23         1,026,807
American Funds Global Small Capitalization Class 2                            --                            194         9,082,686
American Funds Growth Class 2                                                 --                          1,042        48,481,609
American Funds Growth -- Income Class 2                                       --                            894        41,484,845
American Funds International Class 2                                          --                            142         6,737,992
Baron Capital Asset                                                            3                             90         4,162,432
M Fund Brandes International Equity                                           --                              1            48,903
M Fund Business Opportunity Value                                             --                             --                70
Delaware VIPT Emerging Markets                                               173                             71         3,323,709
Delaware VIPT High Yield                                                      --                            140         6,418,558
Delaware VIPT Large Cap Value                                                 --                             55         2,536,779
Delaware VIPT REIT                                                            --                            253        11,829,767
Delaware VIPT Small Cap Value                                                 --                            476        21,938,961
Delaware VIPT Trend                                                           --                            395        18,421,491
Delaware VIPT U.S. Growth                                                     --                              4           164,052
Fidelity VIP Asset Manager                                                   341                             19           860,396
Fidelity VIP Contrafund Service Class                                         --                            385        18,101,114
Fidelity VIP Equity-Income                                                    30                            109         4,989,282
Fidelity VIP Equity-Income Service Class                                      --                             73         3,452,894
Fidelity VIP Growth Service Class                                             37                            119         5,460,425
Fidelity VIP Growth Opportunities Service Class                               --                             91         4,305,467
Fidelity VIP High Income Service Class                                        15                             57         2,676,502
Fidelity VIP Investment Grade Bond                                            60                             64         2,945,598

See accompanying notes.

                                                                              CONTRACT PURCHASES
                                                                              DUE FROM THE LINCOLN
                                                                              NATIONAL LIFE
SUBACCOUNT                                                  INVESTMENTS       INSURANCE COMPANY      TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class                         $       630,733            $     1,660   $       632,393
M Fund Frontier Capital Appreciation                                 43,560                  3,978            47,538
FTVIPT Franklin Small Cap                                         3,364,837                 19,776         3,384,613
FTVIPT Templeton Foreign Securities                               3,294,173                     --         3,294,173
FTVIPT Templeton Foreign Securities Class 2                       5,497,298                     --         5,497,298
FTVIPT Templeton Global Asset Allocation                            588,815                     --           588,815
FTVIPT Templeton Growth Securities                                3,495,645                 48,602         3,544,247
FTVIPT Templeton Growth Securities Class 2                        2,765,565                     --         2,765,565
Janus Aspen Series Balanced                                      14,293,511                     --        14,293,511
Janus Aspen Series Balanced Service Shares                        4,783,063                  1,455         4,784,518
Janus Aspen Series Global Technology Service Shares               1,486,239                  1,406         1,487,645
Janus Aspen Series Mid Cap Growth Service Shares                  1,274,519                     --         1,274,519
Janus Aspen Series Worldwide Growth                              15,349,883                 19,171        15,369,054
Janus Aspen Series Worldwide Growth Service Shares                3,124,543                     36         3,124,579
Lincoln VIPT Aggressive Growth                                      135,294                     --           135,294
Lincoln VIPT Bond                                                32,181,714                 86,243        32,267,957
Lincoln VIPT Capital Appreciation                                 7,619,562                     --         7,619,562
Lincoln VIPT Equity-Income                                        4,588,524                     --         4,588,524
Lincoln VIPT Global Asset Allocation                                957,742                     --           957,742
Lincoln VIPT International                                        1,440,665                 46,587         1,487,252
Lincoln VIPT Money Market                                        46,772,172                 41,991        46,814,163
Lincoln VIPT Social Awareness                                     1,823,844                    836         1,824,680
MFS VIT Capital Opportunities                                       452,640                     --           452,640
MFS VIT Emerging Growth                                          11,501,292                  3,095        11,504,387
MFS VIT Total Return                                             18,186,615                 17,461        18,204,076
MFS VIT Utilities                                                 7,676,938                     --         7,676,938
NB AMT Mid-Cap Growth                                            10,347,475                 53,904        10,401,379
NB AMT Partners                                                   1,491,549                     --         1,491,549
NB AMT Regency                                                    3,680,705                     --         3,680,705
OCC Accumulation Global Equity                                      669,710                     --           669,710
OCC Accumulation Managed                                            663,478                  2,049           665,527
Putnam VT Growth & Income Class IB                                1,984,007                     53         1,984,060
Putnam VT Health Sciences Class IB                                1,009,183                 19,039         1,028,222
Scudder VIT EAFE Equity Index                                     3,716,062                 37,945         3,754,007
Scudder VIT Equity 500 Index                                     50,797,735                157,783        50,955,518
Scudder VIT Small Cap Index                                       7,990,466                     --         7,990,466
M Fund Turner Core Growth                                            21,887                 11,697            33,584

                                                            CONTRACT REDEMPTIONS   MORTALITY & EXPENSE GUARANTEE
                                                            DUE TO THE LINCOLN     CHARGES PAYABLE TO THE
                                                            NATIONAL LIFE          LINCOLN NATIONAL LIFE
SUBACCOUNT                                                  INSURANCE COMPANY      INSURANCE COMPANY              NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class                                  $        --                    $        14   $       632,379
M Fund Frontier Capital Appreciation                                          --                              1            47,537
FTVIPT Franklin Small Cap                                                     --                             73         3,384,540
FTVIPT Templeton Foreign Securities                                          319                             72         3,293,782
FTVIPT Templeton Foreign Securities Class 2                                   64                            118         5,497,116
FTVIPT Templeton Global Asset Allocation                                      --                             13           588,802
FTVIPT Templeton Growth Securities                                            --                             75         3,544,172
FTVIPT Templeton Growth Securities Class 2                                    --                             59         2,765,506
Janus Aspen Series Balanced                                                  173                            313        14,293,025
Janus Aspen Series Balanced Service Shares                                    --                            102         4,784,416
Janus Aspen Series Global Technology Service Shares                           --                             32         1,487,613
Janus Aspen Series Mid Cap Growth Service Shares                              37                             27         1,274,455
Janus Aspen Series Worldwide Growth                                           --                            331        15,368,723
Janus Aspen Series Worldwide Growth Service Shares                            --                             68         3,124,511
Lincoln VIPT Aggressive Growth                                                --                              3           135,291
Lincoln VIPT Bond                                                             --                            699        32,267,258
Lincoln VIPT Capital Appreciation                                            363                            167         7,619,032
Lincoln VIPT Equity-Income                                                    --                             98         4,588,426
Lincoln VIPT Global Asset Allocation                                          --                             21           957,721
Lincoln VIPT International                                                    --                             32         1,487,220
Lincoln VIPT Money Market                                                     --                          1,025        46,813,138
Lincoln VIPT Social Awareness                                                 --                             39         1,824,641
MFS VIT Capital Opportunities                                                 --                             10           452,630
MFS VIT Emerging Growth                                                       --                            248        11,504,139
MFS VIT Total Return                                                          --                            397        18,203,679
MFS VIT Utilities                                                            118                            166         7,676,654
NB AMT Mid-Cap Growth                                                         --                            225        10,401,154
NB AMT Partners                                                               --                             32         1,491,517
NB AMT Regency                                                               305                             79         3,680,321
OCC Accumulation Global Equity                                                --                             15           669,695
OCC Accumulation Managed                                                      --                             15           665,512
Putnam VT Growth & Income Class IB                                            --                             42         1,984,018
Putnam VT Health Sciences Class IB                                            --                             22         1,028,200
Scudder VIT EAFE Equity Index                                                 --                             79         3,753,928
Scudder VIT Equity 500 Index                                                  --                          1,080        50,954,438
Scudder VIT Small Cap Index                                                  733                            174         7,989,559
M Fund Turner Core Growth                                                     --                             --            33,584

See accompanying notes

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2003

                                                               DIVIDENDS       MORTALITY AND    NET
                                                               FROM            EXPENSE          INVESTMENT      NET REALIZED
                                                               INVESTMENT      GUARANTEE        INCOME          GAIN (LOSS)
SUBACCOUNT                                                     INCOME          CHARGES          (LOSS)          ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                  $         --    $     (20,196)   $    (20,196)   $   (237,969)
AIM V.I. Diversified Income                                          42,724           (5,360)         37,364         (15,208)
AIM V.I. Growth                                                          --         (127,297)       (127,297)     (2,114,248)
AIM V.I. International Growth                                        22,549          (29,316)         (6,767)         40,253
AIM V.I. Premier Equity                                              70,748         (181,734)       (110,986)     (2,347,027)
ABVPSF Growth and Income                                             36,909          (29,949)          6,960          26,430
ABVPSF Premier Growth                                                    --           (7,065)         (7,065)         (4,444)
ABVPSF Small Cap Value                                               11,475          (15,797)         (4,322)        129,051
ABVPSF Technology                                                        --           (4,665)         (4,665)         16,400
American Funds Global Small Capitalization Class 2                   36,082          (45,420)         (9,338)        183,039
American Funds Growth Class 2                                        44,008         (272,526)       (228,518)       (999,926)
American Funds Growth-- Income Class 2                              355,522         (233,323)        122,199        (162,483)
American Funds International Class 2                                 70,435          (28,738)         41,697           1,395
Baron Capital Asset                                                      --          (30,012)        (30,012)         57,137
M Fund Brandes International Equity                                     411             (102)            309             433
M Fund Business Opportunity Value                                        --               --              --              --
Delaware VIPT Devon                                                   4,471             (796)          3,675        (125,814)
Delaware VIPT Emerging Markets                                       57,109          (17,887)         39,222         138,826
Delaware VIPT High Yield                                            234,554          (36,899)        197,655         345,206
Delaware VIPT Large Cap Value                                        11,715          (10,122)          1,593          24,031
Delaware VIPT REIT                                                  164,246          (60,204)        104,042         263,925
Delaware VIPT Small Cap Value                                        57,829         (125,604)        (67,775)        418,351
Delaware VIPT Trend                                                      --         (114,731)       (114,731)       (341,713)
Delaware VIPT U.S. Growth                                                99             (646)           (547)         (2,857)
Fidelity VIP Asset Manager                                           27,466           (6,369)         21,097         (33,314)
Fidelity VIP Contrafund Service Class                                47,611         (111,444)        (63,833)       (161,156)
Fidelity VIP Equity-Income                                           77,096          (34,311)         42,785        (151,353)
Fidelity VIP Equity-Income Service Class                             24,300          (16,597)          7,703          35,314
Fidelity VIP Growth Service Class                                     6,899          (33,136)        (26,237)       (205,557)
Fidelity VIP Growth Opportunities Service Class                      23,112          (28,467)         (5,355)       (210,086)
Fidelity VIP High Income Service Class                              128,850          (18,548)        110,302          40,133
Fidelity VIP Investment Grade Bond                                  142,945          (26,935)        116,010         107,921
Fidelity VIP Overseas Service Class                                   1,361           (3,003)         (1,642)        152,463
M Fund Frontier Capital Appreciation                                     --              (91)            (91)            196
FTVIPT Franklin Small Cap                                                --          (13,949)        (13,949)        109,535
FTVIPT Templeton Foreign Securities                                  53,696          (22,430)         31,266        (248,319)
FTVIPT Templeton Foreign Securities Class 2                          71,827          (33,070)         38,757        (494,514)
FTVIPT Templeton Global Asset Allocation                             11,282           (3,289)          7,993         (17,180)
FTVIPT Templeton Growth Securities                                   41,120          (19,924)         21,196         (10,105)

                                                               DIVIDENDS                         NET CHANGE        NET INCREASE
                                                               FROM                              IN UNREALIZED     (DECREASE)
                                                               NET REALIZED    NET REALIZED      APPRECIATION      IN NET ASSETS
                                                               GAIN ON         GAIN (LOSS)       OR DEPRECIATION   RESULTING
SUBACCOUNT                                                     INVESTMENTS     ON INVESTMENTS    ON INVESTMENTS    FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                  $         --    $   (237,969)     $    900,709      $    642,544
AIM V.I. Diversified Income                                              --         (15,208)           31,429            53,585
AIM V.I. Growth                                                          --      (2,114,248)        6,597,607         4,356,062
AIM V.I. International Growth                                            --          40,253           975,064         1,008,550
AIM V.I. Premier Equity                                                  --      (2,347,027)        7,520,313         5,062,300
ABVPSF Growth and Income                                                 --          26,430         1,050,165         1,083,555
ABVPSF Premier Growth                                                    --          (4,444)          194,168           182,659
ABVPSF Small Cap Value                                               27,376         156,427           587,879           739,984
ABVPSF Technology                                                        --          16,400           188,766           200,501
American Funds Global Small Capitalization Class  2                      --         183,039         2,447,522         2,621,223
American Funds Growth Class 2                                            --        (999,926)       11,948,572        10,720,128
American Funds Growth-- Income Class 2                                   --        (162,483)        8,530,969         8,490,685
American Funds International Class 2                                     --           1,395         1,233,728         1,276,820
Baron Capital Asset                                                      --          57,137           965,787           992,912
M Fund Brandes International Equity                                      --             433             7,389             8,131
M Fund Business Opportunity Value                                        --              --                 2                 2
Delaware VIPT Devon                                                      --        (125,814)          131,571             9,432
Delaware VIPT Emerging Markets                                           --         138,826         1,113,829         1,291,877
Delaware VIPT High Yield                                                 --         345,206           536,205         1,079,066
Delaware VIPT Large Cap Value                                            --          24,031           350,035           375,659
Delaware VIPT REIT                                                   50,427         314,352         1,940,022         2,358,416
Delaware VIPT Small Cap Value                                            --         418,351         5,316,772         5,667,348
Delaware VIPT Trend                                                      --        (341,713)        4,874,725         4,418,281
Delaware VIPT U.S. Growth                                                --          (2,857)           18,467            15,063
Fidelity VIP Asset Manager                                               --         (33,314)          138,055           125,838
Fidelity VIP Contrafund Service Class                                    --        (161,156)        3,876,346         3,651,357
Fidelity VIP Equity-Income                                               --        (151,353)        1,262,989         1,154,421
Fidelity VIP Equity-Income Service Class                                 --          35,314           610,311           653,328
Fidelity VIP Growth Service Class                                        --        (205,557)        1,414,721         1,182,927
Fidelity VIP Growth Opportunities Service Class                          --        (210,086)        1,156,365           940,924
Fidelity VIP High Income Service Class                                   --          40,133           377,019           527,454
Fidelity VIP Investment Grade Bond                                   50,296         158,217          (128,018)          146,209
Fidelity VIP Overseas Service Class                                      --         152,463            65,787           216,608
M Fund Frontier Capital Appreciation                                     --             196             6,014             6,119
FTVIPT Franklin Small Cap                                                --         109,535           514,170           609,756
FTVIPT Templeton Foreign Securities                                      --        (248,319)        1,030,010           812,957
FTVIPT Templeton Foreign Securities Class 2                              --        (494,514)        1,673,699         1,217,942
FTVIPT Templeton Global Asset Allocation                                 --         (17,180)          129,820           120,633
FTVIPT Templeton Growth Securities                                       --         (10,105)          756,109           767,200

See accompanying notes

                                                               DIVIDENDS       MORTALITY AND    NET
                                                               FROM            EXPENSE          INVESTMENT      NET REALIZED
                                                               INVESTMENT      GUARANTEE        INCOME          GAIN (LOSS)
SUBACCOUNT                                                     INCOME          CHARGES          (LOSS)          ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Class 2                     $     21,582    $    (12,175)    $      9,407    $    (70,726)
Janus Aspen Series Balanced                                         313,523        (116,884)         196,639        (371,566)
Janus Aspen Series Balanced Service Shares                           71,041         (26,483)          44,558          (8,802)
Janus Aspen Series Global Technology Service Shares                      --          (9,738)          (9,738)       (216,143)
Janus Aspen Series Mid Cap Growth Service Shares                         --          (4,830)          (4,830)         36,141
Janus Aspen Series Worldwide Growth                                 158,781        (112,380)          46,401      (2,078,625)
Janus Aspen Series Worldwide Growth Service Shares                   21,992         (18,954)           3,038         (20,218)
Lincoln VIPT Aggressive Growth                                           --            (673)            (673)        (18,625)
Lincoln VIPT Bond                                                 1,330,664        (241,524)       1,089,140         615,786
Lincoln VIPT Capital Appreciation                                        --         (51,939)         (51,939)       (740,040)
Lincoln VIPT Equity-Income                                           39,723         (27,526)          12,197         (32,091)
Lincoln VIPT Global Asset Allocation                                 20,754          (5,179)          15,575          (8,092)
Lincoln VIPT International                                           18,740          (5,876)          12,864         130,030
Lincoln VIPT Money Market                                           372,051        (426,823)         (54,772)             --
Lincoln VIPT Social Awareness                                        13,070         (10,669)           2,401         (59,377)
MFS VIT Capital Opportunities                                           747          (2,581)          (1,834)          2,784
MFS VIT Emerging Growth                                                  --         (77,517)         (77,517)     (1,262,991)
MFS VIT Total Return                                                252,509        (125,972)         126,537         (21,209)
MFS VIT Utilities                                                   139,610         (48,873)          90,737        (431,738)
NB AMT Mid-Cap Growth                                                    --         (62,839)         (62,839)       (638,722)
NB AMT Partners                                                          --          (9,759)          (9,759)        (38,987)
NB AMT Regency                                                           --         (16,621)         (16,621)         52,072
OCC Accumulation Global Equity                                        4,081          (5,174)          (1,093)        (49,574)
OCC Accumulation Managed                                             12,073          (5,431)           6,642         (50,283)
Putnam VT Growth & Income Class IB                                   14,106          (9,009)           5,097          23,148
Putnam VT Health Sciences Class IB                                    2,906          (5,219)          (2,313)          7,261
Scudder VIT EAFE Equity Index                                       103,175         (20,691)          82,484        (148,025)
Scudder VIT Equity 500 Index                                        484,092        (317,271)         166,821      (2,535,893)
Scudder VIT Small Cap Index                                          43,354         (42,190)           1,164         117,523
M Fund Turner Core Growth                                                41             (59)             (18)             17

                                                               DIVIDENDS                         NET CHANGE        NET INCREASE
                                                               FROM                              IN UNREALIZED     (DECREASE)
                                                               NET REALIZED    NET REALIZED      APPRECIATION      IN NET ASSETS
                                                               GAIN ON         GAIN (LOSS)       OR DEPRECIATION   RESULTING
SUBACCOUNT                                                     INVESTMENTS     ON INVESTMENTS    ON INVESTMENTS    FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Class 2                     $         --    $    (70,726)     $    531,677      $    470,358
Janus Aspen Series Balanced                                              --        (371,566)        1,994,119         1,819,192
Janus Aspen Series Balanced Service Shares                               --          (8,802)          412,983           448,739
Janus Aspen Series Global Technology Service Shares                      --        (216,143)          684,991           459,110
Janus Aspen Series Mid Cap Growth Service Shares                         --          36,141           151,551           182,862
Janus Aspen Series Worldwide Growth                                      --      (2,078,625)        5,094,789         3,062,565
Janus Aspen Series Worldwide Growth Service Shares                       --         (20,218)          567,668           550,488
Lincoln VIPT Aggressive Growth                                           --         (18,625)           26,593             7,295
Lincoln VIPT Bond                                                   270,839         886,625           (91,739)        1,884,026
Lincoln VIPT Capital Appreciation                                        --        (740,040)        2,631,203         1,839,224
Lincoln VIPT Equity-Income                                               --         (32,091)          996,233           976,339
Lincoln VIPT Global Asset Allocation                                     --          (8,092)          110,887           118,370
Lincoln VIPT International                                               --         130,030           170,530           313,424
Lincoln VIPT Money Market                                                --              --                --           (54,772)
Lincoln VIPT Social Awareness                                            --         (59,377)          441,872           384,896
MFS VIT Capital Opportunities                                            --           2,784            81,613            82,563
MFS VIT Emerging Growth                                                  --      (1,262,991)        3,863,752         2,523,244
MFS VIT Total Return                                                     --         (21,209)        2,204,595         2,309,923
MFS VIT Utilities                                                        --        (431,738)        2,228,045         1,887,044
NB AMT Mid-Cap Growth                                                    --        (638,722)        2,667,462         1,965,901
NB AMT Partners                                                          --         (38,987)          414,559           365,813
NB AMT Regency                                                           --          52,072           700,237           735,688
OCC Accumulation Global Equity                                           --         (49,574)          231,021           180,354
OCC Accumulation Managed                                                 --         (50,283)          170,704           127,063
Putnam VT Growth & Income Class IB                                       --          23,148           294,325           322,570
Putnam VT Health Sciences Class IB                                       --           7,261           106,420           111,368
Scudder VIT EAFE Equity Index                                            --        (148,025)          948,560           883,019
Scudder VIT Equity 500 Index                                             --      (2,535,893)       12,553,051        10,183,979
Scudder VIT Small Cap Index                                              --         117,523         1,974,018         2,092,705
M Fund Turner Core Growth                                                --              17             2,726             2,725

See accompanying notes

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2002 AND 2003

                                                               AIM             AIM                             AIM
                                                               V.I.            V.I.            AIM             V.I.
                                                               CAPITAL         DIVERSIFIED     V.I.            INTERNATIONAL
                                                               APPRECIATION    INCOME          GROWTH          GROWTH
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $   3,042,298   $     613,504   $  20,270,435   $   3,217,568
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (21,331)         43,192        (132,089)         (5,805)
  -  Net realized gain (loss) on investments                        (198,159)        (13,038)     (2,800,473)     (1,056,505)
  -  Net change in unrealized appreciation or
       depreciation on investments                                  (571,949)        (21,421)     (3,630,495)        539,711
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                        (791,439)          8,733      (6,563,057)       (522,599)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           520,172         105,776       5,570,167       1,443,080
  -  Participant withdrawals                                        (449,810)        (85,448)     (4,762,720)       (807,545)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  UNIT TRANSACTIONS                                                   70,362          20,328         807,447         635,535
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (721,077)         29,061      (5,755,610)        112,936
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                    2,321,221         642,565      14,514,825       3,330,504
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (20,196)         37,364        (127,297)         (6,767)
  -  Net realized gain (loss) on investments                        (237,969)        (15,208)     (2,114,248)         40,253
  -  Net change in unrealized appreciation or
       depreciation on investments                                   900,709          31,429       6,597,607         975,064
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                         642,544          53,585       4,356,062       1,008,550
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           353,684          82,822       3,874,321         969,046
  -  Participant withdrawals                                        (471,723)        (90,465)     (3,993,656)       (596,765)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  UNIT TRANSACTIONS                                                 (118,039)         (7,643)       (119,335)        372,281
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              524,505          45,942       4,236,727       1,380,831
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $   2,845,726   $     688,507   $  18,751,552   $   4,711,335
============================================================   =============   =============   =============   =============

                                                               AIM             ABVPSF
                                                               V.I.            GROWTH          ABVPSF          ABVPSF
                                                               PREMIER         AND             PREMIER         SMALL CAP
                                                               EQUITY          INCOME          GROWTH          VALUE
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $  31,297,276   $     734,361   $      81,468   $      99,002
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                   (115,205)           (273)         (3,268)         (4,651)
  -  Net realized gain (loss) on investments                      (2,336,650)       (165,925)        (23,419)        (13,084)
  -  Net change in unrealized appreciation or
       depreciation on investments                                (7,417,910)       (462,501)       (121,388)        (81,233)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      (9,869,765)       (628,699)       (148,075)        (98,968)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         6,562,395       2,769,948         723,963       1,489,989
  -  Participant withdrawals                                      (5,849,472)       (262,162)        (52,233)       (122,442)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  UNIT TRANSACTIONS                                                  712,923       2,507,786         671,730       1,367,547
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (9,156,842)      1,879,087         523,655       1,268,579
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                   22,140,434       2,613,448         605,123       1,367,581
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                   (110,986)          6,960          (7,065)         (4,322)
  -  Net realized gain (loss) on investments                      (2,347,027)         26,430          (4,444)        156,427
  -  Net change in unrealized appreciation or
       depreciation on investments                                 7,520,313       1,050,165         194,168         587,879
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       5,062,300       1,083,555         182,659         739,984
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         4,475,443       2,637,336         697,842       1,335,322
  -  Participant withdrawals                                      (5,995,843)       (461,779)        (82,423)       (278,051)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                              (1,520,400)      2,175,557         615,419       1,057,271
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            3,541,900       3,259,112         798,078       1,797,255
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $  25,682,334   $   5,872,560   $   1,403,201   $   3,164,836
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                                               AMERICAN
                                                                               FUNDS                           AMERICAN
                                                                               GLOBAL SMALL    AMERICAN        FUNDS GROWTH-
                                                               ABVPSF          CAPITALIZATION  FUNDS GROWTH    INCOME
                                                               TECHNOLOGY      CLASS 2         CLASS 2         CLASS 2
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $      21,884   $   2,495,516   $  19,867,572   $  13,854,677
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     (1,161)         (2,424)       (171,370)         73,254
  -  Net realized gain (loss) on investments                          (8,125)       (257,523)     (2,159,168)       (836,705)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                (57,225)       (537,148)     (3,983,871)     (3,089,232)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                         (66,511)       (797,095)     (6,314,409)     (3,852,683)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           347,826       2,674,724      15,030,909      14,999,039
  -  Participant withdrawals                                         (18,976)       (714,380)     (4,274,261)     (3,396,983)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  UNIT TRANSACTIONS                                                  328,850       1,960,344      10,756,648      11,602,056
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              262,339       1,163,249       4,442,239       7,749,373
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                      284,223       3,658,765      24,309,811      21,604,050
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     (4,665)         (9,338)       (228,518)        122,199
  -  Net realized gain (loss) on investments                          16,400         183,039        (999,926)       (162,483)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                188,766       2,447,522      11,948,572       8,530,969
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                         200,501       2,621,223      10,720,128       8,490,685
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           602,940       3,469,505      18,496,152      16,165,569
  -  Participant withdrawals                                         (60,857)       (666,807)     (5,044,482)     (4,775,459)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  UNIT TRANSACTIONS                                                  542,083       2,802,698      13,451,670      11,390,110
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              742,584       5,423,921      24,171,798      19,880,795
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $   1,026,807   $   9,082,686   $  48,481,609   $  41,484,845
============================================================   =============   =============   =============   =============

                                                               AMERICAN                        M FUND          M FUND
                                                               FUNDS           BARON           BRANDES         BUSINESS
                                                               INTERNATIONAL   CAPITAL         INTERNATIONAL   OPPORTUNITY
                                                               CLASS 2         ASSET           EQUITY          VALUE
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $     254,750   $   2,923,122   $          --   $          --
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     16,861         (27,700)             --              --
  -  Net realized gain (loss) on investments                         (48,549)        (23,393)             --              --
  -  Net change in unrealized appreciation or depreciation
       on investments                                               (142,313)       (546,125)             --              --
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                        (174,001)       (597,218)             --              --
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         2,365,274       1,867,570              --              --
  -  Participant withdrawals                                        (185,844)       (683,013)             --              --
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  UNIT TRANSACTIONS                                                2,179,430       1,184,557              --              --
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            2,005,429         587,339              --              --
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                    2,260,179       3,510,461              --              --
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     41,697         (30,012)            309              --
  -  Net realized gain (loss) on investments                           1,395          57,137             433              --
  -  Net change in unrealized appreciation or depreciation
       on investments                                              1,233,728         965,787           7,389               2
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      1,276,820         992,912           8,131               2
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         3,732,099         720,697          42,896              71
  -  Participant withdrawals                                        (531,106)     (1,061,638)         (2,124)             (3)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               3,200,993        (340,941)         40,772              68
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            4,477,813         651,971          48,903              70
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $   6,737,992   $   4,162,432   $      48,903   $          70
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                                               DELAWARE                        DELAWARE
                                                               DELAWARE        VIPT            DELAWARE        VIPT
                                                               VIPT            EMERGING        VIPT            LARGE
                                                               DEVON           MARKETS         HIGH YIELD      CAP VALUE
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $     333,718   $   1,671,600   $   1,256,322   $      20,699
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                        582          33,331         152,372            (563)
  -  Net realized gain (loss) on investments                         (17,492)         47,320        (163,921)         (1,720)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                (86,726)        (16,049)         78,832          (6,511)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       (103,636)         64,602          67,283          (8,794)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           155,324         539,303       1,331,308         478,239
  -  Participant withdrawals                                         (46,035)       (280,900)       (355,934)        (49,767)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 109,289         258,403         975,374         428,472
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                5,653         323,005       1,042,657         419,678
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                      339,371       1,994,605       2,298,979         440,377
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                      3,675          39,222         197,655           1,593
  -  Net realized gain (loss) on investments                        (125,814)        138,826         345,206          24,031
  -  Net change in unrealized appreciation or depreciation
       on investments                                                131,571       1,113,829         536,205         350,035
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                          9,432       1,291,877       1,079,066         375,659
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                            12,879         487,250       3,763,194       1,898,660
  -  Participant withdrawals                                        (361,682)       (450,023)       (722,681)       (177,917)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                (348,803)         37,227       3,040,513       1,720,743
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (339,371)      1,329,104       4,119,579       2,096,402
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $          --   $   3,323,709   $   6,418,558   $   2,536,779
============================================================   =============   =============   =============   =============

                                                                               DELAWARE                        DELAWARE
                                                               DELAWARE        VIPT            DELAWARE        VIPT
                                                               VIPT            SMALL           VIPT            U.S.
                                                               REIT            CAP VALUE       TREND           GROWTH
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $   1,943,608   $  10,313,863   $  13,969,138   $       3,562
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     37,314         (37,625)        (97,311)           (105)
  -  Net realized gain (loss) on investments                          36,069         611,280        (919,186)         (1,025)
  -  Net change in unrealized appreciation or depreciation
       on investments                                               (186,436)     (1,544,616)     (1,917,532)         (7,362)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       (113,053)       (970,961)     (2,934,029)         (8,492)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         4,062,237       6,693,396       3,968,001          45,983
  -  Participant withdrawals                                        (633,850)     (2,791,630)     (3,256,310)         (7,431)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               3,428,387       3,901,766         711,691          38,552
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            3,315,334       2,930,805      (2,222,338)         30,060
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                    5,258,942      13,244,668      11,746,800          33,622
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    104,042         (67,775)       (114,731)           (547)
  -  Net realized gain (loss) on investments                         314,352         418,351        (341,713)         (2,857)
  -  Net change in unrealized appreciation or depreciation
       on investments                                              1,940,022       5,316,772       4,874,725          18,467
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      2,358,416       5,667,348       4,418,281          15,063
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         5,192,267       5,678,265       4,596,612         131,321
  -  Participant withdrawals                                        (979,858)     (2,651,320)     (2,340,202)        (15,954)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               4,212,409       3,026,945       2,256,410         115,367
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            6,570,825       8,694,293       6,674,691         130,430
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $  11,829,767   $  21,938,961   $  18,421,491   $     164,052
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                                                                               FIDELITY
                                                               FIDELITY        FIDELITY        FIDELITY        VIP
                                                               VIP             VIP             VIP             EQUITY-
                                                               ASSET           CONTRAFUND      EQUITY-         INCOME
                                                               MANAGER         SERVICE CLASS   INCOME          SERVICE CLASS
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $     877,369   $  11,652,925   $   4,822,049   $     140,440
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     24,532          (9,640)         40,960          (2,921)
  -  Net realized gain (loss) on investments                         (41,555)       (350,515)        (48,748)        (35,140)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                (67,045)       (860,838)       (860,327)       (144,431)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                        (84,068)     (1,220,993)       (868,115)       (182,492)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           135,063       4,191,405         636,736       1,386,036
  -  Participant withdrawals                                        (157,307)     (2,782,148)       (550,396)       (139,925)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 (22,244)      1,409,257          86,340       1,246,111
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (106,312)        188,264        (781,775)      1,063,619
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                      771,057      11,841,189       4,040,274       1,204,059
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     21,097         (63,833)         42,785           7,703
  -  Net realized gain (loss) on investments                         (33,314)       (161,156)       (151,353)         35,314
  -  Net change in unrealized appreciation or depreciation
       on investments                                                138,055       3,876,346       1,262,989         610,311
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                        125,838       3,651,357       1,154,421         653,328
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           134,375       5,152,983         550,027       1,857,573
  -  Participant withdrawals                                        (170,874)     (2,544,415)       (755,440)       (262,066)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 (36,499)      2,608,568        (205,413)      1,595,507
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               89,339       6,259,925         949,008       2,248,835
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $     860,396   $  18,101,114   $   4,989,282   $   3,452,894
============================================================   =============   =============   =============   =============

                                                                               FIDELITY        FIDELITY
                                                               FIDELITY        VIP             VIP             FIDELITY
                                                               VIP             GROWTH          HIGH            VIP
                                                               GROWTH          OPPORTUNITIES   INCOME          INVESTMENT
                                                               SERVICE CLASS   SERVICE CLASS   SERVICE CLASS   GRADE BOND
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $   3,232,358   $   4,225,523   $   1,614,876   $   3,186,224
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (21,244)          5,278         195,249         100,284
  -  Net realized gain (loss) on investments                        (241,564)       (312,270)       (219,134)         47,412
  -  Net change in unrealized appreciation or depreciation
       on investments                                               (876,186)       (649,106)         41,795         171,063
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (1,138,994)       (956,098)         17,910         318,759
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         1,849,580       1,129,274         346,683         588,662
  -  Participant withdrawals                                        (658,481)       (931,255)       (329,469)       (501,410)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               1,191,099         198,019          17,214          87,252
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               52,105        (758,079)         35,124         406,011
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                    3,284,463       3,467,444       1,650,000       3,592,235
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (26,237)         (5,355)        110,302         116,010
  -  Net realized gain (loss) on investments                        (205,557)       (210,086)         40,133         158,217
  -  Net change in unrealized appreciation or depreciation
       on investments                                              1,414,721       1,156,365         377,019        (128,018)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      1,182,927         940,924         527,454         146,209
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         1,800,187         819,211       1,031,301         490,150
  -  Participant withdrawals                                        (807,152)       (922,112)       (532,253)     (1,282,996)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 993,035        (102,901)        499,048        (792,846)
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            2,175,962         838,023       1,026,502        (646,637)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $   5,460,425   $   4,305,467   $   2,676,502   $   2,945,598
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                                               M FUND                          FTVIPT
                                                               FIDELITY VIP    FRONTIER        FTVIPT          TEMPLETON
                                                               OVERSEAS        CAPITAL         FRANKLIN        FOREIGN
                                                               SERVICE CLASS   APPRECIATION    SMALL CAP       SECURITIES
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $      43,931         $    --   $     163,706   $   3,222,768
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                       (999)             --          (1,750)         29,352
  -  Net realized gain (loss) on investments                           9,075              --         (39,933)       (279,767)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                 (6,262)             --         (68,614)       (367,044)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                          1,814              --        (110,297)       (617,459)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           217,541              --         812,337         575,803
  -  Participant withdrawals                                         (53,372)             --        (102,844)       (585,862)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 164,169              --         709,493         (10,059)
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              165,983              --         599,196        (627,518)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                      209,914              --         762,902       2,595,250
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     (1,642)            (91)        (13,949)         31,266
  -  Net realized gain (loss) on investments                         152,463             196         109,535        (248,319)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                 65,787           6,014         514,170       1,030,010
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                        216,608           6,119         609,756         812,957
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           270,857          43,103       2,249,219         386,293
  -  Participant withdrawals                                         (65,000)         (1,685)       (237,337)       (500,718)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 205,857          41,418       2,011,882        (114,425)
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              422,465          47,537       2,621,638         698,532
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $     632,379   $      47,537   $   3,384,540   $   3,293,782
============================================================   =============   =============   =============   =============

                                                               FTVIPT                                          FTVIPT
                                                               TEMPLETON       FTVIPT          FTVIPT          TEMPLETON
                                                               FOREIGN         TEMPLETON       TEMPLETON       GROWTH
                                                               SECURITIES      GLOBAL ASSET    GROWTH          SECURITIES
                                                               CLASS 2         ALLOCATION      SECURITIES      CLASS 2
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $   4,630,554   $     346,970   $     995,677   $     901,558
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     34,403           3,948          19,244          15,483
  -  Net realized gain (loss) on investments                        (668,898)        (22,865)        (21,765)        (33,131)
  -  Net change in unrealized appreciation or depreciation
       on investments                                               (269,855)          1,484        (278,305)       (241,055)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       (904,350)        (17,433)       (280,826)       (258,703)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         1,216,556          84,016       1,058,769         979,394
  -  Participant withdrawals                                        (913,119)        (58,480)       (225,257)       (245,378)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 303,437          25,536         833,512         734,016
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (600,913)          8,103         552,686         475,313
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                    4,029,641         355,073       1,548,363       1,376,871
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     38,757           7,993          21,196           9,407
  -  Net realized gain (loss) on investments                        (494,514)        (17,180)        (10,105)        (70,726)
  -  Net change in unrealized appreciation or depreciation
       on investments                                              1,673,699         129,820         756,109         531,677
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      1,217,942         120,633         767,200         470,358
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         1,417,252         192,845       1,539,873       1,294,588
  -  Participant withdrawals                                      (1,167,719)        (79,749)       (311,264)       (376,311)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 249,533         113,096       1,228,609         918,277
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            1,467,475         233,729       1,995,809       1,388,635
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $   5,497,116   $     588,802   $   3,544,172   $   2,765,506
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                                                               JANUS           JANUS
                                                                               JANUS           ASPEN           ASPEN
                                                                               ASPEN           SERIES          SERIES
                                                               JANUS           SERIES          GLOBAL          MID CAP
                                                               ASPEN           BALANCED        TECHNOLOGY      GROWTH
                                                               SERIES          SERVICE         SERVICE         SERVICE
                                                               BALANCED        SHARES          SHARES          SHARES
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $  16,265,404   $     482,187   $   2,018,401   $      55,510
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    251,769          30,288         (11,590)         (1,045)
  -  Net realized gain (loss) on investments                        (472,657)        (10,648)       (698,292)        (14,407)
  -  Net change in unrealized appreciation or depreciation
       on investments                                               (951,186)       (156,717)       (180,439)        (16,560)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (1,172,074)       (137,077)       (890,321)        (32,012)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         2,997,140       2,400,034         527,360         345,525
  -  Participant withdrawals                                      (3,617,987)       (283,025)       (661,240)       (103,911)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                (620,847)      2,117,009        (133,880)        241,614
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (1,792,921)      1,979,932      (1,024,201)        209,602
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                   14,472,483       2,462,119         994,200         265,112
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    196,639          44,558          (9,738)         (4,830)
  -  Net realized gain (loss) on investments                        (371,566)         (8,802)       (216,143)         36,141
  -  Net change in unrealized appreciation or depreciation
       on investments                                              1,994,119         412,983         684,991         151,551
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      1,819,192         448,739         459,110         182,862
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         2,125,909       2,264,021         367,694         901,195
  -  Participant withdrawals                                      (4,124,559)       (390,463)       (333,391)        (74,714)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                              (1,998,650)      1,873,558          34,303         826,481
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (179,458)      2,322,297         493,413       1,009,343
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $  14,293,025   $   4,784,416   $   1,487,613   $   1,274,455
============================================================   =============   =============   =============   =============

                                                                               JANUS
                                                                               ASPEN
                                                               JANUS           SERIES
                                                               ASPEN           WORLDWIDE       LINCOLN
                                                               SERIES          GROWTH          VIPT            LINCOLN
                                                               WORLDWIDE       SERVICE         AGGRESSIVE      VIPT
                                                               GROWTH          SHARES          GROWTH          BOND
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $  20,214,296   $     573,624   $       3,216   $  18,977,938
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     19,204             (91)           (193)      1,000,088
  -  Net realized gain (loss) on investments                      (2,076,366)        (44,923)         (1,933)        292,366
  -  Net change in unrealized appreciation or depreciation
       on investments                                             (3,189,270)       (371,799)         (7,294)        739,514
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (5,246,432)       (416,813)         (9,420)      2,031,968
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         4,401,412       1,774,728          51,386      11,311,281
  -  Participant withdrawals                                      (5,201,888)       (224,145)         (5,533)     (5,202,119)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                (800,476)      1,550,583          45,853       6,109,162
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (6,046,908)      1,133,770          36,433       8,141,130
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                   14,167,388       1,707,394          39,649      27,119,068
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     46,401           3,038            (673)      1,089,140
  -  Net realized gain (loss) on investments                      (2,078,625)        (20,218)        (18,625)        886,625
  -  Net change in unrealized appreciation or depreciation
       on investments                                              5,094,789         567,668          26,593         (91,739)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      3,062,565         550,488           7,295       1,884,026
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         3,091,650       1,201,624          96,657       8,597,752
  -  Participant withdrawals                                      (4,952,880)       (334,995)         (8,310)     (5,333,588)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                              (1,861,230)        866,629          88,347       3,264,164
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            1,201,335       1,417,117          95,642       5,148,190
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $  15,368,723   $   3,124,511   $     135,291   $  32,267,258
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                                                               LINCOLN
                                                               LINCOLN         LINCOLN         VIPT
                                                               VIPT            VIPT            GLOBAL          LINCOLN
                                                               CAPITAL         EQUITY-         ASSET           VIPT
                                                               APPRECIATION    INCOME          ALLOCATION      INTERNATIONAL
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $   7,495,791   $   2,627,260   $     520,113   $      16,687
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (51,881)          5,628           4,012           5,182
  -  Net realized gain (loss) on investments                        (875,618)       (142,482)        (51,243)         20,571
  -  Net change in unrealized appreciation or depreciation
       on investments                                             (1,185,059)       (320,981)        (28,010)         (1,500)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (2,112,558)       (457,835)        (75,241)         24,253
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         2,029,814         754,653         185,179         371,664
  -  Participant withdrawals                                      (1,853,742)       (676,284)       (130,696)        (48,904)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 176,072          78,369          54,483         322,760
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (1,936,486)       (379,466)        (20,758)        347,013
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                    5,559,305       2,247,794         499,355         363,700
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (51,939)         12,197          15,575          12,864
  -  Net realized gain (loss) on investments                        (740,040)        (32,091)         (8,092)        130,030
  -  Net change in unrealized appreciation or depreciation
       on investments                                              2,631,203         996,233         110,887         170,530
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      1,839,224         976,339         118,370         313,424
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         1,751,720       1,846,161         439,665       1,010,672
  -  Participant withdrawals                                      (1,531,217)       (481,868)        (99,669)       (200,576)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 220,503       1,364,293         339,996         810,096
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            2,059,727       2,340,632         458,366       1,123,520
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $   7,619,032   $   4,588,426   $     957,721   $   1,487,220
============================================================   =============   =============   =============   =============

                                                               LINCOLN         LINCOLN
                                                               VIPT            VIPT            MFS VIT         MFS VIT
                                                               MONEY           SOCIAL          CAPITAL         EMERGING
                                                               MARKET          AWARENESS       OPPORTUNITIES   GROWTH
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $  41,711,568   $   1,356,465   $     101,119   $  14,199,738
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    258,204           2,412          (1,133)        (86,841)
  -  Net realized gain (loss) on investments                              --        (133,340)         (4,425)     (3,151,582)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                     --        (193,357)        (44,022)     (1,707,364)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                        258,204        (324,285)        (49,580)     (4,945,787)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                        62,734,905         298,547         211,305       3,332,619
  -  Participant withdrawals                                     (49,980,324)       (207,377)        (43,013)     (3,848,596)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                              12,754,581          91,170         168,292        (515,977)
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           13,012,785        (233,115)        118,712      (5,461,764)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                   54,724,353       1,123,350         219,831       8,737,974
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (54,772)          2,401          (1,834)        (77,517)
  -  Net realized gain (loss) on investments                              --         (59,377)          2,784      (1,262,991)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                     --         441,872          81,613       3,863,752
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                        (54,772)        384,896          82,563       2,523,244
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                        46,674,244         529,329         211,692       2,447,874
  -  Participant withdrawals                                     (54,530,687)       (212,934)        (61,456)     (2,204,953)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                              (7,856,443)        316,395         150,236         242,921
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (7,911,215)        701,291         232,799       2,766,165
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $  46,813,138   $   1,824,641   $     452,630   $  11,504,139
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                               MFS VIT                         NB AMT
                                                               TOTAL           MFS VIT         MID-CAP         NB AMT
                                                               RETURN          UTILITIES       GROWTH          PARTNERS
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $  10,971,704   $   6,254,166   $   8,024,779   $   1,278,254
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    107,966          93,552         (56,820)         (3,520)
  -  Net realized gain (loss) on investments                          (7,770)     (1,060,758)       (974,392)        (60,101)
  -  Net change in unrealized appreciation or depreciation
       on investments                                               (922,201)       (520,250)     (1,622,183)       (279,177)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       (822,005)     (1,487,456)     (2,653,395)       (342,798)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         5,276,836       1,731,435       2,824,027         439,172
  -  Participant withdrawals                                      (2,037,156)     (1,508,446)     (1,626,504)       (310,244)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               3,239,680         222,989       1,197,523         128,928
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            2,417,675      (1,264,467)     (1,455,872)       (213,870)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                   13,389,379       4,989,699       6,568,907       1,064,384
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    126,537          90,737         (62,839)         (9,759)
  -  Net realized gain (loss) on investments                         (21,209)       (431,738)       (638,722)        (38,987)
  -  Net change in unrealized appreciation or depreciation
       on investments                                              2,204,595       2,228,045       2,667,462         414,559
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      2,309,923       1,887,044       1,965,901         365,813
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         5,091,615       1,798,331       3,741,934         359,674
  -  Participant withdrawals                                      (2,587,238)       (998,420)     (1,875,588)       (298,354)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               2,504,377         799,911       1,866,346          61,320
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            4,814,300       2,686,955       3,832,247         427,133
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $  18,203,679   $   7,676,654   $  10,401,154   $   1,491,517
============================================================   =============   =============   =============   =============

                                                                               OCC                             PUTNAM VT
                                                                               ACCUMULATION    OCC             GROWTH &
                                                               NB AMT          GLOBAL          ACCUMULATION    INCOME
                                                               REGENCY         EQUITY          MANAGED         CLASS IB
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $      92,334   $     742,940   $     860,269   $     281,940
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     (2,927)         (2,038)          8,440           3,381
  -  Net realized gain (loss) on investments                         (26,873)        (61,981)        (32,357)        (37,213)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                (30,898)        (75,974)       (142,050)        (59,622)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                        (60,698)       (139,993)       (165,967)        (93,454)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           821,496         113,199         177,989         496,776
  -  Participant withdrawals                                         (69,888)       (142,632)       (155,072)        (64,132)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 751,608         (29,433)         22,917         432,644
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              690,910        (169,426)       (143,050)        339,190
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                      783,244         573,514         717,219         621,130
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (16,621)         (1,093)          6,642           5,097
  -  Net realized gain (loss) on investments                          52,072         (49,574)        (50,283)         23,148
  -  Net change in unrealized appreciation or depreciation
       on investments                                                700,237         231,021         170,704         294,325
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                        735,688         180,354         127,063         322,570
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         2,381,605          97,461         126,600       1,139,408
  -  Participant withdrawals                                        (220,216)       (181,634)       (305,370)        (99,090)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               2,161,389         (84,173)       (178,770)      1,040,318
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            2,897,077          96,181         (51,707)      1,362,888
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $   3,680,321   $     669,695   $     665,512   $   1,984,018
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                                              PUTNAM VT        SCUDDER          SCUDDER
                                                                              HEALTH           VIT              VIT
                                                                              SCIENCES         EAFE             EQUITY
                                                                              CLASS IB         EQUITY INDEX     500 INDEX
                                                                              SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                                 $     120,476    $   2,490,416    $  37,771,698
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                                    (1,908)          12,749          111,499
  -  Net realized gain (loss) on investments                                        (22,793)        (497,155)      (2,160,048)
  -  Net change in unrealized appreciation or depreciation on investments           (24,926)         (82,397)      (7,823,611)
---------------------------------------------------------------------------   -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     (49,627)        (566,803)      (9,872,160)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                                          339,686          952,822       14,506,174
  -  Participant withdrawals                                                        (41,410)        (908,066)      (6,959,558)
---------------------------------------------------------------------------   -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS              298,276           44,756        7,546,616
---------------------------------------------------------------------------   -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             248,649         (522,047)      (2,325,544)
---------------------------------------------------------------------------   -------------    -------------    -------------
NET ASSETS AT DECEMBER 31, 2002                                                     369,125        1,968,369       35,446,154
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                                    (2,313)          82,484          166,821
  -  Net realized gain (loss) on investments                                          7,261         (148,025)      (2,535,893)
  -  Net change in unrealized appreciation or depreciation on investments           106,420          948,560       12,553,051
---------------------------------------------------------------------------   -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     111,368          883,019       10,183,979
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                                          631,848        1,664,037       13,171,803
  -  Participant withdrawals                                                        (84,141)        (761,497)      (7,847,498)
---------------------------------------------------------------------------   -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS              547,707          902,540        5,324,305
---------------------------------------------------------------------------   -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             659,075        1,785,559       15,508,284
---------------------------------------------------------------------------   -------------    -------------    -------------
NET ASSETS AT DECEMBER 31, 2003                                               $   1,028,200    $   3,753,928    $  50,954,438
===========================================================================   =============    =============    =============

                                                                              SCUDDER          M FUND
                                                                              VIT              TURNER
                                                                              SMALL            CORE
                                                                              CAP INDEX        GROWTH
                                                                              SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                                 $   3,919,677    $          --
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                                    (2,980)              --
  -  Net realized gain (loss) on investments                                       (433,763)              --
  -  Net change in unrealized appreciation or depreciation on investments          (496,154)              --
---------------------------------------------------------------------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    (932,897)              --
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                                        1,685,614               --
  -  Participant withdrawals                                                     (1,045,684)              --
---------------------------------------------------------------------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS              639,930               --
---------------------------------------------------------------------------   -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (292,967)              --
---------------------------------------------------------------------------   -------------    -------------
NET ASSETS AT DECEMBER 31, 2002                                                   3,626,710               --
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                                     1,164              (18)
  -  Net realized gain (loss) on investments                                        117,523               17
  -  Net change in unrealized appreciation or depreciation on investments         1,974,018            2,726
---------------------------------------------------------------------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   2,092,705            2,725
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                                        3,111,813           31,237
  -  Participant withdrawals                                                       (841,669)            (378)
---------------------------------------------------------------------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            2,270,144           30,859
---------------------------------------------------------------------------   -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           4,362,849           33,584
---------------------------------------------------------------------------   -------------    -------------
NET ASSETS AT DECEMBER 31, 2003                                               $   7,989,559    $      33,584
===========================================================================   =============    =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003

1.  ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

    THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of Lincoln Life. The Variable Account consists of ten variable universal life
    (VUL) products which are listed below.

         -   VUL I
         -   VUL-CV
         -   VUL-CV II
         -   VUL-CV II Elite
         -   VUL-CV III
         -   VUL-DB
         -   VUL-DB Elite
         -   VUL-DB II
         -   VUL-FLEX
         -   VUL-Money Guard

    The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life.

    BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

    INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of one of sixty eight mutual funds (the Funds) of fifteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

    AIM Variable Insurance Funds (AIM V.I.):
      AIM V.I. Capital Appreciation Fund (Series I)
      AIM V.I. Diversified Income Fund (Series I)
      AIM V.I. Growth Fund (Series I)
      AIM V.I. International Growth Fund (Series I)
      AIM V.I. Premier Equity Fund (Series I)

    AllianceBernstein Variable Products Series Fund (ABVPSF):
      ABVPSF Growth and Income Portfolio (Class A)
      ABVPSF Premier Growth Portfolio (Class A)
      ABVPSF Small Cap Value Portfolio (Class A)
      ABVPSF Technology Portfolio (Class A)

    American Funds Insurance Series (American Funds):
      American Funds Global Small Capitalization Fund (Class 2)
      American Funds Growth Fund (Class 2)
      American Funds Growth-Income Fund (Class 2)
      American Funds International Fund (Class 2)

    Baron Capital Funds Trust (Baron Capital):
      Baron Capital Asset Fund Insurance Shares

    Delaware VIP Trust (Delaware VIPT)*:
      Delaware VIPT Emerging Markets Series (Standard Class) Delaware VIPT High Yield Series (Standard Class) Delaware VIPT Large Cap Value Series (Standard Class) Delaware VIPT REIT Series (Standard Class)
      Delaware VIPT Small Cap Value Series (Standard Class) Delaware VIPT Trend Series (Standard Class)
      Delaware VIPT U.S. Growth Series (Standard Class)

    Fidelity Variable Insurance Products Fund (Fidelity VIP):
      Fidelity VIP Asset Manager Portfolio
      Fidelity VIP Contrafund Portfolio (Service Class)
      Fidelity VIP Equity-Income Portfolio
      Fidelity VIP Equity-Income Portfolio (Service Class)
      Fidelity VIP Growth Portfolio (Service Class)
      Fidelity VIP Growth Opportunities Portfolio (Service Class)
      Fidelity VIP High Income Portfolio (Service Class)
      Fidelity VIP Investment Grade Bond Portfolio
      Fidelity VIP Overseas Portfolio (Service Class)

    Franklin Templeton Variable Insurance Products Trust (FTVIPT):
      FTVIPT Franklin Small Cap Fund (Class 1)
      FTVIPT Templeton Foreign Securities Fund (Class 1)
      FTVIPT Templeton Foreign Securities Fund (Class 2)
      FTVIPT Templeton Global Asset Allocation Fund (Class 1)
      FTVIPT Templeton Growth Securities Fund (Class 1)
      FTVIPT Templeton Growth Securities Fund (Class 2)

    Janus Aspen Series:
      Janus Aspen Series Balanced Portfolio
      Janus Aspen Series Balanced Portfolio (Service Shares)
      Janus Aspen Series Global Technology Portfolio (Service Shares) Janus Aspen Series Mid Cap Growth Portfolio (Service Shares) Janus Aspen Series Worldwide Growth Portfolio
      Janus Aspen Series Worldwide Growth Portfolio (Service Shares)

    Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
      Lincoln VIPT Aggressive Growth Fund
      Lincoln VIPT Bond Fund
      Lincoln VIPT Capital Appreciation Fund
      Lincoln VIPT Equity-Income Fund
      Lincoln VIPT Global Asset Allocation Fund
      Lincoln VIPT International Fund
      Lincoln VIPT Money Market Fund
      Lincoln VIPT Social Awareness Fund

    M Fund, Inc. (M Fund):
      M Fund Brandes International Equity Fund
      M Fund Business Value Opportunity Fund
      M Fund Frontier Captial Appreciation Fund
      M Fund Turner Core Growth Fund

    MFS Variable Insurance Trust (MFS VIT):
      MFS VIT Capital Opportunities Series (Initial Class)
      MFS VIT Emerging Growth Series (Initial Class)
      MFS VIT Total Return Series (Initial Class)
      MFS VIT Utilities Series (Initial Class)

    Neuberger Berman Advisers Management Trust (NB AMT):
      NB AMT Mid-Cap Growth Portfolio
      NB AMT Partners Portfolio
      NB AMT Regency Portfolio

    OCC Accumulation Trust (OCC Accumulation):
      OCC Accumulation Global Equity Portfolio
      OCC Accumulation Managed Portfolio

    Putnam Variable Trust (Putnam VT):
      Putnam VT Growth & Income Fund (Class IB)
      Putnam VT Health Sciences Fund (Class IB)

    Scudder VIT Funds (Scudder VIT):
      Scudder VIT EAFE Equity Index Fund
      Scudder VIT Equity 500 Index Fund
      Scudder VIT Small Cap Index Fund

    * Denotes an affiliate of The Lincoln National Life Insurance Company

    Investments in the Funds are stated at the closing net asset value per share on December 31, 2003, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

    Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

    DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the variable subaccounts on the payable date. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2.  MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Amounts are paid to Lincoln Life for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the ten policy types within the Variable Account:

         - VUL I -- annual rate of .80% for policy years one through twelve and .55% thereafter.
         - VUL-CV -- annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
         -  VUL-CV II -- annual rate of .75% for policy years one through ten,
            .35% for policy years eleven through twenty and .20% thereafter.
         -  VUL-CV II Elite -- annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
         -  VUL-CV III -- annual rate of .75% for policy years one through ten,
            .35% for policy years eleven through twenty and .20% thereafter.
         -  VUL-DB -- annual rate of .90% for policy years one through nineteen and .20% thereafter.
         - VUL-DB Elite -- annual rate of .90% for policy years one through nineteen and .20% thereafter.
         - VUL-DB II -- annual rate of .90% for policy years one through nineteen and .20% thereafter.
         - VUL-FLEX -- annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
         -  VUL-Money Guard -- annual rate of 1.00%

    Prior to the allocation of premiums to the Variable Account, Lincoln Life deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2003 and 2002 amounted to $6,560,640 and $7,080,778, respectively.

    Lincoln Life charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2003 and 2002 totaled $3,170,817 and $4,802,830, respectively.

    Lincoln Life assumes responsibility for providing the insurance benefit included in the policy. Lincoln Life charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of Lincoln Life and is not included in these financial statements. The cost of insurance charges for the years ended December 31, 2003 and 2002 amounted to $46,307,993 and $46,001,635, respectively.

    Under certain circumstances, Lincoln Life reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. No such fees were deducted for the years ended December 31, 2003 and 2002.

    Lincoln Life, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. A surrender charge is imposed on partial surrenders, a 2% charge on the amount withdrawn is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender charge is not to exceed $25 per partial surrender. Full surrender charges and partial surrender administrative charges paid to Lincoln Life attributable to the variable subaccounts for the years ended December 31, 2003 and 2002 were $7,796,307 and $2,458,350, respectively.

3.  CONDENSED FINANCIAL INFORMATION

    A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2003 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                           UNIT VALUE  UNIT VALUE                                        INVESTMENT
                                              COMMENCEMENT BEGINNING   END OF      UNITS                      TOTAL      INCOME
SUBACCOUNT                                    DATE(1)      OF PERIOD   PERIOD      OUTSTANDING  NET ASSETS    RETURN(2)  RATIO(3)
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION                                                                                                  --
    VUL I (0.80% Fee Rate)                                   $   7.96    $  10.23      278,064  $  2,845,726      28.49%
AIM V.I. DIVERSIFIED INCOME                                                                                                  6.38%
    VUL I (0.80% Fee Rate)                                      10.08       10.92       63,029       688,507       8.37%
AIM V.I. GROWTH                                                                                                                --
    VUL I (0.80% Fee Rate)                                       5.54        7.21      409,992     2,955,698      30.19%
    VUL-CV (0.75% Fee Rate)                                      4.43        5.77    1,853,537    10,689,884      30.26%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           5.97        7.77      170,195     1,322,836      30.26%
    VUL-CV III (0.75% Fee Rate)                                  8.13       10.59       34,227       362,471      30.26%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     4.51        5.86      559,863     3,282,682      30.06%
    VUL-DB II (0.90% Fee Rate)                                   8.12       10.56       10,981       116,010      30.06%
    VUL Money Guard (1.00% Fee Rate)                             7.62        9.90        2,218        21,971      29.95%
AIM V.I. INTERNATIONAL GROWTH                                                                                                0.61%
    VUL-CV (0.75% Fee Rate)                                      7.07        9.06      204,626     1,853,372      28.10%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           7.23        9.26      159,864     1,480,003      28.10%
    VUL-CV III (0.75% Fee Rate)                                  8.19       10.49       20,004       209,791      28.10%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     6.53        8.35      129,895     1,084,408      27.91%
    VUL-DB II (0.90% Fee Rate)                                   8.18       10.46        7,377        77,187      27.90%
    VUL Money Guard (1.00% Fee Rate)                             8.88       11.35          579         6,574      27.79%
AIM V.I. PREMIER EQUITY                                                                                                      0.31%
    VUL I (0.80% Fee Rate)                                       7.62        9.46      474,949     4,492,498      24.08%
    VUL-CV (0.75% Fee Rate)                                      6.03        7.49    1,849,079    13,843,264      24.15%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           6.22        7.73      277,363     2,142,984      24.15%
    VUL-CV III (0.75% Fee Rate)                                  8.22       10.20       52,338       533,966      24.15%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     6.19        7.67      603,800     4,634,040      23.96%
    VUL-DB II (0.90% Fee Rate)                                   8.21       10.18        3,496        35,582      23.96%
ABVPSF GROWTH AND INCOME                                                                                                     0.99%
    VUL-CV (0.75% Fee Rate)                                      8.09       10.63       48,592       516,741      31.51%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           8.03       10.56      236,286     2,495,461      31.51%
    VUL-CV III (0.75% Fee Rate)                                  8.39       11.04       97,543     1,076,765      31.51%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     8.01       10.52      132,047     1,389,792      31.32%
    VUL-DB II (0.90% Fee Rate)                                   8.39       11.01       34,892       384,253      31.32%
    VUL Money Guard (1.00% Fee Rate)                             8.75       11.48          831         9,548      31.20%
ABVPSF PREMIER GROWTH                                                                                                          --
    VUL-CV (0.75% Fee Rate)                                      8.09        9.93        2,481        24,643      22.74%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           7.60        9.33       87,389       815,473      22.74%
    VUL-CV III (0.75% Fee Rate)                                  8.30       10.19       16,853       171,795      22.74%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     7.59        9.30       30,446       283,148      22.56%
    VUL-DB II (0.90% Fee Rate)                                   8.30       10.17       10,633       108,142      22.56%
ABVPSF SMALL CAP VALUE                                                                                                       0.57%
    VUL-CV (0.75% Fee Rate)                                      8.42       11.80       27,805       328,138      40.21%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                          10.19       14.29       84,005     1,200,348      40.21%
    VUL-CV III (0.75% Fee Rate)                                  8.52       11.95       64,172       766,938      40.21%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                    10.17       14.24       41,028       584,249      40.00%
    VUL-DB II (0.90% Fee Rate)                                   8.52       11.92       22,640       269,942      40.00%
    VUL Money Guard (1.00% Fee Rate)                            11.02       15.41          988        15,221      39.87%
ABVPSF TECHNOLOGY                                                                                                              --
    VUL-CV (0.75% Fee Rate)                                      6.99       10.00       10,940       109,423      43.01%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           6.71        9.60       37,596       360,842      43.01%
    VUL-CV III (0.75% Fee Rate)                                  7.42       10.62       23,306       247,420      43.01%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     6.70        9.56       22,907       219,082      42.79%
    VUL-DB II (0.90% Fee Rate)                                   7.42       10.59        8,321        88,127      42.79%
    VUL Money Guard (1.00% Fee Rate)                             7.45       10.63          180         1,913      42.68%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
  CLASS 2                                                                                                                    0.62%
    VUL-CV (0.75% Fee Rate)                                      5.38        8.20      353,023     2,895,971      52.38%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           7.36       11.22      260,822     2,925,421      52.38%
    VUL-CV III (0.75% Fee Rate)                                  7.96       12.13      110,116     1,336,069      52.38%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     7.66       11.65      136,391     1,589,491      52.15%
    VUL-DB II (0.90% Fee Rate)                                   7.96       12.10       27,579       333,844      52.15%
    VUL Money Guard (1.00% Fee Rate)                            10.04       15.26          124         1,890      52.02%

                                                           UNIT VALUE  UNIT VALUE                                        INVESTMENT
                                              COMMENCEMENT BEGINNING   END OF      UNITS                      TOTAL      INCOME
SUBACCOUNT                                    DATE(1)      OF PERIOD   PERIOD      OUTSTANDING  NET ASSETS    RETURN(2)  RATIO(3)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH CLASS 2                                                                                                0.13%
    VUL-CV (0.75% Fee Rate)                                  $   5.60    $   7.60    1,978,311  $ 15,039,623      35.79%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           6.53        8.87    1,616,153    14,335,541      35.79%
    VUL-CV III (0.75% Fee Rate)                                  8.41       11.42      637,633     7,284,303      35.79%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     8.37       11.35      861,769     9,782,809      35.58%
    VUL-DB II (0.90% Fee Rate)                                   8.41       11.40      175,782     2,003,449      35.58%
    VUL Money Guard (1.00% Fee Rate)                             9.23       12.50        2,871        35,884      35.45%
AMERICAN FUNDS GROWTH-INCOME CLASS 2                                                                                         1.20%
    VUL-CV (0.75% Fee Rate)                                      8.60       11.31      958,316    10,835,878      31.44%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           7.91       10.40    1,293,795    13,457,342      31.44%
    VUL-CV III (0.75% Fee Rate)                                  8.40       11.04      598,990     6,612,511      31.44%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     9.62       12.62      659,597     8,325,150      31.24%
    VUL-DB II (0.90% Fee Rate)                                   8.39       11.01      201,724     2,221,669      31.24%
    VUL Money Guard (1.00% Fee Rate)                             9.16       12.01        2,688        32,295      31.11%
AMERICAN FUNDS INTERNATIONAL CLASS 2                                                                                         1.90%
    VUL-CV (0.75% Fee Rate)                                      8.21       10.99       88,853       976,116      33.84%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           8.66       11.60      190,795     2,212,521      33.84%
    VUL-CV III (0.75% Fee Rate)                                  8.29       11.10      201,395     2,235,141      33.84%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     8.65       11.56       62,957       727,599      33.64%
    VUL-DB II (0.90% Fee Rate)                                   8.28       11.07       51,758       573,065      33.64%
    VUL Money Guard (1.00% Fee Rate)                             9.16       12.22        1,108        13,550      33.52%
BARON CAPITAL ASSET                                                                                                            --
    VUL-CV (0.75% Fee Rate)                                     10.36       13.37      214,283     2,865,363      29.04%
    VUL-CV II (0.75% Fee Rate)                                   9.03       11.66       24,198       282,092      29.04%
    VUL-DB (0.90% Fee Rate)                                     11.61       14.96       67,829     1,014,977      28.85%
M FUND BRANDES INTERNATIONAL EQUITY                                                                                          1.23%
    VUL-CV III (0.75% Fee Rate)                   08/06/03      11.18       14.39        2,831        40,725      28.66%
    VUL-DB II (0.90% Fee Rate)                    10/15/03      13.07       14.37          569         8,178       9.97%
M FUND BUSINESS OPPORTUNITY VALUE                                                                                              --
    VUL-DB II (0.90% Fee Rate)                    12/11/03      11.84       12.39            6            70       4.61%
DELAWARE VIPT EMERGING MARKETS                                                                                               2.48%
    VUL I (0.80% Fee Rate)                                       9.39       15.89       22,636       359,613      69.19%
    VUL-CV (0.75% Fee Rate)                                     10.01       16.94      137,639     2,331,661      69.27%
    VUL-CV II (0.75% Fee Rate)                                  10.14       17.17        4,949        84,962      69.27%
    VUL-DB (0.90% Fee Rate)                                     10.24       17.32       31,618       547,473      69.02%
DELAWARE VIPT HIGH YIELD                                                                                                     5.06%
    VUL-CV (0.75% Fee Rate)                                      7.55        9.64      181,330     1,748,561      27.78%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                          10.04       12.83      134,818     1,729,560      27.78%
    VUL-CV III (0.75% Fee Rate)                                 10.04       12.83       77,762       997,667      27.78%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     8.10       10.33      146,811     1,516,731      27.59%
    VUL-DB II (0.90% Fee Rate)                                  10.03       12.80       32,618       417,496      27.59%
    VUL Money Guard (1.00% Fee Rate)                            10.43       13.30          642         8,543      27.48%
DELAWARE VIPT LARGE CAP VALUE                                                                                                0.92%
    VUL-CV (0.75% Fee Rate)                                      8.14       10.37       54,912       569,371      27.34%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           8.36       10.64       61,518       654,633      27.34%
    VUL-CV III (0.75% Fee Rate)                                  8.37       10.65       51,221       545,722      27.34%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     8.34       10.61       54,863       581,890      27.15%
    VUL-DB II (0.90% Fee Rate)                                   8.36       10.63       17,421       185,163      27.15%
DELAWARE VIPT REIT                                                                                                           2.12%
    VUL-CV (0.75% Fee Rate)                                     13.43       17.87      236,633     4,227,991      33.02%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                          11.37       15.13      219,704     3,324,157      33.02%
    VUL-CV III (0.75% Fee Rate)                                  9.34       12.43      175,566     2,182,108      33.02%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                    15.14       20.11       82,539     1,659,900      32.82%
    VUL-DB II (0.90% Fee Rate)                                   9.34       12.40       35,130       435,611      32.82%
DELAWARE VIPT SMALL CAP VALUE                                                                                                0.36%
    VUL I (0.80% Fee Rate)                                      11.20       15.77      187,908     2,963,543      40.85%
    VUL-CV (0.75% Fee Rate)                                     11.54       16.26      465,096     7,564,277      40.92%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           9.89       13.93      391,159     5,449,400      40.92%
    VUL-CV III (0.75% Fee Rate)                                  8.54       12.03      144,763     1,741,274      40.92%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                    12.89       18.13      197,083     3,573,938      40.71%
    VUL-DB II (0.90% Fee Rate)                                   8.53       12.00       52,857       634,314      40.71%
    VUL Money Guard (1.00% Fee Rate)                            11.05       15.54          786        12,215      40.57%
DELAWARE VIPT TREND                                                                                                            --
    VUL I (0.80% Fee Rate)                                      11.48       15.39      163,896     2,522,529      34.02%
    VUL-CV (0.75% Fee Rate)                                      9.62       12.90      680,541     8,775,678      34.09%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           7.76       10.41      265,476     2,762,606      34.09%
    VUL-CV III (0.75% Fee Rate)                                  8.54       11.45      110,369     1,263,406      34.09%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     8.53       11.42      232,508     2,655,335      33.89%
    VUL-DB II (0.90% Fee Rate)                                   8.53       11.42       37,552       428,845      33.89%
    VUL Money Guard (1.00% Fee Rate)                            10.16       13.59          963        13,092      33.77%

                                                           UNIT VALUE  UNIT VALUE                                        INVESTMENT
                                              COMMENCEMENT BEGINNING   END OF      UNITS                      TOTAL      INCOME
SUBACCOUNT                                    DATE(1)      OF PERIOD   PERIOD      OUTSTANDING  NET ASSETS    RETURN(2)  RATIO(3)
-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT U.S. GROWTH                                                                                                    0.12%
    VUL-CV (0.75% Fee Rate)                       01/23/03   $   7.63    $   9.22          320  $      2,946      20.86%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           7.64        9.38        5,280        49,541      22.83%
    VUL-CV III (0.75% Fee Rate)                                  7.79        9.57        6,982        66,818      22.83%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     7.63        9.35        1,921        17,965      22.64%
    VUL-DB II (0.90% Fee Rate)                                   7.78        9.55        2,805        26,782      22.64%
FIDELITY VIP ASSET MANAGER                                                                                                   3.45%
    VUL I (0.80% Fee Rate)                                       9.61       11.24       76,514       860,396      17.04%
FIDELITY VIP CONTRAFUND SERVICE CLASS                                                                                        0.33%
    VUL-CV (0.75% Fee Rate)                                      8.30       10.58      912,868     9,654,462      27.39%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           8.63       10.99      267,457     2,939,696      27.39%
    VUL-CV III (0.75% Fee Rate)                                  8.82       11.24      163,819     1,841,172      27.39%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     8.73       11.11      286,232     3,179,036      27.20%
    VUL-DB II (0.90% Fee Rate)                                   8.82       11.21       43,408       486,748      27.20%
FIDELITY VIP EQUITY-INCOME                                                                                                   1.80%
    VUL I (0.80% Fee Rate)                                       9.02       11.66      427,784     4,989,282      29.29%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS                                                                                     1.14%
    VUL-CV II Elite and VUL-FLEX (0.75% Fee
      Rate)                                                      8.50       10.99      191,343     2,103,217      29.25%
    VUL-CV III (0.75% Fee Rate)                                  8.43       10.89       59,213       645,097      29.25%
    VUL-DB Elite (0.90% Fee Rate)                                8.49       10.95       32,963       361,079      29.05%
    VUL-DB II (0.90% Fee Rate)                                   8.42       10.87       30,944       336,339      29.05%
    VUL Money Guard (1.00% Fee Rate)                             9.14       11.78          608         7,162      28.94%
FIDELITY VIP GROWTH SERVICE CLASS                                                                                            0.17%
    VUL-CV (0.75% Fee Rate)                                      4.81        6.34      256,695     1,626,500      31.79%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           6.12        8.06      236,957     1,910,512      31.79%
    VUL-CV III (0.75% Fee Rate)                                  8.04       10.60       31,055       329,099      31.79%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     4.79        6.30      219,646     1,384,123      31.59%
    VUL-DB II (0.90% Fee Rate)                                   8.03       10.57       19,881       210,191      31.59%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE
  CLASS                                                                                                                      0.63%
    VUL-CV (0.75% Fee Rate)                                      5.44        7.00      502,423     3,516,717      28.69%
    VUL-CV II (0.75% Fee Rate)                                   7.17        9.22       17,347       159,993      28.69%
    VUL-DB (0.90% Fee Rate)                                      5.88        7.55       83,285       628,757      28.50%
FIDELITY VIP HIGH INCOME SERVICE CLASS                                                                                       5.44%
    VUL-CV (0.75% Fee Rate)                                      7.26        9.14      204,371     1,868,836      26.02%
    VUL-CV II (0.75% Fee Rate)                                   9.16       11.54       17,436       201,217      26.02%
    VUL-DB (0.90% Fee Rate)                                      7.23        9.10       66,675       606,449      25.83%
FIDELITY VIP INVESTMENT GRADE BOND                                                                                           4.24%
    VUL I (0.80% Fee Rate)                                      13.36       13.94      211,232     2,945,598       4.37%
FIDELITY VIP OVERSEAS SERVICE CLASS                                                                                          0.36%
    VUL-CV (0.75% Fee Rate)                       03/20/03       7.33       11.18        5,872        65,657      52.56%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           8.20       11.66       14,428       168,215      42.14%
    VUL-CV III (0.75% Fee Rate)                                  7.69       10.93       12,776       139,587      42.14%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     8.19       11.62       14,245       165,509      41.92%
    VUL-DB II (0.90% Fee Rate)                                   7.68       10.90        8,570        93,411      41.92%
M FUND FRONTIER CAPITAL APPRECIATION                                                                                           --
    VUL-CV III (0.75% Fee Rate)                   08/06/03      11.22       14.06        2,824        39,717      25.31%
    VUL-DB II (0.90% Fee Rate)                    10/15/03      12.97       14.05          557         7,820       8.33%
FTVIPT FRANKLIN SMALL CAP                                                                                                      --
    VUL-CV (0.75% Fee Rate)                                      7.72       10.55       41,066       433,243      36.58%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           8.03       10.97      110,511     1,212,772      36.58%
    VUL-CV III (0.75% Fee Rate)                                  8.13       11.10       90,256     1,002,292      36.58%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     8.02       10.94       37,184       406,699      36.38%
    VUL-DB II (0.90% Fee Rate)                                   8.12       11.08       28,831       319,403      36.38%
    VUL Money Guard (1.00% Fee Rate)                             8.73       11.89          852        10,131      36.25%
FTVIPT TEMPLETON FOREIGN SECURITIES                                                                                          1.91%
    VUL I (0.80% Fee Rate)                                       7.74       10.18      323,559     3,293,782      31.50%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2                                                                                  1.71%
    VUL-CV (0.75% Fee Rate)                                      7.36        9.65      395,188     3,815,458      31.23%
    VUL-CV II (0.75% Fee Rate)                                   7.16        9.40       30,879       290,293      31.23%
    VUL-DB (0.90% Fee Rate)                                      7.60        9.96      139,666     1,391,365      31.03%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION                                                                                     2.74%
    VUL I (0.80% Fee Rate)                                      10.19       13.37       44,022       588,802      31.26%
FTVIPT TEMPLETON GROWTH SECURITIES                                                                                           1.63%
    VUL I (0.80% Fee Rate)                                      10.06       13.23       57,384       759,238      31.57%
    VUL-CV II Elite and VUL-FLEX (0.75% Fee
      Rate)                                                      8.45       11.13       82,151       914,195      31.63%
    VUL-CV III (0.75% Fee Rate)                                  7.93       10.43      104,910     1,094,473      31.63%
    VUL-DB Elite (0.90% Fee Rate)                                8.44       11.09       43,099       477,984      31.43%
    VUL-DB II (0.90% Fee Rate)                                   7.92       10.41       28,660       298,282      31.43%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2                                                                                   1.43%
    VUL-CV (0.75% Fee Rate)                                       9.73       12.76     150,705     1,922,658      31.15%
    VUL-CV II (0.75% Fee Rate)                                    7.91       10.38      12,403       128,711      31.15%
    VUL-DB (0.90% Fee Rate)                                      10.13       13.26      53,851       714,137      30.95%

                                                           UNIT VALUE  UNIT VALUE                                        INVESTMENT
                                              COMMENCEMENT BEGINNING   END OF      UNITS                      TOTAL      INCOME
SUBACCOUNT                                    DATE(1)      OF PERIOD   PERIOD      OUTSTANDING  NET ASSETS    RETURN(2)  RATIO(3)
-----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED                                                                                                  2.14%
    VUL-CV (0.75% Fee Rate)                                  $   9.70    $  10.98      803,087  $  8,814,596      13.20%
    VUL-CV II (0.75% Fee Rate)                                   8.98       10.17       58,474       594,613      13.20%
    VUL-DB (0.90% Fee Rate)                                     10.04       11.35      430,396     4,883,816      13.03%
JANUS ASPEN SERIES BALANCED SERVICE SHARES                                                                                   2.08%
    VUL-CV II Elite and VUL-FLEX (0.75% Fee
      Rate)                                                      9.48       10.70      276,856     2,962,440      12.87%
    VUL-CV III (0.75% Fee Rate)                                  9.39       10.60       86,661       918,397      12.87%
    VUL-DB Elite (0.90% Fee Rate)                                9.46       10.66       51,197       545,919      12.70%
    VUL-DB II (0.90% Fee Rate)                                   9.38       10.57       33,827       357,660      12.70%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE
  SHARES                                                                                                                       --
    VUL-CV (0.75% Fee Rate)                                      2.46        3.58      245,522       878,297      45.38%
    VUL-CV II (0.75% Fee Rate)                                   4.47        6.50       22,920       148,906      45.38%
    VUL-DB (0.90% Fee Rate)                                      2.45        3.56      129,413       460,410      45.16%
JANUS ASPEN SERIES MID CAP GROWTH SERVICE
  SHARES                                                                                                                       --
    VUL-CV (0.75% Fee Rate)                                      8.16       10.92       15,196       165,951      33.76%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           7.30        9.76       61,760       602,986      33.76%
    VUL-CV III (0.75% Fee Rate)                                  8.45       11.31       23,399       264,560      33.76%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     7.29        9.73       14,412       140,233      33.56%
    VUL-DB II (0.90% Fee Rate)                                   8.45       11.28        8,930       100,725      33.56%
JANUS ASPEN SERIES WORLDWIDE GROWTH                                                                                          1.11%
    VUL-CV (0.75% Fee Rate)                                      7.19        8.85    1,225,551    10,841,195      23.06%
    VUL-CV II (0.75% Fee Rate)                                   6.27        7.71       80,642       621,896      23.06%
    VUL-DB (0.90% Fee Rate)                                      6.85        8.42      464,078     3,905,632      22.88%
JANUS ASPEN SERIES WORLDWIDE GROWTH SERVICE
  SHARES                                                                                                                     0.92%
    VUL-CV II Elite and VUL-FLEX (0.75% Fee
      Rate)                                                      7.91        9.70      117,659     1,141,767      22.76%
    VUL-CV III (0.75% Fee Rate)                                  8.06        9.90      111,313     1,101,982      22.76%
    VUL-DB Elite (0.90% Fee Rate)                                7.89        9.67       60,677       586,773      22.57%
    VUL-DB II (0.90% Fee Rate)                                   8.06        9.88       29,768       293,989      22.57%
LINCOLN VIPT AGGRESSIVE GROWTH                                                                                                 --
    VUL-CV (0.75% Fee Rate)                                      7.57        9.96        2,224        22,159      31.63%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           7.57        9.96        4,861        48,433      31.63%
    VUL-CV III (0.75% Fee Rate)                                  7.90       10.39        4,964        51,598      31.63%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     7.56        9.93          788         7,827      31.44%
    VUL-DB II (0.90% Fee Rate)                    05/01/03       8.22       10.37          509         5,274      26.08%
LINCOLN VIPT BOND                                                                                                            4.37%
    VUL-CV (0.75% Fee Rate)                                     12.98       13.82      823,663    11,384,815       6.48%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                          11.47       12.21      566,738     6,919,105       6.48%
    VUL-CV III (0.75% Fee Rate)                                 10.64       11.33      408,046     4,621,625       6.48%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                    12.98       13.80      572,356     7,898,252       6.32%
    VUL-DB II (0.90% Fee Rate)                                  10.63       11.30      126,340     1,427,585       6.32%
    VUL Money Guard (1.00% Fee Rate)                            11.05       11.74        1,352        15,876       6.22%
LINCOLN VIPT CAPITAL APPRECIATION                                                                                              --
    VUL-CV (0.75% Fee Rate)                                      5.75        7.56      620,039     4,690,151      31.47%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           5.75        7.56       31,297       236,555      31.47%
    VUL-CV III (0.75% Fee Rate)                                  8.03       10.56       14,899       157,303      31.47%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     5.72        7.51      328,687     2,466,812      31.27%
    VUL-DB II (0.90% Fee Rate)                                   8.02       10.53        6,476        68,211      31.27%
LINCOLN VIPT EQUITY-INCOME                                                                                                   1.14%
    VUL-CV (0.75% Fee Rate)                                      8.31       10.91      314,505     3,432,256      31.35%
    VUL-CV II (0.75% Fee Rate)                                   7.91       10.39       13,686       142,265      31.35%
    VUL-DB (0.90% Fee Rate)                                      9.52       12.49       81,175     1,013,905      31.16%
LINCOLN VIPT GLOBAL ASSET ALLOCATION                                                                                         3.23%
    VUL-CV (0.75% Fee Rate)                                      8.11        9.70       44,376       430,283      19.50%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           8.35        9.97       10,665       106,385      19.50%
    VUL-CV III (0.75% Fee Rate)                                  8.96       10.71        6,154        65,914      19.50%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     8.35        9.97       34,258       341,387      19.32%
    VUL-DB II (0.90% Fee Rate)                                   8.96       10.69        1,287        13,752      19.33%
LINCOLN VIPT INTERNATIONAL                                                                                                   2.57%
    VUL-CV (0.75% Fee Rate)                                      8.26       11.60       18,775       217,879      40.56%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           9.04       12.70       10,172       129,202      40.56%
    VUL-CV III (0.75% Fee Rate)                                  8.16       11.48       47,567       545,848      40.56%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     9.02       12.66       24,550       310,802      40.35%
    VUL-DB II (0.90% Fee Rate)                                   8.16       11.45       24,763       283,489      40.35%
LINCOLN VIPT MONEY MARKET                                                                                                    0.69%
    VUL I (0.80% Fee Rate)                                      11.60       11.59      201,151     2,330,935      -0.12%
    VUL-CV (0.75% Fee Rate)                                     11.24       11.23      845,491     9,495,076      -0.07%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                          10.23       10.22    1,673,767    17,103,438      -0.07%
    VUL-CV III (0.75% Fee Rate)                                 10.03       10.02      308,552     3,092,760      -0.07%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                    10.98       10.96    1,022,868    11,210,218      -0.22%
    VUL-DB II (0.90% Fee Rate)                                  10.02       10.00      358,096     3,580,711      -0.22%

                                                                UNIT VALUE
                                                 COMMENCEMENT   BEGINNING    UNIT VALUE      UNITS
SUBACCOUNT                                       DATE(1)        OF PERIOD    END OF PERIOD   OUTSTANDING   NET  ASSETS
-----------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT SOCIAL AWARENESS
    VUL-CV (0.75% Fee Rate)                                     $     7.06   $        9.24       116,482   $  1,076,031
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                7.17            9.38        19,209        180,191
    VUL-CV III (0.75% Fee Rate)                                       8.39           10.99        19,985        219,550
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                          7.47            9.77        24,837        242,581
    VUL-DB II (0.90% Fee Rate)                                        8.39           10.96         9,698        106,288
MFS VIT CAPITAL OPPORTUNITIES
    VUL-CV (0.75% Fee Rate)                                           7.68            9.72            59            577
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                                7.48            9.46        31,493        297,890
    VUL-CV III (0.75% Fee Rate)                                       8.03           10.15         8,296         84,202
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                          7.47            9.43         4,192         39,519
    VUL-DB II (0.90% Fee Rate)                                        8.02           10.13         3,007         30,442
MFS VIT EMERGING GROWTH
    VUL I (0.80% Fee Rate)                                            6.93            8.96       275,297      2,465,901
    VUL-CV (0.75% Fee Rate)                                           5.71            7.38       849,177      6,271,071
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                5.49            7.09        66,336        470,416
    VUL-CV III (0.75% Fee Rate)                                       8.02           10.37        39,947        414,267
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                          5.53            7.14       256,394      1,830,816
    VUL-DB II (0.90% Fee Rate)                                        8.02           10.35         4,994         51,668
MFS VIT TOTAL RETURN
    VUL I (0.80% Fee Rate)                                           11.44           13.20       197,096      2,601,479
    VUL-CV (0.75% Fee Rate)                                          10.61           12.25       440,149      5,390,673
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                9.29           10.73       327,276      3,511,090
    VUL-CV III (0.75% Fee Rate)                                       9.37           10.82       153,676      1,662,765
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                         11.22           12.93       333,741      4,315,315
    VUL-DB II (0.90% Fee Rate)                                        9.36           10.79        65,839        710,659
    VUL Money Guard (1.00% Fee Rate)                                 10.01           11.53         1,015         11,698
MFS VIT UTILITIES
    VUL I (0.80% Fee Rate)                                            8.57           11.55       100,092      1,156,324
    VUL-CV (0.75% Fee Rate)                                           7.46           10.06       337,600      3,396,416
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                5.92            7.99       112,648        899,713
    VUL-CV III (0.75% Fee Rate)                                       9.09           12.26        36,081        442,276
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                          7.36            9.91       175,847      1,742,464
    VUL-DB II (0.90% Fee Rate)                                        9.08           12.23         3,227         39,461
NB AMT MID-CAP GROWTH
    VUL-CV (0.75% Fee Rate)                                           7.26            9.23       414,909      3,828,935
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                6.13            7.79       289,828      2,258,013
    VUL-CV III (0.75% Fee Rate)                                       7.98           10.14       147,600      1,496,701
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                          7.33            9.30       259,344      2,411,711
    VUL-DB II (0.90% Fee Rate)                                        7.97           10.12        39,705        401,671
    VUL Money Guard (1.00% Fee Rate)                                  8.41           10.67           387          4,123
NB AMT PARTNERS
    VUL-CV (0.75% Fee Rate)                                           6.90            9.26        97,555        903,055
    VUL-CV II (0.75% Fee Rate)                                        7.27            9.74        18,664        181,840
    VUL-DB (0.90% Fee Rate)                                           8.23           11.01        36,918        406,622
NB AMT REGENCY
    VUL-CV (0.75% Fee Rate)                                           8.52           11.48       174,152      1,999,864
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                                9.31           12.56        39,339        494,045
    VUL-CV III (0.75% Fee Rate)                                       8.65           11.67        38,492        449,123
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                          9.30           12.52        38,995        488,066
    VUL-DB II (0.90% Fee Rate)                                        8.65           11.64        21,411        249,223
OCC ACCUMULATION GLOBAL EQUITY
    VUL I (0.80% Fee Rate)                                            8.97           11.71        57,184        669,695
OCC ACCUMULATION MANAGED
    VUL I (0.80% Fee Rate)                                            8.62           10.41        63,899        665,512
PUTNAM VT GROWTH & INCOME CLASS IB
    VUL-CV (0.75% Fee Rate)                                           8.21           10.38         1,573         16,321
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                                8.19           10.36       140,629      1,456,767
    VUL-CV III (0.75% Fee Rate)                                       8.44           10.67        19,438        207,409
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                          8.18           10.32        13,617        140,591
    VUL-DB II (0.90% Fee Rate)                                        8.43           10.65        15,305        162,930
PUTNAM VT HEALTH SCIENCES CLASS IB
    VUL-CV (0.75% Fee Rate)                                           8.55           10.04         1,770         17,775
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                                7.97            9.36        49,344        462,110
    VUL-CV III (0.75% Fee Rate)                                       8.81           10.36        22,154        229,420
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                          7.95            9.33        26,746        249,626
    VUL-DB II (0.90% Fee Rate)                                        8.81           10.33         6,705         69,269

                                                              INVESTMENT
                                                 TOTAL        INCOME
SUBACCOUNT                                       RETURN(2)    RATIO(3)
-------------------------------------------------------------------------
LINCOLN VIPT SOCIAL AWARENESS                                       0.95%
    VUL-CV (0.75% Fee Rate)                        30.88%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             30.88%
    VUL-CV III (0.75% Fee Rate)                    30.88%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       30.68%
    VUL-DB II (0.90% Fee Rate)                     30.68%
MFS VIT CAPITAL OPPORTUNITIES                                       0.23%
    VUL-CV (0.75% Fee Rate)                        26.57%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                             26.44%
    VUL-CV III (0.75% Fee Rate)                    26.44%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)       26.25%
    VUL-DB II (0.90% Fee Rate)                     26.25%
MFS VIT EMERGING GROWTH                                               --
    VUL I (0.80% Fee Rate)                         29.19%
    VUL-CV (0.75% Fee Rate)                        29.25%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             29.25%
    VUL-CV III (0.75% Fee Rate)                    29.25%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       29.06%
    VUL-DB II (0.90% Fee Rate)                     29.06%
MFS VIT TOTAL RETURN                                                1.60%
    VUL I (0.80% Fee Rate)                         15.40%
    VUL-CV (0.75% Fee Rate)                        15.45%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             15.45%
    VUL-CV III (0.75% Fee Rate)                    15.45%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       15.28%
    VUL-DB II (0.90% Fee Rate)                     15.28%
    VUL Money Guard (1.00% Fee Rate)               15.17%
MFS VIT UTILITIES                                                   2.26%
    VUL I (0.80% Fee Rate)                         34.81%
    VUL-CV (0.75% Fee Rate)                        34.88%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             34.88%
    VUL-CV III (0.75% Fee Rate)                    34.88%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       34.68%
    VUL-DB II (0.90% Fee Rate)                     34.68%
NB AMT MID-CAP GROWTH                                                 --
    VUL-CV (0.75% Fee Rate)                        27.11%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             27.11%
    VUL-CV III (0.75% Fee Rate)                    27.11%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       26.92%
    VUL-DB II (0.90% Fee Rate)                     26.92%
    VUL Money Guard (1.00% Fee Rate)               26.81%
NB AMT PARTNERS                                                       --
    VUL-CV (0.75% Fee Rate)                        34.08%
    VUL-CV II (0.75% Fee Rate)                     34.08%
    VUL-DB (0.90% Fee Rate)                        33.88%
NB AMT REGENCY                                                        --
    VUL-CV (0.75% Fee Rate)                        34.83%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                             34.83%
    VUL-CV III (0.75% Fee Rate)                    34.83%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)       34.63%
    VUL-DB II (0.90% Fee Rate)                     34.63%
OCC ACCUMULATION GLOBAL EQUITY                                      0.63%
    VUL I (0.80% Fee Rate)                         30.50%
OCC ACCUMULATION MANAGED                                            1.78%
    VUL I (0.80% Fee Rate)                         20.78%
PUTNAM VT GROWTH & INCOME CLASS IB                                  1.22%
    VUL-CV (0.75% Fee Rate)                        26.43%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                             26.43%
    VUL-CV III (0.75% Fee Rate)                    26.43%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)       26.24%
    VUL-DB II (0.90% Fee Rate)                     26.24%
PUTNAM VT HEALTH SCIENCES CLASS IB                                  0.44%
    VUL-CV (0.75% Fee Rate)                        17.50%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                             17.50%
    VUL-CV III (0.75% Fee Rate)                    17.50%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)       17.33%
    VUL-DB II (0.90% Fee Rate)                     17.33%

                                                                UNIT VALUE
                                                 COMMENCEMENT   BEGINNING    UNIT VALUE      UNITS
SUBACCOUNT                                       DATE(1)        OF PERIOD    END OF PERIOD   OUTSTANDING   NET  ASSETS
-----------------------------------------------------------------------------------------------------------------------
SCUDDER VIT EAFE EQUITY INDEX
    VUL-CV (0.75% Fee Rate)                                     $     6.00   $        7.95       131,871   $  1,047,950
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                6.44            8.53       104,456        891,052
    VUL-CV III (0.75% Fee Rate)                                       7.79           10.31        97,087      1,000,788
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                          5.69            7.53        96,294        724,668
    VUL-DB II (0.90% Fee Rate)                                        7.78           10.28         8,700         89,470
SCUDDER VIT EQUITY 500 INDEX
    VUL I (0.80% Fee Rate)                                            8.04           10.22       881,874      9,011,842
    VUL-CV (0.75% Fee Rate)                                           6.67            8.49     2,146,329     18,217,087
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                7.07            8.99     1,512,964     13,598,929
    VUL-CV III (0.75% Fee Rate)                                       8.49           10.80       349,348      3,774,226
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                          7.06            8.97       612,431      5,491,470
    VUL-DB II (0.90% Fee Rate)                                        8.49           10.78        79,874        860,884
SCUDDER VIT SMALL CAP INDEX
    VUL-CV (0.75% Fee Rate)                                           8.70           12.64       206,196      2,606,410
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                7.89           11.46       161,539      1,851,289
    VUL-CV III (0.75% Fee Rate)                                       8.12           11.80       141,811      1,673,315
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                          9.35           13.57       118,066      1,601,780
    VUL-DB II (0.90% Fee Rate)                                        8.11           11.77        21,811        256,765
M FUND TURNER CORE GROWTH
    VUL-CV III (0.75% Fee Rate)                    08/06/03          10.77           12.48         2,687         33,542
    VUL-DB II (0.90% Fee Rate)                     12/11/03          12.00           12.47             3             42

                                                              INVESTMENT
                                                 TOTAL        INCOME
SUBACCOUNT                                       RETURN(2)    RATIO(3)
------------------------------------------------------------------------
SCUDDER VIT EAFE EQUITY INDEX                                       3.89%
    VUL-CV (0.75% Fee Rate)                        32.36%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             32.36%
    VUL-CV III (0.75% Fee Rate)                    32.36%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       32.16%
    VUL-DB II (0.90% Fee Rate)                     32.16%
SCUDDER VIT EQUITY 500 INDEX                                        1.18%
    VUL I (0.80% Fee Rate)                         27.14%
    VUL-CV (0.75% Fee Rate)                        27.20%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             27.20%
    VUL-CV III (0.75% Fee Rate)                    27.20%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       27.01%
    VUL-DB II (0.90% Fee Rate)                     27.01%
SCUDDER VIT SMALL CAP INDEX                                         0.81%
    VUL-CV (0.75% Fee Rate)                        45.33%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             45.33%
    VUL-CV III (0.75% Fee Rate)                    45.33%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       45.12%
    VUL-DB II (0.90% Fee Rate)                     45.11%
M FUND TURNER CORE GROWTH                                           0.21%
    VUL-CV III (0.75% Fee Rate)                    15.88%
    VUL-DB II (0.90% Fee Rate)                      3.92%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted.
(2) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

    A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL        INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(40)   INCOME RATIO(41)
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION                                                                                                --
    VUL I (.80% Fee Rate)              $    10.61    $        7.96       291,429   $  2,321,221      -24.96%
AIM V.I. DIVERSIFIED INCOME                                                                                                7.82%
    VUL I (.80% Fee Rate)                    9.93            10.08        63,747        642,565        1.48%
AIM V.I. GROWTH                                                                                                              --
    VUL I (.80% Fee Rate)                    8.09             5.54       432,737      2,396,156      -31.52%
    VUL-CV (.75% Fee Rate)                   6.46             4.43     2,013,480      8,914,728      -31.49%
    VUL-CV II and VUL-CV II Elite
      (.75% Fee Rate)                        8.71             5.97       104,097        621,136      -31.49%
    VUL-CV III (.75% Fee
      Rate) (23)                             8.13             8.13         4,832         39,285       -0.01%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        6.59             4.51       557,232      2,512,019      -31.59%
    VUL-DB II (.90% Fee
      Rate) (12)                             8.63             8.12         1,809         14,694       -5.92%
    VUL Money Guard (1.00%
      Fee Rate)                             11.15             7.62         2,205         16,807      -31.67%
AIM V.I. INTERNATIONAL GROWTH                                                                                              0.62%
    VUL-CV (.75% Fee Rate)                   8.45             7.07       234,882      1,660,759      -16.30%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  8.64             7.23        94,890        685,790      -16.30%
    VUL-CV III (.75% Fee
      Rate) (16)                             8.40             8.19         8,426         68,982       -2.48%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        7.81             6.53       139,039        907,497      -16.43%
    VUL-DB II (.90% Fee
      Rate) (34)                             8.06             8.18           329          2,689        1.55%
    VUL Money Guard (1.00%
      Fee Rate)                             10.64             8.88           539          4,787      -16.53%
AIM V.I. PREMIER EQUITY                                                                                                    0.34%
    VUL I (.80% Fee Rate)                   11.02             7.62       516,782      3,939,429      -30.82%
    VUL-CV (.75% Fee Rate)                   8.71             6.03     2,128,274     12,834,474      -30.78%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  8.99             6.22       211,704      1,317,550      -30.78%
    VUL-CV III (.75% Fee
      Rate) (23)                             8.28             8.22         1,340         11,016       -0.81%
    VUL-DB and VUL-DB
      Elite (.90% Fee Rate)                  8.96             6.19       651,902      4,036,157      -30.88%
    VUL-DB II (.90% Fee
      Rate) (33)                             7.71             8.21           220          1,808        6.55%
AMERICAN FUNDS GLOBAL SMALL
  CAPITALIZATION CLASS 2                                                                                                   0.73%
    VUL-CV (.75% Fee Rate)                   6.70             5.38       267,475      1,439,933      -19.66%
    VUL-CV II and VUL-CV II Elite
      (.75% Fee Rate)                        9.16             7.36       160,417      1,180,759      -19.66%
    VUL-CV III (.75% Fee
      Rate) (10)                             9.31             7.96         8,704         69,308      -14.46%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        9.55             7.66       123,113        942,966      -19.78%
    VUL-DB II (.90% Fee
      Rate) (12)                             9.10             7.96         3,085         24,541      -12.56%
    VUL Money Guard (1.00%
      Fee Rate)                             12.53            10.04           125          1,258      -19.84%
AMERICAN FUNDS GROWTH CLASS 2                                                                                              0.04%
    VUL-CV (.75% Fee Rate)                   7.47             5.60     1,566,931      8,772,822      -25.02%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  8.71             6.53     1,288,450      8,416,785      -25.02%
    VUL-CV III (.75% Fee
      Rate) (8)                              8.97             8.41        74,995        630,953       -6.18%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.18             8.37       754,835      6,320,073      -25.13%
    VUL-DB II (.90% Fee
      Rate) (6)                              9.64             8.41        17,804        149,667      -12.78%
    VUL Money Guard (1.00%
      Fee Rate)                             12.34             9.23         2,114         19,511      -25.20%
AMERICAN FUNDS GROWTH-INCOME
  CLASS 2                                                                                                                  1.18%
    VUL-CV (.75% Fee Rate)                  10.61             8.60       827,072      7,115,098      -18.95%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.76             7.91     1,012,298      8,010,953      -18.95%
    VUL-CV III (.75% Fee
      Rate) (8)                              9.27             8.40        55,858        469,157       -9.38%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.88             9.62       587,735      5,652,279      -19.08%
    VUL-DB II (.90% Fee
      Rate) (10)                             9.42             8.39        39,533        331,746      -10.89%
    VUL Money Guard
      (1.00% Fee Rate)                      11.34             9.16         2,708         24,817      -19.16%
AMERICAN FUNDS INTERNATIONAL
      CLASS 2                                                                                                              2.28%
    VUL-CV (.75% Fee Rate) (1)              10.00             8.21        47,880        392,989      -17.92%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.25             8.66       150,944      1,307,784      -15.48%
    VUL-CV III (.75% Fee
      Rate) (10)                             9.46             8.29        24,605        204,024      -12.36%
    VUL-DB Elite (.90% Fee Rate)            10.25             8.65        35,903        310,472      -15.61%
    VUL-DB II (.90% Fee
      Rate) (6)                              9.38             8.28         4,155         34,422      -11.71%
    VUL Money Guard (1.00%
      Fee Rate)                             10.86             9.16         1,146         10,488      -15.70%
ABVPSF SMALL CAP VALUE                                                                                                     0.18%
    VUL-CV (.75% Fee Rate) (1)              10.00             8.42        26,261        221,043      -15.83%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.95            10.19        69,438        707,647       -6.90%
    VUL-CV III (.75% Fee
      Rate) (10)                             9.46             8.52         9,136         77,879       -9.85%
    VUL-DB Elite (.90% Fee Rate)            10.94            10.17        27,122        275,879       -7.04%
    VUL-DB II (.90% Fee
      Rate) (10)                             9.45             8.52         8,571         72,994       -9.91%
    VUL Money Guard (1.00%
      Fee Rate)                             11.86            11.02         1,102         12,139       -7.12%
ABVPSF GROWTH AND INCOME                                                                                                   0.78%
    VUL-CV (.75% Fee Rate) (2)              10.17             8.09        12,263         99,161      -20.48%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.38             8.03       177,415      1,424,733      -22.63%
    VUL-CV III (.75% Fee
      Rate) (10)                             9.43             8.39        16,680        140,005      -10.97%
    VUL-DB Elite (.90% Fee Rate)            10.38             8.01       108,282        867,871      -22.75%
    VUL-DB II (.90% Fee
      Rate) (6)                              9.80             8.39         8,894         74,589      -14.39%
    VUL Money Guard (1.00%
      Fee Rate)                             11.34             8.75           810          7,089      -22.84%
ABVPSF PREMIER GROWTH                                                                                                        --
    VUL-CV (.75% Fee Rate) (12)              8.58             8.09         1,250         10,115       -5.71%
    VUL-CV II Elite (.75%
      Fee Rate)                             11.04             7.60        53,372        405,737      -31.16%
    VUL-CV III (.75% Fee
      Rate) (10)                             9.52             8.30         2,397         19,910      -12.77%
    VUL-DB Elite (.90% Fee Rate)            11.04             7.59        15,506        117,664      -31.27%
    VUL-DB II (.90% Fee
      Rate) (27)                             9.29             8.30         6,230         51,697      -10.66%

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL        INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(40)   INCOME RATIO(41)
-------------------------------------------------------------------------------------------------------------------------------
ABVPSF TECHNOLOGY                                                                                                            --
    VUL-CV (.75% Fee Rate) (31)        $     6.48    $        6.99           177   $      1,234        7.94%
    VUL-CV II Elite (.75%
      Fee Rate)                             11.60             6.71        18,679        125,367      -42.14%
    VUL-CV III (.75% Fee
      Rate) (8)                              8.62             7.42         7,941         58,947      -13.83%
    VUL-DB Elite (.90% Fee Rate)            11.59             6.70         9,179         61,481      -42.23%
    VUL-DB II (.90% Fee
      Rate) (32)                             6.83             7.42         4,806         35,646        8.62%
    VUL Money Guard (1.00%
      Fee Rate)                             12.91             7.45           208          1,548      -42.29%
BARON CAPITAL ASSET                                                                                                          --
    VUL-CV (.75% Fee Rate)                  12.17            10.36       236,440      2,450,089      -14.84%
    VUL-CV II (.75% Fee Rate)               10.61             9.03        25,513        230,484      -14.84%
    VUL-DB (.90% Fee Rate)                  13.66            11.61        71,459        829,888      -14.97%
DELAWARE VIPT DEVON                                                                                                        0.91%
    VUL-CV (.75% Fee Rate)                   7.22             5.56        57,776        321,241      -22.94%
    VUL-CV II (.75% Fee Rate)                9.15             7.05           464          3,275      -22.95%
    VUL-DB (.90% Fee Rate)                   8.36             6.43         2,309         14,855      -23.06%
DELAWARE VIPT EMERGING MARKETS                                                                                             2.59%
    VUL I (.80% Fee Rate)                    9.00             9.39        36,244        340,342        4.34%
    VUL-CV (.75% Fee Rate)                   9.59            10.01       131,381      1,314,831        4.39%
    VUL-CV II (.75% Fee Rate)                9.72            10.14         4,786         48,545        4.39%
    VUL-DB (.90% Fee Rate)                   9.83            10.24        28,394        290,887        4.23%
DELAWARE VIPT HIGH YIELD                                                                                                   9.38%
    VUL-CV (.75% Fee Rate)                   7.47             7.55       128,459        969,399        1.08%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.93            10.04        48,559        487,517        1.08%
    VUL-CV III (.75%
      Fee Rate) (7)                          9.53            10.04         5,743         57,663        5.34%
    VUL-DB and VUL-DB
      Elite (.90% Fee Rate)                  8.02             8.10        93,998        761,108        0.93%
    VUL-DB II (.90% Fee
      Rate) (30)                             9.49            10.03         1,628         16,336        5.70%
    VUL Money Guard
      (1.00% Fee Rate)                      10.35            10.43           667          6,956        0.81%
DELAWARE VIPT LARGE CAP VALUE                                                                                              0.43%
    VUL-CV (.75% Fee Rate) (3)              10.07             8.14         2,152         17,526      -19.17%
    VUL-CV II Elite
      (.75% Fee Rate)                       10.35             8.36        15,613        130,471      -19.28%
    VUL-CV III (.75%
      Fee Rate) (22)                         8.80             8.37        14,364        120,184       -4.90%
    VUL-DB Elite (.90% Fee Rate)            10.35             8.34        18,691        155,914      -19.41%
    VUL-DB II (.90% Fee
      Rate) (37)                             8.27             8.36         1,948         16,282        1.04%
DELAWARE VIPT REIT                                                                                                         1.70%
    VUL-CV (.75% Fee Rate)                  12.95            13.43       191,533      2,572,612        3.74%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                 10.96            11.37       105,687      1,202,091        3.74%
    VUL-CV III (.75% Fee
      Rate) (7)                             10.24             9.34        20,783        194,189       -8.78%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       14.62            15.14        82,842      1,254,282        3.59%
    VUL-DB II (.90% Fee
      Rate) (18)                             9.53             9.34         3,831         35,768       -2.05%
DELAWARE VIPT SMALL CAP VALUE                                                                                              0.48%
    VUL I (.80% Fee Rate)                   11.96            11.20       223,173      2,498,945       -6.35%
    VUL-CV (.75% Fee Rate)                  12.32            11.54       427,009      4,928,259       -6.31%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                 10.55             9.89       320,115      3,164,707       -6.31%
    VUL-CV III (.75% Fee
      Rate) (8)                              9.67             8.54        19,189        163,789      -11.71%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       13.78            12.89       185,594      2,391,904       -6.45%
    VUL-DB II (.90% Fee
      Rate) (17)                             8.21             8.53        10,364         88,394        3.85%
    VUL Money Guard (1.00%
      Fee Rate)                             11.82            11.05           784          8,670       -6.53%
DELAWARE VIPT TREND                                                                                                          --
    VUL I (.80% Fee Rate)                   14.46            11.48       146,271      1,679,746      -20.58%
    VUL-CV (.75% Fee Rate)                  12.10             9.62       634,059      6,097,555      -20.54%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.77             7.76       202,556      1,571,945      -20.54%
    VUL-CV III (.75% Fee
      Rate) (8)                              9.19             8.54        19,603        167,349       -7.09%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.75             8.53       244,764      2,087,753      -20.66%
    VUL-DB II (.90% Fee
      Rate) (18)                             8.49             8.53        15,496        132,168        0.46%
    VUL Money Guard (1.00%
      Fee Rate)                             12.82            10.16         1,012         10,284      -20.72%
DELAWARE VIPT U.S. GROWTH                                                                                                  0.29%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.88             7.64         3,359         25,660      -29.78%
    VUL-CV III (.75% Fee
      Rate) (35)                             8.09             7.79           381          2,966       -3.73%
    VUL-DB Elite (.90% Fee Rate)            10.88             7.63           188          1,437      -29.88%
    VUL-DB II (.90% Fee
      Rate) (39)                             7.96             7.78           457          3,559       -2.22%
FIDELITY VIP ASSET MANAGER                                                                                                 3.85%
    VUL I (.80% Fee Rate)                   10.61             9.61        80,251        771,057       -9.46%
FIDELITY VIP CONTRAFUND
  SERVICE CLASS                                                                                                            0.70%
    VUL-CV (.75% Fee Rate)                   9.23            8.30        862,522      7,160,450      -10.10%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.60            8.63        248,645      2,145,255      -10.10%
    VUL-CV III (.75% Fee
      Rate) (15)                             8.27             8.82        26,078        230,066        6.64%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        9.73            8.73        254,166      2,219,197      -10.24%
    VUL-DB II (.90% Fee
      Rate) (10)                             9.61             8.82         9,781         86,221       -8.26%
FIDELITY VIP EQUITY-INCOME                                                                                                 1.73%
    VUL I (.80% Fee Rate)                   10.95            9.02        447,889      4,040,274      -17.61%
FIDELITY VIP EQUITY-INCOME
  SERVICE CLASS                                                                                                            0.38%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.32            8.50        102,732        873,686      -17.62%
    VUL-CV III (.75% Fee
      Rate) (15)                             7.89             8.43        10,576         89,151        6.87%
    VUL-DB Elite (.90% Fee Rate)            10.32             8.49        25,835        219,284      -17.74%
    VUL-DB II (.90% Fee
      Rate) (20)                             8.26             8.42         1,960         16,509        2.01%
    VUL Money Guard (1.00%
      Fee Rate)                             11.12             9.14           594          5,429      -17.83%

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL        INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(40)   INCOME RATIO(41)
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SERVICE CLASS                                                                                          0.13%
    VUL-CV (.75% Fee Rate)             $     6.94    $        4.81       270,024   $  1,298,244      -30.72%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  8.83             6.12       163,839      1,002,336      -30.72%
    VUL-CV III (.75% Fee
      Rate) (22)                             8.33             8.04         2,486         19,994       -3.48%
    VUL-DB and VUL-DB
      Elite (.90% Fee Rate)                  6.92             4.79       199,288        954,329      -30.83%
    VUL-DB II (.90% Fee
      Rate) (24)                             8.84             8.03         1,190          9,560       -9.10%
FIDELITY VIP GROWTH
  OPPORTUNITIES SERVICE CLASS                                                                                              0.92%
    VUL-CV (.75% Fee Rate)                   7.02             5.44       523,209      2,845,669      -22.50%
    VUL-CV II (.75% Fee Rate)                9.25             7.17        15,072        108,016      -22.50%
    VUL-DB (.90% Fee Rate)                   7.59             5.88        87,448        513,759      -22.62%
FIDELITY VIP HIGH INCOME
  SERVICE CLASS                                                                                                           11.59%
    VUL-CV (.75% Fee Rate)                   7.06             7.26       119,588        867,747        2.84%
    VUL-CV II (.75% Fee Rate)                8.90             9.16        34,165        312,855        2.84%
    VUL-DB (.90% Fee Rate)                   7.04             7.23        64,939        469,398        2.69%
FIDELITY VIP INVESTMENT
  GRADE BOND                                                                                                               3.67%
    VUL I (.80% Fee Rate)                   12.21            13.36       268,849      3,592,235        9.46%
FIDELITY VIP OVERSEAS
  SERVICE CLASS                                                                                                            0.20%
    VUL-CV (.75% Fee Rate) (1)              10.00             7.87            51            398      -21.33%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.37             8.20        15,588        127,857      -20.94%
    VUL-CV III (.75% Fee
      Rate) (16)                             8.13             7.69         1,231          9,465       -5.43%
    VUL-DB Elite (.90% Fee Rate)            10.37             8.19         7,223         59,129      -21.06%
    VUL-DB II (.90% Fee
      Rate) (12)                             9.23             7.68         1,701         13,065      -16.78%
JANUS ASPEN SERIES MID CAP
  GROWTH SERVICE SHARES                                                                                                      --
    VUL-CV (.75% Fee Rate) (14)              8.05             8.16           762          6,221        1.48%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.23             7.30        18,372        134,096      -28.66%
    VUL-CV III (.75% Fee
      Rate) (8)                              9.21             8.45         9,328         78,853       -8.24%
    VUL-DB Elite (.90% Fee Rate)            10.23             7.29         5,501         40,075      -28.77%
    VUL-DB II (.90% Fee
      Rate) (31)                             8.26             8.45           695          5,867        2.30%
JANUS ASPEN SERIES BALANCED                                                                                                2.44%
    VUL-CV (.75% Fee Rate)                  10.44             9.70       967,268      9,378,821       -7.14%
    VUL-CV II (.75% Fee Rate)                9.67             8.98        53,800        483,299       -7.14%
    VUL-DB (.90% Fee Rate)                  10.83            10.04       459,231      4,610,363       -7.28%
JANUS ASPEN SERIES BALANCED
  SERVICE SHARES                                                                                                           2.57%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.23             9.48       199,449      1,890,760       -7.37%
    VUL-CV III (.75% Fee
      Rate) (19)                             9.31             9.39        24,376        228,864        0.87%
    VUL-DB Elite (.90% Fee Rate)            10.23             9.46        33,394        315,952       -7.51%
    VUL-DB II (.90% Fee
      Rate) (18)                             9.40             9.38         2,829         26,543       -0.18%
JANUS ASPEN SERIES GLOBAL
  TECHNOLOGY SERVICE SHARES                                                                                                  --
    VUL-CV (.75% Fee Rate)                   4.20             2.46       222,817        548,257      -41.37%
    VUL-CV II (.75% Fee Rate)                7.62             4.47        26,279        117,438      -41.37%
    VUL-DB (.90% Fee Rate)                   4.19             2.45       134,040        328,505      -41.46%
JANUS ASPEN SERIES
  WORLDWIDE GROWTH                                                                                                         0.90%
    VUL-CV (.75% Fee Rate)                   9.72             7.19     1,401,785     10,076,115      -26.06%
    VUL-CV II (.75% Fee Rate)                8.47             6.27       120,354        754,198      -26.06%
    VUL-DB (.90% Fee Rate)                   9.28             6.85       487,247      3,337,075      -26.17%
JANUS ASPEN SERIES WORLDWIDE
  GROWTH SERVICE SHARES                                                                                                    0.79%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.72             7.91       121,763        962,541      -26.26%
    VUL-CV III (.75% Fee
      Rate) (9)                              9.10             8.06        24,712        199,292      -11.40%
    VUL-DB Elite (.90% Fee Rate)            10.72             7.89        58,806        463,952      -26.37%
    VUL-DB II (.90% Fee
      Rate) (18)                             8.55             8.06        10,129         81,609       -5.71%
LINCOLN VIPT AGGRESSIVE GROWTH                                                                                               --
    VUL-CV (.75% Fee Rate) (5)               9.43             7.57         2,097         15,877      -19.75%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.93             7.57         1,836         13,899      -30.75%
    VUL-CV III (.75% Fee
      Rate) (35)                             8.13             7.90           483          3,815       -2.85%
    VUL-DB Elite (.90% Fee Rate)            10.93             7.56           802          6,058      -30.84%
LINCOLN VIPT BOND                                                                                                          5.29%
    VUL-CV (.75% Fee Rate)                  11.87            12.98       997,626     12,950,091        9.33%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                 10.49            11.47       541,485      6,208,442        9.33%
    VUL-CV III (.75% Fee
      Rate) (9)                             10.02            10.64        52,186        555,099        6.12%
    VUL-DB and VUL-DB
      Elite (.90% Fee Rate)                 11.89            12.98       554,375      7,195,294        9.17%
    VUL-DB II (.90% Fee
      Rate) (6)                             10.10            10.63        18,102        192,386        5.27%
    VUL Money Guard (1.00%
      Fee Rate)                             10.14            11.05         1,606         17,756        9.04%
LINCOLN VIPT CAPITAL APPRECIATION                                                                                            --
    VUL-CV (.75% Fee Rate)                   7.94             5.75       645,760      3,715,466      -27.51%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  7.93             5.75        25,851        148,621      -27.51%
    VUL-CV III (.75% Fee
      Rate) (28)                             8.57             8.03           642          5,153       -6.34%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        7.90             5.72       295,086      1,687,050      -27.62%
    VUL-DB II (.90% Fee
      Rate) (24)                             8.85             8.02           376          3,015       -9.29%
LINCOLN VIPT EQUITY-INCOME                                                                                                 1.04%
    VUL-CV (.75% Fee Rate)                   9.93             8.31       147,604      1,226,328      -16.30%
    VUL-CV II (.75% Fee Rate)                9.45             7.91        12,236         96,829      -16.30%
    VUL-DB (.90% Fee Rate)                  11.39             9.52        97,093        924,637      -16.42%
LINCOLN VIPT GLOBAL
  ASSET ALLOCATION                                                                                                         1.56%
    VUL-CV (.75% Fee Rate)                   9.29             8.11        32,111        260,543      -12.64%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.56             8.35         3,223         26,903      -12.65%
    VUL-CV III (.75% Fee
      Rate) (29)                             9.00             8.96         3,211         28,783       -0.39%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        9.57             8.35        21,729        181,465      -12.78%
    VUL-DB II (.90% Fee
      Rate) (36)                             9.07             8.96           185          1,661       -1.21%

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL        INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(40)   INCOME RATIO(41)
-------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT INTERNATIONAL                                                                                                 3.56%
    VUL-CV (.75% Fee Rate) (1)         $    10.00    $        8.26         2,451   $     20,234      -17.44%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.20             9.04        17,278        156,134      -11.44%
    VUL-CV III (.75% Fee
      Rate) (11)                             9.64             8.16         4,122         33,649      -15.34%
    VUL-DB Elite (.90% Fee Rate)            10.20             9.02        11,322        102,132      -11.57%
    VUL-DB II (.90% Fee
      Rate) (32)                             7.73             8.16         6,320         51,551        5.47%
LINCOLN VIPT MONEY MARKET                                                                                                  1.38%
    VUL I (.80% Fee Rate)                   11.53            11.60       209,816      2,434,304        0.60%
    VUL-CV (.75% Fee Rate)                  11.17            11.24     1,170,917     13,159,127        0.65%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                 10.16            10.23     2,183,897     22,332,233        0.65%
    VUL-CV III (.75% Fee
      Rate) (7)                             10.00            10.03       132,032      1,324,371        0.27%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.93            10.98     1,323,526     14,537,513        0.50%
    VUL-DB II (.90% Fee
      Rate) (6)                             10.00            10.02        93,479        936,805        0.19%
LINCOLN VIPT SOCIAL AWARENESS                                                                                              0.97%
    VUL-CV (.75% Fee Rate)                   9.13             7.06       108,374        764,936      -22.70%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.27             7.17        20,818        149,211      -22.70%
    VUL-CV III (.75% Fee
      Rate) (19)                             8.20             8.39         5,823         48,878        2.39%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        9.68             7.47        20,372        152,256      -22.82%
    VUL-DB II (.90% Fee
      Rate) (37)                             8.43             8.39           962          8,069       -0.51%
MFS VIT CAPITAL OPPORTUNITIES                                                                                              0.03%
    VUL-CV (.75% Fee Rate) (26)              8.52             7.68            57            437       -9.91%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.72             7.48        24,498        183,265      -30.22%
    VUL-CV III (.75% Fee
      Rate) (8)                              8.93             8.03         1,620         13,001      -10.09%
    VUL-DB Elite (.90% Fee Rate)            10.72             7.47         2,286         17,069      -30.32%
    VUL-DB II (.90% Fee
      Rate) (10)                             9.16             8.02           755          6,059      -12.48%
MFS VIT EMERGING GROWTH                                                                                                      --
    VUL I (.80% Fee Rate)                   10.55             6.93       260,544      1,806,442      -34.29%
    VUL-CV (.75% Fee Rate)                   8.69             5.71       900,004      5,142,098      -34.26%
    VUL-CV II and VUL-CV II Elite
      (.75% Fee Rate)                        8.35             5.49        60,987        334,596      -34.26%
    VUL-CV III (.75% Fee
      Rate) (8)                              8.96             8.02         1,323         10,617      -10.45%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        8.43             5.53       260,222      1,439,740      -34.35%
    VUL-DB II (.90% Fee
      Rate) (38)                             8.35             8.02           559          4,481       -4.01%
MFS VIT TOTAL RETURN                                                                                                       1.66%
    VUL I (.80% Fee Rate)                   12.16            11.44       230,752      2,639,356       -5.92%
    VUL-CV (.75% Fee Rate)                  11.27            10.61       416,688      4,420,239       -5.88%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.87             9.29       237,503      2,206,934       -5.88%
    VUL-CV III (.75% Fee
      Rate) (13)                             9.35             9.37        23,223        217,634        0.18%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.93            11.22       331,829      3,721,865       -6.02%
    VUL-DB II (.90% Fee
      Rate) (17)                             8.95             9.36        18,456        172,807        4.67%
    VUL Money Guard (1.00%
      Fee Rate)                             10.66            10.01         1,053         10,544       -6.13%
MFS VIT UTILITIES                                                                                                          2.61%
    VUL I (.80% Fee Rate)                   11.18             8.57        98,389        843,127      -23.37%
    VUL-CV (.75% Fee Rate)                   9.73             7.46       318,905      2,378,638      -23.33%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  7.72             5.92        80,263        475,279      -23.33%
    VUL-CV III (.75% Fee
      Rate) (21)                             8.48             9.09         1,767         16,062        7.19%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        9.61             7.36       173,108      1,273,642      -23.45%
    VUL-DB II (.90% Fee
      Rate) (36)                             8.74             9.08           325          2,951        3.93%
NB AMT MID-CAP GROWTH                                                                                                        --
    VUL-CV (.75% Fee Rate)                  10.35             7.26       507,258      3,682,634      -29.87%
    VUL-CV II and VUL-CV II Elite
      (.75% Fee Rate)                        8.74             6.13       168,227      1,031,063      -29.87%
    VUL-CV III (.75% Fee
      Rate) (7)                              9.39             7.98        10,176         81,178      -15.01%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.46             7.33       233,100      1,707,837      -29.97%
    VUL-DB II (.90% Fee
      Rate) (10)                             9.17             7.97         7,913         63,070      -13.08%
    VUL Money Guard (1.00%
      Fee Rate)                             12.02             8.41           372          3,125      -30.05%
NB AMT PARTNERS                                                                                                            0.51%
    VUL-CV (.75% Fee Rate)                   9.17             6.90        90,170        622,536      -24.71%
    VUL-CV II (.75% Fee Rate)                9.65             7.27        15,335        111,429      -24.71%
    VUL-DB (.90% Fee Rate)                  10.94             8.23        40,163        330,419      -24.82%
NB AMT REGENCY                                                                                                             0.07%
    VUL-CV (.75% Fee Rate) (2)              10.15             8.52         9,482         80,760      -16.11%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.49             9.31        26,612        247,880      -11.22%
    VUL-CV III (.75% Fee
      Rate) (10)                             9.60             8.65        13,333        115,380       -9.88%
    VUL-DB Elite (.90% Fee Rate)            10.49             9.30        32,520        302,338      -11.36%
    VUL-DB II (.90% Fee Rate) (6)            9.99             8.65         4,266         36,886      -13.42%
OCC ACCUMULATION GLOBAL EQUITY                                                                                             0.50%
    VUL I (.80% Fee Rate)                   10.95             8.97        63,908        573,514      -18.07%
OCC ACCUMULATION MANAGED                                                                                                   1.83%
    VUL I (.80% Fee Rate)                   10.46             8.62        83,177        717,219      -17.54%
PUTNAM VT GROWTH & INCOME
  CLASS IB                                                                                                                 1.72%
    VUL-CV (.75% Fee Rate) (3)              10.10             8.21         2,704         22,197      -18.76%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.19             8.19        50,813        416,336      -19.59%
    VUL-CV III (.75% Fee
      Rate) (28)                             8.78             8.44         4,070         34,351       -3.92%
    VUL-DB Elite (.90% Fee Rate)            10.19             8.18        11,268         92,152      -19.71%
    VUL-DB II (.90% Fee
      Rate) (32)                             7.91             8.43         6,652         56,094        6.63%

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL        INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(40)   INCOME RATIO(41)
-------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES CLASS IB                                                                                           --
    VUL-CV (.75% Fee Rate) (4)         $    10.13    $        8.55           212   $      1,813      -15.59%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.08             7.97        23,296        185,660      -20.94%
    VUL-CV III (.75% Fee
      Rate) (8)                              9.15             8.81         5,553         48,938       -3.68%
    VUL-DB Elite (.90% Fee Rate)            10.08             7.95        15,888        126,385      -21.06%
    VUL-DB II (.90% Fee
      Rate) (19)                             8.82             8.81           719          6,329       -0.15%
SCUDDER VIT EAFE EQUITY INDEX                                                                                              1.33%
    VUL-CV (.75% Fee Rate)                   7.72             6.00       173,074      1,039,118      -22.18%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  8.28             6.44        64,536        415,929      -22.18%
    VUL-CV III (.75% Fee
      Rate) (7)                              9.52             7.79         1,402         10,919      -18.19%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        7.33             5.69        83,434        475,095      -22.30%
    VUL-DB II (.90% Fee
      Rate) (12)                             9.25             7.78         3,510         27,308      -15.92%
SCUDDER VIT EQUITY 500 INDEX                                                                                               1.08%
    VUL I (.80% Fee Rate)                   10.43             8.04       958,226      7,702,024      -22.93%
    VUL-CV (.75% Fee Rate)                   8.65             6.67     2,554,740     17,046,779      -22.90%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.16             7.07       971,196      6,862,714      -22.90%
    VUL-CV III (.75% Fee
      Rate) (7)                              9.51             8.49        20,941        177,862      -10.68%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        9.17             7.06       509,112      3,594,246      -23.01%
    VUL-DB II (.90% Fee
      Rate) (6)                              9.79             8.49         7,368         62,529      -13.36%
SCUDDER VIT SMALL CAP INDEX                                                                                                0.72%
    VUL-CV (.75% Fee Rate)                  11.03             8.70       192,917      1,677,909      -21.18%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                 10.00             7.89       103,753        818,156      -21.18%
    VUL-CV III (.75% Fee
      Rate) (7)                              9.76             8.12        11,021         89,477      -16.77%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.88             9.35       108,601      1,015,309      -21.30%
    VUL-DB II (.90% Fee
      Rate) (25)                             8.40             8.11         3,188         25,859       -3.48%
FTVIPT FRANKLIN SMALL CAP                                                                                                  0.36%
    VUL-CV (.75% Fee Rate) (1)              10.00             7.72         4,393         33,934      -22.76%
    VUL-CV II Elite (.75%
      Fee Rate)                             11.33             8.03        52,210        419,507      -29.05%
    VUL-CV III (.75% Fee
      Rate) (9)                              8.77             8.13        13,036        105,995       -7.26%
    VUL-DB Elite (.90% Fee Rate)            11.32             8.02        17,982        144,219      -29.16%
    VUL-DB II (.90% Fee
      Rate) (6)                              9.51             8.12         6,333         51,444      -14.58%
    VUL Money Guard (1.00%
      Fee Rate)                             12.33             8.73           894          7,803      -29.22%
FTVIPT TEMPLETON FOREIGN
  SECURITIES                                                                                                               1.78%
    VUL I (.80% Fee Rate)                    9.56             7.74       335,237      2,595,250      -19.06%
FTVIPT TEMPLETON FOREIGN
  SECURITIES CLASS 2                                                                                                       1.57%
    VUL-CV (.75% Fee Rate)                   9.10             7.36       390,181      2,870,722      -19.17%
    VUL-CV II (.75% Fee Rate)                8.86             7.16        27,811        199,235      -19.17%
    VUL-DB (.90% Fee Rate)                   9.42             7.60       126,224        959,684      -19.29%
FTVIPT TEMPLETON GLOBAL
  ASSET ALLOCATION                                                                                                         1.94%
    VUL I (.80% Fee Rate)                   10.72            10.19        34,846        355,073       -4.93%
FTVIPT TEMPLETON GROWTH
  SECURITIES                                                                                                               2.33%
    VUL I (.80% Fee Rate)                   12.41            10.06        57,194        575,174      -18.97%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.43             8.45        63,659        538,180      -18.93%
    VUL-CV III (.75% Fee
      Rate) (9)                              9.12             7.93        10,603         84,031      -13.10%
    VUL-DB Elite (.90% Fee Rate)            10.42             8.44        37,267        314,457      -19.05%
    VUL-DB II (.90% Fee
      Rate) (6)                              9.44             7.92         4,612         36,521      -16.15%
FTVIPT TEMPLETON GROWTH
  SECURITIES CLASS 2                                                                                                       2.19%
    VUL-CV (.75% Fee Rate)                  12.02             9.73        76,363        742,826      -19.10%
    VUL-CV II (.75% Fee Rate)                9.78             7.91        13,906        110,035      -19.10%
    VUL-DB (.90% Fee Rate)                  12.54            10.13        51,745        524,010      -19.22%

 (1) Reflects less than a full year of activity. Funds were first received in this option on 5/13/2002.
 (2) Reflects less than a full year of activity. Funds were first received in this option on 5/17/2002.
 (3) Reflects less than a full year of activity. Funds were first received in this option on 5/22/2002.
 (4) Reflects less than a full year of activity. Funds were first received in this option on 5/23/2002.
 (5) Reflects less than a full year of activity. Funds were first received in this option on 6/06/2002.
 (6) Reflects less than a full year of activity. Funds were first received in this option on 6/19/2002.
 (7) Reflects less than a full year of activity. Funds were first received in this option on 6/26/2002.
 (8) Reflects less than a full year of activity. Funds were first received in this option on 7/01/2002.
 (9) Reflects less than a full year of activity. Funds were first received in this option on 7/03/2002.
(10) Reflects less than a full year of activity. Funds were first received in this option on 7/05/2002.
(11) Reflects less than a full year of activity. Funds were first received in this option on 7/09/2002.
(12) Reflects less than a full year of activity. Funds were first received in this option on 7/10/2002.
(13) Reflects less than a full year of activity. Funds were first received in this option on 7/15/2002.
(14) Reflects less than a full year of activity. Funds were first received in this option on 7/19/2002.
(15) Reflects less than a full year of activity. Funds were first received in this option on 7/22/2002.
(16) Reflects less than a full year of activity. Funds were first received in this option on 7/23/2002.
(17) Reflects less than a full year of activity. Funds were first received in this option on 7/24/2002.
(18) Reflects less than a full year of activity. Funds were first received in this option on 7/29/2002.
(19) Reflects less than a full year of activity. Funds were first received in this option on 8/02/2002.
(20) Reflects less than a full year of activity. Funds were first received in this option on 8/06/2002.
(21) Reflects less than a full year of activity. Funds were first received in this option on 8/08/2002.
(22) Reflects less than a full year of activity. Funds were first received in this option on 8/12/2002.
(23) Reflects less than a full year of activity. Funds were first received in this option on 8/13/2002.
(24) Reflects less than a full year of activity. Funds were first received in this option on 8/19/2002.
(25) Reflects less than a full year of activity. Funds were first received in this option on 8/20/2002.
(26) Reflects less than a full year of activity. Funds were first received in this option on 8/22/2002.

(27) Reflects less than a full year of activity. Funds were first received in this option on 8/23/2002.
(28) Reflects less than a full year of activity. Funds were first received in this option on 8/29/2002.
(29) Reflects less than a full year of activity. Funds were first received in this option on 9/03/2002.
(30) Reflects less than a full year of activity. Funds were first received in this option on 9/17/2002.
(31) Reflects less than a full year of activity. Funds were first received in this option on 9/19/2002.
(32) Reflects less than a full year of activity. Funds were first received in this option on 9/25/2002.
(33) Reflects less than a full year of activity. Funds were first received in this option on 10/03/2002.
(34) Reflects less than a full year of activity. Funds were first received in this option on 10/22/2002.
(35) Reflects less than a full year of activity. Funds were first received in this option on 10/23/2002.
(36) Reflects less than a full year of activity. Funds were first received in this option on 11/07/2002.
(37) Reflects less than a full year of activity. Funds were first received in this option on 11/08/2002.
(38) Reflects less than a full year of activity. Funds were first received in this option on 12/06/2002.
(39) Reflects less than a full year of activity. Funds were first received in this option on 12/18/2002.
(40) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(41) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

    A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL       INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(4)   INCOME RATIO(5)
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION                                                                                            7.81%
    VUL I (.80% Fee Rate)              $    13.95    $       10.61       286,625   $  3,042,298      -23.89%
AIM V.I. DIVERSIFIED INCOME                                                                                              7.08%
    VUL I (.80% Fee Rate)                    9.67             9.93        61,767        613,504        2.77%
AIM V.I. GROWTH                                                                                                          0.25%
    VUL I (.80% Fee Rate)                   12.33             8.09       417,714      3,377,708      -34.41%
    VUL-CV (.75% Fee Rate)                   9.85             6.46     1,957,097     12,647,584      -34.38%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.71        73,642        641,374      -12.91%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.06             6.59       546,704      3,602,684      -34.48%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.15            97          1,085       11.54%
AIM V.I. INTERNATIONAL GROWTH                                                                                            0.40%
    VUL-CV (.75% Fee Rate)                  11.13             8.45       222,248      1,877,552      -24.10%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.64        34,367        296,760      -13.65%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.31             7.81       133,445      1,042,221      -24.22%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            10.64            97          1,035        6.39%
AIM V.I. PREMIER EQUITY                                                                                                  0.14%
    VUL I (.80% Fee Rate)                   12.70            11.02       531,405      5,855,175      -13.26%
    VUL-CV (.75% Fee Rate)                  10.04             8.71     2,176,049     18,957,893      -13.22%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.99        84,088        756,034      -10.09%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.34             8.96       639,328      5,727,071      -13.35%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.34            97          1,103       13.39%
AMERICAN FUNDS GLOBAL SMALL
  CAPITALIZATION CLASS 2                                                                                                 0.80%
    VUL-CV (.75% Fee Rate)                   7.75             6.70       152,746      1,023,485      -13.50%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.16        40,148        367,811       -8.39%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.05             9.55       115,526      1,103,001      -13.63%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            12.53            97          1,219       25.26%
AMERICAN FUNDS GROWTH CLASS 2                                                                                            0.48%
    VUL-CV (.75% Fee Rate)                   9.19             7.47     1,372,856     10,250,938      -18.76%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.71       335,172      2,920,082      -12.88%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       13.79            11.18       598,689      6,695,351      -18.89%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            12.34            97          1,201       23.38%
AMERICAN FUNDS GROWTH-INCOME
  CLASS 2                                                                                                                1.86%
    VUL-CV (.75% Fee Rate)                  10.43            10.61       711,827      7,555,771        1.79%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.76       225,608      2,202,908       -2.36%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.69            11.88       344,573      4,094,895        1.64%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.34            97          1,103       13.35%
AMERICAN FUNDS INTERNATIONAL
  CLASS 2                                                                                                                  --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            10.25        17,550        179,902        2.51%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.25         7,201         73,791        2.47%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            10.86            97          1,057        8.60%
ABVPSF SMALL CAP VALUE                                                                                                     --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            10.95         7,659         83,837        9.46%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.94         1,281         14,011        9.42%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.86            97          1,154       18.60%
ABVPSF GROWTH AND INCOME                                                                                                   --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.38        49,195        510,640        3.80%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.38        21,456        222,617        3.75%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.34            97          1,104       13.43%
ABVPSF PREMIER GROWTH                                                                                                      --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            11.04         2,305         25,451       10.44%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            11.04         4,968         54,851       10.40%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.98            97          1,166       19.82%
ABVPSF TECHNOLOGY                                                                                                          --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            11.60           513          5,953       15.99%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            11.59         1,266         14,675       15.94%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            12.91            97          1,256       29.08%
BARON CAPITAL ASSET                                                                                                        --
    VUL-CV (.75% Fee Rate)                  10.91            12.17       140,819      1,713,489       11.50%
    VUL-CV II (.75% Fee Rate) (1)           10.00            10.61        22,971        243,680        6.08%
    VUL-DB (.90% Fee Rate)                  12.27            13.66        70,727        965,953       11.33%
DELAWARE VIPT DEVON                                                                                                      0.66%
    VUL-CV (.75% Fee Rate)                   8.01             7.22        43,742        315,630       -9.87%
    VUL-CV II (.75% Fee Rate) (1)           10.00             9.15           371          3,397       -8.46%
    VUL-DB (.90% Fee Rate)                   9.29             8.36         1,757         14,691      -10.01%
DELAWARE VIPT EMERGING MARKETS                                                                                           0.43%
    VUL I (.80% Fee Rate)                    8.62             9.00        31,675        285,076        4.44%
    VUL-CV (.75% Fee Rate)                   9.17             9.59       116,928      1,120,996        4.49%
    VUL-CV II (.75% Fee Rate) (1)           10.00             9.72         2,944         28,603       -2.84%
    VUL-DB (.90% Fee Rate)                   9.42             9.83        24,105        236,925        4.34%

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL       INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(4)   INCOME RATIO(5)
------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT HIGH YIELD                                                                                                 8.27%
    VUL-CV (.75% Fee Rate)             $     7.84    $        7.47       104,498   $    780,164       -4.82%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.93         9,230         91,675       -0.68%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        8.44             8.02        47,799        383,476       -4.96%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            10.35            97          1,007        3.46%
DELAWARE VIPT LARGE CAP VALUE                                                                                              --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            10.35         1,752         18,143        3.53%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.35           142          1,473        3.51%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.12            97          1,083       11.25%
DELAWARE VIPT REIT                                                                                                       1.17%
    VUL-CV (.75% Fee Rate)                  11.99            12.95        84,252      1,090,834        7.98%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00            10.96        28,109        308,180        9.64%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       13.56            14.62        37,187        543,550        7.81%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            10.73            97          1,044        7.32%
DELAWARE VIPT SMALL CAP VALUE                                                                                            0.84%
    VUL I (.80% Fee Rate)                   10.78            11.96       203,613      2,434,634       10.95%
    VUL-CV (.75% Fee Rate)                  11.10            12.32       394,623      4,861,098       11.00%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00            10.55        96,363      1,016,790        5.52%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       12.43            13.78       145,192      2,000,190       10.84%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.82            97          1,151       18.25%
DELAWARE VIPT TREND                                                                                                        --
    VUL I (.80% Fee Rate)                   17.22            14.46       170,402      2,463,796      -16.01%
    VUL-CV (.75% Fee Rate)                  14.40            12.10       618,933      7,490,287      -15.97%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.77       117,638      1,148,866       -2.34%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       12.81            10.75       266,503      2,864,942      -16.10%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            12.82            97          1,247       28.18%
DELAWARE VIPT U.S. GROWTH                                                                                                  --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            10.88           142          1,544        8.79%
    VUL-DB Elite (.90%
      Fee Rate) (2)                         10.00            10.88            81            882        8.76%
    VUL Money Guard
      (1.00% Fee Rate) (3)                  10.00            11.68            97          1,136       16.78%
FIDELITY VIP ASSET MANAGER                                                                                               4.06%
    VUL I (.80% Fee Rate)                   11.15            10.61        82,681        877,369       -4.85%
FIDELITY VIP CONTRAFUND
  SERVICE CLASS                                                                                                          0.60%
    VUL-CV (.75% Fee Rate)                  10.62             9.23       927,605      8,566,060      -13.02%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.60        67,690        649,635       -4.03%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.20             9.73       250,454      2,436,163      -13.15%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            10.96            97          1,067        9.60%
FIDELITY VIP EQUITY-INCOME                                                                                               1.73%
    VUL I (.80% Fee Rate)                   11.61            10.95       440,423      4,822,049       -5.71%
FIDELITY VIP EQUITY-INCOME
  SERVICE CLASS                                                                                                            --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            10.32        11,494        118,660        3.23%
    VUL-DB Elite (.90%
      Fee Rate) (2)                         10.00            10.32         2,006         20,698        3.19%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.12            97          1,082       11.19%
FIDELITY VIP GROWTH SERVICE CLASS                                                                                          --
    VUL-CV (.75% Fee Rate)                   8.50             6.94       206,134      1,430,545      -18.34%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.83        67,343        594,682      -11.69%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        8.49             6.92       174,210      1,205,983      -18.46%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.80            97          1,148       18.02%
FIDELITY VIP GROWTH
  OPPORTUNITIES SERVICE CLASS                                                                                            0.24%
    VUL-CV (.75% Fee Rate)                   8.26             7.02       503,481      3,533,388      -15.08%
    VUL-CV II (.75% Fee Rate) (1)           10.00             9.25         7,704         71,240       -7.52%
    VUL-DB (.90% Fee Rate)                   8.95             7.59        81,782        620,895      -15.21%
FIDELITY VIP HIGH INCOME
  SERVICE CLASS                                                                                                          6.88%
    VUL-CV (.75% Fee Rate)                   8.07             7.06       113,783        802,795      -12.55%
    VUL-CV II (.75% Fee Rate) (1)           10.00             8.90        32,407        288,550      -10.96%
    VUL-DB (.90% Fee Rate)                   8.06             7.04        74,376        523,531      -12.69%
FIDELITY VIP INVESTMENT GRADE BOND                                                                                       5.14%
    VUL I (.80% Fee Rate)                   11.34            12.21       261,031      3,186,224        7.60%
FIDELITY VIP OVERSEAS
  SERVICE CLASS                                                                                                            --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            10.37         2,849         29,555        3.75%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.37         1,284         13,313        3.70%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            10.92            97          1,063        9.18%
JANUS ASPEN SERIES MID CAP
  GROWTH SERVICE SHARES                                                                                                    --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.23         5,231         53,518        2.31%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.23            86            882        2.28%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.40            97          1,110       14.04%
JANUS ASPEN SERIES BALANCED                                                                                              2.83%
    VUL-CV (.75% Fee Rate)                  11.04            10.44     1,024,709     10,700,215       -5.38%
    VUL-CV II (.75% Fee Rate) (1)           10.00             9.67        43,635        422,145       -3.26%
    VUL-DB (.90% Fee Rate)                  11.46            10.83       474,978      5,143,044       -5.52%
JANUS ASPEN SERIES BALANCED
  SERVICE SHARES                                                                                                         5.88%
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.23        41,587        425,613        2.34%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.23         5,429         55,535        2.30%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            10.68            97          1,039        6.80%
JANUS ASPEN SERIES GLOBAL
  TECHNOLOGY SERVICE SHARES                                                                                              0.65%
    VUL-CV (.75% Fee Rate)                   6.75             4.20       315,300      1,323,329      -37.79%
    VUL-CV II (.75% Fee Rate) (1)           10.00             7.62        18,060        137,668      -23.77%
    VUL-DB (.90% Fee Rate)                   6.74             4.19       133,138        557,404      -37.88%

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL       INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(4)   INCOME RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE
  GROWTH                                                                                                                 0.53%
    VUL-CV (.75% Fee Rate)             $    12.63    $        9.72     1,457,585   $ 14,169,673      -23.02%
    VUL-CV II (.75% Fee Rate) (1)           10.00             8.47       111,813        947,611      -15.25%
    VUL-DB (.90% Fee Rate)                  12.07             9.28       549,455      5,097,012      -23.13%
JANUS ASPEN SERIES WORLDWIDE
  GROWTH SERVICE SHARES                                                                                                  0.22%
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.72        30,249        324,281        7.21%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.72        23,165        248,221        7.16%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            11.53            97          1,122       15.31%
LINCOLN VIPT AGGRESSIVE GROWTH                                                                                             --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.93            90            984        9.31%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.93            93          1,019        9.26%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            12.43            97          1,213       24.32%
LINCOLN VIPT BOND                                                                                                        5.65%
    VUL-CV (.75% Fee Rate)                  10.96            11.87     1,111,452     13,195,984        8.34%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00            10.49       160,523      1,683,373        4.87%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.99            11.89       344,657      4,097,595        8.17%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            10.14            97            986        1.37%
LINCOLN VIPT CAPITAL APPRECIATION                                                                                          --
    VUL-CV (.75% Fee Rate)                  10.79             7.94       654,970      5,198,478      -26.44%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             7.93         8,782         69,646      -20.69%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.75             7.90       281,893      2,226,534      -26.55%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            11.64            97          1,133       16.43%
LINCOLN VIPT EQUITY-INCOME                                                                                               1.44%
    VUL-CV (.75% Fee Rate)                  10.79             9.93       133,643      1,326,526       -8.03%
    VUL-CV II (.75% Fee Rate) (1)           10.00             9.45        29,160        275,698       -5.45%
    VUL-DB (.90% Fee Rate)                  12.41            11.39        89,958      1,025,036       -8.17%
LINCOLN VIPT GLOBAL ASSET
  ALLOCATION                                                                                                             0.56%
    VUL-CV (.75% Fee Rate)                  10.15             9.29        35,542        330,122       -8.47%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.56         1,131         10,805       -4.45%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.48             9.57        18,608        178,163       -8.60%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            10.99            93          1,023        9.87%
LINCOLN VIPT INTERNATIONAL                                                                                               0.58%
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            10.20           493          5,032        2.03%
    VUL-DB Elite (.90%
      Fee Rate) (2)                         10.00            10.20         1,042         10,627        2.01%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.04            93          1,028       10.44%
LINCOLN VIPT MONEY MARKET                                                                                                3.78%
    VUL I (.80% Fee Rate)                   11.18            11.53       149,033      1,718,780        3.19%
    VUL-CV (.75% Fee Rate)                  10.82            11.17     1,053,999     11,768,612        3.24%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00            10.16     1,129,273     11,473,154        1.60%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.60            10.93     1,532,584     16,750,088        3.08%
    VUL Money Guard
      (1.00% Fee Rate) (3)                  10.00            10.04            93            934        0.38%
LINCOLN VIPT SOCIAL AWARENESS                                                                                            0.77%
    VUL-CV (.75% Fee Rate)                  10.17             9.13       117,002      1,068,374      -10.20%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.27        13,789        127,859       -7.27%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.80             9.68        16,436        159,159      -10.33%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.53            93          1,073       15.29%
MFS VIT CAPITAL OPPORTUNITIES                                                                                              --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.72         6,995         74,983        7.20%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.72         2,335         25,026        7.16%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            11.92            93          1,110       19.24%
MFS VIT EMERGING GROWTH                                                                                                    --
    VUL I (.80% Fee Rate)                   15.99            10.55       275,113      2,902,787      -34.02%
    VUL-CV (.75% Fee Rate)                  13.16             8.69       981,573      8,530,240      -33.98%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.35        38,488        321,187      -16.55%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       12.79             8.43       290,024      2,444,392      -34.08%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            12.16            93          1,132       21.56%
MFS VIT TOTAL RETURN                                                                                                     1.80%
    VUL I (.80% Fee Rate)                   12.23            12.16       220,725      2,683,651       -0.55%
    VUL-CV (.75% Fee Rate)                  11.33            11.27       376,707      4,245,629       -0.50%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.87        97,201        959,607       -1.28%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       12.01            11.93       258,230      3,081,824       -0.65%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            10.66            93            993        6.64%
MFS VIT UTILITIES                                                                                                        3.09%
    VUL I (.80% Fee Rate)                   14.87            11.18       111,191      1,243,472      -24.81%
    VUL-CV (.75% Fee Rate)                  12.93             9.73       302,698      2,944,952      -24.77%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             7.72        48,160        371,978      -22.76%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       12.80             9.61       176,130      1,692,845      -24.88%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00             9.88            93            919       -1.22%
NB AMT MID-CAP GROWTH                                                                                                      --
    VUL-CV (.75% Fee Rate)                  13.84            10.35       525,304      5,437,812      -25.21%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.74        73,205        639,761      -12.61%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       14.01            10.46       186,004      1,946,087      -25.32%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            12.02            93          1,119       20.24%
NB AMT PARTNERS                                                                                                          0.29%
    VUL-CV (.75% Fee Rate)                   9.51             9.17        87,068        798,401       -3.55%
    VUL-CV II (.75% Fee Rate) (1)           10.00             9.65        11,067        106,810       -3.49%
    VUL-DB (.90% Fee Rate)                  11.36            10.94        34,088        373,043       -3.70%

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL       INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(4)   INCOME RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
NB AMT REGENCY                                                                                                             --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                        $    10.00    $       10.49         6,673   $     70,017        4.92%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.49         2,029         21,277        4.88%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            11.17            93          1,040       11.69%
OCC ACCUMULATION GLOBAL EQUITY                                                                                             --
    VUL I (.80% Fee Rate)                   12.81            10.95        67,831        742,940      -14.51%
OCC ACCUMULATION MANAGED                                                                                                 2.29%
    VUL I (.80% Fee Rate)                   11.09            10.46        82,263        860,269      -5.67%
PUTNAM VT GROWTH & INCOME CLASS IB                                                                                         --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.19        23,261        237,025        1.90%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.19         4,310         43,902        1.86%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            10.88            93          1,013        8.80%
PUTNAM VT HEALTH SCIENCES CLASS IB                                                                                         --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.08         2,736         27,580        0.80%
    VUL-DB Elite (.90% Fee Rate) (2)        10.00            10.08         9,121         91,911        0.77%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            10.59            93            985        5.86%
SCUDDER VIT EAFE EQUITY INDEX                                                                                              --
    VUL-CV (.75% Fee Rate)                  10.32             7.72       190,730      1,471,560      -25.25%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.28        26,036        215,632      -17.18%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        9.82             7.33       109,462        802,191      -25.36%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            10.62            97          1,033        6.16%
SCUDDER VIT EQUITY 500 INDEX                                                                                             0.93%
    VUL I (.80% Fee Rate)                   11.97            10.43       941,597      9,820,738      -12.88%
    VUL-CV (.75% Fee Rate)                   9.93             8.65     2,454,180     21,238,642      -12.84%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.16       129,782      1,189,401       -8.35%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.54             9.17       602,157      5,521,817      -12.97%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            11.30            97          1,100       13.01%
SCUDDER VIT SMALL CAP INDEX                                                                                              0.80%
    VUL-CV (.75% Fee Rate)                  10.89            11.03       257,019      2,836,045        1.31%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00            10.00        30,964        309,774        0.04%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.74            11.88        65,047        772,677        1.16%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            12.14            97          1,181       21.36%
FTVIPT FRANKLIN SMALL CAP                                                                                                  --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            11.33        10,332        117,016       13.25%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            11.32         4,018         45,490       13.22%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            12.33            97          1,200       23.34%
FTVIPT TEMPLETON FOREIGN
  SECURITIES                                                                                                             3.01%
    VUL I (.80% Fee Rate)                   11.44             9.56       336,966      3,222,768      -16.42%
FTVIPT TEMPLETON FOREIGN
  SECURITIES CLASS 2                                                                                                     2.85%
    VUL-CV (.75% Fee Rate)                  10.92             9.10       367,307      3,343,373      -16.62%
    VUL-CV II (.75% Fee Rate) (1)           10.00             8.86        22,850        202,522      -11.37%
    VUL-DB (.90% Fee Rate)                  11.32             9.42       115,140      1,084,659      -16.75%
FTVIPT TEMPLETON GLOBAL ASSET
  ALLOCATION                                                                                                             1.45%
    VUL I (.80% Fee Rate)                   11.97            10.72        32,372        346,970      -10.44%
FTVIPT TEMPLETON GROWTH SECURITIES                                                                                       1.96%
    VUL I (.80% Fee Rate)                   12.64            12.41        56,957        706,899       -1.77%
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.43        19,695        205,389        4.28%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.42         7,895         82,299        4.24%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            11.20            97          1,090       12.04%
FTVIPT TEMPLETON GROWTH
  SECURITIES CLASS 2                                                                                                     1.74%
    VUL-CV (.75% Fee Rate)                  12.28            12.02        43,449        522,427       -2.05%
    VUL-CV II (.75% Fee Rate) (1)           10.00             9.78         4,977         48,681       -2.19%
    VUL-DB (.90% Fee Rate)                  12.82            12.54        26,360        330,450       -2.19%

(1) Reflects less than a full year of activity. Funds were first received in this option on 5/09/2001.
(2) Reflects less than a full year of activity. Funds were first received in this option on 9/10/2001.
(3) Reflects less than a full year of activity. Funds were first received in this option on 09/19/2001.
(4) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4.  PURCHASES AND SALES OF INVESTMENTS

    The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2003.

                                                       AGGREGATE       AGGREGATE
                                                       COST OF         PROCEEDS
                                                       PURCHASES       FROM SALES
------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $     478,753   $     616,912
AIM V.I. Diversified Income                                  203,086         173,364
AIM V.I. Growth                                            2,925,345       3,177,205
AIM V.I. International Growth                              6,052,773       5,689,241
AIM V.I. Premier Equity                                    3,128,819       4,885,127
ABVPSF Growth and Income                                   3,691,104       1,542,384
ABVPSF Premier Growth                                        716,416         105,435
ABVPSF Small Cap Value                                     2,941,194       1,858,043
ABVPSF Technology                                            957,246         411,278
American Funds Global Small Capitalization Class 2         7,224,764       4,491,626
American Funds Growth Class 2                             21,511,462       8,368,031
American Funds Growth-Income Class 2                      22,291,610      10,832,486
American Funds International Class 2                       4,857,979       1,666,338
Baron Capital Asset                                          726,690       1,096,489
M Fund Brandes International Equity                           44,722           4,121
M Fund Business Opportunity Value                                 68               -
Delaware VIPT Devon                                           17,274         362,414
Delaware VIPT Emerging Markets                               934,840         858,191
Delaware VIPT High Yield                                  21,197,651      17,967,949
Delaware VIPT Large Cap Value                              2,574,908         852,735
Delaware VIPT REIT                                        11,772,170       7,258,767
Delaware VIPT Small Cap Value                              8,825,824       5,815,878
Delaware VIPT Trend                                        4,550,401       2,496,767
Delaware VIPT U.S. Growth                                    181,102          66,279
Fidelity VIP Asset Manager                                   149,298         164,740
Fidelity VIP Contrafund Service Class                      5,134,986       2,714,639
Fidelity VIP Equity-Income                                   670,007         831,987
Fidelity VIP Equity-Income Service Class                   3,306,611       1,715,943
Fidelity VIP Growth Service Class                          2,251,619       1,284,309
Fidelity VIP Growth Opportunities Service Class              567,614         670,064
Fidelity VIP High Income Service Class                     3,522,847       2,913,478
Fidelity VIP Investment Grade Bond                           943,499       1,567,390
Fidelity VIP Overseas Service Class                       13,632,055      13,429,243
M Fund Frontier Capital Appreciation                          39,580           2,230
FTVIPT Franklin Small Cap                                  4,054,426       2,075,493
FTVIPT Templeton Foreign Securities                          419,007         501,778
FTVIPT Templeton Foreign Securities Class 2                2,063,135       1,774,792
FTVIPT Templeton Global Asset Allocation                     279,336         158,242
FTVIPT Templeton Growth Securities                         1,700,682         501,543
FTVIPT Templeton Growth Securities Class 2                 1,434,432         502,537
Janus Aspen Series Balanced                                1,775,311       3,569,693
Janus Aspen Series Balanced Service Shares                 2,639,188         709,515
Janus Aspen Series Global Technology Service Shares          554,230         531,061
Janus Aspen Series Mid Cap Growth Service Shares           1,579,265         757,556
Janus Aspen Series Worldwide Growth                        1,897,646       3,744,943
Janus Aspen Series Worldwide Growth Service Shares         2,094,990       1,224,530
Lincoln VIPT Aggressive Growth                               797,373         709,697
Lincoln VIPT Bond                                         20,677,365      16,204,534
Lincoln VIPT Capital Appreciation                          2,076,186       1,907,159
Lincoln VIPT Equity-Income                                 2,265,370         888,826
Lincoln VIPT Global Asset Allocation                         516,120         160,539
Lincoln VIPT International                                 8,230,538       7,453,974
Lincoln VIPT Money Market                                104,916,324     112,907,866
Lincoln VIPT Social Awareness                                540,323         222,245
MFS VIT Capital Opportunities                                365,465         216,974
MFS VIT Emerging Growth                                    2,451,806       2,282,586
MFS VIT Total Return                                       7,459,802       4,830,719

                                                       AGGREGATE       AGGREGATE
                                                       COST OF         PROCEEDS
                                                       PURCHASES       FROM SALES
------------------------------------------------------------------------------------
MFS VIT Utilities                                      $   3,332,006   $   2,650,211
NB AMT Mid-Cap Growth                                      4,166,301       2,414,950
NB AMT Partners                                              379,840         319,747
NB AMT Regency                                             3,022,071         874,930
OCC Accumulation Global Equity                               269,566         354,830
OCC Accumulation Managed                                     127,456         301,634
Putnam VT Growth & Income Class IB                         1,744,017         684,115
Putnam VT Health Sciences Class IB                         1,190,570         663,212
Scudder VIT EAFE Equity Index                              7,545,591       6,597,542
Scudder VIT Equity 500 Index                              19,994,454      14,573,915
Scudder VIT Small Cap Index                                5,736,354       3,456,198
M Fund Turner Core Growth                                     19,330             186

5. INVESTMENTS

    The following is a summary of investments owned at December 31, 2003.

                                                                     NET
                                                       SHARES        ASSET     VALUE OF       COST OF
                                                       OUTSTANDING   VALUE     SHARES         SHARES
----------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                              133,733   $ 21.28   $  2,845,834   $  3,313,925
AIM V.I. Diversified Income                                 78,064      8.82        688,522        756,178
AIM V.I. Growth                                          1,263,977     14.83     18,744,785     27,030,947
AIM V.I. International Growth                              293,570     16.04      4,708,857      3,964,447
AIM V.I. Premier Equity                                  1,264,869     20.23     25,588,303     33,200,960
ABVPSF Growth and Income                                   262,832     21.80      5,729,747      5,134,720
ABVPSF Premier Growth                                       65,025     21.58      1,403,231      1,329,427
ABVPSF Small Cap Value                                     218,523     14.49      3,166,403      2,653,598
ABVPSF Technology                                           71,486     14.48      1,035,118        902,770
American Funds Global Small Capitalization Class 2         640,733     14.08      9,021,527      7,235,537
American Funds Growth Class 2                            1,063,472     45.50     48,387,953     45,914,538
American Funds Growth-Income Class 2                     1,236,854     33.48     41,409,879     36,601,997
American Funds International Class 2                       498,847     13.40      6,684,554      5,589,384
Baron Capital Asset                                        193,336     21.53      4,162,525      3,482,596
M Fund Brandes International Equity                          3,326     14.56         48,423         41,034
M Fund Business Opportunity Value                                7     10.09             70             68
Delaware VIPT Emerging Markets                             297,313     11.18      3,323,953      2,234,501
Delaware VIPT High Yield                                 1,126,328      5.69      6,408,805      5,914,954
Delaware VIPT Large Cap Value                              155,324     16.33      2,536,435      2,192,514
Delaware VIPT REIT                                         781,162     15.14     11,826,790      9,950,143
Delaware VIPT Small Cap Value                              853,463     25.64     21,882,803     16,711,977
Delaware VIPT Trend                                        671,755     27.29     18,332,206     17,835,186
Delaware VIPT U.S. Growth                                   24,782      6.62        164,056        152,626
Fidelity VIP Asset Manager                                  59,527     14.46        860,756        920,935
Fidelity VIP Contrafund Service Class                      780,283     23.06     17,993,329     16,685,715
Fidelity VIP Equity-Income                                 215,247     23.18      4,989,421      4,990,139
Fidelity VIP Equity-Income Service Class                   148,285     23.11      3,426,872      2,958,190
Fidelity VIP Growth Service Class                          176,604     30.92      5,460,581      5,392,539
Fidelity VIP Growth Opportunities Service Class            285,884     15.06      4,305,408      4,815,639
Fidelity VIP High Income Service Class                     386,788      6.92      2,676,574      2,472,458
Fidelity VIP Investment Grade Bond                         215,804     13.65      2,945,722      2,720,709
Fidelity VIP Overseas Service Class                         40,614     15.53        630,733        570,438
M Fund Frontier Capital Appreciation                         2,209     19.72         43,560         37,546
FTVIPT Franklin Small Cap                                  191,184     17.60      3,364,837      2,911,579
FTVIPT Templeton Foreign Securities                        266,303     12.37      3,294,173      4,111,925
FTVIPT Templeton Foreign Securities Class 2                449,126     12.24      5,497,298      5,557,825
FTVIPT Templeton Global Asset Allocation                    31,353     18.78        588,815        551,740
FTVIPT Templeton Growth Securities                         309,076     11.31      3,495,645      3,095,558
FTVIPT Templeton Growth Securities Class 2                 247,146     11.19      2,765,565      2,560,571
Janus Aspen Series Balanced                                621,998     22.98     14,293,511     15,046,281
Janus Aspen Series Balanced Service Shares                 200,800     23.82      4,783,063      4,527,475
Janus Aspen Series Global Technology Service Shares        421,031      3.53      1,486,239      1,713,136
Janus Aspen Series Mid Cap Growth Service Shares            60,547     21.05      1,274,519      1,138,070
Janus Aspen Series Worldwide Growth                        594,496     25.82     15,349,883     20,849,168
Janus Aspen Series Worldwide Growth Service Shares         121,578     25.70      3,124,543      2,908,041
Lincoln VIPT Aggressive Growth                              15,601      8.67        135,294        115,578
Lincoln VIPT Bond                                        2,433,768     13.22     32,181,714     31,086,270
Lincoln VIPT Capital Appreciation                          453,734     16.79      7,619,562      9,713,520
Lincoln VIPT Equity-Income                                 276,500     16.60      4,588,524      4,101,452
Lincoln VIPT Global Asset Allocation                        75,383     12.71        957,742        908,688
Lincoln VIPT International                                 105,776     13.62      1,440,665      1,271,257
Lincoln VIPT Money Market                                4,677,217     10.00     46,772,172     46,772,172
Lincoln VIPT Social Awareness                               70,145     26.00      1,823,844      1,989,366
MFS VIT Capital Opportunities                               37,377     12.11        452,640        411,568
MFS VIT Emerging Growth                                    741,540     15.51     11,501,292     16,388,658
MFS VIT Total Return                                       928,836     19.58     18,186,615     16,772,649
MFS VIT Utilities                                          481,313     15.95      7,676,938      7,826,875

                                                                     NET
                                                       SHARES        ASSET     VALUE OF       COST OF
                                                       OUTSTANDING   VALUE     SHARES         SHARES
----------------------------------------------------------------------------------------------------------
NB AMT Mid-Cap Growth                                      674,982   $ 15.33   $ 10,347,475   $ 11,275,863
NB AMT Partners                                             96,854     15.40      1,491,549      1,395,430
NB AMT Regency                                             304,442     12.09      3,680,705      3,006,947
OCC Accumulation Global Equity                              47,666     14.05        669,710        676,141
OCC Accumulation Managed                                    16,956     39.13        663,478        676,525
Putnam VT Growth & Income Class IB                          85,297     23.26      1,984,007      1,742,595
Putnam VT Health Sciences Class IB                          91,995     10.97      1,009,183        926,645
Scudder VIT EAFE Equity Index                              452,626      8.21      3,716,062      3,276,953
Scudder VIT Equity 500 Index                             4,364,067     11.64     50,797,735     50,959,192
Scudder VIT Small Cap Index                                652,816     12.24      7,990,466      6,595,388
M Fund Turner Core Growth                                    1,659     13.19         21,887         19,161

6.  CHANGES IN UNITS OUTSTANDING

    The change in units outstanding for the year ended December 31, 2003 is as follows:

                                                       UNITS        UNITS           NET INCREASE
                                                       ISSUED       REDEEMED        (DECREASE)
------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                              72,581        (85,946)        (13,365)
AIM V.I. Diversified Income                                19,365        (20,082)           (718)
AIM V.I. Growth                                           846,905       (922,284)        (75,379)
AIM V.I. International Growth                             905,418       (861,178)         44,240
AIM V.I. Premier Equity                                   811,704     (1,060,903)       (249,198)
ABVPSF Growth and Income                                  417,381       (191,533)        225,848
ABVPSF Premier Growth                                      83,334        (14,287)         69,047
ABVPSF Small Cap Value                                    272,214       (173,205)         99,009
ABVPSF Technology                                         105,123        (42,862)         62,261
American Funds Global Small Capitalization Class 2        946,026       (620,890)        325,136
American Funds Growth Class 2                           3,144,188     (1,576,799)      1,567,389
American Funds Growth-Income Class 2                    2,616,512     (1,426,608)      1,189,905
American Funds International Class 2                      557,468       (225,234)        332,234
Baron Capital Asset                                        83,555       (110,657)        (27,102)
M Fund Brandes International Equity                         3,577           (178)          3,400
M Fund Business Opportunity Value                               6             --               6
Delaware VIPT Devon                                         2,880        (63,429)        (60,549)
Delaware VIPT Emerging Markets                             76,524        (80,488)         (3,964)
Delaware VIPT High Yield                                2,361,476     (2,066,550)        294,927
Delaware VIPT Large Cap Value                             273,229        (86,062)        187,167
Delaware VIPT REIT                                        866,492       (521,596)        344,896
Delaware VIPT Small Cap Value                             812,320       (558,897)        253,424
Delaware VIPT Trend                                       588,716       (361,170)        227,546
Delaware VIPT U.S. Growth                                  21,110         (8,188)         12,922
Fidelity VIP Asset Manager                                 16,294        (20,031)         (3,736)
Fidelity VIP Contrafund Service Class                     690,390       (417,797)        272,592
Fidelity VIP Equity-Income                                 89,438       (109,543)        (20,105)
Fidelity VIP Equity-Income Service Class                  361,552       (188,179)        173,373
Fidelity VIP Growth Service Class                         370,019       (242,610)        127,408
Fidelity VIP Growth Opportunities Service Class           134,895       (157,569)        (22,673)
Fidelity VIP High Income Service Class                    446,069       (376,279)         69,790
Fidelity VIP Investment Grade Bond                         69,948       (127,566)        (57,618)
Fidelity VIP Overseas Service Class                     1,513,539     (1,483,442)         30,097
M Fund Frontier Capital Appreciation                        3,498           (117)          3,381
FTVIPT Franklin Small Cap                                 457,329       (243,478)        213,851
FTVIPT Templeton Foreign Securities                        66,586        (78,264)        (11,678)
FTVIPT Templeton Foreign Securities Class 2               309,387       (287,871)         21,516
FTVIPT Templeton Global Asset Allocation                   23,198        (14,022)          9,176
FTVIPT Templeton Growth Securities                        198,968        (56,099)        142,868
FTVIPT Templeton Growth Securities Class 2                131,546        (56,601)         74,946
Janus Aspen Series Balanced                               256,049       (444,391)       (188,342)
Janus Aspen Series Balanced Service Shares                243,275        (54,783)        188,492
Janus Aspen Series Global Technology Service Shares       207,751       (193,032)         14,719
Janus Aspen Series Mid Cap Growth Service Shares          170,330        (81,291)         89,039
Janus Aspen Series Worldwide Growth                       503,595       (742,710)       (239,115)
Janus Aspen Series Worldwide Growth Service Shares        229,342       (125,335)        104,007
Lincoln VIPT Aggressive Growth                              8,946           (818)          8,128
Lincoln VIPT Bond                                       1,873,149     (1,540,035)        333,114
Lincoln VIPT Capital Appreciation                         401,501       (367,818)         33,683
Lincoln VIPT Equity-Income                                254,101       (101,667)        152,433
Lincoln VIPT Global Asset Allocation                       55,887        (19,606)         36,280
Lincoln VIPT International                                871,362       (787,029)         84,333
Lincoln VIPT Money Market                              11,411,903    (12,115,646)       (703,743)
Lincoln VIPT Social Awareness                              62,179        (28,316)         33,863
MFS VIT Capital Opportunities                              44,701        (26,870)         17,832
MFS VIT Emerging Growth                                   520,648       (512,141)          8,507
MFS VIT Total Return                                      773,258       (513,970)        259,288
MFS VIT Utilities                                         450,429       (357,691)         92,738

                                                       UNITS        UNITS           NET INCREASE
                                                       ISSUED       REDEEMED        (DECREASE)
------------------------------------------------------------------------------------------------
NB AMT Mid-Cap Growth                                     634,006       (409,278)        224,728
NB AMT Partners                                            54,208        (46,739)          7,469
NB AMT Regency                                            316,667        (90,492)        226,175
OCC Accumulation Global Equity                             29,039        (35,763)         (6,724)
OCC Accumulation Managed                                   16,752        (36,030)        (19,278)
Putnam VT Growth & Income Class IB                        189,426        (74,370)        115,055
Putnam VT Health Sciences Class IB                        145,085        (84,033)         61,052
Scudder VIT EAFE Equity Index                           1,107,365       (994,911)        112,453
Scudder VIT Equity 500 Index                            2,750,598     (2,189,361)        561,236
Scudder VIT Small Cap Index                               588,634       (358,689)        229,945
M Fund Turner Core Growth                                   2,716            (26)          2,690

7.  NEW INVESTMENT FUNDS AND FUND NAME CHANGES

    During 2002, the Deutsche Asset Management VIT Funds Trust (Deutsche VIT) family of funds changed its name to Scudder VIT Funds (Scudder VIT), the Delaware Group Premium Fund (DGPF) family of funds changed its name to Delaware VIP Trust (Delaware VIPT), the Fidelity Variable Insurance Products Fund II (Fidelity VIP II) family of funds changed its name to Fidelity Variable Insurance Products Fund (Fideity VIP) and the Fidelity Variable Insurance Products Fund III (Fidelity VIP III) family of funds changed its name to Fidelity Variable Insurance Products Fund (Fidelity VIP).

    Also during 2002, the AIM V.I. International Equity Fund changed its name to the AIM V.I. International Growth Fund, the AIM V.I. Value Fund changed its name to the AIM V.I. Premier Equity Fund, the Delaware VIPT Growth and Income Series changed its name to the Delaware VIPT Large Cap Value Series, the FTVIPT Templeton Asset Strategy Fund changed its name to the FTVIPT Templeton Global Asset Allocation Fund, the FTVIPT Templeton International Securities Class 1 Fund changed its name to the FTVIPT Templeton Foreign Securities Class 1 Fund and the FTVIPT Templeton International Securities Class 2 Fund changed its name to the FTVIPT Templeton Foreign Securities Class 2 Fund.

    During 2003, the Alliance Variable Products Series Fund (AVPSF) family of funds changed its name to the AllianceBernstein Variable Products Series Fund (ABVPSF) and the Lincoln National (LN) fund family changed its name to the Lincoln Variable Insurance Products Trust (Lincoln VIPT).

    Also during 2003, the Janus Aspen Series Aggressive Growth Portfolio Service Shares changed its name to the Janus Aspen Series Mid Cap Growth Portfolio Service Shares.

    In 2003, the M Fund Brandes International Equity Fund, the M Fund Business Opportunity Value Fund, the M Fund Frontier Capital Appreciation Fund and the M Fund Turner Core Growth Fund became available as investment options to Variable Account contract owners.

8.  FUND CLOSING

    During 2003, the Delaware VIPT Devon Fund ceased to be available as an investment option to Variable Account contract owners.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors of The Lincoln National Life Insurance Company
  and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account M ("Variable Account") (comprised of the following subaccounts: AIM Variable Insurance Funds ("AIM V.I.") Capital Appreciation, AIM V.I. Diversified Income, AIM V.I. Growth, AIM V.I. International Growth, AIM V.I. Premier Equity, AllianceBernstein Variable Products Series Fund ("ABVPSF") Growth and Income, ABVPSF Premier Growth, ABVPSF Small Cap Value, ABVPSF Technology, American Funds Insurance Series ("American Funds") Global Small Capitalization Class 2, American Funds Growth Class 2, American Funds Growth-Income Class 2, American Funds International Class 2, Baron Capital Funds Trust Asset, M Fund Brandes International Equity, M Fund Business Opportunity Value, Delaware VIP Trust ("Delaware VIPT") Devon, Delaware VIPT Emerging Markets, Delaware VIPT High Yield, Delaware VIPT Large Cap Value, Delaware VIPT REIT, Delaware VIPT Small Cap Value, Delaware VIPT Trend, Delaware VIPT U.S. Growth, Fidelity Variable Insurance Products Fund ("Fidelity VIP") Asset Manager, Fidelity VIP Contrafund Service Class, Fidelity VIP Equity-Income, Fidelity VIP Equity-Income Service Class, Fidelity VIP Growth Service Class, Fidelity VIP Growth Opportunities Service Class, Fidelity VIP High Income Service Class, Fidelity VIP Investment Grade Bond, Fidelity VIP Overseas Service Class, M Fund Frontier Capital Appreciation, Franklin Templeton Variable Insurance Products Trust ("FTVIPT") Franklin Small Cap, FTVIPT Templeton Foreign Securities, FTVIPT Templeton Foreign Securities Class 2, FTVIPT Templeton Global Asset Allocation, FTVIPT Templeton Growth Securities, FTVIPT Templeton Growth Securities Class 2, Janus Aspen Series Balanced, Janus Aspen Series Balanced Service Shares, Janus Aspen Series Global Technology Service Shares, Janus Aspen Series Mid Cap Growth Service Shares, Janus Aspen Series Worldwide Growth, Janus Aspen Series Worldwide Growth Service Shares, Lincoln Variable Insurance Products Trust ("Lincoln VIPT") Aggressive Growth, Lincoln VIPT Bond, Lincoln VIPT Capital Appreciation, Lincoln VIPT Equity-Income, Lincoln VIPT Global Asset Allocation, Lincoln VIPT International, Lincoln VIPT Money Market, Lincoln VIPT Social Awareness, MFS Variable Insurance Trust ("MFS VIT") Capital Opportunities, MFS VIT Emerging Growth, MFS VIT Total Return, MFS VIT Utilities, Neuberger Berman Advisors Management Trust ("NB AMT") Mid-Cap Growth, NB AMT Partners, NB AMT Regency, OCC Accumulation Trust ("OCC Accumulation") Global Equity, OCC Accumulation Managed, Putnam Variable Trust ("Putnam VT") Growth & Income Class IB, Putnam VT Health Sciences Class IB, Scudder VIT Funds ("Scudder VIT") M Fund EAFE Equity Index, Scudder VIT Equity 500 Index, Scudder VIT Small Cap Index, and M Fund Turner Core Growth), as of December 31, 2003, and the related statement of operations for the year or period then ended and the statements of changes in net assets for each of the respective two years or periods in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account M at December 31, 2003, and the results of their operations for the year or period then ended, and the changes in their net assets for each of the respective two years or periods in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2004

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                           December 31
                                                                        2003        2002*
                                                                    -----------  -----------
                                                                         (000s omitted)
                                                                    ------------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2003 -- $29,607,156; 2002 -- $29,746,303)  $31,362,588  $31,310,917
--------------------------------------------------------------------
   Equity (cost: 2003 -- $128,572; 2002 -- $196,696)                    147,200      207,741
--------------------------------------------------------------------
 Trading securities                                                   2,786,471           --
--------------------------------------------------------------------
 Mortgage loans on real estate                                        4,189,469    4,199,683
--------------------------------------------------------------------
 Real estate                                                            112,642      279,484
--------------------------------------------------------------------
 Policy loans                                                         1,917,837    1,937,677
--------------------------------------------------------------------
 Derivative investments                                                  68,633       64,780
--------------------------------------------------------------------
 Other investments                                                      363,380      377,748
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Investments                                                    40,948,220   38,378,030
--------------------------------------------------------------------
Cash and invested cash                                                1,442,772    1,246,523
--------------------------------------------------------------------
Property and equipment                                                  165,103      170,424
--------------------------------------------------------------------
Deferred acquisition costs                                            2,571,691    2,373,234
--------------------------------------------------------------------
Premiums and fees receivable                                            355,107      180,561
--------------------------------------------------------------------
Accrued investment income                                               490,507      504,944
--------------------------------------------------------------------
Assets held in separate accounts                                     40,174,818   31,100,455
--------------------------------------------------------------------
Federal income taxes                                                         --      214,631
--------------------------------------------------------------------
Amounts recoverable from reinsurers                                   8,150,627    7,223,004
--------------------------------------------------------------------
Goodwill                                                                919,172      919,172
--------------------------------------------------------------------
Other intangible assets                                                 921,856    1,012,773
--------------------------------------------------------------------
Other assets                                                            723,339      825,686
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Assets                                                        $96,863,212  $84,149,437
                                                                    ===========  ===========
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                                $23,172,985  $21,699,308
--------------------------------------------------------------------
 Contractholder funds                                                22,727,811   21,402,235
--------------------------------------------------------------------
 Liabilities related to separate accounts                            40,174,818   31,100,455
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Insurance and Investment Contract Liabilities                  86,075,614   74,201,998
--------------------------------------------------------------------
Short-term debt                                                          41,877      103,696
--------------------------------------------------------------------
Long-term debt                                                        1,250,000    1,250,000
--------------------------------------------------------------------
Federal income taxes                                                     36,953           --
--------------------------------------------------------------------
Reinsurance related derivative liability                                325,279           --
--------------------------------------------------------------------
Funds withheld reinsurance liabilities                                1,493,066    1,458,068
--------------------------------------------------------------------
Other liabilities                                                     2,064,024    1,843,911
--------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                  922,407      973,101
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Liabilities                                                    92,209,220   79,830,774
--------------------------------------------------------------------
Shareholder's Equity:
Common stock -- $2.50 par value,
authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                                25,000       25,000
--------------------------------------------------------------------
Retained earnings                                                     3,856,029    3,610,211
--------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Foreign currency translation adjustment                                     --          375
--------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale                   757,970      703,100
--------------------------------------------------------------------
 Net unrealized gain on derivative instruments                           24,272       31,829
--------------------------------------------------------------------
 Minimum pension liability adjustment                                    (9,279)     (51,852)
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Accumulated Other Comprehensive Income                            772,963      683,452
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Shareholder's Equity                                            4,653,992    4,318,663
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Liabilities and Shareholder's Equity                          $96,863,212  $84,149,437
------------------------------------------------------------------  ===========  ===========

--------
* As Adjusted -- See Note 2.
See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                              Year Ended December 31
                                                                        ----------------------------------
                                                                           2003        2002*       2001*
                                                                        ----------  ----------  ----------
                                                                                  (000s omitted)
                                                                        ----------------------------------
Revenue:
Insurance premiums                                                      $  205,544  $  250,766  $1,604,161
------------------------------------------------------------------------
Insurance fees                                                           1,287,251   1,273,133   1,344,323
------------------------------------------------------------------------
Net investment income                                                    2,540,077   2,533,072   2,583,295
------------------------------------------------------------------------
Equity in earnings (losses) of unconsolidated affiliates                        --        (647)      5,672
------------------------------------------------------------------------
Realized loss on investments and derivative instruments (net of amounts
  restored against balance sheet accounts)                                 (16,118)   (262,805)   (121,525)
------------------------------------------------------------------------
Realized gain (loss) on sale of subsidiaries                                    --     (10,646)      4,963
------------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                      74,234      73,115      19,267
------------------------------------------------------------------------
Gain on transfer of securities from available-for-sale to trading          342,852          --          --
------------------------------------------------------------------------
Gain on reinsurance embedded derivative/trading securities                   4,034          --          --
------------------------------------------------------------------------
Other revenue and fees                                                     242,617     244,938     255,203
                                                                        ----------  ----------  ----------
------------------------------------------------------------------------
Total Revenue                                                            4,680,491   4,100,926   5,695,359
------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                 2,294,483   2,714,308   3,234,013
------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                  1,383,612   1,370,709   1,746,515
------------------------------------------------------------------------
Interest and debt expense                                                   79,305      79,342      80,621
                                                                        ----------  ----------  ----------
------------------------------------------------------------------------
Total Benefits and Expenses                                              3,757,400   4,164,359   5,061,149
------------------------------------------------------------------------
Income (Loss) before Federal Income Taxes and Cumulative Effect of
  Accounting Changes                                                       923,091     (63,433)    634,210
------------------------------------------------------------------------
Federal income taxes (benefit)                                             244,919     (98,858)    144,467
                                                                        ----------  ----------  ----------
------------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                      678,172      35,425     489,743
------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal income taxes)     (236,624)         --     (15,566)
                                                                        ----------  ----------  ----------
------------------------------------------------------------------------
Net Income                                                              $  441,548  $   35,425  $  474,177
----------------------------------------------------------------------- ==========  ==========  ==========

--------
* As Adjusted -- See Note 2.


See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholder's Equity

                                                                                     Year Ended December 31
                                                                                  2003        2002*       2001*
                                                                               ----------  ----------  ----------
                                                                                         (000s omitted)
                                                                               ----------------------------------
Common Stock:
Balance at beginning and end-of-year                                           $   25,000  $   25,000  $   25,000
-------------------------------------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                                                    3,610,211   4,255,598   4,240,732
-------------------------------------------------------------------------------
Comprehensive income                                                              531,059     523,556     722,514
-------------------------------------------------------------------------------
Less other comprehensive income (loss) (net of federal income tax):
 Foreign currency translation adjustment                                             (375)         --         375
-------------------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale, net of reclassification
   adjustment                                                                      54,870     531,136     224,980
-------------------------------------------------------------------------------
 Net unrealized gain (loss) on derivative instruments                              (7,557)      8,847      22,982
-------------------------------------------------------------------------------
 Minimum pension liability adjustment                                              42,573     (51,852)         --
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Net Income                                                                        441,548      35,425     474,177
-------------------------------------------------------------------------------
Additional investment by Lincoln National Corporation/Stock Compensation            4,270      29,188      35,689
-------------------------------------------------------------------------------
Dividends declared                                                               (200,000)   (710,000)   (495,000)
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                          3,856,029   3,610,211   4,255,598
-------------------------------------------------------------------------------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                                                          375         375          --
-------------------------------------------------------------------------------
Change during the year                                                               (375)         --         375
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                                 --         375         375
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Net Unrealized Gain on Securities Available-for-Sale:
Balance at beginning-of-year                                                      703,100     171,964     (53,016)
-------------------------------------------------------------------------------
Change during the year                                                             54,870     531,136     224,980
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                            757,970     703,100     171,964
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                                                       31,829      22,982          --
-------------------------------------------------------------------------------
Cumulative effect of accounting change                                                 --          --      17,586
-------------------------------------------------------------------------------
Change during the year                                                             (7,557)      8,847       5,396
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                             24,272      31,829      22,982
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                                      (51,852)         --          --
-------------------------------------------------------------------------------
Change during the year                                                             42,573     (51,852)         --
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                             (9,279)    (51,852)         --
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Total Shareholder's Equity at End-of-Year                                      $4,653,992  $4,318,663  $4,475,919
------------------------------------------------------------------------------ ==========  ==========  ==========

--------
* As Adjusted -- See Note 2.

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                               Year Ended December 31
                                                                          2003          2002*         2001*
                                                                      ------------  ------------  ------------
                                                                                   (000s omitted)
                                                                      ----------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $    441,548  $     35,425  $    474,177
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by operating activities:
----------------------------------------------------------------------
 Deferred acquisition costs                                               (374,713)     (325,704)     (346,362)
----------------------------------------------------------------------
 Premiums and fees receivable                                             (174,546)      196,322        36,069
----------------------------------------------------------------------
 Accrued investment income                                                  14,436        26,298       (55,259)
----------------------------------------------------------------------
 Policy liabilities and accruals                                           335,873      (929,827)     (735,307)
----------------------------------------------------------------------
 Net trading securities purchases, sales and maturities                   (446,890)           --            --
----------------------------------------------------------------------
 Gain on reinsurance embedded derivative/trading securities                 (4,034)           --            --
----------------------------------------------------------------------
 Cumulative effect of accounting change -- Modco embedded derivative       363,933            --            --
----------------------------------------------------------------------
 Contractholder funds                                                    1,095,460       983,768     1,135,927
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                      (895,523)      894,270       425,629
----------------------------------------------------------------------
 Federal income taxes                                                      202,067      (108,019)      110,216
----------------------------------------------------------------------
 Federal income taxes paid on proceeds from disposition                         --      (477,133)           --
----------------------------------------------------------------------
 Stock-based compensation expense                                            9,589        24,068        37,723
----------------------------------------------------------------------
 Provisions for depreciation                                                49,039        22,222        15,798
----------------------------------------------------------------------
 Amortization of goodwill                                                       --            --        26,518
----------------------------------------------------------------------
 Amortization of other intangible assets                                    90,917       105,714        91,837
----------------------------------------------------------------------
 Realized loss on investments and derivative instruments                    16,118       262,805       121,525
----------------------------------------------------------------------
 Realized (gain) loss on sale of subsidiaries                                   --        10,646        (4,963)
----------------------------------------------------------------------
 Amortization of deferred gain                                             (74,234)      (73,115)      (19,267)
----------------------------------------------------------------------
 Other                                                                     308,265      (375,564)     (926,106)
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Net Adjustments                                                            515,757       236,751       (86,022)
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Net Cash Provided by Operating Activities                                  957,305       272,176       388,155
----------------------------------------------------------------------

Cash Used In Investing Activities:
Securities-available-for-sale:
 Purchases                                                             (13,338,976)  (14,002,161)  (10,634,019)
----------------------------------------------------------------------
 Sales                                                                   8,181,666     8,078,426     5,487,077
----------------------------------------------------------------------
 Maturities                                                              3,010,136     2,484,637     2,448,425
----------------------------------------------------------------------
Purchase of other investments                                           (1,520,429)   (1,280,211)   (1,830,448)
----------------------------------------------------------------------
Sale or maturity of other investments                                    1,763,285     1,739,382     1,867,069
----------------------------------------------------------------------
Proceeds from disposition of business                                           --      (195,000)    1,831,095
----------------------------------------------------------------------
Increase (decrease) in cash collateral on loaned securities                112,236       (95,341)      150,930
----------------------------------------------------------------------
Other                                                                     (114,153)      142,592       674,146
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Net Cash Used in Investing Activities                                   (1,906,235)   (3,127,676)       (5,725)
----------------------------------------------------------------------

Cash Flows from Financing Activities:
Net increase (decrease) in short-term debt                                 (61,819)     (158,143)       42,764
----------------------------------------------------------------------
Universal life and investment contract deposits                          4,935,740     5,305,499     4,897,828
----------------------------------------------------------------------
Universal life and investment contract withdrawals                      (2,746,914)   (3,262,194)   (3,288,290)
----------------------------------------------------------------------
Investment contract transfers                                             (816,826)      108,479      (373,000)
----------------------------------------------------------------------
Increase in funds withheld liability                                        34,998            --            --
----------------------------------------------------------------------
Dividends paid to shareholders                                            (200,000)     (710,000)     (495,000)
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Net Cash Provided by Financing Activities                                1,145,179     1,283,641       784,302
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Net Increase (Decrease) in Cash and Invested Cash                          196,249    (1,571,859)    1,166,732
----------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                              1,246,523     2,818,382     1,651,650
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Cash and Invested Cash at End-of-Year                                 $  1,442,772  $  1,246,523  $  2,818,382
--------------------------------------------------------------------- ============  ============  ============

--------
* As Adjusted -- See Note 2.

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation.
The accompanying consolidated financial statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries. The Company, together with its subsidiaries, are defined as ("LNL"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). Prior to the fourth quarter of 2001, the Company owned 100% of the outstanding common stock of two additional insurance company subsidiaries that were sold as part of the sale of LNC's reinsurance business to Swiss Re on December 7, 2001 (see
Note 11). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see Note 9). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States.

Use of Estimates.
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results will differ from those estimates.

Investments.
Securities available-for-sale consist of fixed maturity and equity securities, which are carried at fair value. The cost of available-for-sale fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivatives in liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, LNL recognizes investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized gain (loss) on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification

The Lincoln National Life Insurance Company method. Changes in the fair values of available-for-sale securities are reflected directly in shareholder's equity, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Realized gain (loss) on sale of subsidiaries, net of taxes, is recognized in net income.

Derivative Instruments.
LNL hedges certain portions of its exposure to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk and equity risk fluctuations by entering into derivative transactions. A description of LNL's accounting for its hedging of such risks is discussed in the following paragraphs.

LNL recognizes all derivative instruments as either assets or liabilities in the consolidated balance sheet at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, LNL must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2003 and 2002, LNL had derivative instruments that were designated and qualified as cash flow hedges. In addition, LNL had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards No. 133 ("FAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in current income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in current income during the period of change. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current income during the period of change.

LNL has certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 7 for further discussion of LNL's accounting policy for derivative instruments.

Loaned Securities.
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within Other Liabilities in LNL's consolidated balance sheet. In other instances, LNL will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in LNL's consolidated balance sheet in accordance with accounting guidance for secured borrowings and collateral. LNL's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. LNL values collateral daily and obtains additional collateral when deemed appropriate.

Property and Equipment.
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products.
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance, bank-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed

The Lincoln National Life Insurance Company premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Other Revenues and Fees.
Other revenue and fees principally consists of amounts earned by LFA, LNL's retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts. These assets and liabilities represent segregated funds administered and invested by LNL and its insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by LNL and its insurance subsidiaries for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs.
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain (loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies and are variable based on the inception of each policy for unit-linked policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies.)

Benefits and Expenses.
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in LNL's general account during 2001 through 2003 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies.

Goodwill and Other Intangible Assets.
Prior to January 1, 2002, goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, was amortized using the straight-line method over periods of 20 to 40 years in accordance with the benefits expected to be derived from the acquisitions. Effective January 1, 2002, goodwill is not amortized, but is subject to impairment tests conducted at least annually.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for present value of in-force vary depending upon the particular characteristics of the underlying blocks of acquired insurance business.

Prior to January 1, 2002, the carrying values of goodwill and other intangible assets were reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary. However, effective

The Lincoln National Life Insurance Company

January 1, 2002, goodwill is subject to impairment tests conducted at least annually. Other intangible assets will continue to be reviewed periodically for indicators of impairment consistent with the policy that was in place prior to January 1, 2002.

Insurance and Investment Contract Liabilities.
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 6.75% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.55%.

The liabilities for future claim reserves for the guaranteed minimum death benefit ("GMDB") feature on certain variable annuity contracts are a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR is positive. At any point in time, the NAR is the difference between the potential death benefit payable and the total variable annuity account values subject to the GMDB. At each quarterly valuation date, the GMDB reserves are calculated for every variable annuity contract with a GMDB feature based on projections of account values and NAR followed by the computation of the present value of expected NAR death claims using product pricing mortality assumptions less expected GMDB M&E revenue during the period for which the death benefit options are assumed to be in the money.

With respect to its insurance and investment contract liabilities, LNL continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

Reinsurance.
LNL enters into reinsurance agreements with other companies in the normal course of its business. Prior to the acquisition of LNL's reinsurance operations by Swiss Re in 2001, LNL assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operations. All reinsurance agreements, excluding Modco agreements, are reported on a gross basis. Modco agreements are reported net, since there is a right of offset.

Post-retirement Medical and Life Insurance Benefits.
LNL accounts for its post-retirement medical and life insurance benefits using the full accrual method.

Stock Based Compensation.
Effective January 1, 2003, LNL implemented the provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," ("FAS 123") to expense the fair value of LNC stock options granted to LNL employees. On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation.

LNL adopted the retroactive restatement method under FAS 148 and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. See Note 2 for additional information.

Income Taxes.
LNL and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, LNL provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that LNL will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Reclassifications.
Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholders' equity of the prior years.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Changes in Estimates


Accounting for Stock-Based Compensation -- Transition and Disclosure.
Effective January 1, 2003, LNL adopted the fair value recognition method of accounting for stock-based compensation under FAS 123 for stock options on LNC stock granted to LNL employees. LNL adopted the retroactive restatement method under FAS 148 which requires LNL to restate all prior periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. Prior to January 1, 2003, LNL accounted for stock options on LNC stock granted to its employees using the intrinsic value method of accounting under the recognition and measurement provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"), and related Interpretations. No stock-based compensation cost for stock options was reflected in previously reported results.

The effect of the accounting change on net income for 2002 and 2001 is as follows:

                                                    2002      2001
                                                  --------  --------
                                                     (in millions)
                                                  ------------------
          Net income (loss) as previously
           reported.............................. $   49.0  $  496.1
          Adjustment for effect of change in
           accounting principle that is applied
           retroactively, net of tax effects.....    (13.6)    (21.9)
                                                  --------  --------
          Net income (loss) as adjusted.......... $   35.4  $  474.2
                                                  ========  ========
          Retained earnings at December 31,
          Retained earnings as previously
           reported.............................. $3,583.7  $4,232.2
          Cumulative adjustment for effect of
           change in accounting principle that is
           applied retroactively, net of tax
           effects...............................     26.5      23.4
                                                  --------  --------
          Retained earnings as adjusted.......... $3,610.2  $4,255.6
                                                  ========  ========

Although LNL did not recognize compensation expense for stock options under the intrinsic value method of accounting in accordance with APB 25, a tax benefit was recognized in additional paid-in capital for stock options that were exercised through December 31, 2002. Because LNL elected not to restate periods prior to 2000 in the adoption of FAS 123, the tax benefit for options granted after December 31, 1994 and exercised prior to January 1, 2000 had to be determined under the fair value method and then compared to the tax benefit that was previously recorded in retained earnings upon exercise. As of January 1, 2000, a tax benefit was calculated under the fair value method for outstanding stock options granted after December 31, 1994 that vested prior to January 1, 2000. An adjustment of $6.4 million was made to increase retained earnings and the deferred tax asset as of January 1, 2000 for the adoption of FAS 123.

Accounting for Modified Coinsurance.
During the fourth quarter of 2003, LNL implemented FASB's Derivative Implementation Group Statement 133 Implementation Issue No. B36 ("DIG B36"). DIG B36 provides that the embedded derivatives included within Modco and CFW reinsurance agreements must be accounted for separately from the underlying reinsurance agreements.

The Lincoln National Life Insurance Company

The effective date for implementation of DIG B36 for LNL was the October 1, 2003 start date of the fourth quarter. The following table summarizes the various effects on shareholders' equity from the implementation of DIG B36 (in millions):

Notes Initial Adoption Shareholder's Equity Effect on October 1, 2003                       Pre-tax  After-tax
----- ---------------------------------------------------------------                       -------  ---------
      Recording of Embedded Derivative
 1A   Cumulative effect of accounting change............................................... $(363.9)  $(236.6)
 1B   Release of liability for unrealized investment gains.................................   342.8     222.8
                                                                                            -------   -------
      Total................................................................................   (21.1)    (13.8)
                                                                                            -------   -------
 2A   Gain on transfer of securities from available-for-sale to trading....................   342.9     222.9
 2B   Release of unrealized available-for-sale security gains in Other Comprehensive Income  (342.9)   (222.9)
                                                                                            -------   -------
      Total available for sale to trading adjustment.......................................      --        --
                                                                                            -------   -------
      Total effect on Shareholder's Equity from DIG B36 Implementation on October 1, 2003.. $ (21.1)  $ (13.8)
                                                                                            =======   =======

1A. At the time of adoption, LNL recorded a charge to net income as a cumulative effect of a change in accounting, representing the fair value of the embedded derivatives included in various Modco and CFW reinsurance agreements.

1B. In conjunction with recording the above charge in 1A. LNL also recorded an increase in Other Comprehensive Income relating to the fact that prior to the adoption of DIG B36 the net unrealized gains on the underlying available-for-sale securities supporting these reinsurance agreements had been accounted for as gains benefiting the reinsurance companies assuming the risks under these Modco and CFW reinsurance agreements.

2A. Concurrent with the initial recording of the embedded derivative associated with these reinsurance arrangements, LNL reclassified related available-for-sale securities to trading account classification.

2B. The previously recorded increases to shareholder's equity reported in Other Comprehensive Income as a result of the available-for-sale classification of these securities were reversed as part of the reclassification accounting.

During the fourth quarter of 2003 and going forward, changes in the fair value of the embedded derivative flow through net income, as do changes in the fair value of the trading securities, as represented by adjustments 3A and 3B in the table below. For the quarter ended December 31, 2003, the effect of the two new mark-to-market adjustments on net income was $4.0 million pre-tax ($2.6 million after-tax). The table below combines the trading account and embedded derivative mark-to-market accounting with the implementation effects discussed above to demonstrate the effects on the income statement for the quarter ended December 31, 2003 (in millions).

Notes Net Income Effect for the Quarter Ended December 31, 2003         Pre-tax  After-tax
----- ---------------------------------------------------------         -------  ---------
      Revenue
 3A   Trading account securities -- Change during fourth quarter....... $ (34.4)  $ (22.4)
 3B   Embedded derivative -- Change during fourth quarter..............    38.4      25.0
                                                                        -------   -------
      Net gain on Modco and CFW in fourth quarter......................     4.0       2.6
                                                                        -------   -------
      Gain on transfer of securities from available-for-sale to trading   342.9     222.9
                                                                        -------   -------
      Income before accounting changes.................................   346.9     225.5
      Cumulative effect of accounting change...........................  (363.9)   (236.6)
                                                                        -------   -------
      Net Income....................................................... $ (17.0)  $ (11.1)
                                                                        =======   =======

As indicated in the above tables, the implementation of DIG B36 resulted in an initial decrease to shareholder's equity and the ongoing accounting of DIG B36 will continue to give rise to ongoing gains and losses flowing through net income as the embedded derivative and trading account securities are continuously marked to market.

These adjustments do not net to zero in any one particular accounting period due to the fact that not all of the invested assets supporting these Modco and CFW reinsurance agreements were available-for-sale securities that could be reclassified to trading securities, and not all Modco and CFW reinsurance agreements have segregated portfolios of securities that can be classified as trading. However, it is important to note that these differences in net income will reverse over the term of the underlying Modco and CFW reinsurance agreements, reflecting the fact that the new accounting for the embedded derivatives prescribed in DIG B36 changes the timing of the recognition of income under these Modco and CFW reinsurance agreements but does not change the total amount of earnings that will ultimately be reported over the life of these agreements.

Accounting for Variable Interest Entities.
In January 2003, the FASB issued initial guidance under Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest

The Lincoln National Life Insurance Company that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. A VIE is an entity in which no equity investors have the characteristics of a controlling financial interest or have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The FASB significantly modified several key aspects of the rules in a revised interpretation issued in December 2003. LNL adopted the final FIN 46 rules on December 31, 2003.

LNL identified certain partnership investments that required consolidation under the requirements of FIN 46. LNL consolidated these partnerships at December 31, 2003 with no material effect to either financial condition or results of operations.

Statement of Accounting Position 03-1.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("the SOP"). LNL will adopt the SOP as of January 1, 2004.

The SOP provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as GMDB, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, the SOP addresses the presentation and reporting of separate accounts, the capitalization and amortization of sales inducements, and secondary guarantees on universal-life type contracts.

GMDB Reserves. Although there was no method prescribed under generally accepted accounting principles for GMDB reserving until the issuance of the SOP, LNL's Retirement segment has been recording a reserve for GMDB's. At December 31, 2003 LNL's GMDB reserve was $46.4 million. Based upon a comparison of the requirements of the SOP to LNL's established practice of reserving for GMDB, the adoption of the GMDB reserving methodology under the SOP is not expected to have a material effect on LNL's financial statements.

Sales Inducements. LNL's Retirement segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. LNL also offers enhanced interest rates to variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under the SOP and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization will be computed using the same methodology and assumptions used in amortizing DAC.

LNL currently defers bonus credits as part of the DAC asset and reports the amortization of bonus credits as part of DAC amortization. Upon adoption of the SOP, LNL will reclassify bonus credits from DAC to deferred sales inducements on its balance sheet and report deferred sales inducement amortization as part of benefit expense. Prior period balance sheet and income statement line item presentation will be reclassified to conform to the new basis of presentation.

LNL currently reports excess DCA interest as benefit expense when the excess interest is earned under the contract. Upon adoption of the SOP, LNL will begin deferring excess DCA interest as deferred sales inducements and amortizing these deferred sales inducements as benefit expense over the expected life of the contract. Amortization will be calculated using the same methodology and assumptions used in amortizing DAC. While over the long run the same amount of excess DCA interest expense will emerge under the SOP as under LNL's current accounting method, because of the prospective treatment of new deferred sales inducements, LNL expects earnings to be slightly higher under the SOP, relative to LNC's current approach, for near term financial reporting periods. For instance, had the rules for excess DCA interest expense under the SOP been in effect for 2003, LNL estimates that Lincoln Retirement would have reported increased earnings of about $6 million after-tax. The actual effect on LNL's results in future periods will depend upon the volume of business written with excess DCA interest.

Separate Accounts. LNL's current accounting is consistent with the provisions of the SOP relating to the reporting and measuring of separate account product assets and liabilities as general account assets and liabilities when specific criteria are not met, as well as for the reporting and measuring seed money in separate accounts as general account assets, and for recognizing contractholder liabilities. The adoption of these provisions of the SOP are expected to have no effect on LNL's financial statements.

Universal Life Contracts. LNL's Life Insurance segment offers individual and survivor-life universal life insurance products that provide a secondary guarantee to the contract holder, commonly referred to as a no-lapse guarantee. This feature permits a policy that would normally terminate, if the net cash value were to fall below zero, to remain in force as long as the conditions of the no-lapse provision are met. LNL's analysis of this benefit indicates that this feature should be considered insignificant, as newly defined by the SOP. In general, LNL does not expect to record an additional liability for its current secondary guarantee offerings. However, in the event that an additional liability is required under the SOP for certain of LNL's current secondary guarantee features, LNL would not expect the adoption of the SOP to have a material effect on its financial statements.

LNL understands that throughout the life insurance industry a wide variety of interpretations and approaches to the application of the SOP to fixed and variable universal life contracts have recently begun to emerge. Industry-wide concern over this inconsistency in interpretation has become so great that

The Lincoln National Life Insurance Company on February 18, 2004 the American Council of Life Insurers ("ACLI") submitted a letter on behalf of the industry to the Chairman of AcSEC, requesting a delay of the effective date for the SOP, as it applies to universal life insurance, until such time that guidance for these implementation matters can be made available. If AcSEC decides to address these industry-wide concerns and issue new guidance, LNL's current estimates of the expected effects of the adoption of the SOP could change.

Other Products and Riders. LNL continues to review the features and characteristics of other products and riders offered within its Retirement and Life Insurance segments, and to evaluate the potential applicability of the SOP to these other products and riders. With respect to the other products and riders that are the subject of this ongoing review, LNL does not currently expect that the adoption of the SOP should have a material effect on LNL's financial statements.

FASB Financial Staff Position No. FAS--106-1 Medicare Prescription Drug Improvement and Modernization Act of 2003.
In December 2003, the Medicare Prescription Drug Improvement and Modernization Act of 2003 ("the Medicare Act") became law. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-1 ("FSP 106-1"), which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Act.

There are several uncertainties that exist as to the eventual effects of the Medicare Act on the cost of the prescription drug benefits currently included in medical benefit plan that LNC maintains for its retired employees (including retired employees of LNL). These uncertainties include various administrative components related to the Medicare Act that have yet to be developed, the potential for significant legislative changes to the Medicare Act prior to its implementation in 2006, and the interrelated effects that the existence of various cost containment measures currently included within LNC's retiree medical benefit plans may have under the new legislation. However, regardless of the outcome of these various uncertainties, LNL does not currently expect that the Medicare Act would have a material affect on future net income for LNL due to the cost containment measures already in place under LNC's retiree medical benefit plans.

Due to these uncertainties and expected immaterial impact, LNL has elected to defer accounting for the effects of the Medicare Act. Having made this deferral election, FSP 106-1 prohibits LNL from accounting for the effects of the Medicare Act until such time as either final FASB guidance is issued or a significant event occurs that would require a remeasurement of plan assets and obligations. Accordingly, the measures of accumulated post-retirement benefit obligation and periodic post-retirement benefit cost in LNL's financial statements for the year ended December 31, 2003 do not reflect the effects of the Medicare Act.

Change in Estimate for Disability Income and Personal Accident Reinsurance Reserves.
As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, LNL increased reserves on this exited business by $20.9 million after-tax ($32.1 million pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain. As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving affect to LNL's $100 million indemnification obligation to Swiss Re, LNL recorded a $119.1 million after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. (See Note 11 for further explanation of LNL's Reinsurance transaction with Swiss Re.)

Accounting for Costs Associated with Exit or Disposal Activities.
In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. LNL adopted FAS 146 on January 1, 2003, and the adoption affects the timing of when expense is recognized for restructuring activities after December 31, 2002. See Note 12 for information on Restructuring charges.

Accounting for the Impairment or Disposal of Long-lived Assets.
LNL adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" on January 1, 2002. The effect of adoption was immaterial.

Accounting for Business Combinations and Goodwill and Other Intangible Assets. LNL adopted Statements of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141"), and No. 142, "Goodwill and Other Intangible Assets" ("FAS 142") on January 1, 2002. After consideration of the provisions of the new standards regarding proper classification of goodwill and other intangible assets on the consolidated balance sheet, LNL did not reclassify any goodwill or other intangible balances held as of January 1, 2002.

In compliance with the transition provision of FAS 142, LNL completed the first step of the transitional goodwill impairment test during the second quarter of 2002. The valuation techniques used by LNL to estimate the fair value of the group

The Lincoln National Life Insurance Company of assets comprising the different reporting units varied based on the characteristics of each reporting unit's business and operations. A discounted cash flow model was used to assess the goodwill of the reporting units within LNL's Lincoln Retirement and Life Insurance. The results of the first step of the tests indicate that LNL does not have impaired goodwill. In accordance with FAS 142, LNL has chosen October 1 as its annual review date. As such, LNL performed annual valuation reviews during the fourth quarter of 2003 and 2002. The results of the tests performed as of October 1, 2003 and 2002 indicate that LNL does not have impaired goodwill.

As a result of the application of the non-amortization provisions of the new standards, LNL had an increase in net income of $24.9 million for the year ended December 31, 2002.

The reconciliation of reported net income to adjusted net income is as follows:

                                                      Year Ended
                                                   December 31, 2001
                                                  -------------------
                                                  (in millions except
                                                  per share amounts)
                                                  -------------------
          Reported Net Income....................       $474.2
          Add back: Goodwill Amortization (after-
           tax)..................................         26.5
                                                        ------
          Adjusted Net Income....................       $500.7
                                                        ======

The consolidated carrying value of goodwill changes as a result of acquisitions. During the 2002, goodwill for the Retirement segment increased as a result of the acquisition of The Administrative Management Group, Inc. ("AMG"). Total purchased goodwill in 2002 from the acquisition was $20.2 million. (see Note 11).

Change in Estimate of Premium Receivables on Certain Client-Administered Individual Life Reinsurance.
During the first quarter of 2001, LNL's former Reinsurance segment refined its estimate of due and unpaid premiums on its client-administered individual life reinsurance business. As a result of the significant growth in the individual life reinsurance business in years prior to 2001, the Reinsurance segment initiated a review of the block of business in the last half of 2000. An outgrowth of that analysis resulted in a review of the estimation of premiums receivable for due and unpaid premiums on client-administered business. During the first quarter of 2001, the Reinsurance segment completed the review of this matter, and concluded that enhanced information flows and refined actuarial techniques provided a basis for a more precise estimate of premium receivables on this business. As a result, the Reinsurance segment recorded income of $25.5 million ($39.3 million pre-tax) related to periods prior to 2001.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets.
On April 1, 2001, LNL adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF
99-20 was effective for fiscal quarters beginning after March 15, 2001. EITF 99-20 changed the manner in which LNL determined impairment of certain investments including collateralized bond obligations. Upon the adoption of EITF 99-20, LNL recognized a net realized loss on investments of $11.3 million after-tax ($17.3 million pre-tax) reported as a cumulative effect of change in accounting principle. In arriving at this amount, deferred acquisition costs of $12.2 million were restored and netted against net realized loss on investments.

Accounting for Derivative Instruments and Hedging Activities.
Effective January 1, 2001, LNL adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133") on a prospective basis. The transition adjustments that LNL recorded upon adoption of FAS 133 on January 1, 2001 resulted in a net loss of $4.3 million after-tax ($6.6 million pre-tax) recorded in net income, and a net gain of $17.6 million after-tax ($27.1 million pre-tax) recorded as a component of Other Comprehensive Income ("OCI") in equity. Deferred acquisition costs of $4.8 million were restored and netted against the transition loss on derivatives recorded in net income and deferred acquisition costs of $18.3 million were amortized and netted against the transition gain recorded in OCI. A portion of the transition adjustment ($3.5 million after-tax) recorded in net income upon adoption of FAS 133 was reclassified from the OCI account, Net Unrealized Gain on Securities Available-for-Sale. These transition adjustments were reported in the financial statements as a cumulative effect of a change in accounting principle.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             Amortized Cost  Gains    Losses  Fair Value
                                             -------------- -------- -------  ----------
                                                            (in millions)
                                             -------------------------------------------
December 31, 2003:
  Corporate bonds...........................   $23,414.0... $1,689.5 $(169.6) $24,933.9.
  U.S. Government bonds.....................       196.4...      9.3    (0.2)     205.5.
  Foreign government bonds..................       820.8...     42.2   (13.4)     849.6.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       460.6...     15.2    (1.4)     474.4.
    Collateralized mortgage obligations.....     2,419.3...     66.8    (9.2)   2,476.9.
    Commercial mortgage backed securities...     1,946.6...    118.6   (13.1)   2,052.1.
    Other asset-backed securities...........       152.3...      6.0    (0.5)     157.8.
  State and municipal bonds.................       143.5...      5.3    (0.5)     148.3.
  Redeemable preferred stocks...............        53.7...     10.5    (0.1)      64.1.
                                               ---------    -------- -------  ---------
Total fixed maturity securities.............    29,607.2...  1,963.4  (208.0)  31,362.6.
Equity securities...........................       128.6...     19.0    (0.4)     147.2.
                                               ---------    -------- -------  ---------
Total.......................................   $29,735.8... $1,982.4 $(208.4) $31,509.8.
                                               =========    ======== =======  =========
December 31, 2002:
  Corporate bonds...........................   $23,690.5... $1,797.3 $(630.8) $24,857.0.
  U.S. Government bonds.....................       400.7...    104.7    (2.3)     503.1.
  Foreign government bonds..................       783.4...     40.8   (25.7)     798.5.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       704.2...     26.3    (1.8)     728.7.
    Collateralized mortgage obligations.....     2,084.4...    113.9    (0.4)   2,197.9.
    Commercial mortgage backed securities...     1,686.9...    137.2   (11.9)   1,812.2.
    Other asset-backed securities...........       212.4...     12.6    (0.5)     224.5.
  State and municipal bonds.................       106.0...      5.0    (0.1)     110.9.
  Redeemable preferred stocks...............        77.8...      1.5    (1.2)      78.1.
                                               ---------    -------- -------  ---------
Total fixed maturity securities.............    29,746.3...  2,239.3  (674.7)  31,310.9.
Equity securities...........................       196.7...     19.4    (8.3)     207.8.
                                               ---------    -------- -------  ---------
Total.......................................   $29,943.0... $2,258.7 $(683.0) $31,518.7.
                                               =========    ======== =======  =========

The Lincoln National Life Insurance Company

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2003
           Due in one year or less..........   $   564.8... $   577.5.
           Due after one year through five
            years...........................     6,518.3...   6,908.5.
           Due after five years through ten
            years...........................     9,086.4...   9,696.6.
           Due after ten years..............     8,458.9...   9,018.8.
           Subtotal.........................    24,628.4...  26,201.4.
           Asset and mortgage-backed
            securities......................     4,978.8...   5,161.2.
                                               ---------    ---------
           Total............................   $29,607.2... $31,362.6.
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                               Par Value Amortized Cost Fair Value
                               --------- -------------- ----------
                                          (in millions)
                               -----------------------------------
             December 31, 2003
               Below 6%....... $2,237.3     $1,589.1     $1,597.6
               6%-7%..........  1,314.5      1,320.6      1,365.3
               7%-8%..........  1,515.3      1,529.6      1,626.3
               Above 8%.......    546.8        539.5        572.0
                               --------     --------     --------
               Total.......... $5,613.9     $4,978.8     $5,161.2
                               ========     ========     ========

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                         December 31, 2003
                                       Fair Value  % of Total
                                       ----------  ----------
                                       (in millions except %)
                                       --------------------
                    Treasuries and AAA $ 6,742.5      21.5%
                      AA..............   1,843.7       5.9
                      A...............   9,513.6      30.3
                      BBB.............  10,971.9      35.0
                      BB..............   1,441.8       4.6
                      Less than BB....     849.1       2.7
                                       ---------     -----
                      Total........... $31,362.6     100.0%
                                       =========     =====

The major categories of net investment income are as follows:

                                          Year Ended December 31
                                          2003     2002     2001
                                        -------- -------- --------
                                              (in millions)
                                        --------------------------
              Fixed maturity securities $2,030.1 $2,030.3 $2,008.4
              Equity securities........      9.2     10.1      9.7
              Trading securities.......     41.2       --       --
              Mortgage loans on real
               estate..................    337.9    356.3    373.9
              Real estate..............     42.0     45.8     48.1
              Policy loans.............    122.5    133.6    124.3
              Invested cash............      5.3     30.4     63.5
              Other investments........     47.6     18.8     67.5
                                        -------- -------- --------
              Investment revenue.......  2,635.8  2,625.3  2,695.4
              Investment expense.......     95.7     92.2    112.1
                                        -------- -------- --------
              Net investment income.... $2,540.1 $2,533.1 $2,583.3
                                        ======== ======== ========

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                                            2003
                                                        -------------
                                                        (in millions)
                                                        -------------
           Year Ended December 31
             Corporate bonds...........................   $2,171.2
             U.S. Government bonds.....................      285.9
             Foreign government bonds..................       46.5
             Asset and mortgage-backed securities:
               Mortgage pass-through securities........       18.9
               Collateralized mortgage obligations.....      110.8
               Commercial mortgage backed securities...      123.1
               Other asset-backed securities...........        9.7
             State and municipal bonds.................       16.5
             Redeemable preferred stocks...............        1.7
                                                          --------
           Total fixed maturity securities.............    2,784.3
           Equity securities...........................        2.2
                                                          --------
           Total.......................................   $2,786.5
                                                          ========

The Lincoln National Life Insurance Company

The detail of the realized loss on investments and derivative instruments is as follows:

                                            Year Ended December 31
                                            2003     2002     2001
                                          -------  -------  -------
                                                (in millions)
                                          -------------------------
            Fixed maturity securities
             available-for-sale
              Gross gain................. $ 333.7  $ 163.8  $ 163.4
              Gross loss.................  (353.7)  (578.5)  (421.1)
            Equity securities
             available-for-sale
              Gross gain.................    25.4     11.8     13.4
              Gross loss.................    (4.4)   (22.2)    (5.7)
            Other investments............    28.1     27.2     39.8
            Associated (amortization)
             restoration of deferred
             acquisition costs and
             provision for
             policyholder commitments....   (32.8)   143.2    106.9
            Investment expenses..........    (9.9)    (9.3)    (9.0)
                                          -------  -------  -------
            Total Investments............   (13.6)  (264.0)  (112.3)
            Derivative Instruments net of
             associated (amortization)
             restoration of deferred
             acquisition costs...........    (2.5)     1.2     (9.2)
                                          -------  -------  -------
            Total Investments and
             Derivative Instruments...... $ (16.1) $(262.8) $(121.5)
                                          =======  =======  =======

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                            Year Ended December 31
                                             2003    2002   2001
                                            ------  ------ ------
                                                (in millions)
                                            ---------------------
              Fixed maturity securities
               available-for-sale.......... $248.8  $296.6 $237.2
              Equity securities
               available-for-sale..........    3.4    21.4   15.7
              Mortgage loans on real estate    5.6     9.7   (2.7)
              Real estate..................    4.1      --    0.7
              Other long-term investments..     --     6.4    0.9
              Guarantees...................   (0.3)     --     --
                                            ------  ------ ------
              Total........................ $261.6  $334.1 $251.8
                                            ======  ====== ======

The portion of the market adjustment for trading securities and the corresponding market adjustment for the reinsurance embedded derivative related to trading securities at December 31, 2003 was $307.7 million.

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                                         Year Ended December 31
                                          2003    2002    2001
                                         ------ -------- ------
                                              (in millions)
                                         ----------------------
               Fixed maturity securities $190.8 $1,219.5 $319.7
               Equity securities........    7.6     13.0  (16.6)
                                         ------ -------- ------
               Total.................... $198.4 $1,232.5 $303.1
                                         ====== ======== ======

The Lincoln National Life Insurance Company

For total traded and private securities held by LNL at December 31, 2003 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                                                            % Fair Amortized  % Amortized Unrealized % Unrealized
                                                 Fair Value Value    Cost        Cost        Loss        Loss
                                                 ---------- ------ ---------- ----------- ---------- ------------
                                                                          (000s omitted)
                                                 ---------------------------------------------------------------
2003
(less or =) 90 days                              $1,903,720  41.1% $1,923,778     39.8%   $ (20,058)      9.6%
(greater than) 90 days but (less or =) 180 days   1,166,033  25.2%  1,200,729     24.8%     (34,696)     16.7%
(greater than) 180 days but (less or =) 270 days    504,125  10.9%    531,547     11.0%     (27,423)     13.2%
(greater than) 270 days but (less or =) 1 year      141,837   3.1%    147,013      3.0%      (5,176)      2.5%
(greater than) 1 year                               915,577  19.8%  1,036,570     21.4%    (120,992)     58.1%
                                                 ---------- -----  ----------    -----    ---------     -----
Total                                            $4,631,292 100.0% $4,839,637    100.0%   $(208,345)    100.0%
                                                 ========== =====  ==========    =====    =========     =====

Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors considered by LNL in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) LNL's ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 8 (Fair Value of Financial Instruments) to the consolidated financial statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real Estate" and "Property and Equipment," include allowances for depreciation as follows:

                                             December 31
                                              2003   2002
                                             ------  -----
                                             (in millions)
                                             ------------
                      Real estate........... $ 22.0  $41.0
                      Property and equipment  100.9   86.5

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                       December 31
                                                      (in millions)
                                                     --------------
            Impaired loans with allowance for losses $120.2  $ 72.3
            Allowance for losses....................  (17.5)  (11.9)
                                                     ------  ------
            Net impaired loans...................... $102.7  $ 60.4
                                                     ======  ======

The allowance for losses is maintained at a level believed adequate by LNL to absorb estimated probable credit losses. LNL's periodic evaluation of the adequacy of the allowance for losses is based on LNL's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                               Year Ended December 31
                                                2003     2002   2001
                                               ------   -----  -----
                                                   (in millions)
                                               --------------------
            Balance at beginning-of-year...... $ 11.9   $ 2.2  $ 4.9
            Provisions for losses.............   16.4    12.7    0.7
            Releases due to principal paydowns  (10.8)   (3.0)  (3.4)
                                               ------   -----  -----
            Balance at end-of-year............ $ 17.5   $11.9  $ 2.2
                                               ======   =====  =====

The Lincoln National Life Insurance Company

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                               Year Ended December 31
                                               2003    2002    2001
                                                -----   -----  -----
                                                 (in millions)
                                               ----------------------
                Average recorded investment in
                 impaired loans............... $72.6   $54.0   $25.0
                Interest income recognized on
                 impaired loans...............   8.1     5.6     3.0

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2003, LNL had no mortgage loans on non-accrual status compared with $1.8 million at December 31, 2002. As of December 31, 2003 and 2002, LNL had no mortgage loans past due 90 days and still accruing.

As of December 31, 2003 and 2002, LNL had restructured mortgage loans of $63.6 million and $4.6 million, respectively. LNL recorded $4.7 million and $0.4 million of interest income on these restructured mortgage loans in 2003 and 2002, respectively. Interest income in the amount of $5.8 million and $0.4 million would have been recorded on these mortgage loans according to their original terms in 2003 and 2002, respectively. As of December 31, 2003 and 2002, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2003 and 2002, LNL's investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $578.2 million and $558.9 million, respectively. As of December 31, 2003 and 2002, this includes $205.8 million and $168.1 million, respectively, of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $132.1 and $34.8 million at December 31, 2003 and 2002, respectively.

During the third quarter of 2003, LNL completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $182.2 million and a carrying value of $167.3 million. LNL received $182.2 million from the trust for the sale of the loans. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Servicing fees of $0.03 million were received in 2003. The transaction was hedged with interest rate swaps to lock in the value of the loans. LNL recorded a gain on the hedge of $7.8 million pre-tax and a realized gain on the sale of $14.9 million pre-tax resulting in a total gain of $22.7 million pre-tax. LNL did not retain an interest in the securitized assets.


--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           Year Ended December 31
                                           2003    2002     2001
                                          ------ -------  -------
                                               (in millions)
                                          -----------------------
              Current.................... $ 31.5 $(140.4) $ 456.1
              Deferred...................  213.4    41.5   (311.6)
                                          ------ -------  -------
              Total tax expense (benefit) $244.9 $ (98.9) $ 144.5
                                          ====== =======  =======

The effective tax rate on pre-tax income (loss) from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                           Year Ended December 31
                                            2003    2002    2001
                                           ------  ------  ------
                                                (in millions)
                                           ----------------------
             Tax rate times pre-tax income $323.1  $(22.2) $222.0
             Effect of:
               Tax-preferred investment
                income....................  (49.7)  (46.6)  (67.3)
               Tax credits................  (19.1)  (17.7)  (17.1)
               Goodwill...................     --      --     7.7
               Other items................   (9.4)  (12.4)   (0.8)
                                           ------  ------  ------
             Provision for income taxes... $244.9  $(98.9) $144.5
             Effective tax rate...........     27%    N/M      23%
                                           ======  ======  ======

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax (loss) of $63.4 million resulted in a tax benefit of $98.9 million in 2002, the effective tax rate was not meaningful.

The Federal income tax asset (liability) is as follows:

                                                       December 31
                                                       2003    2002
                                                      ------  ------
                                                      (in millions)
                                                      --------------
           Current................................... $(19.7) $ 92.8
           Deferred..................................  (17.2)  121.8
                                                      ------  ------
           Total Federal income tax asset (liability) $(37.0) $214.6
                                                      ======  ======

The Lincoln National Life Insurance Company

Significant components of LNL's deferred tax assets and liabilities are as follows:

                                                      December 31
                                                     2003      2002
                                                  ---------  --------
                                                     (in millions)
                                                  -------------------
           Deferred tax assets:
             Insurance and investment contract
              liabilities........................  $1,220.8  $1,251.2
             Reinsurance deferred gain...........     321.6     397.5
             Net operating loss carryforwards....      41.1      80.1
             Modco/CFW embedded derivative.......     114.6        --
             Post-retirement benefits other than
              pensions...........................       9.5      27.1
             Compensation related................      52.7      76.1
             Ceding commission asset.............      14.8      16.7
             Other...............................     181.3     227.5
                                                  ---------  --------
           Total deferred tax assets.............   1,956.4   2,076.2
                                                  =========  ========
           Deferred tax liabilities:
             Deferred acquisition costs..........     607.3     527.5
             Investment related..................     251.8     201.5
             Net unrealized gain on securities
              available-for-sale.................     643.1     592.1
             Trading security gains..............     107.8        --
             Present value of business in-force..     322.6     354.5
             Other...............................      41.0     278.8
                                                  ---------  --------
           Total deferred tax liabilities........   1,973.6   1,954.4
                                                  =========  ========
           Net deferred tax asset (liability).... $   (17.2) $  121.8
                                                  =========  ========

The company and its affiliates are part of a consolidated Federal income tax filing with LNC. Net cash received for Federal income taxes in 2003 was $77.9 million due to the carry back of 2002 tax losses. Cash paid for Federal income taxes in 2002 and 2001 was $396.5 million and $58.2 million, respectively.

LNL is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2003 and 2002, LNL concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2003 and 2002.

At December 31, 2003, LNL had net capital loss carryforwards for Federal income tax purposes of $117.6 million that will expire in 2007. The net capital loss carryforwards can be used to offset capital gains of any affiliate in future LNL consolidated U.S. tax returns filed by its common parent. Accordingly, LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." At December 31, 2003, LNL has approximately $196.0 million of untaxed "Policyholders' Surplus" on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable tax legislation, LNL does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized relating to LNL's Policyholders' Surplus balance. If the entire Policyholders' Surplus balance became taxable at the current Federal rate, the tax would be approximately $68.6 million.

The LNC consolidated return group has been identified by the Internal Revenue Service ("IRS") as a coordinated industry taxpayer requiring annual audits. The audits from tax years through 1995 have been completed and these years are closed. LNC and its affiliates are currently under audit by IRS for years 1996-2002. LNL does not anticipate that any adjustments that might result from such audits would be material to LNL's consolidated results of operations or financial condition.

The Lincoln National Life Insurance Company

5. Supplemental Financial Data


Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", are as follows:

                                           Year Ended December 31
                                          2003*    2002*     2001*
                                         -------  -------  --------
                                                (in millions)
                                         --------------------------
            Insurance assumed........... $   1.0  $   1.1  $1,425.4
            Insurance ceded.............  (250.9)  (233.1)   (993.9)
                                         -------  -------  --------
            Net reinsurance premiums and
             fees....................... $(249.9) $(232.0) $  431.5
                                         =======  =======  ========

--------
*The reinsurance activity for the year ended December 31, 2001 includes the activity of the former Reinsurance segment for the eleven months ended November 30, 2001 and the activity related to the indemnity reinsurance transaction with Swiss Re for the one month ended December 31, 2001. The reinsurance activity for 2003 and 2002 excludes activity related to the indemnity reinsurance transaction with Swiss Re.

The income statement caption, "Benefits," is net of reinsurance recoveries of $0.6 billion in each of the years ended December 31, 2003, 2002 and 2001, respectively.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                  Year Ended December 31
                                                    2003        2002
                                                   --------   --------
                                                     (in millions)
                                                  ---------------------
           Balance at beginning-of-year.......... $2,373.2    $2,267.0
           Deferral..............................    655.3       622.4
           Amortization..........................   (280.6)     (296.7)
           Adjustment related to realized gains
            (losses) on securities available-for-
            sale.................................    (50.2)      115.0
           Adjustment related to unrealized gains
            on securities available-for-sale.....   (126.0)     (338.5)
           Other.................................       --         4.0
                                                   --------   --------
           Balance at end-of-year................ $2,571.7    $2,373.2
                                                   ========   ========

Realized loss on investments and derivative instruments on the Statements of Income for the year ended December 31, 2003, 2002 and 2001 are net of amounts restored or (amortized) against deferred acquisition costs of $(50.2) million, $115.0 million and $112.9 million, respectively. In addition, realized gains and losses for the year ended December 31, 2003, 2002 and 2001 are net of adjustments made to policyholder reserves of $18.0 million, $25.6 million and $10.6 million, respectively. LNL has either a contractual obligation or has a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                          Year Ended December 31
                                         2003      2002      2001
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  572.3  $  566.7  $  812.3
            Other volume related
             expenses.................    328.4     264.2     191.4
            Operating and
             administrative expenses..    624.4     664.0     830.1
            Deferred acquisition costs
             net of amortization......   (374.7)   (325.7)   (346.4)
            Restructuring charges.....     45.5        --      37.4
            Goodwill amortization.....       --        --      26.5
            Other intangibles
             amortization.............     90.9     105.7      91.8
            Other.....................     96.8      95.8     103.4
                                       --------  --------  --------
            Total..................... $1,383.6  $1,370.7  $1,746.5
                                       ========  ========  ========

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                                            2003   2002
                                           ------ ------
                                           (in millions)
                                           -------------
                        Life Insurance.... $855.1 $855.1
                        Lincoln Retirement   64.1   64.1
                                           ------ ------
                        Total............. $919.2 $919.2
                                           ====== ======

The Lincoln National Life Insurance Company

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                               As of December 31, 2003     As of December 31, 2002
                             --------------------------- ---------------------------
                             Gross Carrying Accumulated  Gross Carrying Accumulated
                                 Amount     Amortization     Amount     Amortization
                             -------------- ------------ -------------- ------------
                                                  (in millions)
                             -------------------------------------------------------
Amortized Intangible Assets:
  Present value of in-force
    Lincoln Retirement......    $  225.0       $111.9       $  225.0       $102.3
    Life Insurance..........     1,254.2        445.5        1,254.2        364.1
                                --------       ------       --------       ------
Total.......................    $1,479.2       $557.4       $1,479.2       $466.4
                                ========       ======       ========       ======

Future estimated amortization of other intangible assets is as follows (in millions):

                     2004-$66.1 2005-$65.2       2006-$67.7
                     2007- 68.3 2008- 67.4 Thereafter-587.2

A reconciliation of the present value of insurance business acquired included in other intangible assets is as follows:

                                                                                      December 31
                                                                               2003      2002      2001
                                                                             --------  --------  --------
                                                                                     (in millions)
                                                                             ----------------------------
Balance at beginning of year................................................ $1,012.8  $1,118.5  $1,209.7
Adjustments to balance......................................................       --        --      (0.7)
Interest accrued on unamortized balance (Interest rates range from 5% to 7%)     55.6      61.4      71.0
Amortization................................................................   (146.6)   (167.1)   (161.5)
                                                                             --------  --------  --------
Balance at end-of-year...................................................... $  921.8  $1,012.8  $1,118.5
                                                                             ========  ========  ========

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                                           December 31
                                                         2003      2002
                                                       --------- ---------
                                                          (in millions)
                                                       -------------------
      Premium deposit funds........................... $21,891.8 $20,634.6
      Undistributed earnings on participating business     155.1     156.7
      Other...........................................     680.9     610.9
                                                       --------- ---------
      Total........................................... $22,727.8 $21,402.2
                                                       ========= =========

Details underlying the balance sheet captions related of short-term debt and surplus notes payable to LNC are as follows:

                                                          December 31
                                                         2003     2002
                                                       -------- --------
                                                         (in millions)
                                                       -----------------
       Short-term debt:                                $   41.9 $  103.7
       Surplus notes due Lincoln National Corporation:
         6.56% surplus note, due 2028.................   $500.0 $  500.0
         6.03% surplus note, due 2028.................    750.0    750.0
                                                       -------- --------
       Total Surplus Notes............................ $1,250.0 $1,250.0
                                                       ======== ========

The short-term debt represents short-term notes payable to LNC.

The surplus note of $500 million was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998 (see Note 7). This note calls for LNL to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to

The Lincoln National Life Insurance Company redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.32 billion at December 31, 2003), and subject to approval by the Indiana Insurance Commissioner.

The surplus note for $750 million was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction (see Note 7). This note calls for LNL to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.38 billion at December 31, 2003), and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2003, 2002, and 2001 was $79.3 million, $79.3 million, and $80.6 million, respectively.


--------------------------------------------------------------------------------
6. Employee Benefit Plans


Pension and Other Post-retirement Benefit Plans--U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $25.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. LNL's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain officers of LNL defined pension benefits based on years of service and final monthly salary upon death or retirement.

A supplemental executive retirement plan provides defined pension benefits for certain executives who became employees of LNL as a result of the acquisition of a block of individual life insurance and annuity business, and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNC 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' post-retirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. This amendment to the plan resulted in the immediate recognition at the end of 2003 of a one-time curtailment gain of $2.3 million pre-tax. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' post-retirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' post-retirement plan was changed to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $10.7 million pre-tax.

On December 7, 2001, Swiss Re acquired LNL's reinsurance business. This transaction resulted in the immediate recognition of a one-time curtailment gain on post-retirement benefits of $6 million pre-tax and additional expense of $1.4 million pre-tax related to pension benefits for a net

The Lincoln National Life Insurance Company curtailment gain of $4.6 million pre-tax. This net curtailment gain was included in the realized gain on sale of subsidiaries for the year ended December 31, 2001. Due to the release of the pension obligations on these former LNL employees, there was a $16 million gain in the pension plan that was used to offset prior plan losses.

As discussed in Note 2, the Medicare Prescription Drug Improvement and Modernization Act of 2003 ("the Medicare Act") became law. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-1 ("FSP 106-1"), which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Medicare Act.

LNL has elected to defer accounting for the effects of the Medicare Act. Accordingly, the measures of accumulated post-retirement benefit obligation and periodic post-retirement benefit cost in LNL's financial statements for the year ended December 31, 2003, do not reflect the effects of the Medicare Act.

The Lincoln National Life Insurance Company

Obligations, Funded Status and Assumptions

Information with respect to defined benefit plan asset activity and defined benefit plan obligations is as follows:

                                                       Year Ended December 31
                                                  -------------------------------------
                                                                   Other Post-retirement
                                                  Pension Benefits    Benefits
                                                  ---------------  --------------------
                                                    2003    2002    2003       2002
                                                  -------  ------   ------     ------
                                                           (in millions)
Change in plan assets:
  Fair value of plan assets at beginning-of-year. $ 343.0  $340.4  $   --     $   --
  Transfers of assets............................     0.9    (1.4)     --         --
  Actual return on plan assets...................    79.2   (31.1)     --         --
  Company contributions..........................    40.5    58.0     4.6        6.5
  Administrative expenses........................   (1.8)    (1.6)     --         --
  Benefits paid..................................  (24.9)   (21.3)   (4.6)      (6.5)
                                                  -------  ------   ------     ------
  Fair value of plan assets at end-of-year.......   436.9   343.0      --         --
                                                  =======  ======   ======     ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........   441.1   399.3    88.9       81.9
  Transfers of benefit obligations...............     0.6    (1.3)     --       (0.9)
  Service cost...................................    18.1    17.3     1.4        1.4
  Interest cost..................................    27.2    26.8     4.9        5.1
  Plan participants' contributions...............      --      --     1.0        1.1
  Special termination benefits...................     1.4      --      --         --
  Plan curtailment gain..........................      --      --    (2.3)        --
  Actuarial (gains) losses.......................  (13.6)    20.3   (10.2)       6.8
  Benefits paid..................................  (24.9)   (21.3)   (4.6)      (6.5)
                                                  -------  ------   ------     ------
  Benefit obligation at end-of-year..............   449.9   441.1    79.1       88.9
                                                  =======  ======   ======     ======
Underfunded status of the plans..................   (13.0)  (98.1)  (79.1)     (88.9)
Unrecognized net actuarial (gains) losses........    38.4   109.3    (1.9)       8.2
Unrecognized prior service cost..................   (17.0)  (19.8)     --         --
                                                  -------  ------   ------     ------
Prepaid (accrued) benefit cost................... $   8.4  $ (8.6) $(81.0)    $(80.7)
                                                  =======  ======   ======     ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................    6.50%   6.50%   6.50%      6.50%
  Expected return on plan assets.................    8.25%   8.25%     --         --
Rate of increase in compensation:
  Salary continuation plan.......................    4.00%   5.00%     --         --
  All other plans................................    4.00%   4.00%   4.00%      4.00%
                                                  =======  ======   ======     ======

LNL uses a December 31 measurement date for its pension and post-retirement plans.

The expected return on plan assets for 2003 and 2002 was 8.25%. This rate is initially established at the beginning of the plan year based on the historical rates of return and is reevaluated based on the actual return through an interim date during the current plan year. As there was not a significant variance between the projected actual return for both 2003 and 2002 and the expected return of 8.25%, LNC maintained the expected return at 8.25% for the actuarial valuation calculated at the end of each year.

The calculation of the accumulated post-retirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e. health care cost trend rate) of 10% for 2003. It further assumes the rate will gradually decrease to 5.0% by 2015 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. For example increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated post-retirement benefits obligation as of December 31, 2003 and 2002 by $4.6 million and $6.2 million, respectively. The aggregate of the estimated service and interest cost components of net periodic post-retirement benefits cost for the year ended December 31, 2003 and 2002 would increase by $0.4 million and $0.5 million, respectively.

The Lincoln National Life Insurance Company

Information for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                  December 31
                                                  2003  2002*
                                                 ------ ------
                                                 (in millions)
                                                 -------------
                  Accumulated benefit obligation $127.8 $430.0
                  Projected benefit obligation..  129.6  441.1
                  Fair value of plan assets.....   78.2  343.0

--------
*In 2002, all plans had accumulated benefit obligations in excess of plan assets.

Minimum Pension Liability Adjustment

                                                                                                               For the year ended
                                                                                                               December 31,
                                                                                                                2003      2002
                                                                                                                ------     -----
                                                                                                               (in millions)
                                                                                                               ------------------
Increase/(decrease) in minimum pension liability adjustment included in other comprehensive income (after-tax) ($42.6)    $51.9

                                                                                                               December 31,
                                                                                                                2003      2002
                                                                                                                ------     -----
Minimum pension liability adjustment included in accumulated other comprehensive income (after-tax)...........  $ 9.3     $51.9

Components of Net Periodic Pension Cost

The components of net defined benefit pension plan and post-retirement benefit plan expense are as follows:

                                                   Year Ended December 31
                                                                Other Post-retirement
                                           Pension Benefits           Benefits
                                        ----------------------  -------------------
                                         2003    2002    2001    2003    2002   2001
                                        ------  ------  ------  -----   -----  -----
                                                       (in millions)
                                        -------------------------------------------
Service cost........................... $ 19.4  $ 17.8  $ 13.9  $ 1.4   $ 1.4  $ 2.6
Interest cost..........................   27.2    26.8    28.8    5.0     5.1    6.2
Expected return on plan assets.........  (27.7)  (27.1)  (29.8)    --      --     --
Amortization of prior service cost.....   (2.2)   (2.4)    0.2     --      --     --
Recognized net actuarial (gains) losses    5.7     0.2     0.2   (0.2)   (0.4)  (0.4)
                                        ------  ------  ------  -----   -----  -----
Net periodic benefit cost.............. $ 22.4  $ 15.3  $ 13.3  $ 6.2   $ 6.1  $ 8.4
                                        ======  ======  ======  =====   =====  =====

LNL maintains a defined contribution plan for its U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNL assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNL agents. The combined pre-tax expenses for these plans amounted to $3.7 million, $1.0 million, and $2.8 million in 2003, 2002 and 2001, respectively. These expenses reflect both LNL's contribution as well as changes in the measurement of LNL's liabilities under these plans.

Plan Assets

Asset allocations for LNC's defined benefit pension plan assets at December 31, 2003 and 2002 are as follows:

                                                 2003   2002
                                                -----  -----
                   Asset Category
                     Equity securities.........  61.9%  59.6%
                     Fixed income securities...  30.7   31.9
                     Real estate...............   5.6    5.0
                     Cash and cash equivalents.   1.8    3.5
                                                -----  -----
                     Total..................... 100.0% 100.0%
                                                =====  =====

The Lincoln National Life Insurance Company

The primary investment objective of LNC's defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                                     Weighting Range
                                                     --------------
              Asset Category
                Cash................................          0-20%
                Guaranteed Products.................          0-20%
                Fixed Income........................         20-80%
                  Long-term......................... 0-10%
                  High-Yield........................ 0-10%
                  International/Emerging Markets*... 0-10%
                Real Estate.........................          0-20%
                Equities............................         20-80%
                  Small-cap......................... 0-20%
                  International*.................... 0-20%
                  Emerging Markets*................. 0-10%
                Other...............................          0-20%
                Total International**...............          0-25%

--------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.
*Currencyexposure can be hedged up to 100%
**International/EmergingMarkets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. LNC reviews this investment policy on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

Plan Cash Flows

LNL expects to contribute between zero and $16.3 million to LNC's defined benefit pension plans in 2004. In addition, LNL expects to fund approximately $7.9 million and $4.6 million in 2004 for benefit payments for LNC's unfunded defined benefit plan and post-retirement benefit plans, respectively.

401(k).
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). LNL's contributions to the 401(k) plans for its employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. LNL's expense for the 401(k) plan amounted to $22.9 million, $12.6 million, and $13.5 million in 2003, 2002 and 2001, respectively.

Deferred Compensation Plans.
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, LNL agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. LNL makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of LNL's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense/(income) for these plans amounted to $17.0 million, $(3.6) million, and $(2.9) million in 2003, 2002 and 2001, respectively. These expenses reflect both LNL's employer matching contributions of $2.4 million, $1.1 million and $1.3 million, as well as changes in the measurement of LNL's liabilities under these plans of $14.6 million, ($4.7) million and ($4.2) million for 2003, 2002 and 2001 respectively.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

LNL's total liabilities associated with these plans were $123.9 million and $103.7 million at December 31, 2003 and 2002, respectively.

The Lincoln National Life Insurance Company

Stock-Based Incentive Compensation Plans.
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries (including employees, agents and directors of LNL) that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, and restricted stock awards. Prior to 2003, these plans were comprised primarily of stock option incentive plans.

Effective January 1, 2003, LNC's stock-based employee compensation plan was revised to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. This plan replaced the LNC stock option plan. Awards under this plan for 2003 consisted of 233,055 10-year LNC stock options, 323,243 performance share units that could result in the issuance of LNC shares, and cash awards. As of December 31, 2003, 114,544 stock options and 271,042 performance share units of these 2003 awards were outstanding. The performance measures that must be met for vesting to occur are established at the beginning of the three-year performance period. Certain participants in the plan will select from seven different combinations of stock options, performance shares and or cash in determining the form of their award. Other participants will have their award paid in performance shares.

Total compensation expense for LNL under LNC's incentive plans involving performance vesting for 2003 was $0.2 million relating to stock options, $2.7 million relating to performance shares, and $0.2 million relating to cash awards. The amount of stock option expense for the performance vesting awards is included in the total LNL stock option expense discussed below. All expense calculations for performance vesting stock options, performance shares, and performance vesting cash awards that were granted in 2003 have been based upon the current assumption that the actual performance achievement over the three-year performance measurement period will result in target levels of long-term incentive compensation payouts. As the three-year performance period progresses, LNC will continue to refine its estimate of the expense associated with these awards so that by the end of the three-year performance period, LNL's cumulative expense will reflect the actual level of awards that vest.

Stock options awarded under the stock option incentive plans in effect prior to 2003 were granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%. The reload feature is not available for options granted after 2002.

Effective January 1, 2003, LNL adopted the fair value recognition method of accounting for its stock option incentive plans under FAS 123, which is considered the preferable accounting method for stock based compensation. Previously, LNL accounted for its stock option incentive plans using the intrinsic value method of accounting under the recognition and measurement provisions of APB 25, and related interpretations. For more information, see Footnote 2 in the Notes to Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Information with respect to LNL stock options outstanding at December 31, 2003 is as follows:

                   Options Outstanding                          Options Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Weighted-Average
 Prices       2003          (Years)       Exercise Price       2003       Exercise Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$10-$20       28,442          0.36            $19.72           28,442         $19.72
 21- 30    1,409,636          5.57             25.48        1,042,924          25.68
 31- 40      622,385          4.89             38.06          574,885          38.39
 41- 50    3,127,336          5.60             46.77        2,730,668          47.22
 51- 60      879,636          8.16             52.09          304,571          52.09
-------    ---------                                        ---------
$10-$60    6,067,435                                        4,681,490
=======    =========                                        =========

The option price assumptions used for grants to LNL employees and agents were as follows:

                                                     2003   2002    2001
                                                    -----  ------  ------
     Dividend yield................................   5.0%    2.5%    2.8%
     Expected volatility...........................  39.8%   39.6%   40.0%
     Risk-free interest rate.......................   2.2%    4.5%    4.6%
     Expected life (in years)......................   3.6     4.2     4.2
     Weighted-average fair value per option granted $5.55  $16.00  $13.38

Information with respect to the incentive plans involving stock options granted to LNL employees and agents is as follows:

                                        Options Outstanding       Options Exercisable
                                     -------------------------- ------------------------
                                                   Weighted-                Weighted-
                                                    Average                  Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ----------  -------------- --------- --------------
Balance at January 1, 2001..........  7,168,953      $36.69     2,813,438     $13.92
Granted-original....................  1,418,190       43.52
Granted-reloads.....................     60,111       48.64
Exercised (includes shares tendered) (1,162,373)      28.45
Forfeited...........................   (251,604)      44.01
                                     ----------      ------
Balance at December 31, 2001........  7,233,277       39.20     4,213,907      39.05
                                     ==========      ======
Granted-original....................  1,035,180       51.59
Granted-reloads.....................     12,103       48.41
Exercised (includes shares tendered) (1,316,702)      36.31
Forfeited...........................   (331,487)      46.09
Intercompany transfer...............      6,300       41.39
                                     ----------      ------
Balance at December 31, 2002........  6,638,671       41.39     4,035,327      40.00
                                     ==========      ======
Granted-original....................    288,165       25.54
Granted-reloads.....................     13,696       35.28
Exercised (includes shares tendered)   (332,769)      24.22
Forfeited...........................   (540,328)      41.21
                                     ----------      ------
Balance at December 31, 2003........  6,067,435      $41.57     4,681,490     $41.49
                                     ==========      ======     =========     ======

Total compensation expense for incentive plans involving stock options granted to LNL employees and agents, for 2003, 2002, and 2001 was $13.9 million, $18.7 million, and $22.4 million, respectively.

Stock Appreciation Rights Incentive Plan.
LNC has in place a stock appreciation right ("SAR") incentive program for LNL agents that do not meet the stringent definition of a common law employee. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNL recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR li-

The Lincoln National Life Insurance Company ability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. LNL hedges this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense (income) recognized for the SAR program for 2003, 2002 and 2001 was $6.8 million, $(0.7) million and $4.8 million, respectively. The mark-to-market gain (loss) recognized through net income on the call options on LNC stock for 2003, 2002 and 2001 was $0.3 million, $(6.7) million and $0.8 million, respectively. The SAR liability at December 31, 2003 and 2002 was $9.8 million and $3.7 million, respectively.

Information with respect to the LNC SARs incentive plan outstanding for LNL agents at December 31, 2003 is as follows:

                     SARs Outstanding                             SARs Exercisable
---------------------------------------------------------- -------------------------------
              Number     Weighted-Average                      Number
Range of  Outstanding at    Remaining                      Exercisable at    Weighted-
Exercise   December 31,  Contractual Life Weighted-Average  December 31,  Average Exercise
 Prices        2003          (Years)       Exercise Price       2003           Price
--------- -------------- ---------------- ---------------- -------------- ----------------
$20 - $30     731,011          2.50            $24.89         266,263          $24.72
 31 - 40        9,750          3.46             34.41           2,332           36.74
 41 - 50      495,288          2.20             43.57         238,384           43.58
 51 - 60      363,475          3.20             52.10          90,913           52.10
---------   ---------                                         -------
$20 - $60   1,599,524                                         597,892
=========   =========                                         =======

The option price assumptions used for grants to LNL agents under the LNC SAR plan were as follows:

                                                    2003   2002    2001
                                                   -----  ------  ------
       Dividend yield.............................   4.6%    2.7%    2.7%
       Expected volatility........................  35.0%   29.5%   42.0%
       Risk-free interest rate....................   3.3%    5.0%    5.5%
       Expected life (in years)...................   5.0     5.0     5.0
       Weighted-average fair value per SAR granted $9.05  $10.86  $18.84

Information with respect to the LNC incentive plan involving SARs granted to LNL agents is as follows:

                                         SARs Outstanding         SARs Exercisable
                                     ------------------------- ----------------------
                                                  Weighted-              Weighted-
                                                   Average                Average
                                       Shares   Exercise Price Shares  Exercise Price
                                     ---------  -------------- ------- --------------
Balance at January 1, 2001..........   751,052      $24.94      82,421     $24.72
Granted-original....................   544,205       43.51
Exercised (includes shares tendered)  (142,785)      24.74
Forfeited...........................   (27,381)      28.92
                                     ---------      ------
Balance at December 31, 2001........ 1,125,091       33.85     102,710      25.02
                                     =========      ======
Granted-original....................   383,675       51.95
Exercised (includes shares tendered)   (90,818)      28.57
Forfeited...........................   (35,700)      34.95
                                     ---------      ------
Balance at December 31, 2002........ 1,382,248       39.20     301,108      32.06
                                     =========      ======
Granted-original....................   326,650       25.28
Exercised (includes shares tendered)   (63,224)      24.72
Forfeited...........................   (46,150)      39.57
                                     ---------      ------
Balance at December 31, 2003........ 1,599,524       36.92     597,892      36.45
                                     =========      ======     =======     ======

The Lincoln National Life Insurance Company

In addition to the stock-based incentives discussed above, LNC has awarded restricted shares of LNC stock, generally subject to a three-year vesting period, to LNL employees. Information with respect to LNC Restricted stock (non-vested stock) awarded to LNL employees from 2001 through 2003 was as follows:

                                           2003    2002    2001
                                          ------- ------- -------
              Restricted stock (number of
               shares)...................  10,910  46,500  32,639
              Weighted-average price per
               share at time of grant.... $ 31.41 $ 33.55 $ 45.59


--------------------------------------------------------------------------------
7. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions
Net income (loss) as determined in accordance with statutory accounting practices for LNL excluding the insurance subsidiaries sold to Swiss Re in 2001, was $267 million, $(252) million and $197 million for 2003, 2002 and 2001, respectively. On December 7, 2001, Swiss Re acquired LNL's reinsurance operations. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operation. See Note 11 for further discussion of Swiss Re's acquisition of LNL's reinsurance operation.

Shareholders' equity as determined in accordance with statutory accounting practices for LNL was $2.8 billion and $2.6 billion for December 31, 2003 and 2002, respectively.

LNL acquired a block of individual life insurance and annuity business from CIGNA in January 1998 and a block of individual life insurance from Aetna Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense resulting in a reduction of statutory earned surplus. As a result of these acquisitions, LNL's statutory earned surplus was negative.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNC. As a result of negative statutory earned surplus, LNL was required to obtain the prior approval of the Indiana Insurance Commissioner ("Commissioner") before paying any dividends to LNC until its statutory earned surplus became positive. During the first quarter of 2002, LNL received approval from the Commissioner to reclassify total dividends of $495 million paid to LNC in 2001 from LNL's earned surplus to paid-in-capital. This change plus the increase in statutory earned surplus from the disposition of LNL's reinsurance operations through an indemnity reinsurance transaction with Swiss Re resulted in positive statutory earned surplus for LNL at December 31, 2001.

In general, a dividend is not subject to prior approval from the Commissioner provided LNL's statutory earned surplus is positive and the proposed dividend, plus all other dividends made within the twelve consecutive months prior to the date of the proposed dividend, does not exceed the standard limitation of the greater of 10% of total statutory earned surplus or the amount of statutory earnings in the prior calendar year. Dividends of $710 million were paid by LNL to LNC in the second quarter of 2002. These distributions were made in two installments. The first installment of $60 million was paid in April. The second installment of $650 million was paid in June. As both installments exceeded the standard limitation noted above, a special request was made for each payment and each was approved by the Commissioner. Both distributions represented a portion of the proceeds received from the indemnity reinsurance transaction with Swiss Re. As a result of the payment of dividends plus earnings in 2002, LNL's statutory earned surplus was negative as of December 31, 2002. Due to the negative statutory earned surplus as of December 31, 2002, dividends paid by LNL in 2003 were subject to prior approval from the Commissioner.

Dividends of $200 million were paid by LNL to LNC in three quarterly installments during 2003. A special request was made for each payment and each was approved by the Commissioner. As occurred in 2001, $164.2 million of dividends approved and paid while statutory earned surplus was negative were classified as a reduction to paid-in-capital. Due to statutory earnings and favorable credit markets, LNL expects to be able to pay dividends in 2004 without prior approval.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

Reinsurance Contingencies

See Note 11, "Acquisitions and Divestitures," for discussion of contingencies surrounding Swiss Re's acquisition of LNL's reinsurance operations on December 7, 2001.

Marketing and Compliance Issues

Recently, there has been a significant increase in federal and state regulatory activity in the industry relating to numerous issues including market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. LNL, like many others in the industry, has received requests for information from the SEC and a subpoena from the New York Attorney General's Office seeking documentation and other information relating to these issues. LNL is in the process of responding to these requests and continues to cooperate fully with the regulators.

The Lincoln National Life Insurance Company

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances, companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. LNL's management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that future developments will not materially affect the consolidated financial position of LNL.

Leases

LNL leases its Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide LNL with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. LNL also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2003, 2002 and 2001 was $55.7 million, $55.5 million and $63.2 million, respectively. Future minimum rental commitments are as follows (in millions):

               2004-$52.1 2006-$      43.8 2008-$           34.3
               2005- 49.3       2007- 41.5       Thereafter 34.8

Information Technology Commitment

In February 1998, LNL signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNL completed renegotiations and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $55.0 million to $60.0 million.

Insurance Ceded and Assumed

LNL cedes insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. LNL seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2002, LNL's retention policy is to retain no more than $10 million on a single insured life. For 2003, the retention policy was changed to limit retention on new sales to $5 million. Portions of LNL's deferred annuity business have been reinsured on a Modco basis with other companies to limit LNL's exposure to interest rate risks. At December 31, 2003, the reserves associated with these reinsurance arrangements totaled $2.4 billion. To cover products other than life insurance, LNL acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). LNL remains liable if its reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

LNL assumes insurance from other companies. At December 31, 2003, LNL provided $2.0 million of statutory surplus relief to other insurance companies under reinsurance transactions. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, LNL is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted. LNL's reinsurance operations were acquired by Swiss Re on December 7, 2001. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operation. Under the indemnity reinsurance agreements, Swiss Re reinsured certain liabilities and obligations of LNL. Because LNL is not relieved of its legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re.

Vulnerability from Concentrations

LNL's amounts recoverable from reinsurers represents receivables from and reserves ceded to reinsurers. LNL obtains reinsurance from a diverse group of reinsurers and monitors concentration as well as financial strength ratings of LNL's principal reinsurers. LNL's principal reinsurers are strongly rated companies, with Swiss Re representing the largest exposure. As discussed above, LNL sold its reinsurance business to Swiss Re through an indemnity reinsurance arrangement in 2001. Because LNL is not relieved of its liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on the consolidated balance sheet of LNL with a corresponding reinsurance receivable from the business sold to Swiss Re, which totaled $4.2 billion at December 31, 2003 and is included in amounts recoverable from reinsurers. In addition to various remedies that LNL would have in the event of a default by Swiss Re, LNL continues to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. LNL's funds withheld liability and embedded derivative liabilities include $1.8 billion and $0.3 billion, respectively, related to the business reinsured by Swiss Re.

At December 31, 2003, LNL did not have a material concentration of financial instruments in a single investee or industry. LNL's investments in mortgage loans principally involve commercial real estate. At December 31, 2003, 28.5% of such mortgages, or $1.2 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $37.6 million. Also at December 31, 2003, LNL did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or

The Lincoln National Life Insurance Company services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to LNL's financial position.

Although LNL does not have any significant concentration of customers, LNL's Retirement segment has a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. Prior to 2003, AFD used wholesalers who focus on both American Funds Distributors as well as American Legacy Variable Annuity products. In 2002, LNL and AFD agreed to transition the wholesaling of American Legacy to LFD, which was completed in 2003. The American Legacy Variable Annuity product line sold through LFD accounted for about 17% of LNL's total gross annuity account values at December 31, 2003, compared with about 15% sold through AFD in 2002. In addition the American Legacy Variable Annuity product line represents approximately 35% and 31% of LNL's total gross annuity account values at December 31, 2003 and 2002 respectively.

Other Contingency Matters

LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial position of LNL.

In 2001, LNL concluded the settlement of all class action lawsuits alleging fraud in the sale of LNL non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998. Since 2001, LNL has reached settlements with a substantial number of the owners of policies that opted out of the class action settlement. LNL continues to defend a small number of opt out claims and lawsuits. While there is continuing uncertainty about the ultimate costs of settling the remaining opt out cases, it is management's opinion that established reserves are adequate and future developments will not materially affect the consolidated financial position of LNL.

LNL has pursued claims with its liability insurance carriers for reimbursement of certain costs incurred in connection with the class action settlement and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, LNL settled its claims against three liability carriers on a favorable basis. LNL continues to pursue similar claims against a fourth liability insurance carrier.

For discussion of the resolution of legal proceedings related to LNL's sale of its former reinsurance business to Swiss Re, See Note 11.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. LNL has accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

LNL has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $6.0 million and $9.0 million were outstanding at December 31, 2003 and 2002, respectively.

Certain subsidiaries of LNL have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, LNL has recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to LNL. These guarantees expire in 2004 through 2009.

Derivative Instruments

LNL maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. LNL assesses these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of LNL's interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of LNL's foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of LNL's equity market risk management strategy. LNL also uses credit default swaps as part of its credit risk management strategy.

By using derivative instruments, LNL is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes LNL and, therefore, creates a payment risk for LNL. When the fair value of a derivative contract is negative, LNL owes the counterparty and therefore LNL has no payment risk. LNL minimizes the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by LNL. LNL also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

The Lincoln National Life Insurance Company

LNL is required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, LNL has agreed to maintain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by LNL would be dependent on the market value of the underlying derivative contract. In certain transactions, LNL and the counterparty have entered into a collateral support agreement requiring LNL to post collateral upon significant downgrade. LNL is required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. LNL also requires for its own protection minimum rating standards for counterparty credit protection. LNL is required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. LNL does not believe the inclusion of termination or collateralization events pose any material threat to its liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. LNL manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

LNL's derivative instruments are monitored by its risk management committee as part of that committee's oversight of LNL's derivative activities. LNL's derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into LNL's overall risk management strategies.

LNL has derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                                                 Assets (Liabilities)
                                                                                            ------------------------------
                                                                             Notional or    Carrying Value/ Carrying Value/
                                                                           Contract Amounts   Fair Value      Fair Value
                                                                           ---------------  --------------- ---------------
                                                                             December 31              December 31
                                                                            2003     2002        2003            2002
                                                                           -------  ------- --------------- ---------------
                                                                                            (in millions)
                                                                           ----------------------------------------------
Interest rate derivative instruments:
  Interest rate cap agreements............................................ 2,550.0  1,276.8     $  13.2          $ 4.7
  Swaptions...............................................................      --    180.0          --             --
  Interest rate swap agreements...........................................   422.3    429.1        40.6           51.9
                                                                           -------  -------    --------          -----
Total interest rate derivative instruments................................ 2,972.3  1,885.9        53.8           56.6
Foreign currency derivative instruments -- Foreign currency swaps.........    17.9     61.5        (1.5)          (2.4)
Credit derivative instruments -- Credit default swaps.....................     8.0     26.0         0.2            0.9
Equity indexed derivative instruments -- Call options (based on LNC Stock)     1.5      1.3        16.0            7.4
Embedded derivatives per FAS 133..........................................      --       --      (325.3)           2.3
                                                                           -------  -------    --------          -----
Total derivative instruments*............................................. 2,999.7  1,974.7    ($ 256.8)         $64.8
                                                                           =======  =======    ========          =====

--------
* Total derivative instruments for 2003 are composed of $68.6 million and $(325.3) million on the consolidated balance sheet in Derivative Instruments and Reinsurance Related Derivative Liability, respectively.

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                               Interest Rate                     Interest Rate
                              Cap Agreements       Swaptions     Swap Agreements
                             ----------------  ----------------  -------------
                                December 31       December 31     December 31
                               2003     2002    2003     2002     2003     2002
                             -------  -------  ------  --------  ------   -----
                                               (in millions)
                             -------------------------------------------------
Balance at beginning-of-year 1,276.8  1,258.8   180.0   1,752.0   429.1   335.1
New contracts............... 1,500.0    800.0      --        --   260.0   146.6
Terminations and maturities.  (226.8)  (782.0) (180.0) (1,572.0) (266.8)  (52.6)
                             -------  -------  ------  --------  ------   -----
Balance at end-of-year...... 2,550.0  1,276.8      --     180.0   422.3   429.1
                             =======  =======  ======  ========  ======   =====

The Lincoln National Life Insurance Company

                                                                   Call Options
                                   Foreign Currency Credit Default  (Based on
                                   Swap Agreements     Swaps       LNC Stock)
                                   ---------------  -------------  ----------
                                    December 31     December 31    December 31
                                    2003     2002    2003   2002   2003   2002
                                    -----   -----   -----   ----   ----   ----
                                               (in millions)
                                   ------------------------------------------
      Balance at beginning-of-year  61.5     94.6    26.0   29.0    1.3    1.1
      New contracts...............    --       --      --     --    0.3    0.3
      Terminations and maturities. (43.6)   (33.1)  (18.0)  (3.0)  (0.1)  (0.1)
      Balance at end-of-year......  17.9     61.5     8.0   26.0    1.5    1.3

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2003 and 2002, LNL had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. LNL did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 to the consolidated financial statements for detailed discussion of the accounting treatment for derivative instruments. For the year ended December 31, 2003 and 2002, LNL recognized a net loss of $2.0 million after-tax and a net gain of $2.5 million after-tax, respectively, in net income as a component of realized gains and losses on investments and derivative instruments. These gains (losses) relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the year ended December 31, 2003 and 2002, LNL recognized a loss of $7.6 million after-tax and $8.8 million after-tax, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges. In addition, for the year ended December 31, 2001, $3.5 million after-tax was reclassified from unrealized gain (loss) on securities available-for-sale to unrealized gain
(loss) on derivative instruments, both in OCI. This reclassification relates to derivative instruments that were marked to market through unrealized gain
(loss) on securities available-for-sale prior to the adoption of FAS 133.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements.
LNL uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. LNL is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

LNL also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2003, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps.
LNL uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2005 through 2006.

Call Options on LNC Stock.
LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to LNL agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. LNL's call option positions will be maintained until such time the SARs are either exercised or expire and LNL's SAR liabilities are extinguished. The SARs expire five years from the date of grant.

The Lincoln National Life Insurance Company

Total Return Swaps.
LNL used total return swaps to hedge its exposure to interest rate and spread risk resulting from the forecasted sale of assets in a securitization of certain LNL mortgage loans in 2001. A total return swap is an agreement that allows the holder to protect itself against loss of value by effectively transferring the economic risk of asset ownership to the counterparty. The holder pays (receives) the total return equal to interest plus capital gains or losses on a referenced asset and receives (pays) a floating rate of interest. As of December 31, 2003, LNL did not have any open total return swaps.

Gains and losses on derivative contracts are reclassified from accumulated OCI to current period earnings. As of December 31, 2003, $19.5 million of the deferred net gains on derivative instruments accumulated in OCI are expected to be reclassified as earnings during the next twelve months. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of SARs.

All Other Derivative Instruments

LNL uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by LNL for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the consolidated statement of income except where otherwise noted below).

Interest Rate Swap Agreements.
LNL used a forward starting interest rate swap agreement to hedge its exposure to the forecasted sale of mortgage loans. LNL was required to pay the counterparty a predetermined fixed stream of payments, and in turn, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain
(loss) on investments and derivative instruments. As of December 31, 2003, there were no forward starting interest rate swap agreements

Interest Rate Cap Agreements.
The interest rate cap agreements, which expire in 2006 through 2008, entitle LNL to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of LNL's interest rate cap agreement program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under FAS 133.

Swaptions.
Swaptions entitled LNL to receive settlement payments from the counterparties on specified expiration dates contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of LNL's swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under FAS 133. Therefore, the swaptions did not qualify for hedge accounting under FAS 133. At December 31, 2003, there were no outstanding swaptions.

Credit Default Swaps.
LNL uses credit default swaps which expire in 2006 to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows LNL to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. LNL has not currently qualified credit default swaps for hedge accounting under FAS 133 as amounts are insignificant.

Call Options on LNC Stock.
As discussed previously in the Cash Flow Hedges section, LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to LNL agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under FAS 133. Mark-to-market changes are recorded in net income.

Derivative Instrument Embedded in Deferred Compensation Plan.
LNL has certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income. This derivative instrument is not eligible for hedge accounting treatment under FAS 133.

Call Options on Bifurcated Remarketable Put Bonds.
LNL owns various debt securities that contain call options attached by an investment banker before the sale to the investor. These freestanding call options are exercisable by a party other than the issuer of the debt security to which they are attached and are accounted for separately from the debt security. LNL has not currently qualified call options bifurcated from remarketable put bonds for hedge accounting treatment as amounts are insignificant.

The Lincoln National Life Insurance Company

Derivative Instrument Embedded in Modified Coinsurance Agreements with Funds Withheld Arrangements.
LNL is involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

LNL has used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, any derivative type that was not outstanding from January 1, 2002 through December 31, 2003 is not discussed in this disclosure. Other derivative instruments LNL has used include spread-lock agreements, financial futures, put options, and commodity swaps. At December 31, 2003, there are no outstanding positions in these derivative instruments.

Additional Derivative Information.
Income for the agreements and contracts described above amounted to $18.6 million, $12.2 million and $3.5 million in 2003, 2002 and 2001, respectively. The increase in income for 2003 was primarily a result of payments received on interest rate swaps

LNL is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, LNL does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in LNL's favor. At December 31, 2003, the exposure was $70.5 million.


--------------------------------------------------------------------------------
8. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of LNL's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of LNL's financial instruments.

Fixed Maturity and Equity Securities -- Available-for-Sale and Trading
Securities.
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate.
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans.
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments.
LNL employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices for foreign currency exchange contracts and financial futures contracts; 2) industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps, credit default swaps, total return swaps and put options; 3) Monte Carlo techniques for the equity call options on LNC stock. These techniques project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present valued to arrive at the derivatives' current fair market values; and 4) Black-Scholes pricing methodology for standard European equity call options.

Other Investments, and Cash and Invested Cash.
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts.
The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not

The Lincoln National Life Insurance Company fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by LNL. It is LNL's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about LNL's shareholders' equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. LNL and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term and Debt and Surplus Notes Due LNC.
Fair values for the surplus notes due LNC are based on quoted market prices of similar issues or are estimated using discounted cash flow analysis based on LNL's current incremental borrowing rate for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, the carrying value approximates fair value.

Guarantees.
LNL's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to loan pass-through certificates is insignificant.

Investment Commitments.
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts.
Assets held in separate accounts are reported in the accompanying consolidated balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of LNL's financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               -------------- ----------  -------------- ----------
                                                                                    December 31
                                                               ----------------------------------------------------
                                                                    2003         2003          2002         2002
                                                               -------------- ----------  -------------- ----------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................   $ 31,362.6   $ 31,362.6    $ 31,310.9   $ 31,310.9
  Equity securities...........................................        147.2        147.2         207.7        207.7
  Trading Securities..........................................      2,786.5      2,786.5            --           --
  Mortgage loans on real estate...............................      4,189.5      4,550.1       4,199.7      4,672.5
  Policy loans................................................      1,917.8      2,086.4       1,937.7      2,109.4
  Derivative Instruments*.....................................       (256.7)      (256.7)         64.8         64.8
  Other investments...........................................        363.4        363.4         377.7        377.7
  Cash and invested cash......................................      1,442.8      1,442.8       1,246.5      1,246.5
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.   (21,354.6)..  (21,446.0)    (20,175.0)   (20,408.3)
  Remaining guaranteed interest and similar contracts.........       (86.7)..      (91.2)       (112.6)      (120.3)
  Short-term debt.............................................       (41.9)..      (41.9)       (103.7)      (103.7)
  Surplus notes payable to LNC................................    (1,250.0)..   (1,205.0)     (1,250.0)    (1,125.4)
  Guarantees..................................................        (0.1)..          --         (0.4)          --
  Investment commitments......................................           --..         0.2           --          0.9

--------
*Total derivative instruments for 2003 are composed of $68.6 million and ($325.3) million on the consolidated balance sheet in Derivative Instruments and Reinsurance Related Embedded Derivative, respectively.

As of December 31, 2003 and 2002, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $448.6 million and $486.0 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

The Lincoln National Life Insurance Company

9. Segment Information


LNL has two business segments: Lincoln Retirement and Life Insurance. Prior to the fourth quarter of 2001, LNL had a Reinsurance segment. LNL's reinsurance business was acquired by Swiss Re in December 2001. As the majority of the business acquired by Swiss Re was via indemnity reinsurance agreements, LNL is not relieved of its legal liability to the ceding companies for this business. This means that the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re. In addition, the gain resulting from the indemnity reinsurance portion of the transaction was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain are within LNL's Other Operations. Given the lengthy period of time over which LNL will continue to amortize the deferred gain, and the fact that related assets and liabilities will continue to be reported on LNL's financial statements, the historical results for the Reinsurance segment prior to the close of the transaction with Swiss Re are not reflected in discontinued operations, but as a separate line in Other Operations. The results for 2001 related to the former Reinsurance segment are for the eleven months ended November 30, 2001.

The Lincoln Retirement segment, with principal operations in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through LNL's wholesaling unit, Lincoln Financial Distributors ("LFD"), as well as LNL's retail unit, Lincoln Financial Advisors ("LFA"). In addition, Lincoln Retirement has alliances with a variety of unrelated companies where LNL provides the manufacturing platform for annuity products and the alliance company provides investment management, marketing and distribution.

The Life Insurance segment, with principal operations in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers, through its Hartford operations, universal life, variable universal life, interest-sensitive whole life, corporate owned life insurance and linked-benefit life (a universal life product with a long-term care benefit). In addition, it offers term life insurance through its Schaumburg, Illinois operations. The Life Insurance segment's products are primarily distributed through LFD and LFA.

LNL reports operations not directly related to the business segments and unallocated corporate items (i.e., corporate investment income, interest expense on corporate debt, unallocated overhead expenses, and the operations of LFA and LFD) in "Other Operations". As noted above, the financial results of the former Reinsurance segment were moved to Other Operations upon the close of the transaction with Swiss Re in December 2001.

Financial data by segment for 2001 through 2003 is as follows:

                                           Year Ended December 31
                                          2003     2002      2001
                                        -------- --------  --------
                                               (in millions)
                                        ---------------------------
           Revenue, Excluding Net
            Investment Income and
            Certain Other Items*:
             Lincoln Retirement........ $  489.1 $  528.8  $  634.0
             Life Insurance............    994.3    982.6     987.3
             Other Operations..........    577.6    558.3   1,835.4
             Consolidating
              adjustments..............  (251.3)   (228.4)   (228.1)
                                        -------- --------  --------
           Total.......................  1,809.7  1,841.3   3,228.6
                                        ======== ========  ========
           Net Investment Income:
             Lincoln Retirement........  1,474.8  1,447.8   1,399.1
             Life Insurance............    911.1    899.1     910.2
             Other Operations..........    154.2    186.2     274.0
             Consolidating
              adjustments..............       --       --        --
                                        -------- --------  --------
           Total.......................  2,540.1  2,533.1   2,583.3
                                        ======== ========  ========
           Other Items*:
             Lincoln Retirement........     70.6   (195.3)    (64.8)
             Life Insurance............    (0.6)    (96.7)    (56.9)
             Other Operations..........    260.8     18.5       5.1
             Consolidating
              adjustments..............       --       --        --
                                        -------- --------  --------
           Total.......................    330.8   (273.5)   (116.6)
                                        ======== ========  ========
           Income (Loss) before Federal
            Income Taxes and
            Cumulative Effect of
            Accounting Changes:
             Lincoln Retirement........    452.4    (10.0)    306.5
             Life Insurance............    364.9    294.2     364.0
             Other Operations..........    105.8   (347.6)    (36.2)
             Consolidating
              adjustments..............       --       --        --
                                        -------- --------  --------
           Total.......................    923.1    (63.4)    634.3
                                        ======== ========  ========

--------
*Other Items include Realized Loss on Investments and Derivative Instruments,
 Realized Gain (Loss) on Sale of Subsidiaries, Gain on Transfer of Securities from Available-For-Sale to Trading, and Gain on Reinsurance Embedded Derivative/Trading Securities

The Lincoln National Life Insurance Company

                                            Year Ended December 31
                                             2003     2002    2001
                                           -------- -------- -------
                                                 (in millions)
                                           -------------------------
           Income Tax Expense (Benefit):
             Lincoln Retirement........... $   95.2 $ (60.9) $  34.1
             Life Insurance...............    113.8     88.1   129.2
             Other Operations.............     35.9  (126.1)  (18.8)
             Consolidating adjustments....       --       --      --
                                           -------- -------- -------
           Total..........................    244.9   (98.9)   144.5
                                           ======== ======== =======
           Cumulative Effect of Accounting
            Changes:
             Lincoln Retirement...........   (63.6)       --   (7.3)
             Life Insurance...............      0.6       --   (5.5)
             Other Operations.............  (173.6)       --   (2.8)
             Consolidating adjustments....       --       --      --
                                           -------- -------- -------
           Total..........................  (236.6)       --  (15.6)
                                           ======== ======== =======
           Net Income (Loss):
             Lincoln Retirement...........    293.6     50.8   265.1
             Life Insurance...............    251.7    206.1   229.3
             Other Operations.............  (103.8)  (221.5)  (20.2)
             Consolidating adjustments....       --       --      --
                                           -------- -------- -------
           Total.......................... $  441.5 $   35.4 $ 474.2
                                           ======== ======== =======

                                             December 31
                                    -----------------------------
                                      2003      2002      2001
                                    --------- --------- ---------
                                            (in millions)
                                    -----------------------------
              Assets:
                Lincoln Retirement. $61,569.5 $52,827.2 $56,888.2
                Life Insurance.....  21,240.0  19,591.6  18,409.7
                Other Operations...  14,055.0  11,514.7  14,181.4
                Consolidating
                 adjustments.......     (1.3)     215.9     (1.3)
                                    --------- --------- ---------
              Total................ $96,863.2 $84,149.4 $89,478.0
                                    ========= ========= =========


--------------------------------------------------------------------------------
10. Shareholder's Equity


All of the 10 million authorized, issues and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                      December 31
                                                    2003       2002
                                                 ---------  ---------
                                                     (in millions)
                                                 --------------------
         Fair value of securities available-for-
          sale.................................. $31,509.8  $31,518.7
                                                 ---------  ---------
         Cost of securities available-for-sale..  29,735.8   29,943.0
         Unrealized gain........................   1,774.0    1,575.7
         Adjustments to deferred acquisition
          costs.................................    (549.0)    (418.4)
         Amounts required to satisfy
          policyholder commitments..............     (50.9)     (58.7)
         Foreign currency exchange rate
          adjustment............................      12.6        9.8
                                                 ---------  ---------
         Deferred income credits (taxes)........    (428.7)    (405.3)
                                                 ---------  ---------
         Net unrealized gain (loss) on
          securities available-for-sale......... $   758.0  $   703.1
                                                 =========  =========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the Deferred Acquisition Costs asset line and included within the Insurance Policy and Claim Reserve line on the balance sheet, respectively.

Details underlying the change in "Net Unrealized Gain (Loss) on Securities Available-for-Sale, Net of Reclassification Adjustment" shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                               Year Ended December 31
                                                2003    2002    2001
                                               ------  ------  ------
           Unrealized gains on securities
            available-for-sale arising during
            the year.......................... $746.8  $774.4  $381.3
           Less:
             Reclassification adjustment for
              gains (losses) on disposals of
              prior year inventory included
              in net income (1)...............  205.7   (72.1)   36.2
             Federal income tax expense on
              reclassification................   23.4   315.4   120.1
             Transfer from available-for-sale
              to trading securities...........  342.9      --      --
             Federal income tax expense on
              transfer........................  119.9      --      --
                                               ------  ------  ------
           Net unrealized gain on securities
            available-for-sale, net of
            reclassifications and federal
            income tax expense................ $ 54.9  $531.1  $225.0
                                               ======  ======  ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The Lincoln National Life Insurance Company

The "Net Unrealized Gain (Loss) on Derivative Instruments" component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $(3.9) million, $(1.2) million, $12.6 million for 2003, 2002, 2001 respectively, and net of adjustments to deferred amortization costs of $(4.5) million, $1.6 million, $23.8 million for 2003, 2002, 2001 respectively. The 2001 amounts for tax expense and deferred amortization cost adjustment include $9.5 million and $18.3 million, respectively, related to the transition adjustment recorded for the adoption of FAS 133.


--------------------------------------------------------------------------------
11. Acquisitions and Divestitures


On August 30, 2002, LNL acquired The Administrative Management Group, Inc. ("AMG"), an employee benefits record keeping firm for $21.6 million in cash. Contingent payments up to an additional $14 million will be paid over a period of 4 years (2003-2006) if certain criteria are met. Any such contingent payments will be expensed as incurred. Lincoln Retirement recorded an expense of $1.2 million after-tax ($1.8 million pre-tax) for 2003 relating to such contingent payments. AMG, a strategic partner of the Retirement segment for several years, provides record keeping services for the Lincoln Alliance Program along with approximately 200 other clients nationwide. The application of purchase accounting to this acquisition resulted in goodwill of $20.2 million.

On December 7, 2001, Swiss Re acquired LNL's reinsurance operation for $2.0 billion. In addition, LNL retained the capital supporting the reinsurance operation. After giving affect to the increased levels of capital needed within the Life Insurance and Lincoln Retirement segments that result from the change in the ongoing mix of business under LNL's internal capital allocation models, the disposition of LNL's reinsurance operation freed-up approximately $100 million of retained capital.

The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operation. Two of the stock companies sold, LNH & C (Lincoln National Health and Casualty) and LNRAC (Lincoln National Reassurance Company), were wholly-owned Subsidiaries of the Company. At closing, an immediate gain of $5.6 million after-tax was recognized on the sale of the stock companies. A gain of $698.0 million after-tax ($1.1 billion pre-tax) relating to the indemnity reinsurance agreements was reported at the time of closing. This gain was recorded as a deferred gain on LNL's consolidated balance sheet, in accordance with the requirements of FAS 113, and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years.

Effective with the closing of the transaction, the former Reinsurance segment's historical results were moved into Other Operations. During December 2001, LNL recognized in Other Operations $4.3 million after-tax ($6.8 million pre-tax) of deferred gain amortization. In addition, in December 2001, LNL recognized $7.9 million after-tax ($12.5 million pre-tax) of accelerated deferred gain amortization relating to the fact that certain Canadian indemnity reinsurance contracts were novated after the sale, but prior to December 31, 2001.

On October 29, 2002, LNL and Swiss Re settled disputed matters totaling about $770 million that had arisen in connection with the final closing balance sheets associated with Swiss Re's acquisition of LNL's reinsurance operations. The settlement provided for a payment by LNL of $195 million to Swiss Re, which was recorded by LNL as a reduction in deferred gain. As a result of additional information made available to LNL following the settlement with Swiss Re in the fourth quarter of 2002, LNL recorded a further reduction in the deferred gain of $30.8 million after-tax ($47.4 million pre-tax), as well as a $6.9 million after-tax ($10.6 million pre-tax) reduction in the gain on the sale of subsidiaries.

As part of the dispute settlement, LNL also paid $100 million to Swiss Re in satisfaction of LNL's $100 million indemnification obligation with respect to personal accident business. As a result of this payment, LNL has no further underwriting risk with respect to the reinsurance business sold. However, because LNL has not been relieved of it legal liabilities to the underlying ceding companies with respect to the portion of the business indemnity reinsured by Swiss Re, under FAS 113 the reserves for the underlying reinsurance contracts as well as a corresponding reinsurance recoverable from Swiss Re will continue to be carried on LNL's balance sheet during the run-off period of the underlying reinsurance business. This is particularly relevant in the case of the exited personal accident and disability income reinsurance lines of business where the underlying reserves are based upon various estimates that are subject to considerable uncertainty.

As a result of developments and information obtained during 2002 relating to personal accident and disability income matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving affect to LNL's $100 million indemnification obligation, LNL recorded a $119.1 million after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, LNL increased reserves on this exited business by $20.9 million after-tax ($32.1 million pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain.

The combined effects of the 2002 settlement of disputed matters and exited business reserve increases reduced the $698.0 million after-tax ($1.1 billion pre-tax) deferred gain reported at closing by $38.5 million after-tax ($59.2 million pre-tax). An additional $1.3 million after-tax ($2 million pre-tax) of deferred gain was recognized in net income, due to a novation of certain Canadian business during 2002. During 2003, LNL amortized into net income $48.3 million after-tax ($74.2 million pre-tax) of the deferred gain.

The Lincoln National Life Insurance Company

Of the original $1.84 billion in proceeds received by LNL, approximately $520 million was paid for taxes and deal expenses and approximately $825 million was paid to LNC as dividends. LNL also paid $195 million to Swiss Re to settle the closing balance sheet disputed matters and $100 million to satisfy LNL's personal accident business indemnification obligations. The remaining proceeds have been dedicated to the ongoing capital needs of the Company.

Because of ongoing uncertainty related to personal accident and disability income businesses, the reserves related to these exited business lines carried on LNL's balance sheet at December 31, 2003 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under FAS 113 LNL would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, LNL would record a corresponding increase in reinsurance recoverable from Swiss Re. However, FAS 113 does not permit LNL to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, LNL would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. No cash would be transferred between LNL and Swiss Re as a result of these developments. Accordingly, even though LNL has no continuing underwriting risk, and no cash would be transferred between LNL and Swiss Re, in the event that future developments indicate LNL's December 31, 2003 personal accident or disability income reserves are deficient or redundant, FAS 113 requires LNL to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

As noted above, effective with the closing of the transaction, the Reinsurance segment's results for the eleven months ended November 30, 2001 were moved into Other Operations.

Earnings from LNL's reinsurance operations were as follows:

                                                     Eleven Months
                                                   Ended November 30,
                                                          2001
                                                   ------------------
                                                     (in millions)
                                                   ------------------
           Revenue................................      $1,681.3
           Benefits and Expenses..................       1,505.3
                                                        --------
             Income before Federal Income Taxes
              and Cumulative Effect of Accounting
              Changes.............................         176.0
           Federal Income Taxes...................          59.0
                                                        --------
             Income before Cumulative Effect of
              Accounting Changes..................         117.0
           Cumulative Effect of Accounting Changes
            (after-tax)...........................          (2.4)
                                                        --------
             Net Income...........................      $  114.6
                                                        ========


--------------------------------------------------------------------------------
12. Restructuring Charges


The following provides details on LNL's restructuring charges.

1999 Restructuring Plan
In 1999, LNL implemented a restructuring plan relating to the discontinuance of HMO excess-of-loss reinsurance programs. The charge associated with this restructuring plan totaled $3.2 million after-tax ($4.9 million pre-tax) and was included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 1999. The pre-tax costs for this plan included $2.4 million for employee severance and termination benefits and $2.5 million for costs relating to exiting business activities. Through December 31, 2001, actual pre-tax costs of $3.7 million were expended or written-off under this restructuring plan. During the fourth quarter of 2000, $1.0 million (pre-tax) of the original charge for the discontinuance of the HMO excess-of-loss restructuring plan was reversed. During the fourth quarter of 2001, the remaining restructuring reserve of $0.2 million relating to the HMO excess-of-loss reinsurance programs was transferred to Swiss Re as part of its acquisition of LNL's reinsurance operations.

2001 Restructuring Plan
During 2001, LNL implemented restructuring plans relating to 1) the consolidation of the Syracuse operations of Lincoln Life & Annuity Company of New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine; 2) the elimination of duplicative functions in the Schaumburg, Illinois operations of First Penn-Pacific, and the absorption of these functions into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut; 3) the reorganization of the life wholesaling function within the independent planner distribution channel, consolidation of retirement wholesaling territories, and streamlining of the marketing and communications functions in LFD; 4) the reorganization and consolidation of the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business 5) the combination of LFD channel oversight, positioning of LFD to take better advantage of ongoing "marketplace consolidation" and expansion of the customer base of wholesalers in certain non-productive territories and 6) the consolidation of operations and space in LNL's Fort Wayne, Indiana operations.

The Lincoln National Life Insurance Company

The Syracuse restructuring charge was recorded in the first quarter of 2001 and was completed in the first quarter of 2002. The Schaumburg, Illinois restructuring charge was recorded in the second quarter of 2001, the LFD restructuring charges were recorded in the second and fourth quarters of 2001, and the remaining restructuring charges were all recorded in the fourth quarter of 2001. The LFD restructuring plan that was initiated in the second quarter of 2001 was completed in the fourth quarter of 2002. The Life Insurance segment restructuring plan that was initiated in the fourth quarter of 2001 was completed in the fourth quarter of 2002.

The aggregate charges associated with all restructuring plans entered into during 2001 totaled $24.3 million after-tax ($37.4 million pre-tax) for the year ended December 31, 2001. The component elements of these aggregate pre-tax costs include employee severance and termination benefits of $12.2 million, write-off of impaired assets of $3.2 million and other exit costs of $22.0 million primarily related to the termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under the Syracuse restructuring plan. The total amount expended for this plan exceeded the original restructuring reserve by $0.3 million. Actual pre-tax costs totaling $1.8 million were expended or written-off and 26 positions were eliminated under the second quarter of 2001 LFD restructuring plan. The amount expended for this plan was equal to the original reserve. Actual pre-tax costs totaling $2.3 million were expended or written-off and 36 positions were eliminated under the fourth quarter of 2001 Life Insurance segment restructuring plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. In addition, $0.1 million of excess reserve on the Schaumburg, Illinois restructuring plan was released during the second quarter of 2002 and $1.5 million of excess reserve on the Fort Wayne restructuring plan was released during the third quarter of 2002. The release of the reserve on the Fort Wayne restructuring plan was due to LNL's purchase and ultimate sale of the vacant building on terms that were favorable to what was included in the original restructuring plan for rent on this abandoned office space. The following table provides information about the remaining 2001 restructuring plans.

                                                       Schaumburg  LFD Plan --  Fort Wayne
                                                          Plan     4th Quarter  Operations  Total
                                                      ------------ ----------- ------------ -----
                                                                     (in millions)
                                                      -------------------------------------------
Employee severance and termination benefits.......... $        3.2 $      3.8  $        0.3 $ 7.3
Write-off of impaired assets.........................           --         --           3.2   3.2
Other costs:
Termination of equipment leases......................           --         --           1.4   1.4
Rent on abandoned office space.......................          0.9         --          19.5  20.4
                                                      ------------ ----------  ------------ -----
Total 2001 Restructuring Charges (pre-tax)........... $        4.1 $      3.8  $       24.4 $32.3
Amounts expended and written off through 2001........          2.4        1.2            --   3.6
                                                      ------------ ----------  ------------ -----
Restructuring reserve at December 31, 2001...........          1.7        2.6          24.4  28.7
Amounts expended in 2002.............................          1.3        2.6          22.3  26.2
Amounts reversed in 2002.............................          0.1         --           1.5   1.6
                                                      ------------ ----------  ------------ -----
Restructuring reserve at December 31, 2002...........          0.3          *           0.6   0.9
Amounts expended in 2003.............................          0.1          *           0.5   0.6
                                                      ------------ ----------  ------------ -----
Restructuring reserve at December 31, 2003........... $        0.2 $       --  $        0.1 $ 0.3
                                                      ============ ==========  ============ =====
Positions to be eliminated under original plan.......           27         63             9    99
Actual positions eliminated through December 31, 2003           26         62            19   107
Expected completion date.............................  1st Quarter  Completed   2nd Quarter
                                                              2004       2003          2004

--------
* Amount is less than $0.1 million.

The Lincoln National Life Insurance Company

2002 Restructuring Plan
During the second quarter of 2002, Lincoln Retirement completed a review of its entire internal information technology organization. As a result of that review, Lincoln Retirement decided in the second quarter of 2002 to reorganize its IT organization in order to better align the activities and functions conducted within its own organization and its IT service providers. This change was made in order to focus Lincoln Retirement on its goal of achieving a common administrative platform for its annuities products, to better position the organization and its service providers to respond to changing market conditions, and to reduce overall costs in response to increased competitive pressures. The following table provides information about this restructuring plan.

                                                               Lincoln
                                                             Retirement
                                                            -------------
                                                            (in millions)
                                                            -------------
      Employee severance and termination benefits..........          $1.6
                                                            =============
      2002 Restructuring Charge (pre-tax)..................           1.6
      Amounts expended in 2002.............................           0.9
                                                            -------------
        Restructuring reserve at December 31, 2002.........           0.7
      Amounts expended in 2003.............................           0.7
                                                            -------------
        Restructuring reserve at December 31, 2003.........          $ --
                                                            =============
      Positions to be eliminated under original plan.......            49
      Actual positions eliminated through December 31, 2003            49
                                                            Completed 3rd
                                                             Quarter 2003

2003 Restructuring Plan
In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, LNL announced that it was combining its retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. The realigned organization is expected to significantly reduce operating expenses while positioning LNL for future growth and to take advantage of the recent market recovery. In August 2003, LNL announced additional realignment activities, which impact all of LNL's domestic operations. The following table provides information about the 2003 restructuring plans.

                                                                             Life         Fixed
                                                                          Insurance      Annuity    Realignment
                                                                         Realignment  Consolidation    June/
                                                                         January 2003 February 2003 August 2003  Total
                                                                         ------------ ------------- ------------ ------
                                                                                         (in millions)
                                                                         ----------------------------------------------
Total expected charges as December 31, 2003............................. $       21.0 $        5.0  $       81.0 $107.0
                                                                         ============ ============  ============ ======
Amounts incurred through December 31, 2003
Employee severance and termination benefits............................. $        7.0 $        1.8  $       20.3 $ 29.1
Write-off of impaired assets............................................          1.9           --           1.9    3.8
Other costs:
Rent on abandoned office space..........................................          6.0          2.2            --    8.2
Other...................................................................          2.8          0.2           1.4    4.4
                                                                         ------------ ------------  ------------ ------
Total 2003 Restructuring Charges (pre-tax)..............................         17.7          4.2          23.6   45.5
Amounts expended........................................................         16.3          3.6          12.1   32.0
                                                                         ------------ ------------  ------------ ------
Restructuring reserve at December 31, 2003.............................. $        1.4 $        0.6  $       11.5 $ 13.5
                                                                         ============ ============  ============ ======
Additional amounts expended that do not qualify as restructuring charges $        2.0 $        0.5  $        4.7 $  7.2
Expense savings realized in 2003 (pre-tax)..............................         20.0          3.0           4.4   27.4
Total expected annual expense savings (pre-tax)......................... $       20.0 $        6.4  $       86.6 $113.0
                                                                         ============ ============  ============ ======
Expected completion date                                                  2nd Quarter  2nd Quarter   1st Quarter
                                                                                 2006         2006          2006

Pre-tax restructuring charges for the June/August realignment activities for the year ended December 31, 2003 were reported in the following segments:
Retirement ($16.0 million), Life Insurance ($1.7 million) and Other Operations ($5.9 million).

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
13. Transactions with Affiliates


Cash and short-term investments at December 31, 2003 and 2002 include LNL's participation in a cash management agreement with LNC of $301.3 million and $257.2 million, respectively. Related investment income amounted to $3.3 million, $5.1 million and $15.1 million in 2003, 2002 and 2001, respectively. Short-term debt of $41.9 million and $103.7 million at December 31, 2003 and 2002, respectively, represents notes payable to LNC. Total interest expense for this short-term debt was $1.3 million, $1.3 million and $2.6 million in 2003, 2002 and 2001, respectively. As shown in Note 5, LNC supplied funding to LNL totaling $1.250 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2003, 2002 and 2001.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, LNL received fees of $17.7 million, $16.3 million, and $12.7 million from DMH for transfer pricing in 2003, 2002, and 2001.

LNL paid fees paid of $76.2 million, $95.3 million and $98.3 million to DMH for investment management services in 2003, 2002 and 2001, respectively.

LNL provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $77.0 million, $79.7 million and $65.2 million in 2003, 2002 and 2001, respectively.

LNL cedes and accepts reinsurance from affiliated companies. Prior to the third quarter of 2003, no new reinsurance transactions had been executed between LNL and its affiliates since the sale of the reinsurance operations to Swiss Re. Those reinsurance deals between LNL and affiliates that were in place at the time of the sale continue to be in place as of December 31, 2003. Effective July 1, 2003, LNL entered into an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"). Under this agreement, LNL has ceded certain Guaranteed Benefit risks (including certain GMDB and GMWB benefits) to LNR Barbados. During the fourth quarter of 2003, LNL entered into an additional arrangement with LNR Barbados relating to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines. As of December 31, 2003 and 2002, all of these transactions are between LNL and LNR Barbados and LNL and Lincoln Assurance Limited. As of December 31, 2001, there were also reinsurance transactions in place between LNL and Lincoln Ireland. LNC's investment in Lincoln Ireland was put to Swiss
Re in May 2002. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                       Year Ended December 31
                                        2003     2002   2001
                                       ------   ------ ------
                                          (in millions)
                                       --------------------
                     Insurance assumed $   --   $   -- $  0.6
                     Insurance ceded..  158.0    100.4  145.9

The balance sheets include reinsurance balances with affiliated companies as follows:

                                                        December 31
                                                        2003   2002
                                                       ------ ------
                                                       (in millions)
                                                       -------------
            Future policy benefits and claims
             assumed.................................. $  4.6 $  4.1
            Future policy benefits and claims ceded...  862.5  865.8
            Amounts recoverable from reinsurers on
             paid and unpaid losses...................   95.2   99.4
            Reinsurance payable on paid losses........    7.0    5.7
            Funds held under reinsurance treaties--net
             liability................................  727.9  735.5

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, LNL holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $490.0 million and $140.2 million at December 31, 2003 and 2002, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2003 and 2002, LNC had guaranteed $490.0 million and $140.2 million, respectively, of these letters of credit. At December 31, 2001, LNL had a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $101.6 million for statutory surplus relief received under financial reinsurance ceded agreements. As of December 31, 2003 and 2002, LNL did not have any statutory surplus relief transactions with affiliates.

Report of Ernst & Young LLP
Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the consolidated financial statements, in 2003 the Company changed its method of accounting for stock compensation costs, certain reinsurance arrangements and costs associated with exit or disposal activities. Also, as discussed in Note 2 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and its related amortization, and in 2001 the Corporation changed its method of accounting for derivative instruments and hedging activities as well as its method of accounting for impairment of certain investments.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
February 6, 2004

PERFORMANCE DATA

Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:
- an annual reduction for fund management fees and expenses, and
- a policy level mortality and expense charge applied on a daily equivalent basis, but
- no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

     a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

     b) dividing this figure by the account value at the beginning of the period; then
     c)  annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                    P(1 + T)n = ERV

Where:      P = a hypothetical initial purchase payment of $1,000
            T = average annual total return for the period in question
            N = number of years
            ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:
            (1) all recurring fees have been charged to the policy owner's accounts; and
            (2) there will be a complete redemption upon the anniversary of the
                1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".

                                  PROSPECTUS 2

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

HOME OFFICE LOCATION:                              ADMINISTRATIVE OFFICE:
1300 SOUTH CLINTON STREET                          CLIENT SERVICE CENTER MVL1
P.O. BOX 1110                                      350 CHURCH STREET
FORT WAYNE, INDIANA 46802                          HARTFORD, CT 06103-1106
(800) 454-6265                                     (800) 444-2363

                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

     This prospectus describes Lincoln VUL(CV), a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", " the Company", "we", "us", "our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.

     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. The policy features the funds (the "funds") offered through the following fund families. Comprehensive information on the funds offered may be found in the funds prospectus which is furnished with this prospectus.

                      - AIM VARIABLE INSURANCE FUNDS

                      - ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

                      - AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

                      - AMERICAN FUNDS INSURANCE SERIES

                      - BARON CAPITAL FUNDS TRUST

                      - DELAWARE VIP TRUST

                      - FIDELITY VARIABLE INSURANCE PRODUCTS

                      - FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                      - JANUS ASPEN SERIES

                      - LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                      - MFS(R) VARIABLE INSURANCE TRUST

                      - NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

                      - PUTNAM VARIABLE TRUST

                      - SCUDDER INVESTMENT VIT FUNDS

     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT FUNDS' PROSPECTUSES WITH IT. KEEP ALL PROSPECTUSES FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.

                          PROSPECTUS DATED: MAY 1, 2004

                                TABLE OF CONTENTS

CONTENTS                                                  PAGE
--------                                                  ----
POLICY SUMMARY                                               3
  Benefits of Your Policy                                    3
  Risks of Your Policy                                       3
  Charges and Fees                                           4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT                                        7
  Principal Underwriter                                      7
  Fund Participation Agreements                              7
  Distribution of the Policies and
    Compensation                                             8
  Funds                                                      8
  Fund Withdrawal and Substitution                          11
  Voting Rights                                             11
POLICY CHARGES AND FEES                                     12
  Premium Load; Net Premium Payment                         12
  Surrender Charges                                         12
  Partial Surrender Fee                                     13
  Fund Transfer Fee                                         13
  Mortality and Expense Risk Charge                         13
  Cost of Insurance Charge                                  14
  Administrative Fee                                        14
  Policy Loan Interest                                      14
  Rider Charges                                             14
  Case Exceptions                                           14
YOUR INSURANCE POLICY                                       15
  Application                                               16
  Owner                                                     16
  Right to Examine Period                                   16
  Initial Specified Amount                                  16
  Transfers                                                 17
  Limits on Frequent Transfers                              17
  Optional Sub-Account Allocation Programs                  18
  Riders                                                    18
  Continuation of Coverage                                  19
  Termination of Coverage                                   19
  State Regulation                                          19
PREMIUMS                                                    20
  Allocation of Net Premium Payment                         20
  Planned Premiums; Additional Premiums                     20
  Policy Values                                             21
DEATH BENEFITS                                              22
  Death Benefit Options                                     22
  Changes to Initial Specified Amount and
    Death Benefit Options                                   23
  Death Benefit Proceeds                                    24
POLICY SURRENDERS                                           25
  Partial Surrender                                         25
POLICY LOANS                                                25
LAPSE AND REINSTATEMENT                                     26
  No Lapse Provision                                        27
  Reinstatement of a Lapsed Policy                          27
TAX ISSUES                                                  28
  Taxation of Life Insurance Contracts in
    General                                                 28
  Policies Which Are MECs                                   29
  Policies Which Are Not MECs                               30
  Other Considerations                                      30
  Fair Value of Your Policy                                 31
  Tax Status of Lincoln Life                                31
RESTRICTIONS ON FINANCIAL TRANSACTIONS                      31
LEGAL PROCEEDINGS                                           32
FINANCIAL STATEMENTS                                        32
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION                                    33

POLICY SUMMARY

               BENEFITS OF YOUR POLICY

               DEATH BENEFIT PROTECTION. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance.

               TAX DEFERRED ACCUMULATION. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

               ACCESS TO YOUR POLICY VALUES. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

               FLEXIBILITY. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy. With the wide variety of investment options available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. You should refer to each fund prospectus for comprehensive information on each fund. You may also use the Fixed Account to fund your policy.

               RISKS OF YOUR POLICY

               FLUCTUATING INVESTMENT PERFORMANCE. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in each fund's prospectus. You should review these prospectuses before making your investment decision.

               UNSUITABLE FOR SHORT-TERM INVESTMENT. This policy is intended for long-term financial planning, and is unsuitable for short term goals. Your policy is not designed to serve as a vehicle for frequent trading.

               POLICY LAPSE. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

               DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

               ADVERSE CONSEQUENCES OF EARLY SURRENDER. There are surrender charges assessed if you surrender your policy in the first 15 years, and fees assessed for partial surrenders in all policy years. Full and partial surrenders may result in tax consequences. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit.

               ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

               CHARGES AND FEES

               This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.

Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer invested amounts between Sub-Accounts.

                            TABLE I: TRANSACTION FEES

                                                           WHEN CHARGE                             AMOUNT
           CHARGE                                          IS DEDUCTED                            DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on premiums (load)      When you pay a premium.       5.0% of each premium payment.

Surrender Charge*                                    Upon full surrender of your
                                                     policy (years 1-15).

  Minimum and Maximum Charge                                                       The surrender charge ranges from a minimum
                                                                                   of $13.07 to a maximum of $54.00 per $1000
                                                                                   of specified amount.

  Charge for a Representative Insured                                              For a male, age 45, nonsmoker, in year
                                                                                   one, the maximum surrender charge is
                                                                                   $34.34 per $1000 of specified amount.

                                                                                   For a female, age 45, nonsmoker, in year
                                                                                   one the maximum surrender charge is $29.25
                                                                                   per $1000 of specified amount.

Partial Surrender Fee                                When you take a partial       The lesser of $25 or 2% of the amount
                                                     surrender of your policy.     surrendered.

Fund Transfer Fee                                    Applied to any transfer       $25
                                                     request in excess of 12
                                                     made during any policy
                                                     year.

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.

          TABLE II: PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

                                                           WHEN CHARGE                             AMOUNT
           CHARGE                                          IS DEDUCTED                            DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Cost of Insurance*                                   Monthly                       The monthly cost of insurance rates for
  Minimum and Maximum Charge                                                       standard issue individuals ranges from a
                                                                                   guaranteed minimum of $0.00 per $1000 per
                                                                                   month to a guaranteed maximum of $83.33
                                                                                   per $1000 per month of net amount at risk.

                                                                                   Individuals with a higher mortality risk
                                                                                   than standard issue individuals can be
                                                                                   charged from 125% to 800% of the standard
                                                                                   rate.

  Charge for a Representative Insured                                              For a male, age 45, nonsmoker, the
                                                                                   guaranteed maximum monthly cost of
                                                                                   insurance rate is $.38 per $1000 of net
                                                                                   amount at risk.

                                                                                   For a female, age 45, nonsmoker, the
                                                                                   guaranteed maximum monthly cost of
                                                                                   insurance rate is $.30 per $1000 of net
                                                                                   amount at risk.

Mortality and Expense Risk Charge ("M&E")            Daily (at the end of each     Daily charge as a percentage of the value
                                                     valuation day).               of the Separate Account, guaranteed at an
                                                                                   effective annual rate of 0.75%.(1)

Administrative Fee                                   Monthly                       $15 per month.(2)

Policy Loan Interest                                 Annually                      8% annually of the amount held in the loan
                                                                                   account.


(1) Guaranteed at an effective annual rate of 0.75% in policy years 1-10, 0.35% in policy years 11-20 and 0.20% in policy years 21 and beyond.

(2) $15 per month for the first policy year, and $5 per month afterward, guaranteed not to exceed $10 per month after the first policy year.

                                                           WHEN CHARGE                             AMOUNT
           CHARGE                                          IS DEDUCTED                            DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Rider Charges                                                                      Individualized based on optional Rider(s)
                                                                                   selected.

Waiver of Monthly Deduction Rider*                   Monthly
  Minimum and Maximum Charge                                                       The waiver of monthly deduction rate
                                                                                   factor ranges from a minimum of 2% of all
                                                                                   other covered monthly charges to a maximum
                                                                                   of 12% of all other covered monthly
                                                                                   charges.

  Charge for a Representative Insured                                              For a male, age 45, nonsmoker, the maximum
                                                                                   rate factor is 3.5% of all other covered
                                                                                   monthly charges.

                                                                                   For a female, age 45, nonsmoker, the
                                                                                   maximum rate factor is 5% of all other
                                                                                   covered monthly charges.

Coverage Protection Benefit Rider**                  N/A                           There is no charge for this rider.

Accounting Value Rider                               N/A                           There is no charge for this rider.

Change of Insured Rider                              N/A                           There is no charge for this rider.

* These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

** This rider, while previously available, is no longer offered.

Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.

TABLE III: TOTAL ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
                                  FUND ASSETS)

         TOTAL ANNUAL OPERATING EXPENSE                              MINIMUM     MAXIMUM
-----------------------------------------------------------------------------------------
Total Management fees, distribution and/or service
  (12b-1) fees, and other expenses.                                   0.30%      1.59%(3)


(3) Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.79%. These waivers and reductions generally extend through April 30, 2005 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

               The Lincoln National Life Insurance Company (Lincoln Life) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

               Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

               Lincoln Life Flexible Premium Variable Life Account M (Separate Account) is a separate account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Insurance Department.

               Your policy may also be funded in whole or in part through the Fixed Account. In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account.

               PRINCIPAL UNDERWRITER

               Lincoln Life is the principal underwriter for the policies, which are offered continuously. The principal underwriter has overall responsibility for establishing a selling plan for the policies. Lincoln Life received $10,465,877 in 2003, $13,888,496 in 2002, and $22,406,468 in 2001 for the sale of policies offered through the Separate Account. Lincoln Life retains no underwriting commissions from the sale of the policies.

               FUND PARTICIPATION AGREEMENTS

               In order to make the funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between .10% and .40% of the assets attributable to the policies. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Baron Capital Funds Trust, Fidelity Variable Insurance Products, Janus Aspen Series, and Putnam Variable Trust.

               DISTRIBUTION OF THE POLICIES AND COMPENSATION

               The policy may be sold by individuals who, in addition to being appointed as life insurance agents for the Company, are also registered representatives with broker-dealers who maintain selling agreements with us. Included among these broker-dealers are Lincoln Financial Advisors Corporation and Lincoln Financial Distributors, Inc., both of whom are our affiliates. Registered representatives may receive commission and service fees up to 60% of first year premium, plus up to 5% of all other premiums paid. In lieu of premium-based commission, we may pay equivalent amounts over time, based on accumulation value. Registered representatives are also eligible for cash bonuses and "non cash compensation." The latter [as defined in NASD conduct Rule 2820] includes such things as office space, computers, club credit, prizes, awards, training and education meetings.

               Additionally, the broker-dealer may receive compensation on the first year premium and all additional premiums and/or reimbursements for portions of policy sales expenses. In some situations, the broker-dealer may elect to share their commission or expense reimbursement allowance with the registered representative. Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices. All compensation is paid from our resources, which include fees and charges imposed on your policy.

               We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

               FUNDS

               The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the appropriate fund.

               A given fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

               Several of the funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

               There is no assurance that the investment objective of any of the funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each fund's prospectus carefully before making investment choices.

               Additional funds may be made available as underlying investments. The right to select among funds will be limited by the terms and conditions imposed by the Company.

               The funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus.

               AIM VARIABLE INSURANCE FUNDS, advised by A I M Advisors, Inc.

                    AIM V. I. GROWTH FUND (SERIES I SHARES): Capital appreciation.

                    AIM V. I. INTERNATIONAL GROWTH FUND (SERIES I SHARES):
                    Long-term growth.

                    AIM V. I. PREMIER EQUITY FUND (SERIES I SHARES): Long-term growth.

               ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC., advised by Alliance Capital Management, L.P.

                    ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO (CLASS A):
                    Growth and income.

                    ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO (CLASS A):
                    Maximum capital appreciation.

                    ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO (CLASS A):
                    Long-term growth.

                    ALLIANCEBERNSTEIN TECHNOLOGY PORTFOLIO (CLASS A): Maximum capital appreciation.

               AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., advised by American Century Investment Management, Inc.

                    INFLATION PROTECTION FUND (CLASS I): Inflation protection. THIS FUND WILL BE AVAILABLE AS OF MAY 10, 2004. CONSULT YOUR FINANCIAL ADVISER.

               AMERICAN FUNDS INSURANCE SERIES, advised by Capital Research and Management Company

                    GLOBAL GROWTH FUND (CLASS 2): Long-term growth.
                    THIS FUND WILL BE AVAILABLE AS OF MAY 10, 2004. CONSULT YOUR FINANCIAL ADVISER.

                    GLOBAL SMALL CAPITALIZATION FUND (CLASS 2): Long-term growth.

                    GROWTH FUND (CLASS 2): Long-term growth.

                    GROWTH-INCOME FUND (CLASS 2): Growth and income.

                    INTERNATIONAL FUND (CLASS 2): Long-term growth.

               BARON CAPITAL FUNDS TRUST, advised by BAMCO, Inc.

                    BARON CAPITAL ASSET FUND (INSURANCE SHARES): Maximum capital appreciation.

               DELAWARE VIP TRUST, advised by Delaware International Advisers, Ltd. for the Emerging Markets Series, and Delaware Management Company for all of the other Series, with Delaware International Advisers, Ltd. subadvising the Diversified Income Series

                    DIVERSIFIED INCOME SERIES (STANDARD CLASS): Total return. THIS FUND WILL BE AVAILABLE AS OF MAY 10, 2004. CONSULT YOUR FINANCIAL ADVISER.

                    EMERGING MARKETS SERIES (STANDARD CLASS): Capital appreciation.

                    HIGH YIELD SERIES (STANDARD CLASS): Total return.

                    LARGE CAP VALUE SERIES (STANDARD CLASS): Growth and income.

                    REIT SERIES (STANDARD CLASS): Total return.

                    SMALL CAP VALUE SERIES (STANDARD CLASS): Capital appreciation.

                    TREND SERIES (STANDARD CLASS): Capital appreciation.

                    U. S. GROWTH SERIES (STANDARD CLASS): Capital appreciation.

               FIDELITY VARIABLE INSURANCE PRODUCTS, advised by Fidelity Management & Research Company

                    CONTRAFUND PORTFOLIO (SERVICE CLASS): Long-term capital appreciation.

                    GROWTH PORTFOLIO (SERVICE CLASS): Capital appreciation.

                    GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS): Capital growth.

                    HIGH INCOME PORTFOLIO (SERVICE CLASS): High current income.

                    OVERSEAS PORTFOLIO (SERVICE CLASS): Long-term growth.

               FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, advised by Franklin Advisers, Inc. for the Franklin Small Cap Fund, Templeton Investment Counsel, LLC for the Templeton Foreign Securities Fund, and by Templeton Global Advisors Limited, with Templeton Asset Management Ltd subadvising, for the Templeton Growth Securities Fund

                    FRANKLIN SMALL CAP FUND (CLASS 1): Long-term growth.

                    TEMPLETON FOREIGN SECURITIES FUND (CLASS 2): Long-term growth.

                    TEMPLETON GROWTH SECURITIES FUND (CLASS 2): Long-term growth.

               JANUS ASPEN SERIES, advised by Janus Capital Management LLC

                    BALANCED PORTFOLIO (INSTITUTIONAL SHARES): Long-term growth and current income.

                    GLOBAL TECHNOLOGY PORTFOLIO (SERVICE SHARES): Long-term growth.

                    MID CAP GROWTH PORTFOLIO (SERVICE SHARES): Long-term growth.

                    WORLDWIDE GROWTH PORTFOLIO (INSTITUTIONAL SHARES): Long-term growth.

               LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, advised by Delaware Management Company, with Delaware International Advisers, Ltd. subadvising the International Fund, Fidelity Management & Research Company subadvising the Equity-Income Fund, Janus Capital Management LLC subadvising the Capital Appreciation Fund,
               T. Rowe Price Associates, Inc. subadvising the Aggressive Growth Fund, and UBS Global Asset Management (Americas) Inc. subadvising the Global Asset Allocation Fund

                    AGGRESSIVE GROWTH FUND (STANDARD CLASS): Maximum capital appreciation.

                    BOND FUND (STANDARD CLASS): Current income.

                    CAPITAL APPRECIATION FUND (STANDARD CLASS): Long-term growth.

                    EQUITY-INCOME FUND (STANDARD CLASS): Income.

                    GLOBAL ASSET ALLOCATION FUND (STANDARD CLASS): Total return.

                    INTERNATIONAL FUND (STANDARD CLASS): Capital appreciation.

                    MONEY MARKET FUND (STANDARD CLASS): Preservation of capital.

                    SOCIAL AWARENESS FUND (STANDARD CLASS): Capital appreciation.

               MFS(R) VARIABLE INSURANCE TRUST, advised by Massachusetts Financial Services Company

                    CAPITAL OPPORTUNITIES SERIES (INITIAL CLASS): Capital appreciation.

                    EMERGING GROWTH SERIES (INITIAL CLASS): Long-term growth.

                    TOTAL RETURN SERIES (INITIAL CLASS): Growth and income.

                    UTILITIES SERIES (INITIAL CLASS): Growth and income.

               NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

                    MID-CAP GROWTH PORTFOLIO (I CLASS): Capital appreciation.

                    PARTNERS PORTFOLIO (I CLASS): Capital appreciation.

                    REGENCY PORTFOLIO (I CLASS): Long-term growth.

               PUTNAM VARIABLE TRUST, advised by Putnam Investment Management, L.L.C.

                    GROWTH & INCOME FUND (CLASS IB): Growth and income.

                    HEALTH SCIENCES FUND (CLASS IB): Capital appreciation.

               SCUDDER INVESTMENT VIT FUNDS, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

                    EAFE(R) EQUITY INDEX FUND (CLASS A): Capital appreciation.

                    EQUITY 500 INDEX FUND (CLASS A): Capital appreciation.

                    SMALL CAP INDEX FUND (CLASS A): Capital appreciation.

               FUND WITHDRAWAL AND SUBSTITUTION

               Lincoln Life may withdraw funds and substitute shares of other funds if:

               1) the shares of any fund should no longer be available for investment by the Separate Account; or
               2) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

               We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitutions. Substitute funds may have higher charges than the funds being replaced.

               VOTING RIGHTS

               The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares of our Sub-Account invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

               We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners.

POLICY CHARGES AND FEES

               Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

               In addition to policy charges, the investment adviser for each of the funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser, and other expenses incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses). Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses is contained in each fund's prospectus.

               The monthly deductions, including the cost of insurance charges, may be deducted in two ways:

               1) Proportionately from the net accumulation value of each underlying investment option subject to the charge.
               2) From the net accumulation value of specific funds which you have designated.

               If you have selected designated funds, and in a given month there is not sufficient value in those funds to cover the monthly deduction, we will take the remaining monthly deduction pro rata from the rest of the funds in your policy that have value.

               If you have not selected designated funds, the monthly deductions will be taken pro rata from all of the funds in your policy that have value.

               The monthly deductions are made on the "monthly anniversary day," the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day. You may select or change designated funds at any time prior to a monthly anniversary day by contacting our Administrative Office.

               If the value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.

               PREMIUM LOAD; NET PREMIUM PAYMENT

               We deduct 5% from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. The premium payment, net of the premium load, is called the "net premium payment."

               SURRENDER CHARGES

               A surrender charge may apply if the policy is totally surrendered. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

               The surrender charge varies by age of the insured, the number of years since the date of issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $54.00 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

               The duration of the surrender charge is 15 years for full surrenders. The length of the surrender charge period varies based on the age of the insured on the date of issue or the date of an increase in your specified amount as follows:

                                      AGE       SURRENDER CHARGE PERIOD
                                      ---       -----------------------
                                      0-50             15 years
                                       51              14 years
                                       52              13 years
                                       53              12 years
                                       54              11 years
                                       55+             10 years

               Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 15 years following policy issue, or any increase in specified amount.

               If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you supplemental policy specifications reflecting the maximum additional surrender charge.

               If you decrease your specified amount while the surrender charge still applies, the surrender charge will remain the same.

               Any surrender may have tax implications. Consult your financial adviser before initiating a surrender.

               PARTIAL SURRENDER FEE

               No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.

               FUND TRANSFER FEE

               For each transfer request in excess of 12 made during any policy year, we will charge you an administrative fee of $25. This fee is currently being waived, but we reserve the right to charge it.

               MORTALITY AND EXPENSE RISK CHARGE

               We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.75% in policy years 1-10, 0.35% in policy years 11-20 and 0.20% in policy years 21 and beyond.

               COST OF INSURANCE CHARGE

               A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

               The cost of insurance charge depends on the policy duration, the age, underwriting category and gender (in accordance with state law) of the insured, and the current net amount at risk. The net amount at risk is the death benefit minus the greater of zero or the policy value, and may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.

               The cost of insurance is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4%), subtracting the value at the beginning of the policy month, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company.

               The current cost of insurance charge may be less than the guaranteed cost of insurance charge, but it will never exceed the maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.

               ADMINISTRATIVE FEE

               There is a flat monthly deduction of $15 during the first policy year and, currently, $5 monthly thereafter (guaranteed not to exceed $10 monthly after the first policy year). This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

               POLICY LOAN INTEREST

               If you borrow against your policy, interest will be charged to the Loan Account value. The annual effective interest rate is 8% in all policy years. We will credit interest to the Loan Account at a rate of 7% in years 1-10 and 8% thereafter.

               RIDER CHARGES

               Waiver of Monthly Deductions. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12%.

               CASE EXCEPTIONS

               Charges and fees may be reduced in some circumstances where policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.

YOUR INSURANCE POLICY

               Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

               We may add, change or eliminate any funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

               We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

               If we obtain appropriate approvals from policy owners and securities regulators, we may:

               -  change the investment objective of the Separate Account.

               - operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws

               -  deregister the Separate Account

               -  combine the Separate Account with another separate account

               We will notify you of any change that is made.

               The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; guaranteed maximum cost of insurance rates; and No Lapse premium (if elected).

               When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

               The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

               Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

               The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.

               Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

               We allow telephone and other electronic transactions when you provide us authorization to do so. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

               Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.

               APPLICATION

               If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the underwriting category, age, and gender of the insured.

               A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the insured.

               OWNER

               The owner on the date of issue is designated in the policy specifications. You, as owner, will make the following choices:

               1) initial death benefit amount and death benefit option;
               2) optional No Lapse protection and riders;
               3) the amount and frequency of premium payments; and
               4) the amount of net premium payment to be placed in the selected
                  Sub-Accounts or the Fixed Account.

               You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date you sign them.

               RIGHT-TO-EXAMINE PERIOD

               You may return your policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund the full amount of any premium payments made. If a premium payment was made by check, there may be a delay until the check clears.

               Any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application.

               INITIAL SPECIFIED AMOUNT

               You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.

               TRANSFERS

               You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

               Transfer of amounts from one Sub-Account to another or from the Sub-Accounts to the Fixed Account are possible at any time. Within 30 days after each anniversary of the date of issue, you may transfer up to 20% of the Fixed Account value (as of the preceding anniversary of the date of issue) to one or more Sub-Accounts. The cumulative amount of transfers from the Fixed Account within any such 30 day period cannot exceed 20% of the Fixed Account value on the most recent policy anniversary.

               Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

               Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing.

               Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.

               LIMITS ON FREQUENT TRANSFERS


               Your policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt the management of a fund; increase trading and transaction costs and raise expenses; disrupt planned investment strategies; force unplanned portfolio turnover and adversely affect fund performance through asset swings that decrease the fund's ability to provide maximum investment return to all policy owners. Accordingly, organizations and individuals that use market-timing investment strategies and make frequent transfers should not purchase this policy.


               We periodically monitor the frequency and dollar amounts of trades to identify market-timing activity. If we believe we have identified market-timing activity, we will restrict transfers. We reserve the right to restrict, in our discretion and without prior notice, transfers initiated by an individual, market-timing organization or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions include, but are not limited to:

               1) requiring that all transfer requests be made only through regular U.S. mail; and
               2) not accepting transfer instructions from an agent acting on behalf of more than one policy owner; and
               3) not accepting preauthorized transfer forms from market-timers or other entities acting on behalf of more than one policy owner at a time.

               We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine will disadvantage or potentially hurt the rights or interests of other policy owners or harm the funds. Transfer requests may be subject to additional terms and conditions imposed by the funds.

               We will notify you in writing if we have restricted or refused any of your transfer requests. We apply these limitations to all policy owners in a consistent manner.

               OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS

               You may elect to participate in programs for dollar cost averaging or automatic rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

               DOLLAR COST AVERAGING systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

               If the owner elects Dollar Cost Averaging from either the Money Market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

               You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

               Dollar cost averaging terminates automatically:

               (1) if the value in the Money Market Sub-Account is insufficient to complete the next transfer;
               (2) one week after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
               (3) if the number of designated transfers has been completed; or
               (4) if your policy is surrendered.

               AUTOMATIC REBALANCING periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

               You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.

               RIDERS

               We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, they may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

               WAIVER OF MONTHLY DEDUCTION RIDER: If desired, you must select this rider when you initially apply for insurance. Lincoln Life will maintain the death benefit by paying covered monthly deductions during periods of disability. Charges for this rider, if elected, are part of the monthly deductions.

               ACCOUNTING VALUE RIDER: If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your policy is fully surrendered in the first four policy years, this rider provides enhanced cash surrender values by using a table of alternate surrender charges. The rider does not provide for enhanced cash surrender value for partial surrenders and loans. There is no charge for this rider.

               CHANGE OF INSURED RIDER: With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider, however policy charges applicable to the new insured may differ from charges applicable to the current insured.

               COVERAGE PROTECTION BENEFIT RIDER. This rider, while previously available, is no longer offered.

               This rider provides you with additional protection to prevent a lapse in your policy. It protects your policy from lapse as long as the coverage protection value is not less than zero, therefore providing you a means of maintaining the death benefit when there are insufficient funds in your account to pay for that month's cost of Insurance charges.

               It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash surrender value. Also, it does not provide any type of market performance guarantee, nor does it offer protection against the lapse of your policy due to actual investment gains or losses that are worse than expected.

               We calculate the coverage protection value in a fashion similar to the net accumulation value, but use current expenses and a unique table of guaranteed monthly insurance factors called the coverage protection factors. We fix these factors at date of issue for the life of the policy. We also use an investment adjustment in lieu of any actual gain or loss due to market performance of the Variable Account and in lieu of any actual interest credited to the Fixed Account. The investment adjustment is intended to reflect a gain, or loss, in relative proportion to what is realized in calculating the net accumulation value for that period.

               In certain states, the rider may be provided under a different name.

               CONTINUATION OF COVERAGE

               If the insured is still living at age 100, and the policy has not been surrendered, the policy will remain in force until surrender or death of the insured. There are certain changes that will take place:

               1) we will no longer accept premium payments;
               2) we will make no further deductions;
               3) policy values held in the Separate Account will be transferred to the Fixed Account; and
               4) we will no longer transfer amounts to the Sub-Accounts.

               TERMINATION OF COVERAGE

               All policy coverage terminates on the earliest of:

               1) surrender of the policy;
               2) death of the insured; or
               3) failure to pay the necessary amount of premium to keep your policy in force.

               STATE REGULATION

               The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state specific features.

PREMIUMS

               You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to maintain the No Lapse provision or to keep the policy in force. Premiums may be paid any time before the insured reaches age 100.

               The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.

               ALLOCATION OF NET PREMIUM PAYMENTS

               Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

               You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M. Eastern Time, unless the New York Stock Exchange closes earlier.

               The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.

               PLANNED PREMIUMS; ADDITIONAL PREMIUMS

               Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

               In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

               Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

               You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

               We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

               We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you.

               POLICY VALUES

               Policy value in a variable life insurance policy is also called the accumulation value.

               The accumulation value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:

                  1) net premium payments made;

                  2) the amount of any partial surrenders;

                  3) any increases or decreases as a result of market
                     performance of the Sub-Accounts;

                  4) interest credited to the Fixed Account or the Loan Account;
                     and

                  5) all charges and fees deducted.

               The Separate Account value, if any, is the portion of the accumulation value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable accumulation value.

               A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

               1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus
               2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
               3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

               In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

               The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

               The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.

               The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account value. Interest is credited on the Loan Account at an effective annual rate of 7% in policy years 1-10 and 8% thereafter.

               The "net" accumulation value is the accumulation value less the Loan Account value. It represents the net value of your policy and is the basis for calculating the surrender value.

               We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.

DEATH BENEFITS

               The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.

               DEATH BENEFIT OPTIONS

               Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

               1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any indebtedness;
                  or
               2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.

OPTION                     DEATH BENEFIT PROCEEDS EQUAL TO THE                                        VARIABILITY

  1      Specified amount (a minimum of $100,000)                                          None; level death benefit

  2      Sum of the specified amount plus the net accumulation value as of the date of     May increase or decrease over time,
         the insured's death.                                                              depending on the amount of premium paid
                                                                                           and the investment performance of the
                                                                                           underlying Sub-Accounts or the Fixed
                                                                                           Account.

  3      Sum of the specified amount plus the accumulated premiums (all premiums paid      Will generally increase, depending on the
         minus the cumulative policy factor, if that factor is elected) up to the limit    amount of premium paid.
         shown in the policy specifications, as of the date of the insured's death. Any premium paid that will cause the death benefit proceeds to exceed this limit will be applied to the policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:

           a) the applicable monthly rate then used by the Internal Revenue Service
              (IRS); or

           b) an alternative monthly rate permitted by the IRS; times

           c) the specified amount divided by 1000.

               If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.

               CHANGES TO THE INITIAL SPECIFIED AMOUNT AND DEATH BENEFIT OPTIONS

               Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

               The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

               You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.

OPTION CHANGE                                         IMPACT
   1 to 2       The specified amount will be reduced by the accumulation value as of the effective date of change.

   2 to 1       The specified amount will be increased by the accumulation value as of the effective date of change.

   1 to 3       The specified amount will not change.

   3 to 1       The specified amount will be increased by accumulated premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.

   2 to 3       The specified amount will be increased by the accumulation value as of the effective date of change.

   3 to 2       - If the accumulation value is greater than the accumulated premium (less cumulative policy factor if that factor elected), the specified amount will be reduced by the accumulation value less accumulated premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.

                - If the accumulation values is less than the accumulated premium (less the cumulative policy factor if elected), the specified amount will be increased by the accumulated premium (less the cumulative policy factor if that factor is elected), less the accumulation value as of the effective date of change.

               Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

               We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

               Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.

               DEATH BENEFIT PROCEEDS

               Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

               After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.

POLICY SURRENDERS

               You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

               The surrender value of your policy is the amount you can receive by surrendering the policy. The surrender value is the net accumulation value less any applicable surrender charge, less any accrued loan interest not yet charged.

               Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

               PARTIAL SURRENDER

               You may make a partial surrender, withdrawing a portion of your policy values. You may request a partial surrender in writing or electronically, if previously authorized. The total of all partial surrenders may not exceed 90% of the surrender value of your policy and may not cause the specified amount to be less than $100,000. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

               Partial surrenders may reduce the accumulation value and the specified amount. The amount of the partial surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.

 DEATH BENEFIT
OPTION IN EFFECT                      IMPACT OF PARTIAL SURRENDER
       1            Will reduce the accumulation value and the specified amount.

       2            Will reduce the accumulation value, but not the specified amount.

       3            Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the partial surrender exceeds the accumulated premiums.

               Partial surrender proceeds will generally be paid within seven days of our receipt of your request.

               We may at our discretion decline any request for a partial surrender.

POLICY LOANS

               You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

               The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 8% in all policy years, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy.

               The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the Loan Account value. Lincoln Life credits interest to the loan account value at a rate of 7% in policy years 1-10 and 8% thereafter, so the net cost of a policy loan is 1% in years 1-10 and 0% thereafter.

               Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

               If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the No Lapse provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

LAPSE AND REINSTATEMENT

               If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the No Lapse provision is in effect, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

               1) because it has been exhausted by earlier deductions;

               2) as a result of poor investment performance;

               3) due to partial surrenders;

               4) due to indebtedness for policy loans; or

               5) because of a combination of any of these factors.

               If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

               If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and

               (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.

               NO LAPSE PROVISION

               Availability of the No Lapse provision may vary in some states. Where available, there is no charge for this feature. This provision is only available with death benefit options 1 and 2.

               The No Lapse premium is the cumulative premium required to have been paid by each monthly anniversary day to prevent the policy from lapsing. If this policy has a No Lapse premium shown on the specifications, this policy will not lapse if, at each monthly anniversary day, the sum of all premium payments less any policy loans (including any accrued loan interest) and partial surrenders is at least equal to the sum of the No Lapse premiums (as indicated in the policy specifications) due since the date of issue of the policy.

               There is no difference in the calculation of policy values and death benefit between a policy that has the No Lapse provision, and a policy that does not. This is true whether or not the No Lapse provision is active and keeping the policy from lapsing.

               A grace period will be allotted after each monthly anniversary day on which insufficient premiums have been paid. The grace period is the later of (a) 31 days after the date of mailing of the notice (as explained above), and (b) 61 days after the date of the monthly anniversary day with respect to which such notice was sent. The payment of sufficient additional premiums during the grace period will keep the No Lapse provision in force.

               The No Lapse provision will be terminated if you fail to meet the premium requirements, if there is an increase in specified amount or if you change the death benefit option. Once the No Lapse provision terminates, it cannot be reinstated.

               If the No Lapse provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No Lapse premium would have been. If you pay only the minimum premium needed to keep the No Lapse provision in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.

               REINSTATEMENT OF A LAPSED POLICY

               If the No Lapse provision is not in effect, and your policy has lapsed, you may reinstate your policy provided:

               1) it has not been surrendered;
               2) there is an application for reinstatement in writing;
               3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk;

               4) we receive a payment sufficient to keep your policy in force for at least two months; and

               5) any accrued loan interest is paid.

               The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.

TAX ISSUES

               The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.

               TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

               TAX STATUS OF THE POLICY. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

               The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

               INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

               RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

               NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

               TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

               TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.

               POLICIES WHICH ARE MECs

               CHARACTERIZATION OF A POLICY AS A MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years.

               TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

               PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

               SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

               POLICIES WHICH ARE NOT MECs

               TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

               CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

               TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

               OTHER CONSIDERATIONS

               INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges the policy, which ends at age 100, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

               COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

               DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

               FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

               CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

               FAIR VALUE OF YOUR POLICY

               It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.

               TAX STATUS OF LINCOLN LIFE

               Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

               In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator.

LEGAL PROCEEDINGS

               Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

               After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the Separate Account or the Principal Underwriter.

FINANCIAL STATEMENTS

               Financial statements of the Separate Account and consolidated financial statements of the Company are located in the SAI.

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).

                          TABLE OF CONTENTS OF THE SAI

GENERAL INFORMATION 2
   Lincoln Life                                    2
   Registration Statement                          2
   Changes of Investment Policy                    2
   Principal Underwriter                           3
   Disaster Plan                                   3
   Advertising                                     3
SERVICES                                           3
   Independent Auditors                            3
   Accounting Services                             3
   Checkbook Service for Disbursements             4
POLICY INFORMATION                                 4
   Case Exceptions                                 4
   Assignment                                      4
   Change of Ownership                             5
   Beneficiary                                     5
   Change of Plan                                  5
   Settlement Options                              5
   Deferral of Payments                            6
   Incontestability                                6
   Misstatement of Age or Gender                   6
   Suicide                                         6
ADDITIONAL INFORMATION ABOUT CHARGES               6
   Surrender Charges                               6
FINANCIAL STATEMENTS                               7
   Separate Account                              M-1
   Company                                       S-1
PERFORMANCE DATA                                 P-1

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 942-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our Internet site, www.LFG.com

Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-42479
1940 Act Registration No. 811-08557

                                END OF PROSPECTUS

                    STATEMENT OF ADDITIONAL INFORMATION (SAI)

                                DATED MAY 1, 2004
                  RELATING TO PROSPECTUS DATED MAY 1, 2004 FOR

                             LINCOLN VUL(CV) PRODUCT

        LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M, REGISTRANT

             THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, DEPOSITOR

The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
        Client Service Center, MVL-1
        350 Church Street
        Hartford, CT 06103-1106;
or by telephoning 1-800-444-2363, and requesting a copy of the Lincoln VUL(CV) product prospectus.

                          TABLE OF CONTENTS OF THE SAI

CONTENT                                                                 PAGE
------                                                                  ----
GENERAL INFORMATION                                                        2
   Lincoln Life                                                            2
   Registration Statement                                                  2
   Changes of Investment Policy                                            2
   Principal Underwriter                                                   3
   Disaster Plan                                                           3
   Advertising                                                             3
SERVICES                                                                   3
   Independent Auditors                                                    3
   Accounting Services                                                     3
   Checkbook Service for Disbursements                                     4
POLICY INFORMATION                                                         4
   Case Exceptions                                                         4
   Assignment                                                              4
   Change of Ownership                                                     5
   Beneficiary                                                             5
   Change of Plan                                                          5
   Settlement Options                                                      5
   Deferral of Payments                                                    6
   Incontestability                                                        6
   Misstatement of Age or Gender                                           6
   Suicide                                                                 6
ADDITIONAL INFORMATION ABOUT CHARGES                                       6
   Surrender Charges                                                       6
FINANCIAL STATEMENTS                                                       7
   Separate Account                                                      M-1
   Company                                                               S-1
PERFORMANCE DATA                                                         P-1

GENERAL INFORMATION

               LINCOLN LIFE

               The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
               (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

               Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

               Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

               A blanket bond with a per event limit of $25 million and an annual policy aggregate limit of $50 million covers all of the officers and employees of the Company.

               REGISTRATION STATEMENT

               A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.

               CHANGES OF INVESTMENT POLICY

               Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.

               If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.

               The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.

               PRINCIPAL UNDERWRITER

               Lincoln Life, 1300 S. Clinton Street, Fort Wayne, IN 46802, is the principal underwriter for the policies, which are offered continuously. Lincoln Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies.

               DISASTER PLAN

               We have assigned full-time staff devoted to the development of business continuity plans in conjunction with a national vendor. In addition, we have a site available in which to recover our critical business functions in the event of a disaster. We also conduct tests of our capabilities and plans in the event of a disaster.

               ADVERTISING

               Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

SERVICES

               INDEPENDENT AUDITORS

               The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing elsewhere in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.

               ACCOUNTING SERVICES

               We have entered into an agreement with the Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.

               CHECKBOOK SERVICE FOR DISBURSEMENTS

               We offer a checkbook service in which the death benefit proceeds are transferred into an interest-bearing account, in the beneficiary's name as owner of the account. Your beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the beneficiary additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.

               We also offer this same checkbook service for surrenders of your policy of $500,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately -- even a check for the entire amount.

POLICY INFORMATION

               CASE EXCEPTIONS

               This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.

               ASSIGNMENT

               While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

               Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.

               CHANGE OF OWNERSHIP

               As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.

               BENEFICIARY

               The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

               You may change the beneficiary at any time while the insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

               If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.

               CHANGE OF PLAN

               Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.

               SETTLEMENT OPTIONS

               You may elect or change a settlement option while the insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

               If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

               Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

               You have at least four settlement options:
               1) an annuity for the lifetime of the payee;
               2) an annuity for the lifetime of the payee, with monthly
                  payments guaranteed for 60, 120, 180, or 240 months;

               3) monthly payments for a stated number of years, at least five but no more than thirty.
               4) payment of a maximum of 3% interest annually on the sum left on deposit.

               We may offer you or your beneficiary additional settlement options in the future.

               DEFERRAL OF PAYMENTS

               Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.

               INCONTESTABILITY

               The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).

               MISSTATEMENT OF AGE OR GENDER

               If the age or gender of the insured has been misstated, benefits will be adjusted based on the following values:
               1) the net amount at risk at the time of the insured's death;
               2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and
               3) the accumulation value at the time of the insured's death.

               The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.

               SUICIDE

               If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.

ADDITIONAL INFORMATION ABOUT CHARGES

               SURRENDER CHARGES

               The initial maximum surrender charge is calculated as (a) plus
               (b), with that result not to exceed (c), minus (d), where
                  (a) is 1.25 times the curtate net level premium for the
                      specified amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;
                  (b) is $10 per $1000 of specified amount;
                  (c) is $50 per $1000 of specified amount; and
                  (d) is $60.

               Algebraically, this formula is equivalent to Min{a+b,c}-d.

               The maximum surrender charge decreases from its initial amount during the first 20 years. In general terms, the initial maximum surrender charge is amortized in proportion to a 20 year life contingent annuity due. In formulas, the maximum surrender charge at a point in time "t" years after issue is (a) times (b), where
                  (a) is the initial maximum surrender charge; and
                  (b) is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.
               The actual surrender charge may be less than the maximum surrender charge, and is included in each policy. No surrender charge is applied in the 16th policy year or beyond.

FINANCIAL STATEMENTS

               The December 31, 2003 financial statements of the Separate Account and consolidated financial statements of the Company follow.

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2003

                                                                              CONTRACT PURCHASES
                                                                              DUE FROM THE LINCOLN
                                                                              NATIONAL LIFE
SUBACCOUNT                                                  INVESTMENTS       INSURANCE COMPANY      TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                               $     2,845,834            $        --   $     2,845,834
AIM V.I. Diversified Income                                         688,522                     --           688,522
AIM V.I. Growth                                                  18,744,785                  7,170        18,751,955
AIM V.I. International Growth                                     4,708,857                  2,579         4,711,436
AIM V.I. Premier Equity                                          25,588,303                 94,581        25,682,884
ABVPSF Growth and Income                                          5,729,747                142,937         5,872,684
ABVPSF Premier Growth                                             1,403,231                     --         1,403,231
ABVPSF Small Cap Value                                            3,166,403                     --         3,166,403
ABVPSF Technology                                                 1,035,118                     --         1,035,118
American Funds Global Small Capitalization Class 2                9,021,527                 61,353         9,082,880
American Funds Growth Class 2                                    48,387,953                 94,698        48,482,651
American Funds Growth -- Income Class 2                          41,409,879                 75,860        41,485,739
American Funds International Class 2                              6,684,554                 53,580         6,738,134
Baron Capital Asset                                               4,162,525                     --         4,162,525
M Fund Brandes International Equity                                  48,423                    481            48,904
M Fund Business Opportunity Value                                        70                     --                70
Delaware VIPT Emerging Markets                                    3,323,953                     --         3,323,953
Delaware VIPT High Yield                                          6,408,805                  9,893         6,418,698
Delaware VIPT Large Cap Value                                     2,536,435                    399         2,536,834
Delaware VIPT REIT                                               11,826,790                  3,230        11,830,020
Delaware VIPT Small Cap Value                                    21,882,803                 56,634        21,939,437
Delaware VIPT Trend                                              18,332,206                 89,680        18,421,886
Delaware VIPT U.S. Growth                                           164,056                     --           164,056
Fidelity VIP Asset Manager                                          860,756                     --           860,756
Fidelity VIP Contrafund Service Class                            17,993,329                108,170        18,101,499
Fidelity VIP Equity-Income                                        4,989,421                     --         4,989,421
Fidelity VIP Equity-Income Service Class                          3,426,872                 26,095         3,452,967
Fidelity VIP Growth Service Class                                 5,460,581                     --         5,460,581
Fidelity VIP Growth Opportunities Service Class                   4,305,408                    150         4,305,558
Fidelity VIP High Income Service Class                            2,676,574                     --         2,676,574
Fidelity VIP Investment Grade Bond                                2,945,722                     --         2,945,722

                                                            CONTRACT REDEMPTIONS   MORTALITY & EXPENSE GUARANTEE
                                                            DUE TO THE LINCOLN     CHARGES PAYABLE TO THE
                                                            NATIONAL LIFE          LINCOLN NATIONAL LIFE
SUBACCOUNT                                                  INSURANCE COMPANY      INSURANCE COMPANY              NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                        $        46                    $        62   $     2,845,726
AIM V.I. Diversified Income                                                   --                             15           688,507
AIM V.I. Growth                                                               --                            403        18,751,552
AIM V.I. International Growth                                                 --                            101         4,711,335
AIM V.I. Premier Equity                                                       --                            550        25,682,334
ABVPSF Growth and Income                                                      --                            124         5,872,560
ABVPSF Premier Growth                                                         --                             30         1,403,201
ABVPSF Small Cap Value                                                     1,498                             69         3,164,836
ABVPSF Technology                                                          8,288                             23         1,026,807
American Funds Global Small Capitalization Class 2                            --                            194         9,082,686
American Funds Growth Class 2                                                 --                          1,042        48,481,609
American Funds Growth -- Income Class 2                                       --                            894        41,484,845
American Funds International Class 2                                          --                            142         6,737,992
Baron Capital Asset                                                            3                             90         4,162,432
M Fund Brandes International Equity                                           --                              1            48,903
M Fund Business Opportunity Value                                             --                             --                70
Delaware VIPT Emerging Markets                                               173                             71         3,323,709
Delaware VIPT High Yield                                                      --                            140         6,418,558
Delaware VIPT Large Cap Value                                                 --                             55         2,536,779
Delaware VIPT REIT                                                            --                            253        11,829,767
Delaware VIPT Small Cap Value                                                 --                            476        21,938,961
Delaware VIPT Trend                                                           --                            395        18,421,491
Delaware VIPT U.S. Growth                                                     --                              4           164,052
Fidelity VIP Asset Manager                                                   341                             19           860,396
Fidelity VIP Contrafund Service Class                                         --                            385        18,101,114
Fidelity VIP Equity-Income                                                    30                            109         4,989,282
Fidelity VIP Equity-Income Service Class                                      --                             73         3,452,894
Fidelity VIP Growth Service Class                                             37                            119         5,460,425
Fidelity VIP Growth Opportunities Service Class                               --                             91         4,305,467
Fidelity VIP High Income Service Class                                        15                             57         2,676,502
Fidelity VIP Investment Grade Bond                                            60                             64         2,945,598

See accompanying notes.

                                                                              CONTRACT PURCHASES
                                                                              DUE FROM THE LINCOLN
                                                                              NATIONAL LIFE
SUBACCOUNT                                                  INVESTMENTS       INSURANCE COMPANY      TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class                         $       630,733            $     1,660   $       632,393
M Fund Frontier Capital Appreciation                                 43,560                  3,978            47,538
FTVIPT Franklin Small Cap                                         3,364,837                 19,776         3,384,613
FTVIPT Templeton Foreign Securities                               3,294,173                     --         3,294,173
FTVIPT Templeton Foreign Securities Class 2                       5,497,298                     --         5,497,298
FTVIPT Templeton Global Asset Allocation                            588,815                     --           588,815
FTVIPT Templeton Growth Securities                                3,495,645                 48,602         3,544,247
FTVIPT Templeton Growth Securities Class 2                        2,765,565                     --         2,765,565
Janus Aspen Series Balanced                                      14,293,511                     --        14,293,511
Janus Aspen Series Balanced Service Shares                        4,783,063                  1,455         4,784,518
Janus Aspen Series Global Technology Service Shares               1,486,239                  1,406         1,487,645
Janus Aspen Series Mid Cap Growth Service Shares                  1,274,519                     --         1,274,519
Janus Aspen Series Worldwide Growth                              15,349,883                 19,171        15,369,054
Janus Aspen Series Worldwide Growth Service Shares                3,124,543                     36         3,124,579
Lincoln VIPT Aggressive Growth                                      135,294                     --           135,294
Lincoln VIPT Bond                                                32,181,714                 86,243        32,267,957
Lincoln VIPT Capital Appreciation                                 7,619,562                     --         7,619,562
Lincoln VIPT Equity-Income                                        4,588,524                     --         4,588,524
Lincoln VIPT Global Asset Allocation                                957,742                     --           957,742
Lincoln VIPT International                                        1,440,665                 46,587         1,487,252
Lincoln VIPT Money Market                                        46,772,172                 41,991        46,814,163
Lincoln VIPT Social Awareness                                     1,823,844                    836         1,824,680
MFS VIT Capital Opportunities                                       452,640                     --           452,640
MFS VIT Emerging Growth                                          11,501,292                  3,095        11,504,387
MFS VIT Total Return                                             18,186,615                 17,461        18,204,076
MFS VIT Utilities                                                 7,676,938                     --         7,676,938
NB AMT Mid-Cap Growth                                            10,347,475                 53,904        10,401,379
NB AMT Partners                                                   1,491,549                     --         1,491,549
NB AMT Regency                                                    3,680,705                     --         3,680,705
OCC Accumulation Global Equity                                      669,710                     --           669,710
OCC Accumulation Managed                                            663,478                  2,049           665,527
Putnam VT Growth & Income Class IB                                1,984,007                     53         1,984,060
Putnam VT Health Sciences Class IB                                1,009,183                 19,039         1,028,222
Scudder VIT EAFE Equity Index                                     3,716,062                 37,945         3,754,007
Scudder VIT Equity 500 Index                                     50,797,735                157,783        50,955,518
Scudder VIT Small Cap Index                                       7,990,466                     --         7,990,466
M Fund Turner Core Growth                                            21,887                 11,697            33,584

                                                            CONTRACT REDEMPTIONS   MORTALITY & EXPENSE GUARANTEE
                                                            DUE TO THE LINCOLN     CHARGES PAYABLE TO THE
                                                            NATIONAL LIFE          LINCOLN NATIONAL LIFE
SUBACCOUNT                                                  INSURANCE COMPANY      INSURANCE COMPANY              NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class                                  $        --                    $        14   $       632,379
M Fund Frontier Capital Appreciation                                          --                              1            47,537
FTVIPT Franklin Small Cap                                                     --                             73         3,384,540
FTVIPT Templeton Foreign Securities                                          319                             72         3,293,782
FTVIPT Templeton Foreign Securities Class 2                                   64                            118         5,497,116
FTVIPT Templeton Global Asset Allocation                                      --                             13           588,802
FTVIPT Templeton Growth Securities                                            --                             75         3,544,172
FTVIPT Templeton Growth Securities Class 2                                    --                             59         2,765,506
Janus Aspen Series Balanced                                                  173                            313        14,293,025
Janus Aspen Series Balanced Service Shares                                    --                            102         4,784,416
Janus Aspen Series Global Technology Service Shares                           --                             32         1,487,613
Janus Aspen Series Mid Cap Growth Service Shares                              37                             27         1,274,455
Janus Aspen Series Worldwide Growth                                           --                            331        15,368,723
Janus Aspen Series Worldwide Growth Service Shares                            --                             68         3,124,511
Lincoln VIPT Aggressive Growth                                                --                              3           135,291
Lincoln VIPT Bond                                                             --                            699        32,267,258
Lincoln VIPT Capital Appreciation                                            363                            167         7,619,032
Lincoln VIPT Equity-Income                                                    --                             98         4,588,426
Lincoln VIPT Global Asset Allocation                                          --                             21           957,721
Lincoln VIPT International                                                    --                             32         1,487,220
Lincoln VIPT Money Market                                                     --                          1,025        46,813,138
Lincoln VIPT Social Awareness                                                 --                             39         1,824,641
MFS VIT Capital Opportunities                                                 --                             10           452,630
MFS VIT Emerging Growth                                                       --                            248        11,504,139
MFS VIT Total Return                                                          --                            397        18,203,679
MFS VIT Utilities                                                            118                            166         7,676,654
NB AMT Mid-Cap Growth                                                         --                            225        10,401,154
NB AMT Partners                                                               --                             32         1,491,517
NB AMT Regency                                                               305                             79         3,680,321
OCC Accumulation Global Equity                                                --                             15           669,695
OCC Accumulation Managed                                                      --                             15           665,512
Putnam VT Growth & Income Class IB                                            --                             42         1,984,018
Putnam VT Health Sciences Class IB                                            --                             22         1,028,200
Scudder VIT EAFE Equity Index                                                 --                             79         3,753,928
Scudder VIT Equity 500 Index                                                  --                          1,080        50,954,438
Scudder VIT Small Cap Index                                                  733                            174         7,989,559
M Fund Turner Core Growth                                                     --                             --            33,584

See accompanying notes

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2003

                                                               DIVIDENDS       MORTALITY AND    NET
                                                               FROM            EXPENSE          INVESTMENT      NET REALIZED
                                                               INVESTMENT      GUARANTEE        INCOME          GAIN (LOSS)
SUBACCOUNT                                                     INCOME          CHARGES          (LOSS)          ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                  $         --    $     (20,196)   $    (20,196)   $   (237,969)
AIM V.I. Diversified Income                                          42,724           (5,360)         37,364         (15,208)
AIM V.I. Growth                                                          --         (127,297)       (127,297)     (2,114,248)
AIM V.I. International Growth                                        22,549          (29,316)         (6,767)         40,253
AIM V.I. Premier Equity                                              70,748         (181,734)       (110,986)     (2,347,027)
ABVPSF Growth and Income                                             36,909          (29,949)          6,960          26,430
ABVPSF Premier Growth                                                    --           (7,065)         (7,065)         (4,444)
ABVPSF Small Cap Value                                               11,475          (15,797)         (4,322)        129,051
ABVPSF Technology                                                        --           (4,665)         (4,665)         16,400
American Funds Global Small Capitalization Class 2                   36,082          (45,420)         (9,338)        183,039
American Funds Growth Class 2                                        44,008         (272,526)       (228,518)       (999,926)
American Funds Growth-- Income Class 2                              355,522         (233,323)        122,199        (162,483)
American Funds International Class 2                                 70,435          (28,738)         41,697           1,395
Baron Capital Asset                                                      --          (30,012)        (30,012)         57,137
M Fund Brandes International Equity                                     411             (102)            309             433
M Fund Business Opportunity Value                                        --               --              --              --
Delaware VIPT Devon                                                   4,471             (796)          3,675        (125,814)
Delaware VIPT Emerging Markets                                       57,109          (17,887)         39,222         138,826
Delaware VIPT High Yield                                            234,554          (36,899)        197,655         345,206
Delaware VIPT Large Cap Value                                        11,715          (10,122)          1,593          24,031
Delaware VIPT REIT                                                  164,246          (60,204)        104,042         263,925
Delaware VIPT Small Cap Value                                        57,829         (125,604)        (67,775)        418,351
Delaware VIPT Trend                                                      --         (114,731)       (114,731)       (341,713)
Delaware VIPT U.S. Growth                                                99             (646)           (547)         (2,857)
Fidelity VIP Asset Manager                                           27,466           (6,369)         21,097         (33,314)
Fidelity VIP Contrafund Service Class                                47,611         (111,444)        (63,833)       (161,156)
Fidelity VIP Equity-Income                                           77,096          (34,311)         42,785        (151,353)
Fidelity VIP Equity-Income Service Class                             24,300          (16,597)          7,703          35,314
Fidelity VIP Growth Service Class                                     6,899          (33,136)        (26,237)       (205,557)
Fidelity VIP Growth Opportunities Service Class                      23,112          (28,467)         (5,355)       (210,086)
Fidelity VIP High Income Service Class                              128,850          (18,548)        110,302          40,133
Fidelity VIP Investment Grade Bond                                  142,945          (26,935)        116,010         107,921
Fidelity VIP Overseas Service Class                                   1,361           (3,003)         (1,642)        152,463
M Fund Frontier Capital Appreciation                                     --              (91)            (91)            196
FTVIPT Franklin Small Cap                                                --          (13,949)        (13,949)        109,535
FTVIPT Templeton Foreign Securities                                  53,696          (22,430)         31,266        (248,319)
FTVIPT Templeton Foreign Securities Class 2                          71,827          (33,070)         38,757        (494,514)
FTVIPT Templeton Global Asset Allocation                             11,282           (3,289)          7,993         (17,180)
FTVIPT Templeton Growth Securities                                   41,120          (19,924)         21,196         (10,105)

                                                               DIVIDENDS                         NET CHANGE        NET INCREASE
                                                               FROM                              IN UNREALIZED     (DECREASE)
                                                               NET REALIZED    NET REALIZED      APPRECIATION      IN NET ASSETS
                                                               GAIN ON         GAIN (LOSS)       OR DEPRECIATION   RESULTING
SUBACCOUNT                                                     INVESTMENTS     ON INVESTMENTS    ON INVESTMENTS    FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                  $         --    $   (237,969)     $    900,709      $    642,544
AIM V.I. Diversified Income                                              --         (15,208)           31,429            53,585
AIM V.I. Growth                                                          --      (2,114,248)        6,597,607         4,356,062
AIM V.I. International Growth                                            --          40,253           975,064         1,008,550
AIM V.I. Premier Equity                                                  --      (2,347,027)        7,520,313         5,062,300
ABVPSF Growth and Income                                                 --          26,430         1,050,165         1,083,555
ABVPSF Premier Growth                                                    --          (4,444)          194,168           182,659
ABVPSF Small Cap Value                                               27,376         156,427           587,879           739,984
ABVPSF Technology                                                        --          16,400           188,766           200,501
American Funds Global Small Capitalization Class  2                      --         183,039         2,447,522         2,621,223
American Funds Growth Class 2                                            --        (999,926)       11,948,572        10,720,128
American Funds Growth-- Income Class 2                                   --        (162,483)        8,530,969         8,490,685
American Funds International Class 2                                     --           1,395         1,233,728         1,276,820
Baron Capital Asset                                                      --          57,137           965,787           992,912
M Fund Brandes International Equity                                      --             433             7,389             8,131
M Fund Business Opportunity Value                                        --              --                 2                 2
Delaware VIPT Devon                                                      --        (125,814)          131,571             9,432
Delaware VIPT Emerging Markets                                           --         138,826         1,113,829         1,291,877
Delaware VIPT High Yield                                                 --         345,206           536,205         1,079,066
Delaware VIPT Large Cap Value                                            --          24,031           350,035           375,659
Delaware VIPT REIT                                                   50,427         314,352         1,940,022         2,358,416
Delaware VIPT Small Cap Value                                            --         418,351         5,316,772         5,667,348
Delaware VIPT Trend                                                      --        (341,713)        4,874,725         4,418,281
Delaware VIPT U.S. Growth                                                --          (2,857)           18,467            15,063
Fidelity VIP Asset Manager                                               --         (33,314)          138,055           125,838
Fidelity VIP Contrafund Service Class                                    --        (161,156)        3,876,346         3,651,357
Fidelity VIP Equity-Income                                               --        (151,353)        1,262,989         1,154,421
Fidelity VIP Equity-Income Service Class                                 --          35,314           610,311           653,328
Fidelity VIP Growth Service Class                                        --        (205,557)        1,414,721         1,182,927
Fidelity VIP Growth Opportunities Service Class                          --        (210,086)        1,156,365           940,924
Fidelity VIP High Income Service Class                                   --          40,133           377,019           527,454
Fidelity VIP Investment Grade Bond                                   50,296         158,217          (128,018)          146,209
Fidelity VIP Overseas Service Class                                      --         152,463            65,787           216,608
M Fund Frontier Capital Appreciation                                     --             196             6,014             6,119
FTVIPT Franklin Small Cap                                                --         109,535           514,170           609,756
FTVIPT Templeton Foreign Securities                                      --        (248,319)        1,030,010           812,957
FTVIPT Templeton Foreign Securities Class 2                              --        (494,514)        1,673,699         1,217,942
FTVIPT Templeton Global Asset Allocation                                 --         (17,180)          129,820           120,633
FTVIPT Templeton Growth Securities                                       --         (10,105)          756,109           767,200

See accompanying notes

                                                               DIVIDENDS       MORTALITY AND    NET
                                                               FROM            EXPENSE          INVESTMENT      NET REALIZED
                                                               INVESTMENT      GUARANTEE        INCOME          GAIN (LOSS)
SUBACCOUNT                                                     INCOME          CHARGES          (LOSS)          ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Class 2                     $     21,582    $    (12,175)    $      9,407    $    (70,726)
Janus Aspen Series Balanced                                         313,523        (116,884)         196,639        (371,566)
Janus Aspen Series Balanced Service Shares                           71,041         (26,483)          44,558          (8,802)
Janus Aspen Series Global Technology Service Shares                      --          (9,738)          (9,738)       (216,143)
Janus Aspen Series Mid Cap Growth Service Shares                         --          (4,830)          (4,830)         36,141
Janus Aspen Series Worldwide Growth                                 158,781        (112,380)          46,401      (2,078,625)
Janus Aspen Series Worldwide Growth Service Shares                   21,992         (18,954)           3,038         (20,218)
Lincoln VIPT Aggressive Growth                                           --            (673)            (673)        (18,625)
Lincoln VIPT Bond                                                 1,330,664        (241,524)       1,089,140         615,786
Lincoln VIPT Capital Appreciation                                        --         (51,939)         (51,939)       (740,040)
Lincoln VIPT Equity-Income                                           39,723         (27,526)          12,197         (32,091)
Lincoln VIPT Global Asset Allocation                                 20,754          (5,179)          15,575          (8,092)
Lincoln VIPT International                                           18,740          (5,876)          12,864         130,030
Lincoln VIPT Money Market                                           372,051        (426,823)         (54,772)             --
Lincoln VIPT Social Awareness                                        13,070         (10,669)           2,401         (59,377)
MFS VIT Capital Opportunities                                           747          (2,581)          (1,834)          2,784
MFS VIT Emerging Growth                                                  --         (77,517)         (77,517)     (1,262,991)
MFS VIT Total Return                                                252,509        (125,972)         126,537         (21,209)
MFS VIT Utilities                                                   139,610         (48,873)          90,737        (431,738)
NB AMT Mid-Cap Growth                                                    --         (62,839)         (62,839)       (638,722)
NB AMT Partners                                                          --          (9,759)          (9,759)        (38,987)
NB AMT Regency                                                           --         (16,621)         (16,621)         52,072
OCC Accumulation Global Equity                                        4,081          (5,174)          (1,093)        (49,574)
OCC Accumulation Managed                                             12,073          (5,431)           6,642         (50,283)
Putnam VT Growth & Income Class IB                                   14,106          (9,009)           5,097          23,148
Putnam VT Health Sciences Class IB                                    2,906          (5,219)          (2,313)          7,261
Scudder VIT EAFE Equity Index                                       103,175         (20,691)          82,484        (148,025)
Scudder VIT Equity 500 Index                                        484,092        (317,271)         166,821      (2,535,893)
Scudder VIT Small Cap Index                                          43,354         (42,190)           1,164         117,523
M Fund Turner Core Growth                                                41             (59)             (18)             17

                                                               DIVIDENDS                         NET CHANGE        NET INCREASE
                                                               FROM                              IN UNREALIZED     (DECREASE)
                                                               NET REALIZED    NET REALIZED      APPRECIATION      IN NET ASSETS
                                                               GAIN ON         GAIN (LOSS)       OR DEPRECIATION   RESULTING
SUBACCOUNT                                                     INVESTMENTS     ON INVESTMENTS    ON INVESTMENTS    FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Class 2                     $         --    $    (70,726)     $    531,677      $    470,358
Janus Aspen Series Balanced                                              --        (371,566)        1,994,119         1,819,192
Janus Aspen Series Balanced Service Shares                               --          (8,802)          412,983           448,739
Janus Aspen Series Global Technology Service Shares                      --        (216,143)          684,991           459,110
Janus Aspen Series Mid Cap Growth Service Shares                         --          36,141           151,551           182,862
Janus Aspen Series Worldwide Growth                                      --      (2,078,625)        5,094,789         3,062,565
Janus Aspen Series Worldwide Growth Service Shares                       --         (20,218)          567,668           550,488
Lincoln VIPT Aggressive Growth                                           --         (18,625)           26,593             7,295
Lincoln VIPT Bond                                                   270,839         886,625           (91,739)        1,884,026
Lincoln VIPT Capital Appreciation                                        --        (740,040)        2,631,203         1,839,224
Lincoln VIPT Equity-Income                                               --         (32,091)          996,233           976,339
Lincoln VIPT Global Asset Allocation                                     --          (8,092)          110,887           118,370
Lincoln VIPT International                                               --         130,030           170,530           313,424
Lincoln VIPT Money Market                                                --              --                --           (54,772)
Lincoln VIPT Social Awareness                                            --         (59,377)          441,872           384,896
MFS VIT Capital Opportunities                                            --           2,784            81,613            82,563
MFS VIT Emerging Growth                                                  --      (1,262,991)        3,863,752         2,523,244
MFS VIT Total Return                                                     --         (21,209)        2,204,595         2,309,923
MFS VIT Utilities                                                        --        (431,738)        2,228,045         1,887,044
NB AMT Mid-Cap Growth                                                    --        (638,722)        2,667,462         1,965,901
NB AMT Partners                                                          --         (38,987)          414,559           365,813
NB AMT Regency                                                           --          52,072           700,237           735,688
OCC Accumulation Global Equity                                           --         (49,574)          231,021           180,354
OCC Accumulation Managed                                                 --         (50,283)          170,704           127,063
Putnam VT Growth & Income Class IB                                       --          23,148           294,325           322,570
Putnam VT Health Sciences Class IB                                       --           7,261           106,420           111,368
Scudder VIT EAFE Equity Index                                            --        (148,025)          948,560           883,019
Scudder VIT Equity 500 Index                                             --      (2,535,893)       12,553,051        10,183,979
Scudder VIT Small Cap Index                                              --         117,523         1,974,018         2,092,705
M Fund Turner Core Growth                                                --              17             2,726             2,725

See accompanying notes

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2002 AND 2003

                                                               AIM             AIM                             AIM
                                                               V.I.            V.I.            AIM             V.I.
                                                               CAPITAL         DIVERSIFIED     V.I.            INTERNATIONAL
                                                               APPRECIATION    INCOME          GROWTH          GROWTH
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $   3,042,298   $     613,504   $  20,270,435   $   3,217,568
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (21,331)         43,192        (132,089)         (5,805)
  -  Net realized gain (loss) on investments                        (198,159)        (13,038)     (2,800,473)     (1,056,505)
  -  Net change in unrealized appreciation or
       depreciation on investments                                  (571,949)        (21,421)     (3,630,495)        539,711
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                        (791,439)          8,733      (6,563,057)       (522,599)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           520,172         105,776       5,570,167       1,443,080
  -  Participant withdrawals                                        (449,810)        (85,448)     (4,762,720)       (807,545)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  UNIT TRANSACTIONS                                                   70,362          20,328         807,447         635,535
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (721,077)         29,061      (5,755,610)        112,936
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                    2,321,221         642,565      14,514,825       3,330,504
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (20,196)         37,364        (127,297)         (6,767)
  -  Net realized gain (loss) on investments                        (237,969)        (15,208)     (2,114,248)         40,253
  -  Net change in unrealized appreciation or
       depreciation on investments                                   900,709          31,429       6,597,607         975,064
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                         642,544          53,585       4,356,062       1,008,550
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           353,684          82,822       3,874,321         969,046
  -  Participant withdrawals                                        (471,723)        (90,465)     (3,993,656)       (596,765)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  UNIT TRANSACTIONS                                                 (118,039)         (7,643)       (119,335)        372,281
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              524,505          45,942       4,236,727       1,380,831
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $   2,845,726   $     688,507   $  18,751,552   $   4,711,335
============================================================   =============   =============   =============   =============

                                                               AIM             ABVPSF
                                                               V.I.            GROWTH          ABVPSF          ABVPSF
                                                               PREMIER         AND             PREMIER         SMALL CAP
                                                               EQUITY          INCOME          GROWTH          VALUE
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $  31,297,276   $     734,361   $      81,468   $      99,002
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                   (115,205)           (273)         (3,268)         (4,651)
  -  Net realized gain (loss) on investments                      (2,336,650)       (165,925)        (23,419)        (13,084)
  -  Net change in unrealized appreciation or
       depreciation on investments                                (7,417,910)       (462,501)       (121,388)        (81,233)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      (9,869,765)       (628,699)       (148,075)        (98,968)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         6,562,395       2,769,948         723,963       1,489,989
  -  Participant withdrawals                                      (5,849,472)       (262,162)        (52,233)       (122,442)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  UNIT TRANSACTIONS                                                  712,923       2,507,786         671,730       1,367,547
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (9,156,842)      1,879,087         523,655       1,268,579
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                   22,140,434       2,613,448         605,123       1,367,581
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                   (110,986)          6,960          (7,065)         (4,322)
  -  Net realized gain (loss) on investments                      (2,347,027)         26,430          (4,444)        156,427
  -  Net change in unrealized appreciation or
       depreciation on investments                                 7,520,313       1,050,165         194,168         587,879
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       5,062,300       1,083,555         182,659         739,984
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         4,475,443       2,637,336         697,842       1,335,322
  -  Participant withdrawals                                      (5,995,843)       (461,779)        (82,423)       (278,051)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                              (1,520,400)      2,175,557         615,419       1,057,271
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            3,541,900       3,259,112         798,078       1,797,255
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $  25,682,334   $   5,872,560   $   1,403,201   $   3,164,836
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                                               AMERICAN
                                                                               FUNDS                           AMERICAN
                                                                               GLOBAL SMALL    AMERICAN        FUNDS GROWTH-
                                                               ABVPSF          CAPITALIZATION  FUNDS GROWTH    INCOME
                                                               TECHNOLOGY      CLASS 2         CLASS 2         CLASS 2
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $      21,884   $   2,495,516   $  19,867,572   $  13,854,677
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     (1,161)         (2,424)       (171,370)         73,254
  -  Net realized gain (loss) on investments                          (8,125)       (257,523)     (2,159,168)       (836,705)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                (57,225)       (537,148)     (3,983,871)     (3,089,232)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                         (66,511)       (797,095)     (6,314,409)     (3,852,683)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           347,826       2,674,724      15,030,909      14,999,039
  -  Participant withdrawals                                         (18,976)       (714,380)     (4,274,261)     (3,396,983)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  UNIT TRANSACTIONS                                                  328,850       1,960,344      10,756,648      11,602,056
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              262,339       1,163,249       4,442,239       7,749,373
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                      284,223       3,658,765      24,309,811      21,604,050
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     (4,665)         (9,338)       (228,518)        122,199
  -  Net realized gain (loss) on investments                          16,400         183,039        (999,926)       (162,483)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                188,766       2,447,522      11,948,572       8,530,969
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                         200,501       2,621,223      10,720,128       8,490,685
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           602,940       3,469,505      18,496,152      16,165,569
  -  Participant withdrawals                                         (60,857)       (666,807)     (5,044,482)     (4,775,459)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  UNIT TRANSACTIONS                                                  542,083       2,802,698      13,451,670      11,390,110
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              742,584       5,423,921      24,171,798      19,880,795
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $   1,026,807   $   9,082,686   $  48,481,609   $  41,484,845
============================================================   =============   =============   =============   =============

                                                               AMERICAN                        M FUND          M FUND
                                                               FUNDS           BARON           BRANDES         BUSINESS
                                                               INTERNATIONAL   CAPITAL         INTERNATIONAL   OPPORTUNITY
                                                               CLASS 2         ASSET           EQUITY          VALUE
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $     254,750   $   2,923,122   $          --   $          --
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     16,861         (27,700)             --              --
  -  Net realized gain (loss) on investments                         (48,549)        (23,393)             --              --
  -  Net change in unrealized appreciation or depreciation
       on investments                                               (142,313)       (546,125)             --              --
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                        (174,001)       (597,218)             --              --
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         2,365,274       1,867,570              --              --
  -  Participant withdrawals                                        (185,844)       (683,013)             --              --
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  UNIT TRANSACTIONS                                                2,179,430       1,184,557              --              --
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            2,005,429         587,339              --              --
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                    2,260,179       3,510,461              --              --
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     41,697         (30,012)            309              --
  -  Net realized gain (loss) on investments                           1,395          57,137             433              --
  -  Net change in unrealized appreciation or depreciation
       on investments                                              1,233,728         965,787           7,389               2
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      1,276,820         992,912           8,131               2
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         3,732,099         720,697          42,896              71
  -  Participant withdrawals                                        (531,106)     (1,061,638)         (2,124)             (3)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               3,200,993        (340,941)         40,772              68
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            4,477,813         651,971          48,903              70
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $   6,737,992   $   4,162,432   $      48,903   $          70
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                                               DELAWARE                        DELAWARE
                                                               DELAWARE        VIPT            DELAWARE        VIPT
                                                               VIPT            EMERGING        VIPT            LARGE
                                                               DEVON           MARKETS         HIGH YIELD      CAP VALUE
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $     333,718   $   1,671,600   $   1,256,322   $      20,699
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                        582          33,331         152,372            (563)
  -  Net realized gain (loss) on investments                         (17,492)         47,320        (163,921)         (1,720)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                (86,726)        (16,049)         78,832          (6,511)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       (103,636)         64,602          67,283          (8,794)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           155,324         539,303       1,331,308         478,239
  -  Participant withdrawals                                         (46,035)       (280,900)       (355,934)        (49,767)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 109,289         258,403         975,374         428,472
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                5,653         323,005       1,042,657         419,678
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                      339,371       1,994,605       2,298,979         440,377
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                      3,675          39,222         197,655           1,593
  -  Net realized gain (loss) on investments                        (125,814)        138,826         345,206          24,031
  -  Net change in unrealized appreciation or depreciation
       on investments                                                131,571       1,113,829         536,205         350,035
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                          9,432       1,291,877       1,079,066         375,659
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                            12,879         487,250       3,763,194       1,898,660
  -  Participant withdrawals                                        (361,682)       (450,023)       (722,681)       (177,917)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                (348,803)         37,227       3,040,513       1,720,743
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (339,371)      1,329,104       4,119,579       2,096,402
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $          --   $   3,323,709   $   6,418,558   $   2,536,779
============================================================   =============   =============   =============   =============

                                                                               DELAWARE                        DELAWARE
                                                               DELAWARE        VIPT            DELAWARE        VIPT
                                                               VIPT            SMALL           VIPT            U.S.
                                                               REIT            CAP VALUE       TREND           GROWTH
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $   1,943,608   $  10,313,863   $  13,969,138   $       3,562
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     37,314         (37,625)        (97,311)           (105)
  -  Net realized gain (loss) on investments                          36,069         611,280        (919,186)         (1,025)
  -  Net change in unrealized appreciation or depreciation
       on investments                                               (186,436)     (1,544,616)     (1,917,532)         (7,362)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       (113,053)       (970,961)     (2,934,029)         (8,492)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         4,062,237       6,693,396       3,968,001          45,983
  -  Participant withdrawals                                        (633,850)     (2,791,630)     (3,256,310)         (7,431)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               3,428,387       3,901,766         711,691          38,552
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            3,315,334       2,930,805      (2,222,338)         30,060
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                    5,258,942      13,244,668      11,746,800          33,622
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    104,042         (67,775)       (114,731)           (547)
  -  Net realized gain (loss) on investments                         314,352         418,351        (341,713)         (2,857)
  -  Net change in unrealized appreciation or depreciation
       on investments                                              1,940,022       5,316,772       4,874,725          18,467
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      2,358,416       5,667,348       4,418,281          15,063
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         5,192,267       5,678,265       4,596,612         131,321
  -  Participant withdrawals                                        (979,858)     (2,651,320)     (2,340,202)        (15,954)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               4,212,409       3,026,945       2,256,410         115,367
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            6,570,825       8,694,293       6,674,691         130,430
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $  11,829,767   $  21,938,961   $  18,421,491   $     164,052
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                                                                               FIDELITY
                                                               FIDELITY        FIDELITY        FIDELITY        VIP
                                                               VIP             VIP             VIP             EQUITY-
                                                               ASSET           CONTRAFUND      EQUITY-         INCOME
                                                               MANAGER         SERVICE CLASS   INCOME          SERVICE CLASS
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $     877,369   $  11,652,925   $   4,822,049   $     140,440
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     24,532          (9,640)         40,960          (2,921)
  -  Net realized gain (loss) on investments                         (41,555)       (350,515)        (48,748)        (35,140)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                (67,045)       (860,838)       (860,327)       (144,431)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                        (84,068)     (1,220,993)       (868,115)       (182,492)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           135,063       4,191,405         636,736       1,386,036
  -  Participant withdrawals                                        (157,307)     (2,782,148)       (550,396)       (139,925)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 (22,244)      1,409,257          86,340       1,246,111
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (106,312)        188,264        (781,775)      1,063,619
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                      771,057      11,841,189       4,040,274       1,204,059
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     21,097         (63,833)         42,785           7,703
  -  Net realized gain (loss) on investments                         (33,314)       (161,156)       (151,353)         35,314
  -  Net change in unrealized appreciation or depreciation
       on investments                                                138,055       3,876,346       1,262,989         610,311
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                        125,838       3,651,357       1,154,421         653,328
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           134,375       5,152,983         550,027       1,857,573
  -  Participant withdrawals                                        (170,874)     (2,544,415)       (755,440)       (262,066)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 (36,499)      2,608,568        (205,413)      1,595,507
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               89,339       6,259,925         949,008       2,248,835
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $     860,396   $  18,101,114   $   4,989,282   $   3,452,894
============================================================   =============   =============   =============   =============

                                                                               FIDELITY        FIDELITY
                                                               FIDELITY        VIP             VIP             FIDELITY
                                                               VIP             GROWTH          HIGH            VIP
                                                               GROWTH          OPPORTUNITIES   INCOME          INVESTMENT
                                                               SERVICE CLASS   SERVICE CLASS   SERVICE CLASS   GRADE BOND
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $   3,232,358   $   4,225,523   $   1,614,876   $   3,186,224
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (21,244)          5,278         195,249         100,284
  -  Net realized gain (loss) on investments                        (241,564)       (312,270)       (219,134)         47,412
  -  Net change in unrealized appreciation or depreciation
       on investments                                               (876,186)       (649,106)         41,795         171,063
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (1,138,994)       (956,098)         17,910         318,759
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         1,849,580       1,129,274         346,683         588,662
  -  Participant withdrawals                                        (658,481)       (931,255)       (329,469)       (501,410)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               1,191,099         198,019          17,214          87,252
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               52,105        (758,079)         35,124         406,011
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                    3,284,463       3,467,444       1,650,000       3,592,235
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (26,237)         (5,355)        110,302         116,010
  -  Net realized gain (loss) on investments                        (205,557)       (210,086)         40,133         158,217
  -  Net change in unrealized appreciation or depreciation
       on investments                                              1,414,721       1,156,365         377,019        (128,018)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      1,182,927         940,924         527,454         146,209
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         1,800,187         819,211       1,031,301         490,150
  -  Participant withdrawals                                        (807,152)       (922,112)       (532,253)     (1,282,996)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 993,035        (102,901)        499,048        (792,846)
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            2,175,962         838,023       1,026,502        (646,637)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $   5,460,425   $   4,305,467   $   2,676,502   $   2,945,598
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                                               M FUND                          FTVIPT
                                                               FIDELITY VIP    FRONTIER        FTVIPT          TEMPLETON
                                                               OVERSEAS        CAPITAL         FRANKLIN        FOREIGN
                                                               SERVICE CLASS   APPRECIATION    SMALL CAP       SECURITIES
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $      43,931         $    --   $     163,706   $   3,222,768
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                       (999)             --          (1,750)         29,352
  -  Net realized gain (loss) on investments                           9,075              --         (39,933)       (279,767)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                 (6,262)             --         (68,614)       (367,044)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                          1,814              --        (110,297)       (617,459)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           217,541              --         812,337         575,803
  -  Participant withdrawals                                         (53,372)             --        (102,844)       (585,862)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 164,169              --         709,493         (10,059)
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              165,983              --         599,196        (627,518)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                      209,914              --         762,902       2,595,250
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     (1,642)            (91)        (13,949)         31,266
  -  Net realized gain (loss) on investments                         152,463             196         109,535        (248,319)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                 65,787           6,014         514,170       1,030,010
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                        216,608           6,119         609,756         812,957
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           270,857          43,103       2,249,219         386,293
  -  Participant withdrawals                                         (65,000)         (1,685)       (237,337)       (500,718)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 205,857          41,418       2,011,882        (114,425)
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              422,465          47,537       2,621,638         698,532
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $     632,379   $      47,537   $   3,384,540   $   3,293,782
============================================================   =============   =============   =============   =============

                                                               FTVIPT                                          FTVIPT
                                                               TEMPLETON       FTVIPT          FTVIPT          TEMPLETON
                                                               FOREIGN         TEMPLETON       TEMPLETON       GROWTH
                                                               SECURITIES      GLOBAL ASSET    GROWTH          SECURITIES
                                                               CLASS 2         ALLOCATION      SECURITIES      CLASS 2
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $   4,630,554   $     346,970   $     995,677   $     901,558
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     34,403           3,948          19,244          15,483
  -  Net realized gain (loss) on investments                        (668,898)        (22,865)        (21,765)        (33,131)
  -  Net change in unrealized appreciation or depreciation
       on investments                                               (269,855)          1,484        (278,305)       (241,055)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       (904,350)        (17,433)       (280,826)       (258,703)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         1,216,556          84,016       1,058,769         979,394
  -  Participant withdrawals                                        (913,119)        (58,480)       (225,257)       (245,378)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 303,437          25,536         833,512         734,016
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (600,913)          8,103         552,686         475,313
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                    4,029,641         355,073       1,548,363       1,376,871
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     38,757           7,993          21,196           9,407
  -  Net realized gain (loss) on investments                        (494,514)        (17,180)        (10,105)        (70,726)
  -  Net change in unrealized appreciation or depreciation
       on investments                                              1,673,699         129,820         756,109         531,677
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      1,217,942         120,633         767,200         470,358
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         1,417,252         192,845       1,539,873       1,294,588
  -  Participant withdrawals                                      (1,167,719)        (79,749)       (311,264)       (376,311)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 249,533         113,096       1,228,609         918,277
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            1,467,475         233,729       1,995,809       1,388,635
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $   5,497,116   $     588,802   $   3,544,172   $   2,765,506
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                                                               JANUS           JANUS
                                                                               JANUS           ASPEN           ASPEN
                                                                               ASPEN           SERIES          SERIES
                                                               JANUS           SERIES          GLOBAL          MID CAP
                                                               ASPEN           BALANCED        TECHNOLOGY      GROWTH
                                                               SERIES          SERVICE         SERVICE         SERVICE
                                                               BALANCED        SHARES          SHARES          SHARES
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $  16,265,404   $     482,187   $   2,018,401   $      55,510
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    251,769          30,288         (11,590)         (1,045)
  -  Net realized gain (loss) on investments                        (472,657)        (10,648)       (698,292)        (14,407)
  -  Net change in unrealized appreciation or depreciation
       on investments                                               (951,186)       (156,717)       (180,439)        (16,560)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (1,172,074)       (137,077)       (890,321)        (32,012)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         2,997,140       2,400,034         527,360         345,525
  -  Participant withdrawals                                      (3,617,987)       (283,025)       (661,240)       (103,911)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                (620,847)      2,117,009        (133,880)        241,614
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (1,792,921)      1,979,932      (1,024,201)        209,602
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                   14,472,483       2,462,119         994,200         265,112
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    196,639          44,558          (9,738)         (4,830)
  -  Net realized gain (loss) on investments                        (371,566)         (8,802)       (216,143)         36,141
  -  Net change in unrealized appreciation or depreciation
       on investments                                              1,994,119         412,983         684,991         151,551
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      1,819,192         448,739         459,110         182,862
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         2,125,909       2,264,021         367,694         901,195
  -  Participant withdrawals                                      (4,124,559)       (390,463)       (333,391)        (74,714)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                              (1,998,650)      1,873,558          34,303         826,481
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (179,458)      2,322,297         493,413       1,009,343
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $  14,293,025   $   4,784,416   $   1,487,613   $   1,274,455
============================================================   =============   =============   =============   =============

                                                                               JANUS
                                                                               ASPEN
                                                               JANUS           SERIES
                                                               ASPEN           WORLDWIDE       LINCOLN
                                                               SERIES          GROWTH          VIPT            LINCOLN
                                                               WORLDWIDE       SERVICE         AGGRESSIVE      VIPT
                                                               GROWTH          SHARES          GROWTH          BOND
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $  20,214,296   $     573,624   $       3,216   $  18,977,938
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     19,204             (91)           (193)      1,000,088
  -  Net realized gain (loss) on investments                      (2,076,366)        (44,923)         (1,933)        292,366
  -  Net change in unrealized appreciation or depreciation
       on investments                                             (3,189,270)       (371,799)         (7,294)        739,514
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (5,246,432)       (416,813)         (9,420)      2,031,968
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         4,401,412       1,774,728          51,386      11,311,281
  -  Participant withdrawals                                      (5,201,888)       (224,145)         (5,533)     (5,202,119)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                (800,476)      1,550,583          45,853       6,109,162
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (6,046,908)      1,133,770          36,433       8,141,130
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                   14,167,388       1,707,394          39,649      27,119,068
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     46,401           3,038            (673)      1,089,140
  -  Net realized gain (loss) on investments                      (2,078,625)        (20,218)        (18,625)        886,625
  -  Net change in unrealized appreciation or depreciation
       on investments                                              5,094,789         567,668          26,593         (91,739)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      3,062,565         550,488           7,295       1,884,026
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         3,091,650       1,201,624          96,657       8,597,752
  -  Participant withdrawals                                      (4,952,880)       (334,995)         (8,310)     (5,333,588)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                              (1,861,230)        866,629          88,347       3,264,164
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            1,201,335       1,417,117          95,642       5,148,190
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $  15,368,723   $   3,124,511   $     135,291   $  32,267,258
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                                                               LINCOLN
                                                               LINCOLN         LINCOLN         VIPT
                                                               VIPT            VIPT            GLOBAL          LINCOLN
                                                               CAPITAL         EQUITY-         ASSET           VIPT
                                                               APPRECIATION    INCOME          ALLOCATION      INTERNATIONAL
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $   7,495,791   $   2,627,260   $     520,113   $      16,687
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (51,881)          5,628           4,012           5,182
  -  Net realized gain (loss) on investments                        (875,618)       (142,482)        (51,243)         20,571
  -  Net change in unrealized appreciation or depreciation
       on investments                                             (1,185,059)       (320,981)        (28,010)         (1,500)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     (2,112,558)       (457,835)        (75,241)         24,253
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         2,029,814         754,653         185,179         371,664
  -  Participant withdrawals                                      (1,853,742)       (676,284)       (130,696)        (48,904)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 176,072          78,369          54,483         322,760
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (1,936,486)       (379,466)        (20,758)        347,013
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                    5,559,305       2,247,794         499,355         363,700
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (51,939)         12,197          15,575          12,864
  -  Net realized gain (loss) on investments                        (740,040)        (32,091)         (8,092)        130,030
  -  Net change in unrealized appreciation or depreciation
       on investments                                              2,631,203         996,233         110,887         170,530
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      1,839,224         976,339         118,370         313,424
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         1,751,720       1,846,161         439,665       1,010,672
  -  Participant withdrawals                                      (1,531,217)       (481,868)        (99,669)       (200,576)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 220,503       1,364,293         339,996         810,096
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            2,059,727       2,340,632         458,366       1,123,520
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $   7,619,032   $   4,588,426   $     957,721   $   1,487,220
============================================================   =============   =============   =============   =============

                                                               LINCOLN         LINCOLN
                                                               VIPT            VIPT            MFS VIT         MFS VIT
                                                               MONEY           SOCIAL          CAPITAL         EMERGING
                                                               MARKET          AWARENESS       OPPORTUNITIES   GROWTH
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $  41,711,568   $   1,356,465   $     101,119   $  14,199,738
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    258,204           2,412          (1,133)        (86,841)
  -  Net realized gain (loss) on investments                              --        (133,340)         (4,425)     (3,151,582)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                     --        (193,357)        (44,022)     (1,707,364)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                        258,204        (324,285)        (49,580)     (4,945,787)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                        62,734,905         298,547         211,305       3,332,619
  -  Participant withdrawals                                     (49,980,324)       (207,377)        (43,013)     (3,848,596)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                              12,754,581          91,170         168,292        (515,977)
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           13,012,785        (233,115)        118,712      (5,461,764)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                   54,724,353       1,123,350         219,831       8,737,974
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (54,772)          2,401          (1,834)        (77,517)
  -  Net realized gain (loss) on investments                              --         (59,377)          2,784      (1,262,991)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                     --         441,872          81,613       3,863,752
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                        (54,772)        384,896          82,563       2,523,244
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                        46,674,244         529,329         211,692       2,447,874
  -  Participant withdrawals                                     (54,530,687)       (212,934)        (61,456)     (2,204,953)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                              (7,856,443)        316,395         150,236         242,921
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (7,911,215)        701,291         232,799       2,766,165
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $  46,813,138   $   1,824,641   $     452,630   $  11,504,139
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                               MFS VIT                         NB AMT
                                                               TOTAL           MFS VIT         MID-CAP         NB AMT
                                                               RETURN          UTILITIES       GROWTH          PARTNERS
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $  10,971,704   $   6,254,166   $   8,024,779   $   1,278,254
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    107,966          93,552         (56,820)         (3,520)
  -  Net realized gain (loss) on investments                          (7,770)     (1,060,758)       (974,392)        (60,101)
  -  Net change in unrealized appreciation or depreciation
       on investments                                               (922,201)       (520,250)     (1,622,183)       (279,177)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       (822,005)     (1,487,456)     (2,653,395)       (342,798)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         5,276,836       1,731,435       2,824,027         439,172
  -  Participant withdrawals                                      (2,037,156)     (1,508,446)     (1,626,504)       (310,244)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               3,239,680         222,989       1,197,523         128,928
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            2,417,675      (1,264,467)     (1,455,872)       (213,870)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                   13,389,379       4,989,699       6,568,907       1,064,384
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    126,537          90,737         (62,839)         (9,759)
  -  Net realized gain (loss) on investments                         (21,209)       (431,738)       (638,722)        (38,987)
  -  Net change in unrealized appreciation or depreciation
       on investments                                              2,204,595       2,228,045       2,667,462         414,559
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      2,309,923       1,887,044       1,965,901         365,813
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         5,091,615       1,798,331       3,741,934         359,674
  -  Participant withdrawals                                      (2,587,238)       (998,420)     (1,875,588)       (298,354)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               2,504,377         799,911       1,866,346          61,320
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            4,814,300       2,686,955       3,832,247         427,133
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $  18,203,679   $   7,676,654   $  10,401,154   $   1,491,517
============================================================   =============   =============   =============   =============

                                                                               OCC                             PUTNAM VT
                                                                               ACCUMULATION    OCC             GROWTH &
                                                               NB AMT          GLOBAL          ACCUMULATION    INCOME
                                                               REGENCY         EQUITY          MANAGED         CLASS IB
                                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                  $      92,334   $     742,940   $     860,269   $     281,940
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                     (2,927)         (2,038)          8,440           3,381
  -  Net realized gain (loss) on investments                         (26,873)        (61,981)        (32,357)        (37,213)
  -  Net change in unrealized appreciation or depreciation
       on investments                                                (30,898)        (75,974)       (142,050)        (59,622)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                        (60,698)       (139,993)       (165,967)        (93,454)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                           821,496         113,199         177,989         496,776
  -  Participant withdrawals                                         (69,888)       (142,632)       (155,072)        (64,132)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 751,608         (29,433)         22,917         432,644
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              690,910        (169,426)       (143,050)        339,190
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                      783,244         573,514         717,219         621,130
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                    (16,621)         (1,093)          6,642           5,097
  -  Net realized gain (loss) on investments                          52,072         (49,574)        (50,283)         23,148
  -  Net change in unrealized appreciation or depreciation
       on investments                                                700,237         231,021         170,704         294,325
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                        735,688         180,354         127,063         322,570
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                         2,381,605          97,461         126,600       1,139,408
  -  Participant withdrawals                                        (220,216)       (181,634)       (305,370)        (99,090)
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               2,161,389         (84,173)       (178,770)      1,040,318
------------------------------------------------------------   -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            2,897,077          96,181         (51,707)      1,362,888
------------------------------------------------------------   -------------   -------------   -------------   -------------
NET ASSETS AT DECEMBER 31, 2003                                $   3,680,321   $     669,695   $     665,512   $   1,984,018
============================================================   =============   =============   =============   =============

See accompanying notes.

                                                                              PUTNAM VT        SCUDDER          SCUDDER
                                                                              HEALTH           VIT              VIT
                                                                              SCIENCES         EAFE             EQUITY
                                                                              CLASS IB         EQUITY INDEX     500 INDEX
                                                                              SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                                 $     120,476    $   2,490,416    $  37,771,698
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                                    (1,908)          12,749          111,499
  -  Net realized gain (loss) on investments                                        (22,793)        (497,155)      (2,160,048)
  -  Net change in unrealized appreciation or depreciation on investments           (24,926)         (82,397)      (7,823,611)
---------------------------------------------------------------------------   -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     (49,627)        (566,803)      (9,872,160)
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                                          339,686          952,822       14,506,174
  -  Participant withdrawals                                                        (41,410)        (908,066)      (6,959,558)
---------------------------------------------------------------------------   -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS              298,276           44,756        7,546,616
---------------------------------------------------------------------------   -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             248,649         (522,047)      (2,325,544)
---------------------------------------------------------------------------   -------------    -------------    -------------
NET ASSETS AT DECEMBER 31, 2002                                                     369,125        1,968,369       35,446,154
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                                    (2,313)          82,484          166,821
  -  Net realized gain (loss) on investments                                          7,261         (148,025)      (2,535,893)
  -  Net change in unrealized appreciation or depreciation on investments           106,420          948,560       12,553,051
---------------------------------------------------------------------------   -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     111,368          883,019       10,183,979
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                                          631,848        1,664,037       13,171,803
  -  Participant withdrawals                                                        (84,141)        (761,497)      (7,847,498)
---------------------------------------------------------------------------   -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS              547,707          902,540        5,324,305
---------------------------------------------------------------------------   -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             659,075        1,785,559       15,508,284
---------------------------------------------------------------------------   -------------    -------------    -------------
NET ASSETS AT DECEMBER 31, 2003                                               $   1,028,200    $   3,753,928    $  50,954,438
===========================================================================   =============    =============    =============

                                                                              SCUDDER          M FUND
                                                                              VIT              TURNER
                                                                              SMALL            CORE
                                                                              CAP INDEX        GROWTH
                                                                              SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                                 $   3,919,677    $          --
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                                    (2,980)              --
  -  Net realized gain (loss) on investments                                       (433,763)              --
  -  Net change in unrealized appreciation or depreciation on investments          (496,154)              --
---------------------------------------------------------------------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    (932,897)              --
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                                        1,685,614               --
  -  Participant withdrawals                                                     (1,045,684)              --
---------------------------------------------------------------------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS              639,930               --
---------------------------------------------------------------------------   -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (292,967)              --
---------------------------------------------------------------------------   -------------    -------------
NET ASSETS AT DECEMBER 31, 2002                                                   3,626,710               --
CHANGES FROM OPERATIONS:
  -  Net investment income (loss)                                                     1,164              (18)
  -  Net realized gain (loss) on investments                                        117,523               17
  -  Net change in unrealized appreciation or depreciation on investments         1,974,018            2,726
---------------------------------------------------------------------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   2,092,705            2,725
CHANGE FROM UNIT TRANSACTIONS:
  -  Participant purchases                                                        3,111,813           31,237
  -  Participant withdrawals                                                       (841,669)            (378)
---------------------------------------------------------------------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            2,270,144           30,859
---------------------------------------------------------------------------   -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           4,362,849           33,584
---------------------------------------------------------------------------   -------------    -------------
NET ASSETS AT DECEMBER 31, 2003                                               $   7,989,559    $      33,584
===========================================================================   =============    =============

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003

1.  ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

    THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of Lincoln Life. The Variable Account consists of ten variable universal life
    (VUL) products which are listed below.

         -   VUL I
         -   VUL-CV
         -   VUL-CV II
         -   VUL-CV II Elite
         -   VUL-CV III
         -   VUL-DB
         -   VUL-DB Elite
         -   VUL-DB II
         -   VUL-FLEX
         -   VUL-Money Guard

    The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life.

    BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

    INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of one of sixty eight mutual funds (the Funds) of fifteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

    AIM Variable Insurance Funds (AIM V.I.):
      AIM V.I. Capital Appreciation Fund (Series I)
      AIM V.I. Diversified Income Fund (Series I)
      AIM V.I. Growth Fund (Series I)
      AIM V.I. International Growth Fund (Series I)
      AIM V.I. Premier Equity Fund (Series I)

    AllianceBernstein Variable Products Series Fund (ABVPSF):
      ABVPSF Growth and Income Portfolio (Class A)
      ABVPSF Premier Growth Portfolio (Class A)
      ABVPSF Small Cap Value Portfolio (Class A)
      ABVPSF Technology Portfolio (Class A)

    American Funds Insurance Series (American Funds):
      American Funds Global Small Capitalization Fund (Class 2)
      American Funds Growth Fund (Class 2)
      American Funds Growth-Income Fund (Class 2)
      American Funds International Fund (Class 2)

    Baron Capital Funds Trust (Baron Capital):
      Baron Capital Asset Fund Insurance Shares

    Delaware VIP Trust (Delaware VIPT)*:
      Delaware VIPT Emerging Markets Series (Standard Class) Delaware VIPT High Yield Series (Standard Class) Delaware VIPT Large Cap Value Series (Standard Class) Delaware VIPT REIT Series (Standard Class)
      Delaware VIPT Small Cap Value Series (Standard Class) Delaware VIPT Trend Series (Standard Class)
      Delaware VIPT U.S. Growth Series (Standard Class)

    Fidelity Variable Insurance Products Fund (Fidelity VIP):
      Fidelity VIP Asset Manager Portfolio
      Fidelity VIP Contrafund Portfolio (Service Class)
      Fidelity VIP Equity-Income Portfolio
      Fidelity VIP Equity-Income Portfolio (Service Class)
      Fidelity VIP Growth Portfolio (Service Class)
      Fidelity VIP Growth Opportunities Portfolio (Service Class)
      Fidelity VIP High Income Portfolio (Service Class)
      Fidelity VIP Investment Grade Bond Portfolio
      Fidelity VIP Overseas Portfolio (Service Class)

    Franklin Templeton Variable Insurance Products Trust (FTVIPT):
      FTVIPT Franklin Small Cap Fund (Class 1)
      FTVIPT Templeton Foreign Securities Fund (Class 1)
      FTVIPT Templeton Foreign Securities Fund (Class 2)
      FTVIPT Templeton Global Asset Allocation Fund (Class 1)
      FTVIPT Templeton Growth Securities Fund (Class 1)
      FTVIPT Templeton Growth Securities Fund (Class 2)

    Janus Aspen Series:
      Janus Aspen Series Balanced Portfolio
      Janus Aspen Series Balanced Portfolio (Service Shares)
      Janus Aspen Series Global Technology Portfolio (Service Shares) Janus Aspen Series Mid Cap Growth Portfolio (Service Shares) Janus Aspen Series Worldwide Growth Portfolio
      Janus Aspen Series Worldwide Growth Portfolio (Service Shares)

    Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
      Lincoln VIPT Aggressive Growth Fund
      Lincoln VIPT Bond Fund
      Lincoln VIPT Capital Appreciation Fund
      Lincoln VIPT Equity-Income Fund
      Lincoln VIPT Global Asset Allocation Fund
      Lincoln VIPT International Fund
      Lincoln VIPT Money Market Fund
      Lincoln VIPT Social Awareness Fund

    M Fund, Inc. (M Fund):
      M Fund Brandes International Equity Fund
      M Fund Business Value Opportunity Fund
      M Fund Frontier Captial Appreciation Fund
      M Fund Turner Core Growth Fund

    MFS Variable Insurance Trust (MFS VIT):
      MFS VIT Capital Opportunities Series (Initial Class)
      MFS VIT Emerging Growth Series (Initial Class)
      MFS VIT Total Return Series (Initial Class)
      MFS VIT Utilities Series (Initial Class)

    Neuberger Berman Advisers Management Trust (NB AMT):
      NB AMT Mid-Cap Growth Portfolio
      NB AMT Partners Portfolio
      NB AMT Regency Portfolio

    OCC Accumulation Trust (OCC Accumulation):
      OCC Accumulation Global Equity Portfolio
      OCC Accumulation Managed Portfolio

    Putnam Variable Trust (Putnam VT):
      Putnam VT Growth & Income Fund (Class IB)
      Putnam VT Health Sciences Fund (Class IB)

    Scudder VIT Funds (Scudder VIT):
      Scudder VIT EAFE Equity Index Fund
      Scudder VIT Equity 500 Index Fund
      Scudder VIT Small Cap Index Fund

    * Denotes an affiliate of The Lincoln National Life Insurance Company

    Investments in the Funds are stated at the closing net asset value per share on December 31, 2003, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

    Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

    DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the variable subaccounts on the payable date. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2.  MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Amounts are paid to Lincoln Life for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the ten policy types within the Variable Account:

         - VUL I -- annual rate of .80% for policy years one through twelve and .55% thereafter.
         - VUL-CV -- annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
         -  VUL-CV II -- annual rate of .75% for policy years one through ten,
            .35% for policy years eleven through twenty and .20% thereafter.
         -  VUL-CV II Elite -- annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
         -  VUL-CV III -- annual rate of .75% for policy years one through ten,
            .35% for policy years eleven through twenty and .20% thereafter.
         -  VUL-DB -- annual rate of .90% for policy years one through nineteen and .20% thereafter.
         - VUL-DB Elite -- annual rate of .90% for policy years one through nineteen and .20% thereafter.
         - VUL-DB II -- annual rate of .90% for policy years one through nineteen and .20% thereafter.
         - VUL-FLEX -- annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
         -  VUL-Money Guard -- annual rate of 1.00%

    Prior to the allocation of premiums to the Variable Account, Lincoln Life deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2003 and 2002 amounted to $6,560,640 and $7,080,778, respectively.

    Lincoln Life charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2003 and 2002 totaled $3,170,817 and $4,802,830, respectively.

    Lincoln Life assumes responsibility for providing the insurance benefit included in the policy. Lincoln Life charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of Lincoln Life and is not included in these financial statements. The cost of insurance charges for the years ended December 31, 2003 and 2002 amounted to $46,307,993 and $46,001,635, respectively.

    Under certain circumstances, Lincoln Life reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. No such fees were deducted for the years ended December 31, 2003 and 2002.

    Lincoln Life, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. A surrender charge is imposed on partial surrenders, a 2% charge on the amount withdrawn is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender charge is not to exceed $25 per partial surrender. Full surrender charges and partial surrender administrative charges paid to Lincoln Life attributable to the variable subaccounts for the years ended December 31, 2003 and 2002 were $7,796,307 and $2,458,350, respectively.

3.  CONDENSED FINANCIAL INFORMATION

    A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2003 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                           UNIT VALUE  UNIT VALUE                                        INVESTMENT
                                              COMMENCEMENT BEGINNING   END OF      UNITS                      TOTAL      INCOME
SUBACCOUNT                                    DATE(1)      OF PERIOD   PERIOD      OUTSTANDING  NET ASSETS    RETURN(2)  RATIO(3)
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION                                                                                                  --
    VUL I (0.80% Fee Rate)                                   $   7.96    $  10.23      278,064  $  2,845,726      28.49%
AIM V.I. DIVERSIFIED INCOME                                                                                                  6.38%
    VUL I (0.80% Fee Rate)                                      10.08       10.92       63,029       688,507       8.37%
AIM V.I. GROWTH                                                                                                                --
    VUL I (0.80% Fee Rate)                                       5.54        7.21      409,992     2,955,698      30.19%
    VUL-CV (0.75% Fee Rate)                                      4.43        5.77    1,853,537    10,689,884      30.26%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           5.97        7.77      170,195     1,322,836      30.26%
    VUL-CV III (0.75% Fee Rate)                                  8.13       10.59       34,227       362,471      30.26%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     4.51        5.86      559,863     3,282,682      30.06%
    VUL-DB II (0.90% Fee Rate)                                   8.12       10.56       10,981       116,010      30.06%
    VUL Money Guard (1.00% Fee Rate)                             7.62        9.90        2,218        21,971      29.95%
AIM V.I. INTERNATIONAL GROWTH                                                                                                0.61%
    VUL-CV (0.75% Fee Rate)                                      7.07        9.06      204,626     1,853,372      28.10%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           7.23        9.26      159,864     1,480,003      28.10%
    VUL-CV III (0.75% Fee Rate)                                  8.19       10.49       20,004       209,791      28.10%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     6.53        8.35      129,895     1,084,408      27.91%
    VUL-DB II (0.90% Fee Rate)                                   8.18       10.46        7,377        77,187      27.90%
    VUL Money Guard (1.00% Fee Rate)                             8.88       11.35          579         6,574      27.79%
AIM V.I. PREMIER EQUITY                                                                                                      0.31%
    VUL I (0.80% Fee Rate)                                       7.62        9.46      474,949     4,492,498      24.08%
    VUL-CV (0.75% Fee Rate)                                      6.03        7.49    1,849,079    13,843,264      24.15%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           6.22        7.73      277,363     2,142,984      24.15%
    VUL-CV III (0.75% Fee Rate)                                  8.22       10.20       52,338       533,966      24.15%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     6.19        7.67      603,800     4,634,040      23.96%
    VUL-DB II (0.90% Fee Rate)                                   8.21       10.18        3,496        35,582      23.96%
ABVPSF GROWTH AND INCOME                                                                                                     0.99%
    VUL-CV (0.75% Fee Rate)                                      8.09       10.63       48,592       516,741      31.51%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           8.03       10.56      236,286     2,495,461      31.51%
    VUL-CV III (0.75% Fee Rate)                                  8.39       11.04       97,543     1,076,765      31.51%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     8.01       10.52      132,047     1,389,792      31.32%
    VUL-DB II (0.90% Fee Rate)                                   8.39       11.01       34,892       384,253      31.32%
    VUL Money Guard (1.00% Fee Rate)                             8.75       11.48          831         9,548      31.20%
ABVPSF PREMIER GROWTH                                                                                                          --
    VUL-CV (0.75% Fee Rate)                                      8.09        9.93        2,481        24,643      22.74%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           7.60        9.33       87,389       815,473      22.74%
    VUL-CV III (0.75% Fee Rate)                                  8.30       10.19       16,853       171,795      22.74%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     7.59        9.30       30,446       283,148      22.56%
    VUL-DB II (0.90% Fee Rate)                                   8.30       10.17       10,633       108,142      22.56%
ABVPSF SMALL CAP VALUE                                                                                                       0.57%
    VUL-CV (0.75% Fee Rate)                                      8.42       11.80       27,805       328,138      40.21%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                          10.19       14.29       84,005     1,200,348      40.21%
    VUL-CV III (0.75% Fee Rate)                                  8.52       11.95       64,172       766,938      40.21%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                    10.17       14.24       41,028       584,249      40.00%
    VUL-DB II (0.90% Fee Rate)                                   8.52       11.92       22,640       269,942      40.00%
    VUL Money Guard (1.00% Fee Rate)                            11.02       15.41          988        15,221      39.87%
ABVPSF TECHNOLOGY                                                                                                              --
    VUL-CV (0.75% Fee Rate)                                      6.99       10.00       10,940       109,423      43.01%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           6.71        9.60       37,596       360,842      43.01%
    VUL-CV III (0.75% Fee Rate)                                  7.42       10.62       23,306       247,420      43.01%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     6.70        9.56       22,907       219,082      42.79%
    VUL-DB II (0.90% Fee Rate)                                   7.42       10.59        8,321        88,127      42.79%
    VUL Money Guard (1.00% Fee Rate)                             7.45       10.63          180         1,913      42.68%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
  CLASS 2                                                                                                                    0.62%
    VUL-CV (0.75% Fee Rate)                                      5.38        8.20      353,023     2,895,971      52.38%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           7.36       11.22      260,822     2,925,421      52.38%
    VUL-CV III (0.75% Fee Rate)                                  7.96       12.13      110,116     1,336,069      52.38%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     7.66       11.65      136,391     1,589,491      52.15%
    VUL-DB II (0.90% Fee Rate)                                   7.96       12.10       27,579       333,844      52.15%
    VUL Money Guard (1.00% Fee Rate)                            10.04       15.26          124         1,890      52.02%

                                                           UNIT VALUE  UNIT VALUE                                        INVESTMENT
                                              COMMENCEMENT BEGINNING   END OF      UNITS                      TOTAL      INCOME
SUBACCOUNT                                    DATE(1)      OF PERIOD   PERIOD      OUTSTANDING  NET ASSETS    RETURN(2)  RATIO(3)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH CLASS 2                                                                                                0.13%
    VUL-CV (0.75% Fee Rate)                                  $   5.60    $   7.60    1,978,311  $ 15,039,623      35.79%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           6.53        8.87    1,616,153    14,335,541      35.79%
    VUL-CV III (0.75% Fee Rate)                                  8.41       11.42      637,633     7,284,303      35.79%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     8.37       11.35      861,769     9,782,809      35.58%
    VUL-DB II (0.90% Fee Rate)                                   8.41       11.40      175,782     2,003,449      35.58%
    VUL Money Guard (1.00% Fee Rate)                             9.23       12.50        2,871        35,884      35.45%
AMERICAN FUNDS GROWTH-INCOME CLASS 2                                                                                         1.20%
    VUL-CV (0.75% Fee Rate)                                      8.60       11.31      958,316    10,835,878      31.44%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           7.91       10.40    1,293,795    13,457,342      31.44%
    VUL-CV III (0.75% Fee Rate)                                  8.40       11.04      598,990     6,612,511      31.44%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     9.62       12.62      659,597     8,325,150      31.24%
    VUL-DB II (0.90% Fee Rate)                                   8.39       11.01      201,724     2,221,669      31.24%
    VUL Money Guard (1.00% Fee Rate)                             9.16       12.01        2,688        32,295      31.11%
AMERICAN FUNDS INTERNATIONAL CLASS 2                                                                                         1.90%
    VUL-CV (0.75% Fee Rate)                                      8.21       10.99       88,853       976,116      33.84%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           8.66       11.60      190,795     2,212,521      33.84%
    VUL-CV III (0.75% Fee Rate)                                  8.29       11.10      201,395     2,235,141      33.84%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     8.65       11.56       62,957       727,599      33.64%
    VUL-DB II (0.90% Fee Rate)                                   8.28       11.07       51,758       573,065      33.64%
    VUL Money Guard (1.00% Fee Rate)                             9.16       12.22        1,108        13,550      33.52%
BARON CAPITAL ASSET                                                                                                            --
    VUL-CV (0.75% Fee Rate)                                     10.36       13.37      214,283     2,865,363      29.04%
    VUL-CV II (0.75% Fee Rate)                                   9.03       11.66       24,198       282,092      29.04%
    VUL-DB (0.90% Fee Rate)                                     11.61       14.96       67,829     1,014,977      28.85%
M FUND BRANDES INTERNATIONAL EQUITY                                                                                          1.23%
    VUL-CV III (0.75% Fee Rate)                   08/06/03      11.18       14.39        2,831        40,725      28.66%
    VUL-DB II (0.90% Fee Rate)                    10/15/03      13.07       14.37          569         8,178       9.97%
M FUND BUSINESS OPPORTUNITY VALUE                                                                                              --
    VUL-DB II (0.90% Fee Rate)                    12/11/03      11.84       12.39            6            70       4.61%
DELAWARE VIPT EMERGING MARKETS                                                                                               2.48%
    VUL I (0.80% Fee Rate)                                       9.39       15.89       22,636       359,613      69.19%
    VUL-CV (0.75% Fee Rate)                                     10.01       16.94      137,639     2,331,661      69.27%
    VUL-CV II (0.75% Fee Rate)                                  10.14       17.17        4,949        84,962      69.27%
    VUL-DB (0.90% Fee Rate)                                     10.24       17.32       31,618       547,473      69.02%
DELAWARE VIPT HIGH YIELD                                                                                                     5.06%
    VUL-CV (0.75% Fee Rate)                                      7.55        9.64      181,330     1,748,561      27.78%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                          10.04       12.83      134,818     1,729,560      27.78%
    VUL-CV III (0.75% Fee Rate)                                 10.04       12.83       77,762       997,667      27.78%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     8.10       10.33      146,811     1,516,731      27.59%
    VUL-DB II (0.90% Fee Rate)                                  10.03       12.80       32,618       417,496      27.59%
    VUL Money Guard (1.00% Fee Rate)                            10.43       13.30          642         8,543      27.48%
DELAWARE VIPT LARGE CAP VALUE                                                                                                0.92%
    VUL-CV (0.75% Fee Rate)                                      8.14       10.37       54,912       569,371      27.34%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           8.36       10.64       61,518       654,633      27.34%
    VUL-CV III (0.75% Fee Rate)                                  8.37       10.65       51,221       545,722      27.34%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     8.34       10.61       54,863       581,890      27.15%
    VUL-DB II (0.90% Fee Rate)                                   8.36       10.63       17,421       185,163      27.15%
DELAWARE VIPT REIT                                                                                                           2.12%
    VUL-CV (0.75% Fee Rate)                                     13.43       17.87      236,633     4,227,991      33.02%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                          11.37       15.13      219,704     3,324,157      33.02%
    VUL-CV III (0.75% Fee Rate)                                  9.34       12.43      175,566     2,182,108      33.02%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                    15.14       20.11       82,539     1,659,900      32.82%
    VUL-DB II (0.90% Fee Rate)                                   9.34       12.40       35,130       435,611      32.82%
DELAWARE VIPT SMALL CAP VALUE                                                                                                0.36%
    VUL I (0.80% Fee Rate)                                      11.20       15.77      187,908     2,963,543      40.85%
    VUL-CV (0.75% Fee Rate)                                     11.54       16.26      465,096     7,564,277      40.92%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           9.89       13.93      391,159     5,449,400      40.92%
    VUL-CV III (0.75% Fee Rate)                                  8.54       12.03      144,763     1,741,274      40.92%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                    12.89       18.13      197,083     3,573,938      40.71%
    VUL-DB II (0.90% Fee Rate)                                   8.53       12.00       52,857       634,314      40.71%
    VUL Money Guard (1.00% Fee Rate)                            11.05       15.54          786        12,215      40.57%
DELAWARE VIPT TREND                                                                                                            --
    VUL I (0.80% Fee Rate)                                      11.48       15.39      163,896     2,522,529      34.02%
    VUL-CV (0.75% Fee Rate)                                      9.62       12.90      680,541     8,775,678      34.09%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           7.76       10.41      265,476     2,762,606      34.09%
    VUL-CV III (0.75% Fee Rate)                                  8.54       11.45      110,369     1,263,406      34.09%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     8.53       11.42      232,508     2,655,335      33.89%
    VUL-DB II (0.90% Fee Rate)                                   8.53       11.42       37,552       428,845      33.89%
    VUL Money Guard (1.00% Fee Rate)                            10.16       13.59          963        13,092      33.77%

                                                           UNIT VALUE  UNIT VALUE                                        INVESTMENT
                                              COMMENCEMENT BEGINNING   END OF      UNITS                      TOTAL      INCOME
SUBACCOUNT                                    DATE(1)      OF PERIOD   PERIOD      OUTSTANDING  NET ASSETS    RETURN(2)  RATIO(3)
-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT U.S. GROWTH                                                                                                    0.12%
    VUL-CV (0.75% Fee Rate)                       01/23/03   $   7.63    $   9.22          320  $      2,946      20.86%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           7.64        9.38        5,280        49,541      22.83%
    VUL-CV III (0.75% Fee Rate)                                  7.79        9.57        6,982        66,818      22.83%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     7.63        9.35        1,921        17,965      22.64%
    VUL-DB II (0.90% Fee Rate)                                   7.78        9.55        2,805        26,782      22.64%
FIDELITY VIP ASSET MANAGER                                                                                                   3.45%
    VUL I (0.80% Fee Rate)                                       9.61       11.24       76,514       860,396      17.04%
FIDELITY VIP CONTRAFUND SERVICE CLASS                                                                                        0.33%
    VUL-CV (0.75% Fee Rate)                                      8.30       10.58      912,868     9,654,462      27.39%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           8.63       10.99      267,457     2,939,696      27.39%
    VUL-CV III (0.75% Fee Rate)                                  8.82       11.24      163,819     1,841,172      27.39%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     8.73       11.11      286,232     3,179,036      27.20%
    VUL-DB II (0.90% Fee Rate)                                   8.82       11.21       43,408       486,748      27.20%
FIDELITY VIP EQUITY-INCOME                                                                                                   1.80%
    VUL I (0.80% Fee Rate)                                       9.02       11.66      427,784     4,989,282      29.29%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS                                                                                     1.14%
    VUL-CV II Elite and VUL-FLEX (0.75% Fee
      Rate)                                                      8.50       10.99      191,343     2,103,217      29.25%
    VUL-CV III (0.75% Fee Rate)                                  8.43       10.89       59,213       645,097      29.25%
    VUL-DB Elite (0.90% Fee Rate)                                8.49       10.95       32,963       361,079      29.05%
    VUL-DB II (0.90% Fee Rate)                                   8.42       10.87       30,944       336,339      29.05%
    VUL Money Guard (1.00% Fee Rate)                             9.14       11.78          608         7,162      28.94%
FIDELITY VIP GROWTH SERVICE CLASS                                                                                            0.17%
    VUL-CV (0.75% Fee Rate)                                      4.81        6.34      256,695     1,626,500      31.79%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           6.12        8.06      236,957     1,910,512      31.79%
    VUL-CV III (0.75% Fee Rate)                                  8.04       10.60       31,055       329,099      31.79%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     4.79        6.30      219,646     1,384,123      31.59%
    VUL-DB II (0.90% Fee Rate)                                   8.03       10.57       19,881       210,191      31.59%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE
  CLASS                                                                                                                      0.63%
    VUL-CV (0.75% Fee Rate)                                      5.44        7.00      502,423     3,516,717      28.69%
    VUL-CV II (0.75% Fee Rate)                                   7.17        9.22       17,347       159,993      28.69%
    VUL-DB (0.90% Fee Rate)                                      5.88        7.55       83,285       628,757      28.50%
FIDELITY VIP HIGH INCOME SERVICE CLASS                                                                                       5.44%
    VUL-CV (0.75% Fee Rate)                                      7.26        9.14      204,371     1,868,836      26.02%
    VUL-CV II (0.75% Fee Rate)                                   9.16       11.54       17,436       201,217      26.02%
    VUL-DB (0.90% Fee Rate)                                      7.23        9.10       66,675       606,449      25.83%
FIDELITY VIP INVESTMENT GRADE BOND                                                                                           4.24%
    VUL I (0.80% Fee Rate)                                      13.36       13.94      211,232     2,945,598       4.37%
FIDELITY VIP OVERSEAS SERVICE CLASS                                                                                          0.36%
    VUL-CV (0.75% Fee Rate)                       03/20/03       7.33       11.18        5,872        65,657      52.56%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           8.20       11.66       14,428       168,215      42.14%
    VUL-CV III (0.75% Fee Rate)                                  7.69       10.93       12,776       139,587      42.14%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     8.19       11.62       14,245       165,509      41.92%
    VUL-DB II (0.90% Fee Rate)                                   7.68       10.90        8,570        93,411      41.92%
M FUND FRONTIER CAPITAL APPRECIATION                                                                                           --
    VUL-CV III (0.75% Fee Rate)                   08/06/03      11.22       14.06        2,824        39,717      25.31%
    VUL-DB II (0.90% Fee Rate)                    10/15/03      12.97       14.05          557         7,820       8.33%
FTVIPT FRANKLIN SMALL CAP                                                                                                      --
    VUL-CV (0.75% Fee Rate)                                      7.72       10.55       41,066       433,243      36.58%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           8.03       10.97      110,511     1,212,772      36.58%
    VUL-CV III (0.75% Fee Rate)                                  8.13       11.10       90,256     1,002,292      36.58%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     8.02       10.94       37,184       406,699      36.38%
    VUL-DB II (0.90% Fee Rate)                                   8.12       11.08       28,831       319,403      36.38%
    VUL Money Guard (1.00% Fee Rate)                             8.73       11.89          852        10,131      36.25%
FTVIPT TEMPLETON FOREIGN SECURITIES                                                                                          1.91%
    VUL I (0.80% Fee Rate)                                       7.74       10.18      323,559     3,293,782      31.50%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2                                                                                  1.71%
    VUL-CV (0.75% Fee Rate)                                      7.36        9.65      395,188     3,815,458      31.23%
    VUL-CV II (0.75% Fee Rate)                                   7.16        9.40       30,879       290,293      31.23%
    VUL-DB (0.90% Fee Rate)                                      7.60        9.96      139,666     1,391,365      31.03%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION                                                                                     2.74%
    VUL I (0.80% Fee Rate)                                      10.19       13.37       44,022       588,802      31.26%
FTVIPT TEMPLETON GROWTH SECURITIES                                                                                           1.63%
    VUL I (0.80% Fee Rate)                                      10.06       13.23       57,384       759,238      31.57%
    VUL-CV II Elite and VUL-FLEX (0.75% Fee
      Rate)                                                      8.45       11.13       82,151       914,195      31.63%
    VUL-CV III (0.75% Fee Rate)                                  7.93       10.43      104,910     1,094,473      31.63%
    VUL-DB Elite (0.90% Fee Rate)                                8.44       11.09       43,099       477,984      31.43%
    VUL-DB II (0.90% Fee Rate)                                   7.92       10.41       28,660       298,282      31.43%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2                                                                                   1.43%
    VUL-CV (0.75% Fee Rate)                                       9.73       12.76     150,705     1,922,658      31.15%
    VUL-CV II (0.75% Fee Rate)                                    7.91       10.38      12,403       128,711      31.15%
    VUL-DB (0.90% Fee Rate)                                      10.13       13.26      53,851       714,137      30.95%

                                                           UNIT VALUE  UNIT VALUE                                        INVESTMENT
                                              COMMENCEMENT BEGINNING   END OF      UNITS                      TOTAL      INCOME
SUBACCOUNT                                    DATE(1)      OF PERIOD   PERIOD      OUTSTANDING  NET ASSETS    RETURN(2)  RATIO(3)
-----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED                                                                                                  2.14%
    VUL-CV (0.75% Fee Rate)                                  $   9.70    $  10.98      803,087  $  8,814,596      13.20%
    VUL-CV II (0.75% Fee Rate)                                   8.98       10.17       58,474       594,613      13.20%
    VUL-DB (0.90% Fee Rate)                                     10.04       11.35      430,396     4,883,816      13.03%
JANUS ASPEN SERIES BALANCED SERVICE SHARES                                                                                   2.08%
    VUL-CV II Elite and VUL-FLEX (0.75% Fee
      Rate)                                                      9.48       10.70      276,856     2,962,440      12.87%
    VUL-CV III (0.75% Fee Rate)                                  9.39       10.60       86,661       918,397      12.87%
    VUL-DB Elite (0.90% Fee Rate)                                9.46       10.66       51,197       545,919      12.70%
    VUL-DB II (0.90% Fee Rate)                                   9.38       10.57       33,827       357,660      12.70%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE
  SHARES                                                                                                                       --
    VUL-CV (0.75% Fee Rate)                                      2.46        3.58      245,522       878,297      45.38%
    VUL-CV II (0.75% Fee Rate)                                   4.47        6.50       22,920       148,906      45.38%
    VUL-DB (0.90% Fee Rate)                                      2.45        3.56      129,413       460,410      45.16%
JANUS ASPEN SERIES MID CAP GROWTH SERVICE
  SHARES                                                                                                                       --
    VUL-CV (0.75% Fee Rate)                                      8.16       10.92       15,196       165,951      33.76%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           7.30        9.76       61,760       602,986      33.76%
    VUL-CV III (0.75% Fee Rate)                                  8.45       11.31       23,399       264,560      33.76%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     7.29        9.73       14,412       140,233      33.56%
    VUL-DB II (0.90% Fee Rate)                                   8.45       11.28        8,930       100,725      33.56%
JANUS ASPEN SERIES WORLDWIDE GROWTH                                                                                          1.11%
    VUL-CV (0.75% Fee Rate)                                      7.19        8.85    1,225,551    10,841,195      23.06%
    VUL-CV II (0.75% Fee Rate)                                   6.27        7.71       80,642       621,896      23.06%
    VUL-DB (0.90% Fee Rate)                                      6.85        8.42      464,078     3,905,632      22.88%
JANUS ASPEN SERIES WORLDWIDE GROWTH SERVICE
  SHARES                                                                                                                     0.92%
    VUL-CV II Elite and VUL-FLEX (0.75% Fee
      Rate)                                                      7.91        9.70      117,659     1,141,767      22.76%
    VUL-CV III (0.75% Fee Rate)                                  8.06        9.90      111,313     1,101,982      22.76%
    VUL-DB Elite (0.90% Fee Rate)                                7.89        9.67       60,677       586,773      22.57%
    VUL-DB II (0.90% Fee Rate)                                   8.06        9.88       29,768       293,989      22.57%
LINCOLN VIPT AGGRESSIVE GROWTH                                                                                                 --
    VUL-CV (0.75% Fee Rate)                                      7.57        9.96        2,224        22,159      31.63%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           7.57        9.96        4,861        48,433      31.63%
    VUL-CV III (0.75% Fee Rate)                                  7.90       10.39        4,964        51,598      31.63%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     7.56        9.93          788         7,827      31.44%
    VUL-DB II (0.90% Fee Rate)                    05/01/03       8.22       10.37          509         5,274      26.08%
LINCOLN VIPT BOND                                                                                                            4.37%
    VUL-CV (0.75% Fee Rate)                                     12.98       13.82      823,663    11,384,815       6.48%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                          11.47       12.21      566,738     6,919,105       6.48%
    VUL-CV III (0.75% Fee Rate)                                 10.64       11.33      408,046     4,621,625       6.48%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                    12.98       13.80      572,356     7,898,252       6.32%
    VUL-DB II (0.90% Fee Rate)                                  10.63       11.30      126,340     1,427,585       6.32%
    VUL Money Guard (1.00% Fee Rate)                            11.05       11.74        1,352        15,876       6.22%
LINCOLN VIPT CAPITAL APPRECIATION                                                                                              --
    VUL-CV (0.75% Fee Rate)                                      5.75        7.56      620,039     4,690,151      31.47%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           5.75        7.56       31,297       236,555      31.47%
    VUL-CV III (0.75% Fee Rate)                                  8.03       10.56       14,899       157,303      31.47%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     5.72        7.51      328,687     2,466,812      31.27%
    VUL-DB II (0.90% Fee Rate)                                   8.02       10.53        6,476        68,211      31.27%
LINCOLN VIPT EQUITY-INCOME                                                                                                   1.14%
    VUL-CV (0.75% Fee Rate)                                      8.31       10.91      314,505     3,432,256      31.35%
    VUL-CV II (0.75% Fee Rate)                                   7.91       10.39       13,686       142,265      31.35%
    VUL-DB (0.90% Fee Rate)                                      9.52       12.49       81,175     1,013,905      31.16%
LINCOLN VIPT GLOBAL ASSET ALLOCATION                                                                                         3.23%
    VUL-CV (0.75% Fee Rate)                                      8.11        9.70       44,376       430,283      19.50%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                           8.35        9.97       10,665       106,385      19.50%
    VUL-CV III (0.75% Fee Rate)                                  8.96       10.71        6,154        65,914      19.50%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                     8.35        9.97       34,258       341,387      19.32%
    VUL-DB II (0.90% Fee Rate)                                   8.96       10.69        1,287        13,752      19.33%
LINCOLN VIPT INTERNATIONAL                                                                                                   2.57%
    VUL-CV (0.75% Fee Rate)                                      8.26       11.60       18,775       217,879      40.56%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                           9.04       12.70       10,172       129,202      40.56%
    VUL-CV III (0.75% Fee Rate)                                  8.16       11.48       47,567       545,848      40.56%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                     9.02       12.66       24,550       310,802      40.35%
    VUL-DB II (0.90% Fee Rate)                                   8.16       11.45       24,763       283,489      40.35%
LINCOLN VIPT MONEY MARKET                                                                                                    0.69%
    VUL I (0.80% Fee Rate)                                      11.60       11.59      201,151     2,330,935      -0.12%
    VUL-CV (0.75% Fee Rate)                                     11.24       11.23      845,491     9,495,076      -0.07%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                          10.23       10.22    1,673,767    17,103,438      -0.07%
    VUL-CV III (0.75% Fee Rate)                                 10.03       10.02      308,552     3,092,760      -0.07%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                    10.98       10.96    1,022,868    11,210,218      -0.22%
    VUL-DB II (0.90% Fee Rate)                                  10.02       10.00      358,096     3,580,711      -0.22%

                                                                UNIT VALUE
                                                 COMMENCEMENT   BEGINNING    UNIT VALUE      UNITS
SUBACCOUNT                                       DATE(1)        OF PERIOD    END OF PERIOD   OUTSTANDING   NET  ASSETS
-----------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT SOCIAL AWARENESS
    VUL-CV (0.75% Fee Rate)                                     $     7.06   $        9.24       116,482   $  1,076,031
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                7.17            9.38        19,209        180,191
    VUL-CV III (0.75% Fee Rate)                                       8.39           10.99        19,985        219,550
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                          7.47            9.77        24,837        242,581
    VUL-DB II (0.90% Fee Rate)                                        8.39           10.96         9,698        106,288
MFS VIT CAPITAL OPPORTUNITIES
    VUL-CV (0.75% Fee Rate)                                           7.68            9.72            59            577
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                                7.48            9.46        31,493        297,890
    VUL-CV III (0.75% Fee Rate)                                       8.03           10.15         8,296         84,202
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                          7.47            9.43         4,192         39,519
    VUL-DB II (0.90% Fee Rate)                                        8.02           10.13         3,007         30,442
MFS VIT EMERGING GROWTH
    VUL I (0.80% Fee Rate)                                            6.93            8.96       275,297      2,465,901
    VUL-CV (0.75% Fee Rate)                                           5.71            7.38       849,177      6,271,071
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                5.49            7.09        66,336        470,416
    VUL-CV III (0.75% Fee Rate)                                       8.02           10.37        39,947        414,267
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                          5.53            7.14       256,394      1,830,816
    VUL-DB II (0.90% Fee Rate)                                        8.02           10.35         4,994         51,668
MFS VIT TOTAL RETURN
    VUL I (0.80% Fee Rate)                                           11.44           13.20       197,096      2,601,479
    VUL-CV (0.75% Fee Rate)                                          10.61           12.25       440,149      5,390,673
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                9.29           10.73       327,276      3,511,090
    VUL-CV III (0.75% Fee Rate)                                       9.37           10.82       153,676      1,662,765
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                         11.22           12.93       333,741      4,315,315
    VUL-DB II (0.90% Fee Rate)                                        9.36           10.79        65,839        710,659
    VUL Money Guard (1.00% Fee Rate)                                 10.01           11.53         1,015         11,698
MFS VIT UTILITIES
    VUL I (0.80% Fee Rate)                                            8.57           11.55       100,092      1,156,324
    VUL-CV (0.75% Fee Rate)                                           7.46           10.06       337,600      3,396,416
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                5.92            7.99       112,648        899,713
    VUL-CV III (0.75% Fee Rate)                                       9.09           12.26        36,081        442,276
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                          7.36            9.91       175,847      1,742,464
    VUL-DB II (0.90% Fee Rate)                                        9.08           12.23         3,227         39,461
NB AMT MID-CAP GROWTH
    VUL-CV (0.75% Fee Rate)                                           7.26            9.23       414,909      3,828,935
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                6.13            7.79       289,828      2,258,013
    VUL-CV III (0.75% Fee Rate)                                       7.98           10.14       147,600      1,496,701
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                          7.33            9.30       259,344      2,411,711
    VUL-DB II (0.90% Fee Rate)                                        7.97           10.12        39,705        401,671
    VUL Money Guard (1.00% Fee Rate)                                  8.41           10.67           387          4,123
NB AMT PARTNERS
    VUL-CV (0.75% Fee Rate)                                           6.90            9.26        97,555        903,055
    VUL-CV II (0.75% Fee Rate)                                        7.27            9.74        18,664        181,840
    VUL-DB (0.90% Fee Rate)                                           8.23           11.01        36,918        406,622
NB AMT REGENCY
    VUL-CV (0.75% Fee Rate)                                           8.52           11.48       174,152      1,999,864
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                                9.31           12.56        39,339        494,045
    VUL-CV III (0.75% Fee Rate)                                       8.65           11.67        38,492        449,123
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                          9.30           12.52        38,995        488,066
    VUL-DB II (0.90% Fee Rate)                                        8.65           11.64        21,411        249,223
OCC ACCUMULATION GLOBAL EQUITY
    VUL I (0.80% Fee Rate)                                            8.97           11.71        57,184        669,695
OCC ACCUMULATION MANAGED
    VUL I (0.80% Fee Rate)                                            8.62           10.41        63,899        665,512
PUTNAM VT GROWTH & INCOME CLASS IB
    VUL-CV (0.75% Fee Rate)                                           8.21           10.38         1,573         16,321
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                                8.19           10.36       140,629      1,456,767
    VUL-CV III (0.75% Fee Rate)                                       8.44           10.67        19,438        207,409
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                          8.18           10.32        13,617        140,591
    VUL-DB II (0.90% Fee Rate)                                        8.43           10.65        15,305        162,930
PUTNAM VT HEALTH SCIENCES CLASS IB
    VUL-CV (0.75% Fee Rate)                                           8.55           10.04         1,770         17,775
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                                                7.97            9.36        49,344        462,110
    VUL-CV III (0.75% Fee Rate)                                       8.81           10.36        22,154        229,420
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)                          7.95            9.33        26,746        249,626
    VUL-DB II (0.90% Fee Rate)                                        8.81           10.33         6,705         69,269

                                                              INVESTMENT
                                                 TOTAL        INCOME
SUBACCOUNT                                       RETURN(2)    RATIO(3)
-------------------------------------------------------------------------
LINCOLN VIPT SOCIAL AWARENESS                                       0.95%
    VUL-CV (0.75% Fee Rate)                        30.88%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             30.88%
    VUL-CV III (0.75% Fee Rate)                    30.88%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       30.68%
    VUL-DB II (0.90% Fee Rate)                     30.68%
MFS VIT CAPITAL OPPORTUNITIES                                       0.23%
    VUL-CV (0.75% Fee Rate)                        26.57%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                             26.44%
    VUL-CV III (0.75% Fee Rate)                    26.44%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)       26.25%
    VUL-DB II (0.90% Fee Rate)                     26.25%
MFS VIT EMERGING GROWTH                                               --
    VUL I (0.80% Fee Rate)                         29.19%
    VUL-CV (0.75% Fee Rate)                        29.25%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             29.25%
    VUL-CV III (0.75% Fee Rate)                    29.25%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       29.06%
    VUL-DB II (0.90% Fee Rate)                     29.06%
MFS VIT TOTAL RETURN                                                1.60%
    VUL I (0.80% Fee Rate)                         15.40%
    VUL-CV (0.75% Fee Rate)                        15.45%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             15.45%
    VUL-CV III (0.75% Fee Rate)                    15.45%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       15.28%
    VUL-DB II (0.90% Fee Rate)                     15.28%
    VUL Money Guard (1.00% Fee Rate)               15.17%
MFS VIT UTILITIES                                                   2.26%
    VUL I (0.80% Fee Rate)                         34.81%
    VUL-CV (0.75% Fee Rate)                        34.88%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             34.88%
    VUL-CV III (0.75% Fee Rate)                    34.88%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       34.68%
    VUL-DB II (0.90% Fee Rate)                     34.68%
NB AMT MID-CAP GROWTH                                                 --
    VUL-CV (0.75% Fee Rate)                        27.11%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             27.11%
    VUL-CV III (0.75% Fee Rate)                    27.11%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       26.92%
    VUL-DB II (0.90% Fee Rate)                     26.92%
    VUL Money Guard (1.00% Fee Rate)               26.81%
NB AMT PARTNERS                                                       --
    VUL-CV (0.75% Fee Rate)                        34.08%
    VUL-CV II (0.75% Fee Rate)                     34.08%
    VUL-DB (0.90% Fee Rate)                        33.88%
NB AMT REGENCY                                                        --
    VUL-CV (0.75% Fee Rate)                        34.83%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                             34.83%
    VUL-CV III (0.75% Fee Rate)                    34.83%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)       34.63%
    VUL-DB II (0.90% Fee Rate)                     34.63%
OCC ACCUMULATION GLOBAL EQUITY                                      0.63%
    VUL I (0.80% Fee Rate)                         30.50%
OCC ACCUMULATION MANAGED                                            1.78%
    VUL I (0.80% Fee Rate)                         20.78%
PUTNAM VT GROWTH & INCOME CLASS IB                                  1.22%
    VUL-CV (0.75% Fee Rate)                        26.43%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                             26.43%
    VUL-CV III (0.75% Fee Rate)                    26.43%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)       26.24%
    VUL-DB II (0.90% Fee Rate)                     26.24%
PUTNAM VT HEALTH SCIENCES CLASS IB                                  0.44%
    VUL-CV (0.75% Fee Rate)                        17.50%
    VUL-CV II Elite, VUL-CV II, and VUL-FLEX
      (0.75% Fee Rate)                             17.50%
    VUL-CV III (0.75% Fee Rate)                    17.50%
    VUL-DB Elite and VUL-DB (0.90% Fee Rate)       17.33%
    VUL-DB II (0.90% Fee Rate)                     17.33%

                                                                UNIT VALUE
                                                 COMMENCEMENT   BEGINNING    UNIT VALUE      UNITS
SUBACCOUNT                                       DATE(1)        OF PERIOD    END OF PERIOD   OUTSTANDING   NET  ASSETS
-----------------------------------------------------------------------------------------------------------------------
SCUDDER VIT EAFE EQUITY INDEX
    VUL-CV (0.75% Fee Rate)                                     $     6.00   $        7.95       131,871   $  1,047,950
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                6.44            8.53       104,456        891,052
    VUL-CV III (0.75% Fee Rate)                                       7.79           10.31        97,087      1,000,788
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                          5.69            7.53        96,294        724,668
    VUL-DB II (0.90% Fee Rate)                                        7.78           10.28         8,700         89,470
SCUDDER VIT EQUITY 500 INDEX
    VUL I (0.80% Fee Rate)                                            8.04           10.22       881,874      9,011,842
    VUL-CV (0.75% Fee Rate)                                           6.67            8.49     2,146,329     18,217,087
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                7.07            8.99     1,512,964     13,598,929
    VUL-CV III (0.75% Fee Rate)                                       8.49           10.80       349,348      3,774,226
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                          7.06            8.97       612,431      5,491,470
    VUL-DB II (0.90% Fee Rate)                                        8.49           10.78        79,874        860,884
SCUDDER VIT SMALL CAP INDEX
    VUL-CV (0.75% Fee Rate)                                           8.70           12.64       206,196      2,606,410
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                                                7.89           11.46       161,539      1,851,289
    VUL-CV III (0.75% Fee Rate)                                       8.12           11.80       141,811      1,673,315
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)                          9.35           13.57       118,066      1,601,780
    VUL-DB II (0.90% Fee Rate)                                        8.11           11.77        21,811        256,765
M FUND TURNER CORE GROWTH
    VUL-CV III (0.75% Fee Rate)                    08/06/03          10.77           12.48         2,687         33,542
    VUL-DB II (0.90% Fee Rate)                     12/11/03          12.00           12.47             3             42

                                                              INVESTMENT
                                                 TOTAL        INCOME
SUBACCOUNT                                       RETURN(2)    RATIO(3)
------------------------------------------------------------------------
SCUDDER VIT EAFE EQUITY INDEX                                       3.89%
    VUL-CV (0.75% Fee Rate)                        32.36%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             32.36%
    VUL-CV III (0.75% Fee Rate)                    32.36%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       32.16%
    VUL-DB II (0.90% Fee Rate)                     32.16%
SCUDDER VIT EQUITY 500 INDEX                                        1.18%
    VUL I (0.80% Fee Rate)                         27.14%
    VUL-CV (0.75% Fee Rate)                        27.20%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             27.20%
    VUL-CV III (0.75% Fee Rate)                    27.20%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       27.01%
    VUL-DB II (0.90% Fee Rate)                     27.01%
SCUDDER VIT SMALL CAP INDEX                                         0.81%
    VUL-CV (0.75% Fee Rate)                        45.33%
    VUL-CV II, VUL-FLEX, and VUL-CV II Elite
      (0.75% Fee Rate)                             45.33%
    VUL-CV III (0.75% Fee Rate)                    45.33%
    VUL-DB and VUL-DB Elite (0.90% Fee Rate)       45.12%
    VUL-DB II (0.90% Fee Rate)                     45.11%
M FUND TURNER CORE GROWTH                                           0.21%
    VUL-CV III (0.75% Fee Rate)                    15.88%
    VUL-DB II (0.90% Fee Rate)                      3.92%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted.
(2) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

    A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL        INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(40)   INCOME RATIO(41)
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION                                                                                                --
    VUL I (.80% Fee Rate)              $    10.61    $        7.96       291,429   $  2,321,221      -24.96%
AIM V.I. DIVERSIFIED INCOME                                                                                                7.82%
    VUL I (.80% Fee Rate)                    9.93            10.08        63,747        642,565        1.48%
AIM V.I. GROWTH                                                                                                              --
    VUL I (.80% Fee Rate)                    8.09             5.54       432,737      2,396,156      -31.52%
    VUL-CV (.75% Fee Rate)                   6.46             4.43     2,013,480      8,914,728      -31.49%
    VUL-CV II and VUL-CV II Elite
      (.75% Fee Rate)                        8.71             5.97       104,097        621,136      -31.49%
    VUL-CV III (.75% Fee
      Rate) (23)                             8.13             8.13         4,832         39,285       -0.01%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        6.59             4.51       557,232      2,512,019      -31.59%
    VUL-DB II (.90% Fee
      Rate) (12)                             8.63             8.12         1,809         14,694       -5.92%
    VUL Money Guard (1.00%
      Fee Rate)                             11.15             7.62         2,205         16,807      -31.67%
AIM V.I. INTERNATIONAL GROWTH                                                                                              0.62%
    VUL-CV (.75% Fee Rate)                   8.45             7.07       234,882      1,660,759      -16.30%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  8.64             7.23        94,890        685,790      -16.30%
    VUL-CV III (.75% Fee
      Rate) (16)                             8.40             8.19         8,426         68,982       -2.48%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        7.81             6.53       139,039        907,497      -16.43%
    VUL-DB II (.90% Fee
      Rate) (34)                             8.06             8.18           329          2,689        1.55%
    VUL Money Guard (1.00%
      Fee Rate)                             10.64             8.88           539          4,787      -16.53%
AIM V.I. PREMIER EQUITY                                                                                                    0.34%
    VUL I (.80% Fee Rate)                   11.02             7.62       516,782      3,939,429      -30.82%
    VUL-CV (.75% Fee Rate)                   8.71             6.03     2,128,274     12,834,474      -30.78%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  8.99             6.22       211,704      1,317,550      -30.78%
    VUL-CV III (.75% Fee
      Rate) (23)                             8.28             8.22         1,340         11,016       -0.81%
    VUL-DB and VUL-DB
      Elite (.90% Fee Rate)                  8.96             6.19       651,902      4,036,157      -30.88%
    VUL-DB II (.90% Fee
      Rate) (33)                             7.71             8.21           220          1,808        6.55%
AMERICAN FUNDS GLOBAL SMALL
  CAPITALIZATION CLASS 2                                                                                                   0.73%
    VUL-CV (.75% Fee Rate)                   6.70             5.38       267,475      1,439,933      -19.66%
    VUL-CV II and VUL-CV II Elite
      (.75% Fee Rate)                        9.16             7.36       160,417      1,180,759      -19.66%
    VUL-CV III (.75% Fee
      Rate) (10)                             9.31             7.96         8,704         69,308      -14.46%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        9.55             7.66       123,113        942,966      -19.78%
    VUL-DB II (.90% Fee
      Rate) (12)                             9.10             7.96         3,085         24,541      -12.56%
    VUL Money Guard (1.00%
      Fee Rate)                             12.53            10.04           125          1,258      -19.84%
AMERICAN FUNDS GROWTH CLASS 2                                                                                              0.04%
    VUL-CV (.75% Fee Rate)                   7.47             5.60     1,566,931      8,772,822      -25.02%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  8.71             6.53     1,288,450      8,416,785      -25.02%
    VUL-CV III (.75% Fee
      Rate) (8)                              8.97             8.41        74,995        630,953       -6.18%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.18             8.37       754,835      6,320,073      -25.13%
    VUL-DB II (.90% Fee
      Rate) (6)                              9.64             8.41        17,804        149,667      -12.78%
    VUL Money Guard (1.00%
      Fee Rate)                             12.34             9.23         2,114         19,511      -25.20%
AMERICAN FUNDS GROWTH-INCOME
  CLASS 2                                                                                                                  1.18%
    VUL-CV (.75% Fee Rate)                  10.61             8.60       827,072      7,115,098      -18.95%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.76             7.91     1,012,298      8,010,953      -18.95%
    VUL-CV III (.75% Fee
      Rate) (8)                              9.27             8.40        55,858        469,157       -9.38%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.88             9.62       587,735      5,652,279      -19.08%
    VUL-DB II (.90% Fee
      Rate) (10)                             9.42             8.39        39,533        331,746      -10.89%
    VUL Money Guard
      (1.00% Fee Rate)                      11.34             9.16         2,708         24,817      -19.16%
AMERICAN FUNDS INTERNATIONAL
      CLASS 2                                                                                                              2.28%
    VUL-CV (.75% Fee Rate) (1)              10.00             8.21        47,880        392,989      -17.92%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.25             8.66       150,944      1,307,784      -15.48%
    VUL-CV III (.75% Fee
      Rate) (10)                             9.46             8.29        24,605        204,024      -12.36%
    VUL-DB Elite (.90% Fee Rate)            10.25             8.65        35,903        310,472      -15.61%
    VUL-DB II (.90% Fee
      Rate) (6)                              9.38             8.28         4,155         34,422      -11.71%
    VUL Money Guard (1.00%
      Fee Rate)                             10.86             9.16         1,146         10,488      -15.70%
ABVPSF SMALL CAP VALUE                                                                                                     0.18%
    VUL-CV (.75% Fee Rate) (1)              10.00             8.42        26,261        221,043      -15.83%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.95            10.19        69,438        707,647       -6.90%
    VUL-CV III (.75% Fee
      Rate) (10)                             9.46             8.52         9,136         77,879       -9.85%
    VUL-DB Elite (.90% Fee Rate)            10.94            10.17        27,122        275,879       -7.04%
    VUL-DB II (.90% Fee
      Rate) (10)                             9.45             8.52         8,571         72,994       -9.91%
    VUL Money Guard (1.00%
      Fee Rate)                             11.86            11.02         1,102         12,139       -7.12%
ABVPSF GROWTH AND INCOME                                                                                                   0.78%
    VUL-CV (.75% Fee Rate) (2)              10.17             8.09        12,263         99,161      -20.48%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.38             8.03       177,415      1,424,733      -22.63%
    VUL-CV III (.75% Fee
      Rate) (10)                             9.43             8.39        16,680        140,005      -10.97%
    VUL-DB Elite (.90% Fee Rate)            10.38             8.01       108,282        867,871      -22.75%
    VUL-DB II (.90% Fee
      Rate) (6)                              9.80             8.39         8,894         74,589      -14.39%
    VUL Money Guard (1.00%
      Fee Rate)                             11.34             8.75           810          7,089      -22.84%
ABVPSF PREMIER GROWTH                                                                                                        --
    VUL-CV (.75% Fee Rate) (12)              8.58             8.09         1,250         10,115       -5.71%
    VUL-CV II Elite (.75%
      Fee Rate)                             11.04             7.60        53,372        405,737      -31.16%
    VUL-CV III (.75% Fee
      Rate) (10)                             9.52             8.30         2,397         19,910      -12.77%
    VUL-DB Elite (.90% Fee Rate)            11.04             7.59        15,506        117,664      -31.27%
    VUL-DB II (.90% Fee
      Rate) (27)                             9.29             8.30         6,230         51,697      -10.66%

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL        INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(40)   INCOME RATIO(41)
-------------------------------------------------------------------------------------------------------------------------------
ABVPSF TECHNOLOGY                                                                                                            --
    VUL-CV (.75% Fee Rate) (31)        $     6.48    $        6.99           177   $      1,234        7.94%
    VUL-CV II Elite (.75%
      Fee Rate)                             11.60             6.71        18,679        125,367      -42.14%
    VUL-CV III (.75% Fee
      Rate) (8)                              8.62             7.42         7,941         58,947      -13.83%
    VUL-DB Elite (.90% Fee Rate)            11.59             6.70         9,179         61,481      -42.23%
    VUL-DB II (.90% Fee
      Rate) (32)                             6.83             7.42         4,806         35,646        8.62%
    VUL Money Guard (1.00%
      Fee Rate)                             12.91             7.45           208          1,548      -42.29%
BARON CAPITAL ASSET                                                                                                          --
    VUL-CV (.75% Fee Rate)                  12.17            10.36       236,440      2,450,089      -14.84%
    VUL-CV II (.75% Fee Rate)               10.61             9.03        25,513        230,484      -14.84%
    VUL-DB (.90% Fee Rate)                  13.66            11.61        71,459        829,888      -14.97%
DELAWARE VIPT DEVON                                                                                                        0.91%
    VUL-CV (.75% Fee Rate)                   7.22             5.56        57,776        321,241      -22.94%
    VUL-CV II (.75% Fee Rate)                9.15             7.05           464          3,275      -22.95%
    VUL-DB (.90% Fee Rate)                   8.36             6.43         2,309         14,855      -23.06%
DELAWARE VIPT EMERGING MARKETS                                                                                             2.59%
    VUL I (.80% Fee Rate)                    9.00             9.39        36,244        340,342        4.34%
    VUL-CV (.75% Fee Rate)                   9.59            10.01       131,381      1,314,831        4.39%
    VUL-CV II (.75% Fee Rate)                9.72            10.14         4,786         48,545        4.39%
    VUL-DB (.90% Fee Rate)                   9.83            10.24        28,394        290,887        4.23%
DELAWARE VIPT HIGH YIELD                                                                                                   9.38%
    VUL-CV (.75% Fee Rate)                   7.47             7.55       128,459        969,399        1.08%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.93            10.04        48,559        487,517        1.08%
    VUL-CV III (.75%
      Fee Rate) (7)                          9.53            10.04         5,743         57,663        5.34%
    VUL-DB and VUL-DB
      Elite (.90% Fee Rate)                  8.02             8.10        93,998        761,108        0.93%
    VUL-DB II (.90% Fee
      Rate) (30)                             9.49            10.03         1,628         16,336        5.70%
    VUL Money Guard
      (1.00% Fee Rate)                      10.35            10.43           667          6,956        0.81%
DELAWARE VIPT LARGE CAP VALUE                                                                                              0.43%
    VUL-CV (.75% Fee Rate) (3)              10.07             8.14         2,152         17,526      -19.17%
    VUL-CV II Elite
      (.75% Fee Rate)                       10.35             8.36        15,613        130,471      -19.28%
    VUL-CV III (.75%
      Fee Rate) (22)                         8.80             8.37        14,364        120,184       -4.90%
    VUL-DB Elite (.90% Fee Rate)            10.35             8.34        18,691        155,914      -19.41%
    VUL-DB II (.90% Fee
      Rate) (37)                             8.27             8.36         1,948         16,282        1.04%
DELAWARE VIPT REIT                                                                                                         1.70%
    VUL-CV (.75% Fee Rate)                  12.95            13.43       191,533      2,572,612        3.74%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                 10.96            11.37       105,687      1,202,091        3.74%
    VUL-CV III (.75% Fee
      Rate) (7)                             10.24             9.34        20,783        194,189       -8.78%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       14.62            15.14        82,842      1,254,282        3.59%
    VUL-DB II (.90% Fee
      Rate) (18)                             9.53             9.34         3,831         35,768       -2.05%
DELAWARE VIPT SMALL CAP VALUE                                                                                              0.48%
    VUL I (.80% Fee Rate)                   11.96            11.20       223,173      2,498,945       -6.35%
    VUL-CV (.75% Fee Rate)                  12.32            11.54       427,009      4,928,259       -6.31%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                 10.55             9.89       320,115      3,164,707       -6.31%
    VUL-CV III (.75% Fee
      Rate) (8)                              9.67             8.54        19,189        163,789      -11.71%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       13.78            12.89       185,594      2,391,904       -6.45%
    VUL-DB II (.90% Fee
      Rate) (17)                             8.21             8.53        10,364         88,394        3.85%
    VUL Money Guard (1.00%
      Fee Rate)                             11.82            11.05           784          8,670       -6.53%
DELAWARE VIPT TREND                                                                                                          --
    VUL I (.80% Fee Rate)                   14.46            11.48       146,271      1,679,746      -20.58%
    VUL-CV (.75% Fee Rate)                  12.10             9.62       634,059      6,097,555      -20.54%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.77             7.76       202,556      1,571,945      -20.54%
    VUL-CV III (.75% Fee
      Rate) (8)                              9.19             8.54        19,603        167,349       -7.09%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.75             8.53       244,764      2,087,753      -20.66%
    VUL-DB II (.90% Fee
      Rate) (18)                             8.49             8.53        15,496        132,168        0.46%
    VUL Money Guard (1.00%
      Fee Rate)                             12.82            10.16         1,012         10,284      -20.72%
DELAWARE VIPT U.S. GROWTH                                                                                                  0.29%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.88             7.64         3,359         25,660      -29.78%
    VUL-CV III (.75% Fee
      Rate) (35)                             8.09             7.79           381          2,966       -3.73%
    VUL-DB Elite (.90% Fee Rate)            10.88             7.63           188          1,437      -29.88%
    VUL-DB II (.90% Fee
      Rate) (39)                             7.96             7.78           457          3,559       -2.22%
FIDELITY VIP ASSET MANAGER                                                                                                 3.85%
    VUL I (.80% Fee Rate)                   10.61             9.61        80,251        771,057       -9.46%
FIDELITY VIP CONTRAFUND
  SERVICE CLASS                                                                                                            0.70%
    VUL-CV (.75% Fee Rate)                   9.23            8.30        862,522      7,160,450      -10.10%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.60            8.63        248,645      2,145,255      -10.10%
    VUL-CV III (.75% Fee
      Rate) (15)                             8.27             8.82        26,078        230,066        6.64%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        9.73            8.73        254,166      2,219,197      -10.24%
    VUL-DB II (.90% Fee
      Rate) (10)                             9.61             8.82         9,781         86,221       -8.26%
FIDELITY VIP EQUITY-INCOME                                                                                                 1.73%
    VUL I (.80% Fee Rate)                   10.95            9.02        447,889      4,040,274      -17.61%
FIDELITY VIP EQUITY-INCOME
  SERVICE CLASS                                                                                                            0.38%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.32            8.50        102,732        873,686      -17.62%
    VUL-CV III (.75% Fee
      Rate) (15)                             7.89             8.43        10,576         89,151        6.87%
    VUL-DB Elite (.90% Fee Rate)            10.32             8.49        25,835        219,284      -17.74%
    VUL-DB II (.90% Fee
      Rate) (20)                             8.26             8.42         1,960         16,509        2.01%
    VUL Money Guard (1.00%
      Fee Rate)                             11.12             9.14           594          5,429      -17.83%

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL        INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(40)   INCOME RATIO(41)
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SERVICE CLASS                                                                                          0.13%
    VUL-CV (.75% Fee Rate)             $     6.94    $        4.81       270,024   $  1,298,244      -30.72%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  8.83             6.12       163,839      1,002,336      -30.72%
    VUL-CV III (.75% Fee
      Rate) (22)                             8.33             8.04         2,486         19,994       -3.48%
    VUL-DB and VUL-DB
      Elite (.90% Fee Rate)                  6.92             4.79       199,288        954,329      -30.83%
    VUL-DB II (.90% Fee
      Rate) (24)                             8.84             8.03         1,190          9,560       -9.10%
FIDELITY VIP GROWTH
  OPPORTUNITIES SERVICE CLASS                                                                                              0.92%
    VUL-CV (.75% Fee Rate)                   7.02             5.44       523,209      2,845,669      -22.50%
    VUL-CV II (.75% Fee Rate)                9.25             7.17        15,072        108,016      -22.50%
    VUL-DB (.90% Fee Rate)                   7.59             5.88        87,448        513,759      -22.62%
FIDELITY VIP HIGH INCOME
  SERVICE CLASS                                                                                                           11.59%
    VUL-CV (.75% Fee Rate)                   7.06             7.26       119,588        867,747        2.84%
    VUL-CV II (.75% Fee Rate)                8.90             9.16        34,165        312,855        2.84%
    VUL-DB (.90% Fee Rate)                   7.04             7.23        64,939        469,398        2.69%
FIDELITY VIP INVESTMENT
  GRADE BOND                                                                                                               3.67%
    VUL I (.80% Fee Rate)                   12.21            13.36       268,849      3,592,235        9.46%
FIDELITY VIP OVERSEAS
  SERVICE CLASS                                                                                                            0.20%
    VUL-CV (.75% Fee Rate) (1)              10.00             7.87            51            398      -21.33%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.37             8.20        15,588        127,857      -20.94%
    VUL-CV III (.75% Fee
      Rate) (16)                             8.13             7.69         1,231          9,465       -5.43%
    VUL-DB Elite (.90% Fee Rate)            10.37             8.19         7,223         59,129      -21.06%
    VUL-DB II (.90% Fee
      Rate) (12)                             9.23             7.68         1,701         13,065      -16.78%
JANUS ASPEN SERIES MID CAP
  GROWTH SERVICE SHARES                                                                                                      --
    VUL-CV (.75% Fee Rate) (14)              8.05             8.16           762          6,221        1.48%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.23             7.30        18,372        134,096      -28.66%
    VUL-CV III (.75% Fee
      Rate) (8)                              9.21             8.45         9,328         78,853       -8.24%
    VUL-DB Elite (.90% Fee Rate)            10.23             7.29         5,501         40,075      -28.77%
    VUL-DB II (.90% Fee
      Rate) (31)                             8.26             8.45           695          5,867        2.30%
JANUS ASPEN SERIES BALANCED                                                                                                2.44%
    VUL-CV (.75% Fee Rate)                  10.44             9.70       967,268      9,378,821       -7.14%
    VUL-CV II (.75% Fee Rate)                9.67             8.98        53,800        483,299       -7.14%
    VUL-DB (.90% Fee Rate)                  10.83            10.04       459,231      4,610,363       -7.28%
JANUS ASPEN SERIES BALANCED
  SERVICE SHARES                                                                                                           2.57%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.23             9.48       199,449      1,890,760       -7.37%
    VUL-CV III (.75% Fee
      Rate) (19)                             9.31             9.39        24,376        228,864        0.87%
    VUL-DB Elite (.90% Fee Rate)            10.23             9.46        33,394        315,952       -7.51%
    VUL-DB II (.90% Fee
      Rate) (18)                             9.40             9.38         2,829         26,543       -0.18%
JANUS ASPEN SERIES GLOBAL
  TECHNOLOGY SERVICE SHARES                                                                                                  --
    VUL-CV (.75% Fee Rate)                   4.20             2.46       222,817        548,257      -41.37%
    VUL-CV II (.75% Fee Rate)                7.62             4.47        26,279        117,438      -41.37%
    VUL-DB (.90% Fee Rate)                   4.19             2.45       134,040        328,505      -41.46%
JANUS ASPEN SERIES
  WORLDWIDE GROWTH                                                                                                         0.90%
    VUL-CV (.75% Fee Rate)                   9.72             7.19     1,401,785     10,076,115      -26.06%
    VUL-CV II (.75% Fee Rate)                8.47             6.27       120,354        754,198      -26.06%
    VUL-DB (.90% Fee Rate)                   9.28             6.85       487,247      3,337,075      -26.17%
JANUS ASPEN SERIES WORLDWIDE
  GROWTH SERVICE SHARES                                                                                                    0.79%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.72             7.91       121,763        962,541      -26.26%
    VUL-CV III (.75% Fee
      Rate) (9)                              9.10             8.06        24,712        199,292      -11.40%
    VUL-DB Elite (.90% Fee Rate)            10.72             7.89        58,806        463,952      -26.37%
    VUL-DB II (.90% Fee
      Rate) (18)                             8.55             8.06        10,129         81,609       -5.71%
LINCOLN VIPT AGGRESSIVE GROWTH                                                                                               --
    VUL-CV (.75% Fee Rate) (5)               9.43             7.57         2,097         15,877      -19.75%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.93             7.57         1,836         13,899      -30.75%
    VUL-CV III (.75% Fee
      Rate) (35)                             8.13             7.90           483          3,815       -2.85%
    VUL-DB Elite (.90% Fee Rate)            10.93             7.56           802          6,058      -30.84%
LINCOLN VIPT BOND                                                                                                          5.29%
    VUL-CV (.75% Fee Rate)                  11.87            12.98       997,626     12,950,091        9.33%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                 10.49            11.47       541,485      6,208,442        9.33%
    VUL-CV III (.75% Fee
      Rate) (9)                             10.02            10.64        52,186        555,099        6.12%
    VUL-DB and VUL-DB
      Elite (.90% Fee Rate)                 11.89            12.98       554,375      7,195,294        9.17%
    VUL-DB II (.90% Fee
      Rate) (6)                             10.10            10.63        18,102        192,386        5.27%
    VUL Money Guard (1.00%
      Fee Rate)                             10.14            11.05         1,606         17,756        9.04%
LINCOLN VIPT CAPITAL APPRECIATION                                                                                            --
    VUL-CV (.75% Fee Rate)                   7.94             5.75       645,760      3,715,466      -27.51%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  7.93             5.75        25,851        148,621      -27.51%
    VUL-CV III (.75% Fee
      Rate) (28)                             8.57             8.03           642          5,153       -6.34%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        7.90             5.72       295,086      1,687,050      -27.62%
    VUL-DB II (.90% Fee
      Rate) (24)                             8.85             8.02           376          3,015       -9.29%
LINCOLN VIPT EQUITY-INCOME                                                                                                 1.04%
    VUL-CV (.75% Fee Rate)                   9.93             8.31       147,604      1,226,328      -16.30%
    VUL-CV II (.75% Fee Rate)                9.45             7.91        12,236         96,829      -16.30%
    VUL-DB (.90% Fee Rate)                  11.39             9.52        97,093        924,637      -16.42%
LINCOLN VIPT GLOBAL
  ASSET ALLOCATION                                                                                                         1.56%
    VUL-CV (.75% Fee Rate)                   9.29             8.11        32,111        260,543      -12.64%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.56             8.35         3,223         26,903      -12.65%
    VUL-CV III (.75% Fee
      Rate) (29)                             9.00             8.96         3,211         28,783       -0.39%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        9.57             8.35        21,729        181,465      -12.78%
    VUL-DB II (.90% Fee
      Rate) (36)                             9.07             8.96           185          1,661       -1.21%

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL        INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(40)   INCOME RATIO(41)
-------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT INTERNATIONAL                                                                                                 3.56%
    VUL-CV (.75% Fee Rate) (1)         $    10.00    $        8.26         2,451   $     20,234      -17.44%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.20             9.04        17,278        156,134      -11.44%
    VUL-CV III (.75% Fee
      Rate) (11)                             9.64             8.16         4,122         33,649      -15.34%
    VUL-DB Elite (.90% Fee Rate)            10.20             9.02        11,322        102,132      -11.57%
    VUL-DB II (.90% Fee
      Rate) (32)                             7.73             8.16         6,320         51,551        5.47%
LINCOLN VIPT MONEY MARKET                                                                                                  1.38%
    VUL I (.80% Fee Rate)                   11.53            11.60       209,816      2,434,304        0.60%
    VUL-CV (.75% Fee Rate)                  11.17            11.24     1,170,917     13,159,127        0.65%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                 10.16            10.23     2,183,897     22,332,233        0.65%
    VUL-CV III (.75% Fee
      Rate) (7)                             10.00            10.03       132,032      1,324,371        0.27%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.93            10.98     1,323,526     14,537,513        0.50%
    VUL-DB II (.90% Fee
      Rate) (6)                             10.00            10.02        93,479        936,805        0.19%
LINCOLN VIPT SOCIAL AWARENESS                                                                                              0.97%
    VUL-CV (.75% Fee Rate)                   9.13             7.06       108,374        764,936      -22.70%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.27             7.17        20,818        149,211      -22.70%
    VUL-CV III (.75% Fee
      Rate) (19)                             8.20             8.39         5,823         48,878        2.39%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        9.68             7.47        20,372        152,256      -22.82%
    VUL-DB II (.90% Fee
      Rate) (37)                             8.43             8.39           962          8,069       -0.51%
MFS VIT CAPITAL OPPORTUNITIES                                                                                              0.03%
    VUL-CV (.75% Fee Rate) (26)              8.52             7.68            57            437       -9.91%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.72             7.48        24,498        183,265      -30.22%
    VUL-CV III (.75% Fee
      Rate) (8)                              8.93             8.03         1,620         13,001      -10.09%
    VUL-DB Elite (.90% Fee Rate)            10.72             7.47         2,286         17,069      -30.32%
    VUL-DB II (.90% Fee
      Rate) (10)                             9.16             8.02           755          6,059      -12.48%
MFS VIT EMERGING GROWTH                                                                                                      --
    VUL I (.80% Fee Rate)                   10.55             6.93       260,544      1,806,442      -34.29%
    VUL-CV (.75% Fee Rate)                   8.69             5.71       900,004      5,142,098      -34.26%
    VUL-CV II and VUL-CV II Elite
      (.75% Fee Rate)                        8.35             5.49        60,987        334,596      -34.26%
    VUL-CV III (.75% Fee
      Rate) (8)                              8.96             8.02         1,323         10,617      -10.45%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        8.43             5.53       260,222      1,439,740      -34.35%
    VUL-DB II (.90% Fee
      Rate) (38)                             8.35             8.02           559          4,481       -4.01%
MFS VIT TOTAL RETURN                                                                                                       1.66%
    VUL I (.80% Fee Rate)                   12.16            11.44       230,752      2,639,356       -5.92%
    VUL-CV (.75% Fee Rate)                  11.27            10.61       416,688      4,420,239       -5.88%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.87             9.29       237,503      2,206,934       -5.88%
    VUL-CV III (.75% Fee
      Rate) (13)                             9.35             9.37        23,223        217,634        0.18%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.93            11.22       331,829      3,721,865       -6.02%
    VUL-DB II (.90% Fee
      Rate) (17)                             8.95             9.36        18,456        172,807        4.67%
    VUL Money Guard (1.00%
      Fee Rate)                             10.66            10.01         1,053         10,544       -6.13%
MFS VIT UTILITIES                                                                                                          2.61%
    VUL I (.80% Fee Rate)                   11.18             8.57        98,389        843,127      -23.37%
    VUL-CV (.75% Fee Rate)                   9.73             7.46       318,905      2,378,638      -23.33%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  7.72             5.92        80,263        475,279      -23.33%
    VUL-CV III (.75% Fee
      Rate) (21)                             8.48             9.09         1,767         16,062        7.19%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        9.61             7.36       173,108      1,273,642      -23.45%
    VUL-DB II (.90% Fee
      Rate) (36)                             8.74             9.08           325          2,951        3.93%
NB AMT MID-CAP GROWTH                                                                                                        --
    VUL-CV (.75% Fee Rate)                  10.35             7.26       507,258      3,682,634      -29.87%
    VUL-CV II and VUL-CV II Elite
      (.75% Fee Rate)                        8.74             6.13       168,227      1,031,063      -29.87%
    VUL-CV III (.75% Fee
      Rate) (7)                              9.39             7.98        10,176         81,178      -15.01%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.46             7.33       233,100      1,707,837      -29.97%
    VUL-DB II (.90% Fee
      Rate) (10)                             9.17             7.97         7,913         63,070      -13.08%
    VUL Money Guard (1.00%
      Fee Rate)                             12.02             8.41           372          3,125      -30.05%
NB AMT PARTNERS                                                                                                            0.51%
    VUL-CV (.75% Fee Rate)                   9.17             6.90        90,170        622,536      -24.71%
    VUL-CV II (.75% Fee Rate)                9.65             7.27        15,335        111,429      -24.71%
    VUL-DB (.90% Fee Rate)                  10.94             8.23        40,163        330,419      -24.82%
NB AMT REGENCY                                                                                                             0.07%
    VUL-CV (.75% Fee Rate) (2)              10.15             8.52         9,482         80,760      -16.11%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.49             9.31        26,612        247,880      -11.22%
    VUL-CV III (.75% Fee
      Rate) (10)                             9.60             8.65        13,333        115,380       -9.88%
    VUL-DB Elite (.90% Fee Rate)            10.49             9.30        32,520        302,338      -11.36%
    VUL-DB II (.90% Fee Rate) (6)            9.99             8.65         4,266         36,886      -13.42%
OCC ACCUMULATION GLOBAL EQUITY                                                                                             0.50%
    VUL I (.80% Fee Rate)                   10.95             8.97        63,908        573,514      -18.07%
OCC ACCUMULATION MANAGED                                                                                                   1.83%
    VUL I (.80% Fee Rate)                   10.46             8.62        83,177        717,219      -17.54%
PUTNAM VT GROWTH & INCOME
  CLASS IB                                                                                                                 1.72%
    VUL-CV (.75% Fee Rate) (3)              10.10             8.21         2,704         22,197      -18.76%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.19             8.19        50,813        416,336      -19.59%
    VUL-CV III (.75% Fee
      Rate) (28)                             8.78             8.44         4,070         34,351       -3.92%
    VUL-DB Elite (.90% Fee Rate)            10.19             8.18        11,268         92,152      -19.71%
    VUL-DB II (.90% Fee
      Rate) (32)                             7.91             8.43         6,652         56,094        6.63%

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL        INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(40)   INCOME RATIO(41)
-------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES CLASS IB                                                                                           --
    VUL-CV (.75% Fee Rate) (4)         $    10.13    $        8.55           212   $      1,813      -15.59%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.08             7.97        23,296        185,660      -20.94%
    VUL-CV III (.75% Fee
      Rate) (8)                              9.15             8.81         5,553         48,938       -3.68%
    VUL-DB Elite (.90% Fee Rate)            10.08             7.95        15,888        126,385      -21.06%
    VUL-DB II (.90% Fee
      Rate) (19)                             8.82             8.81           719          6,329       -0.15%
SCUDDER VIT EAFE EQUITY INDEX                                                                                              1.33%
    VUL-CV (.75% Fee Rate)                   7.72             6.00       173,074      1,039,118      -22.18%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  8.28             6.44        64,536        415,929      -22.18%
    VUL-CV III (.75% Fee
      Rate) (7)                              9.52             7.79         1,402         10,919      -18.19%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        7.33             5.69        83,434        475,095      -22.30%
    VUL-DB II (.90% Fee
      Rate) (12)                             9.25             7.78         3,510         27,308      -15.92%
SCUDDER VIT EQUITY 500 INDEX                                                                                               1.08%
    VUL I (.80% Fee Rate)                   10.43             8.04       958,226      7,702,024      -22.93%
    VUL-CV (.75% Fee Rate)                   8.65             6.67     2,554,740     17,046,779      -22.90%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                  9.16             7.07       971,196      6,862,714      -22.90%
    VUL-CV III (.75% Fee
      Rate) (7)                              9.51             8.49        20,941        177,862      -10.68%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        9.17             7.06       509,112      3,594,246      -23.01%
    VUL-DB II (.90% Fee
      Rate) (6)                              9.79             8.49         7,368         62,529      -13.36%
SCUDDER VIT SMALL CAP INDEX                                                                                                0.72%
    VUL-CV (.75% Fee Rate)                  11.03             8.70       192,917      1,677,909      -21.18%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate)                 10.00             7.89       103,753        818,156      -21.18%
    VUL-CV III (.75% Fee
      Rate) (7)                              9.76             8.12        11,021         89,477      -16.77%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.88             9.35       108,601      1,015,309      -21.30%
    VUL-DB II (.90% Fee
      Rate) (25)                             8.40             8.11         3,188         25,859       -3.48%
FTVIPT FRANKLIN SMALL CAP                                                                                                  0.36%
    VUL-CV (.75% Fee Rate) (1)              10.00             7.72         4,393         33,934      -22.76%
    VUL-CV II Elite (.75%
      Fee Rate)                             11.33             8.03        52,210        419,507      -29.05%
    VUL-CV III (.75% Fee
      Rate) (9)                              8.77             8.13        13,036        105,995       -7.26%
    VUL-DB Elite (.90% Fee Rate)            11.32             8.02        17,982        144,219      -29.16%
    VUL-DB II (.90% Fee
      Rate) (6)                              9.51             8.12         6,333         51,444      -14.58%
    VUL Money Guard (1.00%
      Fee Rate)                             12.33             8.73           894          7,803      -29.22%
FTVIPT TEMPLETON FOREIGN
  SECURITIES                                                                                                               1.78%
    VUL I (.80% Fee Rate)                    9.56             7.74       335,237      2,595,250      -19.06%
FTVIPT TEMPLETON FOREIGN
  SECURITIES CLASS 2                                                                                                       1.57%
    VUL-CV (.75% Fee Rate)                   9.10             7.36       390,181      2,870,722      -19.17%
    VUL-CV II (.75% Fee Rate)                8.86             7.16        27,811        199,235      -19.17%
    VUL-DB (.90% Fee Rate)                   9.42             7.60       126,224        959,684      -19.29%
FTVIPT TEMPLETON GLOBAL
  ASSET ALLOCATION                                                                                                         1.94%
    VUL I (.80% Fee Rate)                   10.72            10.19        34,846        355,073       -4.93%
FTVIPT TEMPLETON GROWTH
  SECURITIES                                                                                                               2.33%
    VUL I (.80% Fee Rate)                   12.41            10.06        57,194        575,174      -18.97%
    VUL-CV II Elite (.75%
      Fee Rate)                             10.43             8.45        63,659        538,180      -18.93%
    VUL-CV III (.75% Fee
      Rate) (9)                              9.12             7.93        10,603         84,031      -13.10%
    VUL-DB Elite (.90% Fee Rate)            10.42             8.44        37,267        314,457      -19.05%
    VUL-DB II (.90% Fee
      Rate) (6)                              9.44             7.92         4,612         36,521      -16.15%
FTVIPT TEMPLETON GROWTH
  SECURITIES CLASS 2                                                                                                       2.19%
    VUL-CV (.75% Fee Rate)                  12.02             9.73        76,363        742,826      -19.10%
    VUL-CV II (.75% Fee Rate)                9.78             7.91        13,906        110,035      -19.10%
    VUL-DB (.90% Fee Rate)                  12.54            10.13        51,745        524,010      -19.22%

 (1) Reflects less than a full year of activity. Funds were first received in this option on 5/13/2002.
 (2) Reflects less than a full year of activity. Funds were first received in this option on 5/17/2002.
 (3) Reflects less than a full year of activity. Funds were first received in this option on 5/22/2002.
 (4) Reflects less than a full year of activity. Funds were first received in this option on 5/23/2002.
 (5) Reflects less than a full year of activity. Funds were first received in this option on 6/06/2002.
 (6) Reflects less than a full year of activity. Funds were first received in this option on 6/19/2002.
 (7) Reflects less than a full year of activity. Funds were first received in this option on 6/26/2002.
 (8) Reflects less than a full year of activity. Funds were first received in this option on 7/01/2002.
 (9) Reflects less than a full year of activity. Funds were first received in this option on 7/03/2002.
(10) Reflects less than a full year of activity. Funds were first received in this option on 7/05/2002.
(11) Reflects less than a full year of activity. Funds were first received in this option on 7/09/2002.
(12) Reflects less than a full year of activity. Funds were first received in this option on 7/10/2002.
(13) Reflects less than a full year of activity. Funds were first received in this option on 7/15/2002.
(14) Reflects less than a full year of activity. Funds were first received in this option on 7/19/2002.
(15) Reflects less than a full year of activity. Funds were first received in this option on 7/22/2002.
(16) Reflects less than a full year of activity. Funds were first received in this option on 7/23/2002.
(17) Reflects less than a full year of activity. Funds were first received in this option on 7/24/2002.
(18) Reflects less than a full year of activity. Funds were first received in this option on 7/29/2002.
(19) Reflects less than a full year of activity. Funds were first received in this option on 8/02/2002.
(20) Reflects less than a full year of activity. Funds were first received in this option on 8/06/2002.
(21) Reflects less than a full year of activity. Funds were first received in this option on 8/08/2002.
(22) Reflects less than a full year of activity. Funds were first received in this option on 8/12/2002.
(23) Reflects less than a full year of activity. Funds were first received in this option on 8/13/2002.
(24) Reflects less than a full year of activity. Funds were first received in this option on 8/19/2002.
(25) Reflects less than a full year of activity. Funds were first received in this option on 8/20/2002.
(26) Reflects less than a full year of activity. Funds were first received in this option on 8/22/2002.

(27) Reflects less than a full year of activity. Funds were first received in this option on 8/23/2002.
(28) Reflects less than a full year of activity. Funds were first received in this option on 8/29/2002.
(29) Reflects less than a full year of activity. Funds were first received in this option on 9/03/2002.
(30) Reflects less than a full year of activity. Funds were first received in this option on 9/17/2002.
(31) Reflects less than a full year of activity. Funds were first received in this option on 9/19/2002.
(32) Reflects less than a full year of activity. Funds were first received in this option on 9/25/2002.
(33) Reflects less than a full year of activity. Funds were first received in this option on 10/03/2002.
(34) Reflects less than a full year of activity. Funds were first received in this option on 10/22/2002.
(35) Reflects less than a full year of activity. Funds were first received in this option on 10/23/2002.
(36) Reflects less than a full year of activity. Funds were first received in this option on 11/07/2002.
(37) Reflects less than a full year of activity. Funds were first received in this option on 11/08/2002.
(38) Reflects less than a full year of activity. Funds were first received in this option on 12/06/2002.
(39) Reflects less than a full year of activity. Funds were first received in this option on 12/18/2002.
(40) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(41) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

    A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL       INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(4)   INCOME RATIO(5)
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION                                                                                            7.81%
    VUL I (.80% Fee Rate)              $    13.95    $       10.61       286,625   $  3,042,298      -23.89%
AIM V.I. DIVERSIFIED INCOME                                                                                              7.08%
    VUL I (.80% Fee Rate)                    9.67             9.93        61,767        613,504        2.77%
AIM V.I. GROWTH                                                                                                          0.25%
    VUL I (.80% Fee Rate)                   12.33             8.09       417,714      3,377,708      -34.41%
    VUL-CV (.75% Fee Rate)                   9.85             6.46     1,957,097     12,647,584      -34.38%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.71        73,642        641,374      -12.91%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.06             6.59       546,704      3,602,684      -34.48%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.15            97          1,085       11.54%
AIM V.I. INTERNATIONAL GROWTH                                                                                            0.40%
    VUL-CV (.75% Fee Rate)                  11.13             8.45       222,248      1,877,552      -24.10%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.64        34,367        296,760      -13.65%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.31             7.81       133,445      1,042,221      -24.22%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            10.64            97          1,035        6.39%
AIM V.I. PREMIER EQUITY                                                                                                  0.14%
    VUL I (.80% Fee Rate)                   12.70            11.02       531,405      5,855,175      -13.26%
    VUL-CV (.75% Fee Rate)                  10.04             8.71     2,176,049     18,957,893      -13.22%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.99        84,088        756,034      -10.09%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.34             8.96       639,328      5,727,071      -13.35%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.34            97          1,103       13.39%
AMERICAN FUNDS GLOBAL SMALL
  CAPITALIZATION CLASS 2                                                                                                 0.80%
    VUL-CV (.75% Fee Rate)                   7.75             6.70       152,746      1,023,485      -13.50%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.16        40,148        367,811       -8.39%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.05             9.55       115,526      1,103,001      -13.63%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            12.53            97          1,219       25.26%
AMERICAN FUNDS GROWTH CLASS 2                                                                                            0.48%
    VUL-CV (.75% Fee Rate)                   9.19             7.47     1,372,856     10,250,938      -18.76%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.71       335,172      2,920,082      -12.88%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       13.79            11.18       598,689      6,695,351      -18.89%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            12.34            97          1,201       23.38%
AMERICAN FUNDS GROWTH-INCOME
  CLASS 2                                                                                                                1.86%
    VUL-CV (.75% Fee Rate)                  10.43            10.61       711,827      7,555,771        1.79%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.76       225,608      2,202,908       -2.36%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.69            11.88       344,573      4,094,895        1.64%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.34            97          1,103       13.35%
AMERICAN FUNDS INTERNATIONAL
  CLASS 2                                                                                                                  --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            10.25        17,550        179,902        2.51%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.25         7,201         73,791        2.47%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            10.86            97          1,057        8.60%
ABVPSF SMALL CAP VALUE                                                                                                     --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            10.95         7,659         83,837        9.46%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.94         1,281         14,011        9.42%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.86            97          1,154       18.60%
ABVPSF GROWTH AND INCOME                                                                                                   --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.38        49,195        510,640        3.80%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.38        21,456        222,617        3.75%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.34            97          1,104       13.43%
ABVPSF PREMIER GROWTH                                                                                                      --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            11.04         2,305         25,451       10.44%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            11.04         4,968         54,851       10.40%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.98            97          1,166       19.82%
ABVPSF TECHNOLOGY                                                                                                          --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            11.60           513          5,953       15.99%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            11.59         1,266         14,675       15.94%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            12.91            97          1,256       29.08%
BARON CAPITAL ASSET                                                                                                        --
    VUL-CV (.75% Fee Rate)                  10.91            12.17       140,819      1,713,489       11.50%
    VUL-CV II (.75% Fee Rate) (1)           10.00            10.61        22,971        243,680        6.08%
    VUL-DB (.90% Fee Rate)                  12.27            13.66        70,727        965,953       11.33%
DELAWARE VIPT DEVON                                                                                                      0.66%
    VUL-CV (.75% Fee Rate)                   8.01             7.22        43,742        315,630       -9.87%
    VUL-CV II (.75% Fee Rate) (1)           10.00             9.15           371          3,397       -8.46%
    VUL-DB (.90% Fee Rate)                   9.29             8.36         1,757         14,691      -10.01%
DELAWARE VIPT EMERGING MARKETS                                                                                           0.43%
    VUL I (.80% Fee Rate)                    8.62             9.00        31,675        285,076        4.44%
    VUL-CV (.75% Fee Rate)                   9.17             9.59       116,928      1,120,996        4.49%
    VUL-CV II (.75% Fee Rate) (1)           10.00             9.72         2,944         28,603       -2.84%
    VUL-DB (.90% Fee Rate)                   9.42             9.83        24,105        236,925        4.34%

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL       INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(4)   INCOME RATIO(5)
------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT HIGH YIELD                                                                                                 8.27%
    VUL-CV (.75% Fee Rate)             $     7.84    $        7.47       104,498   $    780,164       -4.82%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.93         9,230         91,675       -0.68%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        8.44             8.02        47,799        383,476       -4.96%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            10.35            97          1,007        3.46%
DELAWARE VIPT LARGE CAP VALUE                                                                                              --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            10.35         1,752         18,143        3.53%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.35           142          1,473        3.51%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.12            97          1,083       11.25%
DELAWARE VIPT REIT                                                                                                       1.17%
    VUL-CV (.75% Fee Rate)                  11.99            12.95        84,252      1,090,834        7.98%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00            10.96        28,109        308,180        9.64%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       13.56            14.62        37,187        543,550        7.81%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            10.73            97          1,044        7.32%
DELAWARE VIPT SMALL CAP VALUE                                                                                            0.84%
    VUL I (.80% Fee Rate)                   10.78            11.96       203,613      2,434,634       10.95%
    VUL-CV (.75% Fee Rate)                  11.10            12.32       394,623      4,861,098       11.00%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00            10.55        96,363      1,016,790        5.52%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       12.43            13.78       145,192      2,000,190       10.84%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.82            97          1,151       18.25%
DELAWARE VIPT TREND                                                                                                        --
    VUL I (.80% Fee Rate)                   17.22            14.46       170,402      2,463,796      -16.01%
    VUL-CV (.75% Fee Rate)                  14.40            12.10       618,933      7,490,287      -15.97%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.77       117,638      1,148,866       -2.34%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       12.81            10.75       266,503      2,864,942      -16.10%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            12.82            97          1,247       28.18%
DELAWARE VIPT U.S. GROWTH                                                                                                  --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            10.88           142          1,544        8.79%
    VUL-DB Elite (.90%
      Fee Rate) (2)                         10.00            10.88            81            882        8.76%
    VUL Money Guard
      (1.00% Fee Rate) (3)                  10.00            11.68            97          1,136       16.78%
FIDELITY VIP ASSET MANAGER                                                                                               4.06%
    VUL I (.80% Fee Rate)                   11.15            10.61        82,681        877,369       -4.85%
FIDELITY VIP CONTRAFUND
  SERVICE CLASS                                                                                                          0.60%
    VUL-CV (.75% Fee Rate)                  10.62             9.23       927,605      8,566,060      -13.02%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.60        67,690        649,635       -4.03%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.20             9.73       250,454      2,436,163      -13.15%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            10.96            97          1,067        9.60%
FIDELITY VIP EQUITY-INCOME                                                                                               1.73%
    VUL I (.80% Fee Rate)                   11.61            10.95       440,423      4,822,049       -5.71%
FIDELITY VIP EQUITY-INCOME
  SERVICE CLASS                                                                                                            --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            10.32        11,494        118,660        3.23%
    VUL-DB Elite (.90%
      Fee Rate) (2)                         10.00            10.32         2,006         20,698        3.19%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.12            97          1,082       11.19%
FIDELITY VIP GROWTH SERVICE CLASS                                                                                          --
    VUL-CV (.75% Fee Rate)                   8.50             6.94       206,134      1,430,545      -18.34%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.83        67,343        594,682      -11.69%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        8.49             6.92       174,210      1,205,983      -18.46%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.80            97          1,148       18.02%
FIDELITY VIP GROWTH
  OPPORTUNITIES SERVICE CLASS                                                                                            0.24%
    VUL-CV (.75% Fee Rate)                   8.26             7.02       503,481      3,533,388      -15.08%
    VUL-CV II (.75% Fee Rate) (1)           10.00             9.25         7,704         71,240       -7.52%
    VUL-DB (.90% Fee Rate)                   8.95             7.59        81,782        620,895      -15.21%
FIDELITY VIP HIGH INCOME
  SERVICE CLASS                                                                                                          6.88%
    VUL-CV (.75% Fee Rate)                   8.07             7.06       113,783        802,795      -12.55%
    VUL-CV II (.75% Fee Rate) (1)           10.00             8.90        32,407        288,550      -10.96%
    VUL-DB (.90% Fee Rate)                   8.06             7.04        74,376        523,531      -12.69%
FIDELITY VIP INVESTMENT GRADE BOND                                                                                       5.14%
    VUL I (.80% Fee Rate)                   11.34            12.21       261,031      3,186,224        7.60%
FIDELITY VIP OVERSEAS
  SERVICE CLASS                                                                                                            --
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            10.37         2,849         29,555        3.75%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.37         1,284         13,313        3.70%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            10.92            97          1,063        9.18%
JANUS ASPEN SERIES MID CAP
  GROWTH SERVICE SHARES                                                                                                    --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.23         5,231         53,518        2.31%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.23            86            882        2.28%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.40            97          1,110       14.04%
JANUS ASPEN SERIES BALANCED                                                                                              2.83%
    VUL-CV (.75% Fee Rate)                  11.04            10.44     1,024,709     10,700,215       -5.38%
    VUL-CV II (.75% Fee Rate) (1)           10.00             9.67        43,635        422,145       -3.26%
    VUL-DB (.90% Fee Rate)                  11.46            10.83       474,978      5,143,044       -5.52%
JANUS ASPEN SERIES BALANCED
  SERVICE SHARES                                                                                                         5.88%
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.23        41,587        425,613        2.34%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.23         5,429         55,535        2.30%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            10.68            97          1,039        6.80%
JANUS ASPEN SERIES GLOBAL
  TECHNOLOGY SERVICE SHARES                                                                                              0.65%
    VUL-CV (.75% Fee Rate)                   6.75             4.20       315,300      1,323,329      -37.79%
    VUL-CV II (.75% Fee Rate) (1)           10.00             7.62        18,060        137,668      -23.77%
    VUL-DB (.90% Fee Rate)                   6.74             4.19       133,138        557,404      -37.88%

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL       INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(4)   INCOME RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE
  GROWTH                                                                                                                 0.53%
    VUL-CV (.75% Fee Rate)             $    12.63    $        9.72     1,457,585   $ 14,169,673      -23.02%
    VUL-CV II (.75% Fee Rate) (1)           10.00             8.47       111,813        947,611      -15.25%
    VUL-DB (.90% Fee Rate)                  12.07             9.28       549,455      5,097,012      -23.13%
JANUS ASPEN SERIES WORLDWIDE
  GROWTH SERVICE SHARES                                                                                                  0.22%
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.72        30,249        324,281        7.21%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.72        23,165        248,221        7.16%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            11.53            97          1,122       15.31%
LINCOLN VIPT AGGRESSIVE GROWTH                                                                                             --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.93            90            984        9.31%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.93            93          1,019        9.26%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            12.43            97          1,213       24.32%
LINCOLN VIPT BOND                                                                                                        5.65%
    VUL-CV (.75% Fee Rate)                  10.96            11.87     1,111,452     13,195,984        8.34%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00            10.49       160,523      1,683,373        4.87%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.99            11.89       344,657      4,097,595        8.17%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            10.14            97            986        1.37%
LINCOLN VIPT CAPITAL APPRECIATION                                                                                          --
    VUL-CV (.75% Fee Rate)                  10.79             7.94       654,970      5,198,478      -26.44%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             7.93         8,782         69,646      -20.69%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.75             7.90       281,893      2,226,534      -26.55%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            11.64            97          1,133       16.43%
LINCOLN VIPT EQUITY-INCOME                                                                                               1.44%
    VUL-CV (.75% Fee Rate)                  10.79             9.93       133,643      1,326,526       -8.03%
    VUL-CV II (.75% Fee Rate) (1)           10.00             9.45        29,160        275,698       -5.45%
    VUL-DB (.90% Fee Rate)                  12.41            11.39        89,958      1,025,036       -8.17%
LINCOLN VIPT GLOBAL ASSET
  ALLOCATION                                                                                                             0.56%
    VUL-CV (.75% Fee Rate)                  10.15             9.29        35,542        330,122       -8.47%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.56         1,131         10,805       -4.45%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.48             9.57        18,608        178,163       -8.60%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            10.99            93          1,023        9.87%
LINCOLN VIPT INTERNATIONAL                                                                                               0.58%
    VUL-CV II Elite (.75%
      Fee Rate) (2)                         10.00            10.20           493          5,032        2.03%
    VUL-DB Elite (.90%
      Fee Rate) (2)                         10.00            10.20         1,042         10,627        2.01%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.04            93          1,028       10.44%
LINCOLN VIPT MONEY MARKET                                                                                                3.78%
    VUL I (.80% Fee Rate)                   11.18            11.53       149,033      1,718,780        3.19%
    VUL-CV (.75% Fee Rate)                  10.82            11.17     1,053,999     11,768,612        3.24%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00            10.16     1,129,273     11,473,154        1.60%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.60            10.93     1,532,584     16,750,088        3.08%
    VUL Money Guard
      (1.00% Fee Rate) (3)                  10.00            10.04            93            934        0.38%
LINCOLN VIPT SOCIAL AWARENESS                                                                                            0.77%
    VUL-CV (.75% Fee Rate)                  10.17             9.13       117,002      1,068,374      -10.20%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.27        13,789        127,859       -7.27%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.80             9.68        16,436        159,159      -10.33%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            11.53            93          1,073       15.29%
MFS VIT CAPITAL OPPORTUNITIES                                                                                              --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.72         6,995         74,983        7.20%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.72         2,335         25,026        7.16%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            11.92            93          1,110       19.24%
MFS VIT EMERGING GROWTH                                                                                                    --
    VUL I (.80% Fee Rate)                   15.99            10.55       275,113      2,902,787      -34.02%
    VUL-CV (.75% Fee Rate)                  13.16             8.69       981,573      8,530,240      -33.98%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.35        38,488        321,187      -16.55%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       12.79             8.43       290,024      2,444,392      -34.08%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            12.16            93          1,132       21.56%
MFS VIT TOTAL RETURN                                                                                                     1.80%
    VUL I (.80% Fee Rate)                   12.23            12.16       220,725      2,683,651       -0.55%
    VUL-CV (.75% Fee Rate)                  11.33            11.27       376,707      4,245,629       -0.50%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.87        97,201        959,607       -1.28%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       12.01            11.93       258,230      3,081,824       -0.65%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            10.66            93            993        6.64%
MFS VIT UTILITIES                                                                                                        3.09%
    VUL I (.80% Fee Rate)                   14.87            11.18       111,191      1,243,472      -24.81%
    VUL-CV (.75% Fee Rate)                  12.93             9.73       302,698      2,944,952      -24.77%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             7.72        48,160        371,978      -22.76%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       12.80             9.61       176,130      1,692,845      -24.88%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00             9.88            93            919       -1.22%
NB AMT MID-CAP GROWTH                                                                                                      --
    VUL-CV (.75% Fee Rate)                  13.84            10.35       525,304      5,437,812      -25.21%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.74        73,205        639,761      -12.61%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       14.01            10.46       186,004      1,946,087      -25.32%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            12.02            93          1,119       20.24%
NB AMT PARTNERS                                                                                                          0.29%
    VUL-CV (.75% Fee Rate)                   9.51             9.17        87,068        798,401       -3.55%
    VUL-CV II (.75% Fee Rate) (1)           10.00             9.65        11,067        106,810       -3.49%
    VUL-DB (.90% Fee Rate)                  11.36            10.94        34,088        373,043       -3.70%

                                       UNIT VALUE
                                       BEGINNING     UNIT VALUE      UNITS                        TOTAL       INVESTMENT
SUBACCOUNT                             OF PERIOD     END OF PERIOD   OUTSTANDING   NET ASSETS     RETURN(4)   INCOME RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
NB AMT REGENCY                                                                                                             --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                        $    10.00    $       10.49         6,673   $     70,017        4.92%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.49         2,029         21,277        4.88%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            11.17            93          1,040       11.69%
OCC ACCUMULATION GLOBAL EQUITY                                                                                             --
    VUL I (.80% Fee Rate)                   12.81            10.95        67,831        742,940      -14.51%
OCC ACCUMULATION MANAGED                                                                                                 2.29%
    VUL I (.80% Fee Rate)                   11.09            10.46        82,263        860,269      -5.67%
PUTNAM VT GROWTH & INCOME CLASS IB                                                                                         --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.19        23,261        237,025        1.90%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.19         4,310         43,902        1.86%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            10.88            93          1,013        8.80%
PUTNAM VT HEALTH SCIENCES CLASS IB                                                                                         --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.08         2,736         27,580        0.80%
    VUL-DB Elite (.90% Fee Rate) (2)        10.00            10.08         9,121         91,911        0.77%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            10.59            93            985        5.86%
SCUDDER VIT EAFE EQUITY INDEX                                                                                              --
    VUL-CV (.75% Fee Rate)                  10.32             7.72       190,730      1,471,560      -25.25%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             8.28        26,036        215,632      -17.18%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                        9.82             7.33       109,462        802,191      -25.36%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            10.62            97          1,033        6.16%
SCUDDER VIT EQUITY 500 INDEX                                                                                             0.93%
    VUL I (.80% Fee Rate)                   11.97            10.43       941,597      9,820,738      -12.88%
    VUL-CV (.75% Fee Rate)                   9.93             8.65     2,454,180     21,238,642      -12.84%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00             9.16       129,782      1,189,401       -8.35%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       10.54             9.17       602,157      5,521,817      -12.97%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            11.30            97          1,100       13.01%
SCUDDER VIT SMALL CAP INDEX                                                                                              0.80%
    VUL-CV (.75% Fee Rate)                  10.89            11.03       257,019      2,836,045        1.31%
    VUL-CV II and VUL-CV II
      Elite (.75% Fee Rate) (1)             10.00            10.00        30,964        309,774        0.04%
    VUL-DB and VUL-DB Elite
      (.90% Fee Rate)                       11.74            11.88        65,047        772,677        1.16%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            12.14            97          1,181       21.36%
FTVIPT FRANKLIN SMALL CAP                                                                                                  --
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            11.33        10,332        117,016       13.25%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            11.32         4,018         45,490       13.22%
    VUL Money Guard (1.00%
      Fee Rate) (3)                         10.00            12.33            97          1,200       23.34%
FTVIPT TEMPLETON FOREIGN
  SECURITIES                                                                                                             3.01%
    VUL I (.80% Fee Rate)                   11.44             9.56       336,966      3,222,768      -16.42%
FTVIPT TEMPLETON FOREIGN
  SECURITIES CLASS 2                                                                                                     2.85%
    VUL-CV (.75% Fee Rate)                  10.92             9.10       367,307      3,343,373      -16.62%
    VUL-CV II (.75% Fee Rate) (1)           10.00             8.86        22,850        202,522      -11.37%
    VUL-DB (.90% Fee Rate)                  11.32             9.42       115,140      1,084,659      -16.75%
FTVIPT TEMPLETON GLOBAL ASSET
  ALLOCATION                                                                                                             1.45%
    VUL I (.80% Fee Rate)                   11.97            10.72        32,372        346,970      -10.44%
FTVIPT TEMPLETON GROWTH SECURITIES                                                                                       1.96%
    VUL I (.80% Fee Rate)                   12.64            12.41        56,957        706,899       -1.77%
    VUL-CV II Elite (.75% Fee
      Rate) (2)                             10.00            10.43        19,695        205,389        4.28%
    VUL-DB Elite (.90% Fee
      Rate) (2)                             10.00            10.42         7,895         82,299        4.24%
    VUL Money Guard (1.00% Fee
      Rate) (3)                             10.00            11.20            97          1,090       12.04%
FTVIPT TEMPLETON GROWTH
  SECURITIES CLASS 2                                                                                                     1.74%
    VUL-CV (.75% Fee Rate)                  12.28            12.02        43,449        522,427       -2.05%
    VUL-CV II (.75% Fee Rate) (1)           10.00             9.78         4,977         48,681       -2.19%
    VUL-DB (.90% Fee Rate)                  12.82            12.54        26,360        330,450       -2.19%

(1) Reflects less than a full year of activity. Funds were first received in this option on 5/09/2001.
(2) Reflects less than a full year of activity. Funds were first received in this option on 9/10/2001.
(3) Reflects less than a full year of activity. Funds were first received in this option on 09/19/2001.
(4) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4.  PURCHASES AND SALES OF INVESTMENTS

    The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2003.

                                                       AGGREGATE       AGGREGATE
                                                       COST OF         PROCEEDS
                                                       PURCHASES       FROM SALES
------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $     478,753   $     616,912
AIM V.I. Diversified Income                                  203,086         173,364
AIM V.I. Growth                                            2,925,345       3,177,205
AIM V.I. International Growth                              6,052,773       5,689,241
AIM V.I. Premier Equity                                    3,128,819       4,885,127
ABVPSF Growth and Income                                   3,691,104       1,542,384
ABVPSF Premier Growth                                        716,416         105,435
ABVPSF Small Cap Value                                     2,941,194       1,858,043
ABVPSF Technology                                            957,246         411,278
American Funds Global Small Capitalization Class 2         7,224,764       4,491,626
American Funds Growth Class 2                             21,511,462       8,368,031
American Funds Growth-Income Class 2                      22,291,610      10,832,486
American Funds International Class 2                       4,857,979       1,666,338
Baron Capital Asset                                          726,690       1,096,489
M Fund Brandes International Equity                           44,722           4,121
M Fund Business Opportunity Value                                 68               -
Delaware VIPT Devon                                           17,274         362,414
Delaware VIPT Emerging Markets                               934,840         858,191
Delaware VIPT High Yield                                  21,197,651      17,967,949
Delaware VIPT Large Cap Value                              2,574,908         852,735
Delaware VIPT REIT                                        11,772,170       7,258,767
Delaware VIPT Small Cap Value                              8,825,824       5,815,878
Delaware VIPT Trend                                        4,550,401       2,496,767
Delaware VIPT U.S. Growth                                    181,102          66,279
Fidelity VIP Asset Manager                                   149,298         164,740
Fidelity VIP Contrafund Service Class                      5,134,986       2,714,639
Fidelity VIP Equity-Income                                   670,007         831,987
Fidelity VIP Equity-Income Service Class                   3,306,611       1,715,943
Fidelity VIP Growth Service Class                          2,251,619       1,284,309
Fidelity VIP Growth Opportunities Service Class              567,614         670,064
Fidelity VIP High Income Service Class                     3,522,847       2,913,478
Fidelity VIP Investment Grade Bond                           943,499       1,567,390
Fidelity VIP Overseas Service Class                       13,632,055      13,429,243
M Fund Frontier Capital Appreciation                          39,580           2,230
FTVIPT Franklin Small Cap                                  4,054,426       2,075,493
FTVIPT Templeton Foreign Securities                          419,007         501,778
FTVIPT Templeton Foreign Securities Class 2                2,063,135       1,774,792
FTVIPT Templeton Global Asset Allocation                     279,336         158,242
FTVIPT Templeton Growth Securities                         1,700,682         501,543
FTVIPT Templeton Growth Securities Class 2                 1,434,432         502,537
Janus Aspen Series Balanced                                1,775,311       3,569,693
Janus Aspen Series Balanced Service Shares                 2,639,188         709,515
Janus Aspen Series Global Technology Service Shares          554,230         531,061
Janus Aspen Series Mid Cap Growth Service Shares           1,579,265         757,556
Janus Aspen Series Worldwide Growth                        1,897,646       3,744,943
Janus Aspen Series Worldwide Growth Service Shares         2,094,990       1,224,530
Lincoln VIPT Aggressive Growth                               797,373         709,697
Lincoln VIPT Bond                                         20,677,365      16,204,534
Lincoln VIPT Capital Appreciation                          2,076,186       1,907,159
Lincoln VIPT Equity-Income                                 2,265,370         888,826
Lincoln VIPT Global Asset Allocation                         516,120         160,539
Lincoln VIPT International                                 8,230,538       7,453,974
Lincoln VIPT Money Market                                104,916,324     112,907,866
Lincoln VIPT Social Awareness                                540,323         222,245
MFS VIT Capital Opportunities                                365,465         216,974
MFS VIT Emerging Growth                                    2,451,806       2,282,586
MFS VIT Total Return                                       7,459,802       4,830,719

                                                       AGGREGATE       AGGREGATE
                                                       COST OF         PROCEEDS
                                                       PURCHASES       FROM SALES
------------------------------------------------------------------------------------
MFS VIT Utilities                                      $   3,332,006   $   2,650,211
NB AMT Mid-Cap Growth                                      4,166,301       2,414,950
NB AMT Partners                                              379,840         319,747
NB AMT Regency                                             3,022,071         874,930
OCC Accumulation Global Equity                               269,566         354,830
OCC Accumulation Managed                                     127,456         301,634
Putnam VT Growth & Income Class IB                         1,744,017         684,115
Putnam VT Health Sciences Class IB                         1,190,570         663,212
Scudder VIT EAFE Equity Index                              7,545,591       6,597,542
Scudder VIT Equity 500 Index                              19,994,454      14,573,915
Scudder VIT Small Cap Index                                5,736,354       3,456,198
M Fund Turner Core Growth                                     19,330             186

5. INVESTMENTS

    The following is a summary of investments owned at December 31, 2003.

                                                                     NET
                                                       SHARES        ASSET     VALUE OF       COST OF
                                                       OUTSTANDING   VALUE     SHARES         SHARES
----------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                              133,733   $ 21.28   $  2,845,834   $  3,313,925
AIM V.I. Diversified Income                                 78,064      8.82        688,522        756,178
AIM V.I. Growth                                          1,263,977     14.83     18,744,785     27,030,947
AIM V.I. International Growth                              293,570     16.04      4,708,857      3,964,447
AIM V.I. Premier Equity                                  1,264,869     20.23     25,588,303     33,200,960
ABVPSF Growth and Income                                   262,832     21.80      5,729,747      5,134,720
ABVPSF Premier Growth                                       65,025     21.58      1,403,231      1,329,427
ABVPSF Small Cap Value                                     218,523     14.49      3,166,403      2,653,598
ABVPSF Technology                                           71,486     14.48      1,035,118        902,770
American Funds Global Small Capitalization Class 2         640,733     14.08      9,021,527      7,235,537
American Funds Growth Class 2                            1,063,472     45.50     48,387,953     45,914,538
American Funds Growth-Income Class 2                     1,236,854     33.48     41,409,879     36,601,997
American Funds International Class 2                       498,847     13.40      6,684,554      5,589,384
Baron Capital Asset                                        193,336     21.53      4,162,525      3,482,596
M Fund Brandes International Equity                          3,326     14.56         48,423         41,034
M Fund Business Opportunity Value                                7     10.09             70             68
Delaware VIPT Emerging Markets                             297,313     11.18      3,323,953      2,234,501
Delaware VIPT High Yield                                 1,126,328      5.69      6,408,805      5,914,954
Delaware VIPT Large Cap Value                              155,324     16.33      2,536,435      2,192,514
Delaware VIPT REIT                                         781,162     15.14     11,826,790      9,950,143
Delaware VIPT Small Cap Value                              853,463     25.64     21,882,803     16,711,977
Delaware VIPT Trend                                        671,755     27.29     18,332,206     17,835,186
Delaware VIPT U.S. Growth                                   24,782      6.62        164,056        152,626
Fidelity VIP Asset Manager                                  59,527     14.46        860,756        920,935
Fidelity VIP Contrafund Service Class                      780,283     23.06     17,993,329     16,685,715
Fidelity VIP Equity-Income                                 215,247     23.18      4,989,421      4,990,139
Fidelity VIP Equity-Income Service Class                   148,285     23.11      3,426,872      2,958,190
Fidelity VIP Growth Service Class                          176,604     30.92      5,460,581      5,392,539
Fidelity VIP Growth Opportunities Service Class            285,884     15.06      4,305,408      4,815,639
Fidelity VIP High Income Service Class                     386,788      6.92      2,676,574      2,472,458
Fidelity VIP Investment Grade Bond                         215,804     13.65      2,945,722      2,720,709
Fidelity VIP Overseas Service Class                         40,614     15.53        630,733        570,438
M Fund Frontier Capital Appreciation                         2,209     19.72         43,560         37,546
FTVIPT Franklin Small Cap                                  191,184     17.60      3,364,837      2,911,579
FTVIPT Templeton Foreign Securities                        266,303     12.37      3,294,173      4,111,925
FTVIPT Templeton Foreign Securities Class 2                449,126     12.24      5,497,298      5,557,825
FTVIPT Templeton Global Asset Allocation                    31,353     18.78        588,815        551,740
FTVIPT Templeton Growth Securities                         309,076     11.31      3,495,645      3,095,558
FTVIPT Templeton Growth Securities Class 2                 247,146     11.19      2,765,565      2,560,571
Janus Aspen Series Balanced                                621,998     22.98     14,293,511     15,046,281
Janus Aspen Series Balanced Service Shares                 200,800     23.82      4,783,063      4,527,475
Janus Aspen Series Global Technology Service Shares        421,031      3.53      1,486,239      1,713,136
Janus Aspen Series Mid Cap Growth Service Shares            60,547     21.05      1,274,519      1,138,070
Janus Aspen Series Worldwide Growth                        594,496     25.82     15,349,883     20,849,168
Janus Aspen Series Worldwide Growth Service Shares         121,578     25.70      3,124,543      2,908,041
Lincoln VIPT Aggressive Growth                              15,601      8.67        135,294        115,578
Lincoln VIPT Bond                                        2,433,768     13.22     32,181,714     31,086,270
Lincoln VIPT Capital Appreciation                          453,734     16.79      7,619,562      9,713,520
Lincoln VIPT Equity-Income                                 276,500     16.60      4,588,524      4,101,452
Lincoln VIPT Global Asset Allocation                        75,383     12.71        957,742        908,688
Lincoln VIPT International                                 105,776     13.62      1,440,665      1,271,257
Lincoln VIPT Money Market                                4,677,217     10.00     46,772,172     46,772,172
Lincoln VIPT Social Awareness                               70,145     26.00      1,823,844      1,989,366
MFS VIT Capital Opportunities                               37,377     12.11        452,640        411,568
MFS VIT Emerging Growth                                    741,540     15.51     11,501,292     16,388,658
MFS VIT Total Return                                       928,836     19.58     18,186,615     16,772,649
MFS VIT Utilities                                          481,313     15.95      7,676,938      7,826,875

                                                                     NET
                                                       SHARES        ASSET     VALUE OF       COST OF
                                                       OUTSTANDING   VALUE     SHARES         SHARES
----------------------------------------------------------------------------------------------------------
NB AMT Mid-Cap Growth                                      674,982   $ 15.33   $ 10,347,475   $ 11,275,863
NB AMT Partners                                             96,854     15.40      1,491,549      1,395,430
NB AMT Regency                                             304,442     12.09      3,680,705      3,006,947
OCC Accumulation Global Equity                              47,666     14.05        669,710        676,141
OCC Accumulation Managed                                    16,956     39.13        663,478        676,525
Putnam VT Growth & Income Class IB                          85,297     23.26      1,984,007      1,742,595
Putnam VT Health Sciences Class IB                          91,995     10.97      1,009,183        926,645
Scudder VIT EAFE Equity Index                              452,626      8.21      3,716,062      3,276,953
Scudder VIT Equity 500 Index                             4,364,067     11.64     50,797,735     50,959,192
Scudder VIT Small Cap Index                                652,816     12.24      7,990,466      6,595,388
M Fund Turner Core Growth                                    1,659     13.19         21,887         19,161

6.  CHANGES IN UNITS OUTSTANDING

    The change in units outstanding for the year ended December 31, 2003 is as follows:

                                                       UNITS        UNITS           NET INCREASE
                                                       ISSUED       REDEEMED        (DECREASE)
------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                              72,581        (85,946)        (13,365)
AIM V.I. Diversified Income                                19,365        (20,082)           (718)
AIM V.I. Growth                                           846,905       (922,284)        (75,379)
AIM V.I. International Growth                             905,418       (861,178)         44,240
AIM V.I. Premier Equity                                   811,704     (1,060,903)       (249,198)
ABVPSF Growth and Income                                  417,381       (191,533)        225,848
ABVPSF Premier Growth                                      83,334        (14,287)         69,047
ABVPSF Small Cap Value                                    272,214       (173,205)         99,009
ABVPSF Technology                                         105,123        (42,862)         62,261
American Funds Global Small Capitalization Class 2        946,026       (620,890)        325,136
American Funds Growth Class 2                           3,144,188     (1,576,799)      1,567,389
American Funds Growth-Income Class 2                    2,616,512     (1,426,608)      1,189,905
American Funds International Class 2                      557,468       (225,234)        332,234
Baron Capital Asset                                        83,555       (110,657)        (27,102)
M Fund Brandes International Equity                         3,577           (178)          3,400
M Fund Business Opportunity Value                               6             --               6
Delaware VIPT Devon                                         2,880        (63,429)        (60,549)
Delaware VIPT Emerging Markets                             76,524        (80,488)         (3,964)
Delaware VIPT High Yield                                2,361,476     (2,066,550)        294,927
Delaware VIPT Large Cap Value                             273,229        (86,062)        187,167
Delaware VIPT REIT                                        866,492       (521,596)        344,896
Delaware VIPT Small Cap Value                             812,320       (558,897)        253,424
Delaware VIPT Trend                                       588,716       (361,170)        227,546
Delaware VIPT U.S. Growth                                  21,110         (8,188)         12,922
Fidelity VIP Asset Manager                                 16,294        (20,031)         (3,736)
Fidelity VIP Contrafund Service Class                     690,390       (417,797)        272,592
Fidelity VIP Equity-Income                                 89,438       (109,543)        (20,105)
Fidelity VIP Equity-Income Service Class                  361,552       (188,179)        173,373
Fidelity VIP Growth Service Class                         370,019       (242,610)        127,408
Fidelity VIP Growth Opportunities Service Class           134,895       (157,569)        (22,673)
Fidelity VIP High Income Service Class                    446,069       (376,279)         69,790
Fidelity VIP Investment Grade Bond                         69,948       (127,566)        (57,618)
Fidelity VIP Overseas Service Class                     1,513,539     (1,483,442)         30,097
M Fund Frontier Capital Appreciation                        3,498           (117)          3,381
FTVIPT Franklin Small Cap                                 457,329       (243,478)        213,851
FTVIPT Templeton Foreign Securities                        66,586        (78,264)        (11,678)
FTVIPT Templeton Foreign Securities Class 2               309,387       (287,871)         21,516
FTVIPT Templeton Global Asset Allocation                   23,198        (14,022)          9,176
FTVIPT Templeton Growth Securities                        198,968        (56,099)        142,868
FTVIPT Templeton Growth Securities Class 2                131,546        (56,601)         74,946
Janus Aspen Series Balanced                               256,049       (444,391)       (188,342)
Janus Aspen Series Balanced Service Shares                243,275        (54,783)        188,492
Janus Aspen Series Global Technology Service Shares       207,751       (193,032)         14,719
Janus Aspen Series Mid Cap Growth Service Shares          170,330        (81,291)         89,039
Janus Aspen Series Worldwide Growth                       503,595       (742,710)       (239,115)
Janus Aspen Series Worldwide Growth Service Shares        229,342       (125,335)        104,007
Lincoln VIPT Aggressive Growth                              8,946           (818)          8,128
Lincoln VIPT Bond                                       1,873,149     (1,540,035)        333,114
Lincoln VIPT Capital Appreciation                         401,501       (367,818)         33,683
Lincoln VIPT Equity-Income                                254,101       (101,667)        152,433
Lincoln VIPT Global Asset Allocation                       55,887        (19,606)         36,280
Lincoln VIPT International                                871,362       (787,029)         84,333
Lincoln VIPT Money Market                              11,411,903    (12,115,646)       (703,743)
Lincoln VIPT Social Awareness                              62,179        (28,316)         33,863
MFS VIT Capital Opportunities                              44,701        (26,870)         17,832
MFS VIT Emerging Growth                                   520,648       (512,141)          8,507
MFS VIT Total Return                                      773,258       (513,970)        259,288
MFS VIT Utilities                                         450,429       (357,691)         92,738

                                                       UNITS        UNITS           NET INCREASE
                                                       ISSUED       REDEEMED        (DECREASE)
------------------------------------------------------------------------------------------------
NB AMT Mid-Cap Growth                                     634,006       (409,278)        224,728
NB AMT Partners                                            54,208        (46,739)          7,469
NB AMT Regency                                            316,667        (90,492)        226,175
OCC Accumulation Global Equity                             29,039        (35,763)         (6,724)
OCC Accumulation Managed                                   16,752        (36,030)        (19,278)
Putnam VT Growth & Income Class IB                        189,426        (74,370)        115,055
Putnam VT Health Sciences Class IB                        145,085        (84,033)         61,052
Scudder VIT EAFE Equity Index                           1,107,365       (994,911)        112,453
Scudder VIT Equity 500 Index                            2,750,598     (2,189,361)        561,236
Scudder VIT Small Cap Index                               588,634       (358,689)        229,945
M Fund Turner Core Growth                                   2,716            (26)          2,690

7.  NEW INVESTMENT FUNDS AND FUND NAME CHANGES

    During 2002, the Deutsche Asset Management VIT Funds Trust (Deutsche VIT) family of funds changed its name to Scudder VIT Funds (Scudder VIT), the Delaware Group Premium Fund (DGPF) family of funds changed its name to Delaware VIP Trust (Delaware VIPT), the Fidelity Variable Insurance Products Fund II (Fidelity VIP II) family of funds changed its name to Fidelity Variable Insurance Products Fund (Fideity VIP) and the Fidelity Variable Insurance Products Fund III (Fidelity VIP III) family of funds changed its name to Fidelity Variable Insurance Products Fund (Fidelity VIP).

    Also during 2002, the AIM V.I. International Equity Fund changed its name to the AIM V.I. International Growth Fund, the AIM V.I. Value Fund changed its name to the AIM V.I. Premier Equity Fund, the Delaware VIPT Growth and Income Series changed its name to the Delaware VIPT Large Cap Value Series, the FTVIPT Templeton Asset Strategy Fund changed its name to the FTVIPT Templeton Global Asset Allocation Fund, the FTVIPT Templeton International Securities Class 1 Fund changed its name to the FTVIPT Templeton Foreign Securities Class 1 Fund and the FTVIPT Templeton International Securities Class 2 Fund changed its name to the FTVIPT Templeton Foreign Securities Class 2 Fund.

    During 2003, the Alliance Variable Products Series Fund (AVPSF) family of funds changed its name to the AllianceBernstein Variable Products Series Fund (ABVPSF) and the Lincoln National (LN) fund family changed its name to the Lincoln Variable Insurance Products Trust (Lincoln VIPT).

    Also during 2003, the Janus Aspen Series Aggressive Growth Portfolio Service Shares changed its name to the Janus Aspen Series Mid Cap Growth Portfolio Service Shares.

    In 2003, the M Fund Brandes International Equity Fund, the M Fund Business Opportunity Value Fund, the M Fund Frontier Capital Appreciation Fund and the M Fund Turner Core Growth Fund became available as investment options to Variable Account contract owners.

8.  FUND CLOSING

    During 2003, the Delaware VIPT Devon Fund ceased to be available as an investment option to Variable Account contract owners.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors of The Lincoln National Life Insurance Company
  and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account M ("Variable Account") (comprised of the following subaccounts: AIM Variable Insurance Funds ("AIM V.I.") Capital Appreciation, AIM V.I. Diversified Income, AIM V.I. Growth, AIM V.I. International Growth, AIM V.I. Premier Equity, AllianceBernstein Variable Products Series Fund ("ABVPSF") Growth and Income, ABVPSF Premier Growth, ABVPSF Small Cap Value, ABVPSF Technology, American Funds Insurance Series ("American Funds") Global Small Capitalization Class 2, American Funds Growth Class 2, American Funds Growth-Income Class 2, American Funds International Class 2, Baron Capital Funds Trust Asset, M Fund Brandes International Equity, M Fund Business Opportunity Value, Delaware VIP Trust ("Delaware VIPT") Devon, Delaware VIPT Emerging Markets, Delaware VIPT High Yield, Delaware VIPT Large Cap Value, Delaware VIPT REIT, Delaware VIPT Small Cap Value, Delaware VIPT Trend, Delaware VIPT U.S. Growth, Fidelity Variable Insurance Products Fund ("Fidelity VIP") Asset Manager, Fidelity VIP Contrafund Service Class, Fidelity VIP Equity-Income, Fidelity VIP Equity-Income Service Class, Fidelity VIP Growth Service Class, Fidelity VIP Growth Opportunities Service Class, Fidelity VIP High Income Service Class, Fidelity VIP Investment Grade Bond, Fidelity VIP Overseas Service Class, M Fund Frontier Capital Appreciation, Franklin Templeton Variable Insurance Products Trust ("FTVIPT") Franklin Small Cap, FTVIPT Templeton Foreign Securities, FTVIPT Templeton Foreign Securities Class 2, FTVIPT Templeton Global Asset Allocation, FTVIPT Templeton Growth Securities, FTVIPT Templeton Growth Securities Class 2, Janus Aspen Series Balanced, Janus Aspen Series Balanced Service Shares, Janus Aspen Series Global Technology Service Shares, Janus Aspen Series Mid Cap Growth Service Shares, Janus Aspen Series Worldwide Growth, Janus Aspen Series Worldwide Growth Service Shares, Lincoln Variable Insurance Products Trust ("Lincoln VIPT") Aggressive Growth, Lincoln VIPT Bond, Lincoln VIPT Capital Appreciation, Lincoln VIPT Equity-Income, Lincoln VIPT Global Asset Allocation, Lincoln VIPT International, Lincoln VIPT Money Market, Lincoln VIPT Social Awareness, MFS Variable Insurance Trust ("MFS VIT") Capital Opportunities, MFS VIT Emerging Growth, MFS VIT Total Return, MFS VIT Utilities, Neuberger Berman Advisors Management Trust ("NB AMT") Mid-Cap Growth, NB AMT Partners, NB AMT Regency, OCC Accumulation Trust ("OCC Accumulation") Global Equity, OCC Accumulation Managed, Putnam Variable Trust ("Putnam VT") Growth & Income Class IB, Putnam VT Health Sciences Class IB, Scudder VIT Funds ("Scudder VIT") M Fund EAFE Equity Index, Scudder VIT Equity 500 Index, Scudder VIT Small Cap Index, and M Fund Turner Core Growth), as of December 31, 2003, and the related statement of operations for the year or period then ended and the statements of changes in net assets for each of the respective two years or periods in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account M at December 31, 2003, and the results of their operations for the year or period then ended, and the changes in their net assets for each of the respective two years or periods in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2004

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                           December 31
                                                                        2003        2002*
                                                                    -----------  -----------
                                                                         (000s omitted)
                                                                    ------------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2003 -- $29,607,156; 2002 -- $29,746,303)  $31,362,588  $31,310,917
--------------------------------------------------------------------
   Equity (cost: 2003 -- $128,572; 2002 -- $196,696)                    147,200      207,741
--------------------------------------------------------------------
 Trading securities                                                   2,786,471           --
--------------------------------------------------------------------
 Mortgage loans on real estate                                        4,189,469    4,199,683
--------------------------------------------------------------------
 Real estate                                                            112,642      279,484
--------------------------------------------------------------------
 Policy loans                                                         1,917,837    1,937,677
--------------------------------------------------------------------
 Derivative investments                                                  68,633       64,780
--------------------------------------------------------------------
 Other investments                                                      363,380      377,748
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Investments                                                    40,948,220   38,378,030
--------------------------------------------------------------------
Cash and invested cash                                                1,442,772    1,246,523
--------------------------------------------------------------------
Property and equipment                                                  165,103      170,424
--------------------------------------------------------------------
Deferred acquisition costs                                            2,571,691    2,373,234
--------------------------------------------------------------------
Premiums and fees receivable                                            355,107      180,561
--------------------------------------------------------------------
Accrued investment income                                               490,507      504,944
--------------------------------------------------------------------
Assets held in separate accounts                                     40,174,818   31,100,455
--------------------------------------------------------------------
Federal income taxes                                                         --      214,631
--------------------------------------------------------------------
Amounts recoverable from reinsurers                                   8,150,627    7,223,004
--------------------------------------------------------------------
Goodwill                                                                919,172      919,172
--------------------------------------------------------------------
Other intangible assets                                                 921,856    1,012,773
--------------------------------------------------------------------
Other assets                                                            723,339      825,686
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Assets                                                        $96,863,212  $84,149,437
                                                                    ===========  ===========
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                                $23,172,985  $21,699,308
--------------------------------------------------------------------
 Contractholder funds                                                22,727,811   21,402,235
--------------------------------------------------------------------
 Liabilities related to separate accounts                            40,174,818   31,100,455
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Insurance and Investment Contract Liabilities                  86,075,614   74,201,998
--------------------------------------------------------------------
Short-term debt                                                          41,877      103,696
--------------------------------------------------------------------
Long-term debt                                                        1,250,000    1,250,000
--------------------------------------------------------------------
Federal income taxes                                                     36,953           --
--------------------------------------------------------------------
Reinsurance related derivative liability                                325,279           --
--------------------------------------------------------------------
Funds withheld reinsurance liabilities                                1,493,066    1,458,068
--------------------------------------------------------------------
Other liabilities                                                     2,064,024    1,843,911
--------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                  922,407      973,101
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Liabilities                                                    92,209,220   79,830,774
--------------------------------------------------------------------
Shareholder's Equity:
Common stock -- $2.50 par value,
authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                                25,000       25,000
--------------------------------------------------------------------
Retained earnings                                                     3,856,029    3,610,211
--------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Foreign currency translation adjustment                                     --          375
--------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale                   757,970      703,100
--------------------------------------------------------------------
 Net unrealized gain on derivative instruments                           24,272       31,829
--------------------------------------------------------------------
 Minimum pension liability adjustment                                    (9,279)     (51,852)
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Accumulated Other Comprehensive Income                            772,963      683,452
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Shareholder's Equity                                            4,653,992    4,318,663
                                                                    -----------  -----------
--------------------------------------------------------------------
Total Liabilities and Shareholder's Equity                          $96,863,212  $84,149,437
------------------------------------------------------------------  ===========  ===========

--------
* As Adjusted -- See Note 2.
See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                              Year Ended December 31
                                                                        ----------------------------------
                                                                           2003        2002*       2001*
                                                                        ----------  ----------  ----------
                                                                                  (000s omitted)
                                                                        ----------------------------------
Revenue:
Insurance premiums                                                      $  205,544  $  250,766  $1,604,161
------------------------------------------------------------------------
Insurance fees                                                           1,287,251   1,273,133   1,344,323
------------------------------------------------------------------------
Net investment income                                                    2,540,077   2,533,072   2,583,295
------------------------------------------------------------------------
Equity in earnings (losses) of unconsolidated affiliates                        --        (647)      5,672
------------------------------------------------------------------------
Realized loss on investments and derivative instruments (net of amounts
  restored against balance sheet accounts)                                 (16,118)   (262,805)   (121,525)
------------------------------------------------------------------------
Realized gain (loss) on sale of subsidiaries                                    --     (10,646)      4,963
------------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                      74,234      73,115      19,267
------------------------------------------------------------------------
Gain on transfer of securities from available-for-sale to trading          342,852          --          --
------------------------------------------------------------------------
Gain on reinsurance embedded derivative/trading securities                   4,034          --          --
------------------------------------------------------------------------
Other revenue and fees                                                     242,617     244,938     255,203
                                                                        ----------  ----------  ----------
------------------------------------------------------------------------
Total Revenue                                                            4,680,491   4,100,926   5,695,359
------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                 2,294,483   2,714,308   3,234,013
------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                  1,383,612   1,370,709   1,746,515
------------------------------------------------------------------------
Interest and debt expense                                                   79,305      79,342      80,621
                                                                        ----------  ----------  ----------
------------------------------------------------------------------------
Total Benefits and Expenses                                              3,757,400   4,164,359   5,061,149
------------------------------------------------------------------------
Income (Loss) before Federal Income Taxes and Cumulative Effect of
  Accounting Changes                                                       923,091     (63,433)    634,210
------------------------------------------------------------------------
Federal income taxes (benefit)                                             244,919     (98,858)    144,467
                                                                        ----------  ----------  ----------
------------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                      678,172      35,425     489,743
------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal income taxes)     (236,624)         --     (15,566)
                                                                        ----------  ----------  ----------
------------------------------------------------------------------------
Net Income                                                              $  441,548  $   35,425  $  474,177
----------------------------------------------------------------------- ==========  ==========  ==========

--------
* As Adjusted -- See Note 2.


See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholder's Equity

                                                                                     Year Ended December 31
                                                                                  2003        2002*       2001*
                                                                               ----------  ----------  ----------
                                                                                         (000s omitted)
                                                                               ----------------------------------
Common Stock:
Balance at beginning and end-of-year                                           $   25,000  $   25,000  $   25,000
-------------------------------------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                                                    3,610,211   4,255,598   4,240,732
-------------------------------------------------------------------------------
Comprehensive income                                                              531,059     523,556     722,514
-------------------------------------------------------------------------------
Less other comprehensive income (loss) (net of federal income tax):
 Foreign currency translation adjustment                                             (375)         --         375
-------------------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale, net of reclassification
   adjustment                                                                      54,870     531,136     224,980
-------------------------------------------------------------------------------
 Net unrealized gain (loss) on derivative instruments                              (7,557)      8,847      22,982
-------------------------------------------------------------------------------
 Minimum pension liability adjustment                                              42,573     (51,852)         --
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Net Income                                                                        441,548      35,425     474,177
-------------------------------------------------------------------------------
Additional investment by Lincoln National Corporation/Stock Compensation            4,270      29,188      35,689
-------------------------------------------------------------------------------
Dividends declared                                                               (200,000)   (710,000)   (495,000)
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                          3,856,029   3,610,211   4,255,598
-------------------------------------------------------------------------------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                                                          375         375          --
-------------------------------------------------------------------------------
Change during the year                                                               (375)         --         375
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                                 --         375         375
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Net Unrealized Gain on Securities Available-for-Sale:
Balance at beginning-of-year                                                      703,100     171,964     (53,016)
-------------------------------------------------------------------------------
Change during the year                                                             54,870     531,136     224,980
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                            757,970     703,100     171,964
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                                                       31,829      22,982          --
-------------------------------------------------------------------------------
Cumulative effect of accounting change                                                 --          --      17,586
-------------------------------------------------------------------------------
Change during the year                                                             (7,557)      8,847       5,396
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                             24,272      31,829      22,982
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                                      (51,852)         --          --
-------------------------------------------------------------------------------
Change during the year                                                             42,573     (51,852)         --
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                             (9,279)    (51,852)         --
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Total Shareholder's Equity at End-of-Year                                      $4,653,992  $4,318,663  $4,475,919
------------------------------------------------------------------------------ ==========  ==========  ==========

--------
* As Adjusted -- See Note 2.

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                               Year Ended December 31
                                                                          2003          2002*         2001*
                                                                      ------------  ------------  ------------
                                                                                   (000s omitted)
                                                                      ----------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $    441,548  $     35,425  $    474,177
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by operating activities:
----------------------------------------------------------------------
 Deferred acquisition costs                                               (374,713)     (325,704)     (346,362)
----------------------------------------------------------------------
 Premiums and fees receivable                                             (174,546)      196,322        36,069
----------------------------------------------------------------------
 Accrued investment income                                                  14,436        26,298       (55,259)
----------------------------------------------------------------------
 Policy liabilities and accruals                                           335,873      (929,827)     (735,307)
----------------------------------------------------------------------
 Net trading securities purchases, sales and maturities                   (446,890)           --            --
----------------------------------------------------------------------
 Gain on reinsurance embedded derivative/trading securities                 (4,034)           --            --
----------------------------------------------------------------------
 Cumulative effect of accounting change -- Modco embedded derivative       363,933            --            --
----------------------------------------------------------------------
 Contractholder funds                                                    1,095,460       983,768     1,135,927
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                      (895,523)      894,270       425,629
----------------------------------------------------------------------
 Federal income taxes                                                      202,067      (108,019)      110,216
----------------------------------------------------------------------
 Federal income taxes paid on proceeds from disposition                         --      (477,133)           --
----------------------------------------------------------------------
 Stock-based compensation expense                                            9,589        24,068        37,723
----------------------------------------------------------------------
 Provisions for depreciation                                                49,039        22,222        15,798
----------------------------------------------------------------------
 Amortization of goodwill                                                       --            --        26,518
----------------------------------------------------------------------
 Amortization of other intangible assets                                    90,917       105,714        91,837
----------------------------------------------------------------------
 Realized loss on investments and derivative instruments                    16,118       262,805       121,525
----------------------------------------------------------------------
 Realized (gain) loss on sale of subsidiaries                                   --        10,646        (4,963)
----------------------------------------------------------------------
 Amortization of deferred gain                                             (74,234)      (73,115)      (19,267)
----------------------------------------------------------------------
 Other                                                                     308,265      (375,564)     (926,106)
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Net Adjustments                                                            515,757       236,751       (86,022)
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Net Cash Provided by Operating Activities                                  957,305       272,176       388,155
----------------------------------------------------------------------

Cash Used In Investing Activities:
Securities-available-for-sale:
 Purchases                                                             (13,338,976)  (14,002,161)  (10,634,019)
----------------------------------------------------------------------
 Sales                                                                   8,181,666     8,078,426     5,487,077
----------------------------------------------------------------------
 Maturities                                                              3,010,136     2,484,637     2,448,425
----------------------------------------------------------------------
Purchase of other investments                                           (1,520,429)   (1,280,211)   (1,830,448)
----------------------------------------------------------------------
Sale or maturity of other investments                                    1,763,285     1,739,382     1,867,069
----------------------------------------------------------------------
Proceeds from disposition of business                                           --      (195,000)    1,831,095
----------------------------------------------------------------------
Increase (decrease) in cash collateral on loaned securities                112,236       (95,341)      150,930
----------------------------------------------------------------------
Other                                                                     (114,153)      142,592       674,146
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Net Cash Used in Investing Activities                                   (1,906,235)   (3,127,676)       (5,725)
----------------------------------------------------------------------

Cash Flows from Financing Activities:
Net increase (decrease) in short-term debt                                 (61,819)     (158,143)       42,764
----------------------------------------------------------------------
Universal life and investment contract deposits                          4,935,740     5,305,499     4,897,828
----------------------------------------------------------------------
Universal life and investment contract withdrawals                      (2,746,914)   (3,262,194)   (3,288,290)
----------------------------------------------------------------------
Investment contract transfers                                             (816,826)      108,479      (373,000)
----------------------------------------------------------------------
Increase in funds withheld liability                                        34,998            --            --
----------------------------------------------------------------------
Dividends paid to shareholders                                            (200,000)     (710,000)     (495,000)
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Net Cash Provided by Financing Activities                                1,145,179     1,283,641       784,302
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Net Increase (Decrease) in Cash and Invested Cash                          196,249    (1,571,859)    1,166,732
----------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                              1,246,523     2,818,382     1,651,650
                                                                      ------------  ------------  ------------
----------------------------------------------------------------------
Cash and Invested Cash at End-of-Year                                 $  1,442,772  $  1,246,523  $  2,818,382
--------------------------------------------------------------------- ============  ============  ============

--------
* As Adjusted -- See Note 2.

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation.
The accompanying consolidated financial statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries. The Company, together with its subsidiaries, are defined as ("LNL"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). Prior to the fourth quarter of 2001, the Company owned 100% of the outstanding common stock of two additional insurance company subsidiaries that were sold as part of the sale of LNC's reinsurance business to Swiss Re on December 7, 2001 (see
Note 11). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see Note 9). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States.

Use of Estimates.
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results will differ from those estimates.

Investments.
Securities available-for-sale consist of fixed maturity and equity securities, which are carried at fair value. The cost of available-for-sale fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivatives in liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, LNL recognizes investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized gain (loss) on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification

The Lincoln National Life Insurance Company method. Changes in the fair values of available-for-sale securities are reflected directly in shareholder's equity, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Realized gain (loss) on sale of subsidiaries, net of taxes, is recognized in net income.

Derivative Instruments.
LNL hedges certain portions of its exposure to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk and equity risk fluctuations by entering into derivative transactions. A description of LNL's accounting for its hedging of such risks is discussed in the following paragraphs.

LNL recognizes all derivative instruments as either assets or liabilities in the consolidated balance sheet at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, LNL must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2003 and 2002, LNL had derivative instruments that were designated and qualified as cash flow hedges. In addition, LNL had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards No. 133 ("FAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in current income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in current income during the period of change. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current income during the period of change.

LNL has certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 7 for further discussion of LNL's accounting policy for derivative instruments.

Loaned Securities.
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within Other Liabilities in LNL's consolidated balance sheet. In other instances, LNL will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in LNL's consolidated balance sheet in accordance with accounting guidance for secured borrowings and collateral. LNL's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. LNL values collateral daily and obtains additional collateral when deemed appropriate.

Property and Equipment.
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products.
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance, bank-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed

The Lincoln National Life Insurance Company premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Other Revenues and Fees.
Other revenue and fees principally consists of amounts earned by LFA, LNL's retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts. These assets and liabilities represent segregated funds administered and invested by LNL and its insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by LNL and its insurance subsidiaries for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs.
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain (loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies and are variable based on the inception of each policy for unit-linked policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies.)

Benefits and Expenses.
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in LNL's general account during 2001 through 2003 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies.

Goodwill and Other Intangible Assets.
Prior to January 1, 2002, goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, was amortized using the straight-line method over periods of 20 to 40 years in accordance with the benefits expected to be derived from the acquisitions. Effective January 1, 2002, goodwill is not amortized, but is subject to impairment tests conducted at least annually.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for present value of in-force vary depending upon the particular characteristics of the underlying blocks of acquired insurance business.

Prior to January 1, 2002, the carrying values of goodwill and other intangible assets were reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary. However, effective

The Lincoln National Life Insurance Company

January 1, 2002, goodwill is subject to impairment tests conducted at least annually. Other intangible assets will continue to be reviewed periodically for indicators of impairment consistent with the policy that was in place prior to January 1, 2002.

Insurance and Investment Contract Liabilities.
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 6.75% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.55%.

The liabilities for future claim reserves for the guaranteed minimum death benefit ("GMDB") feature on certain variable annuity contracts are a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR is positive. At any point in time, the NAR is the difference between the potential death benefit payable and the total variable annuity account values subject to the GMDB. At each quarterly valuation date, the GMDB reserves are calculated for every variable annuity contract with a GMDB feature based on projections of account values and NAR followed by the computation of the present value of expected NAR death claims using product pricing mortality assumptions less expected GMDB M&E revenue during the period for which the death benefit options are assumed to be in the money.

With respect to its insurance and investment contract liabilities, LNL continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

Reinsurance.
LNL enters into reinsurance agreements with other companies in the normal course of its business. Prior to the acquisition of LNL's reinsurance operations by Swiss Re in 2001, LNL assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operations. All reinsurance agreements, excluding Modco agreements, are reported on a gross basis. Modco agreements are reported net, since there is a right of offset.

Post-retirement Medical and Life Insurance Benefits.
LNL accounts for its post-retirement medical and life insurance benefits using the full accrual method.

Stock Based Compensation.
Effective January 1, 2003, LNL implemented the provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," ("FAS 123") to expense the fair value of LNC stock options granted to LNL employees. On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation.

LNL adopted the retroactive restatement method under FAS 148 and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. See Note 2 for additional information.

Income Taxes.
LNL and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, LNL provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that LNL will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Reclassifications.
Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholders' equity of the prior years.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Changes in Estimates


Accounting for Stock-Based Compensation -- Transition and Disclosure.
Effective January 1, 2003, LNL adopted the fair value recognition method of accounting for stock-based compensation under FAS 123 for stock options on LNC stock granted to LNL employees. LNL adopted the retroactive restatement method under FAS 148 which requires LNL to restate all prior periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. Prior to January 1, 2003, LNL accounted for stock options on LNC stock granted to its employees using the intrinsic value method of accounting under the recognition and measurement provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"), and related Interpretations. No stock-based compensation cost for stock options was reflected in previously reported results.

The effect of the accounting change on net income for 2002 and 2001 is as follows:

                                                    2002      2001
                                                  --------  --------
                                                     (in millions)
                                                  ------------------
          Net income (loss) as previously
           reported.............................. $   49.0  $  496.1
          Adjustment for effect of change in
           accounting principle that is applied
           retroactively, net of tax effects.....    (13.6)    (21.9)
                                                  --------  --------
          Net income (loss) as adjusted.......... $   35.4  $  474.2
                                                  ========  ========
          Retained earnings at December 31,
          Retained earnings as previously
           reported.............................. $3,583.7  $4,232.2
          Cumulative adjustment for effect of
           change in accounting principle that is
           applied retroactively, net of tax
           effects...............................     26.5      23.4
                                                  --------  --------
          Retained earnings as adjusted.......... $3,610.2  $4,255.6
                                                  ========  ========

Although LNL did not recognize compensation expense for stock options under the intrinsic value method of accounting in accordance with APB 25, a tax benefit was recognized in additional paid-in capital for stock options that were exercised through December 31, 2002. Because LNL elected not to restate periods prior to 2000 in the adoption of FAS 123, the tax benefit for options granted after December 31, 1994 and exercised prior to January 1, 2000 had to be determined under the fair value method and then compared to the tax benefit that was previously recorded in retained earnings upon exercise. As of January 1, 2000, a tax benefit was calculated under the fair value method for outstanding stock options granted after December 31, 1994 that vested prior to January 1, 2000. An adjustment of $6.4 million was made to increase retained earnings and the deferred tax asset as of January 1, 2000 for the adoption of FAS 123.

Accounting for Modified Coinsurance.
During the fourth quarter of 2003, LNL implemented FASB's Derivative Implementation Group Statement 133 Implementation Issue No. B36 ("DIG B36"). DIG B36 provides that the embedded derivatives included within Modco and CFW reinsurance agreements must be accounted for separately from the underlying reinsurance agreements.

The Lincoln National Life Insurance Company

The effective date for implementation of DIG B36 for LNL was the October 1, 2003 start date of the fourth quarter. The following table summarizes the various effects on shareholders' equity from the implementation of DIG B36 (in millions):

Notes Initial Adoption Shareholder's Equity Effect on October 1, 2003                       Pre-tax  After-tax
----- ---------------------------------------------------------------                       -------  ---------
      Recording of Embedded Derivative
 1A   Cumulative effect of accounting change............................................... $(363.9)  $(236.6)
 1B   Release of liability for unrealized investment gains.................................   342.8     222.8
                                                                                            -------   -------
      Total................................................................................   (21.1)    (13.8)
                                                                                            -------   -------
 2A   Gain on transfer of securities from available-for-sale to trading....................   342.9     222.9
 2B   Release of unrealized available-for-sale security gains in Other Comprehensive Income  (342.9)   (222.9)
                                                                                            -------   -------
      Total available for sale to trading adjustment.......................................      --        --
                                                                                            -------   -------
      Total effect on Shareholder's Equity from DIG B36 Implementation on October 1, 2003.. $ (21.1)  $ (13.8)
                                                                                            =======   =======

1A. At the time of adoption, LNL recorded a charge to net income as a cumulative effect of a change in accounting, representing the fair value of the embedded derivatives included in various Modco and CFW reinsurance agreements.

1B. In conjunction with recording the above charge in 1A. LNL also recorded an increase in Other Comprehensive Income relating to the fact that prior to the adoption of DIG B36 the net unrealized gains on the underlying available-for-sale securities supporting these reinsurance agreements had been accounted for as gains benefiting the reinsurance companies assuming the risks under these Modco and CFW reinsurance agreements.

2A. Concurrent with the initial recording of the embedded derivative associated with these reinsurance arrangements, LNL reclassified related available-for-sale securities to trading account classification.

2B. The previously recorded increases to shareholder's equity reported in Other Comprehensive Income as a result of the available-for-sale classification of these securities were reversed as part of the reclassification accounting.

During the fourth quarter of 2003 and going forward, changes in the fair value of the embedded derivative flow through net income, as do changes in the fair value of the trading securities, as represented by adjustments 3A and 3B in the table below. For the quarter ended December 31, 2003, the effect of the two new mark-to-market adjustments on net income was $4.0 million pre-tax ($2.6 million after-tax). The table below combines the trading account and embedded derivative mark-to-market accounting with the implementation effects discussed above to demonstrate the effects on the income statement for the quarter ended December 31, 2003 (in millions).

Notes Net Income Effect for the Quarter Ended December 31, 2003         Pre-tax  After-tax
----- ---------------------------------------------------------         -------  ---------
      Revenue
 3A   Trading account securities -- Change during fourth quarter....... $ (34.4)  $ (22.4)
 3B   Embedded derivative -- Change during fourth quarter..............    38.4      25.0
                                                                        -------   -------
      Net gain on Modco and CFW in fourth quarter......................     4.0       2.6
                                                                        -------   -------
      Gain on transfer of securities from available-for-sale to trading   342.9     222.9
                                                                        -------   -------
      Income before accounting changes.................................   346.9     225.5
      Cumulative effect of accounting change...........................  (363.9)   (236.6)
                                                                        -------   -------
      Net Income....................................................... $ (17.0)  $ (11.1)
                                                                        =======   =======

As indicated in the above tables, the implementation of DIG B36 resulted in an initial decrease to shareholder's equity and the ongoing accounting of DIG B36 will continue to give rise to ongoing gains and losses flowing through net income as the embedded derivative and trading account securities are continuously marked to market.

These adjustments do not net to zero in any one particular accounting period due to the fact that not all of the invested assets supporting these Modco and CFW reinsurance agreements were available-for-sale securities that could be reclassified to trading securities, and not all Modco and CFW reinsurance agreements have segregated portfolios of securities that can be classified as trading. However, it is important to note that these differences in net income will reverse over the term of the underlying Modco and CFW reinsurance agreements, reflecting the fact that the new accounting for the embedded derivatives prescribed in DIG B36 changes the timing of the recognition of income under these Modco and CFW reinsurance agreements but does not change the total amount of earnings that will ultimately be reported over the life of these agreements.

Accounting for Variable Interest Entities.
In January 2003, the FASB issued initial guidance under Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest

The Lincoln National Life Insurance Company that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. A VIE is an entity in which no equity investors have the characteristics of a controlling financial interest or have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The FASB significantly modified several key aspects of the rules in a revised interpretation issued in December 2003. LNL adopted the final FIN 46 rules on December 31, 2003.

LNL identified certain partnership investments that required consolidation under the requirements of FIN 46. LNL consolidated these partnerships at December 31, 2003 with no material effect to either financial condition or results of operations.

Statement of Accounting Position 03-1.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("the SOP"). LNL will adopt the SOP as of January 1, 2004.

The SOP provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as GMDB, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, the SOP addresses the presentation and reporting of separate accounts, the capitalization and amortization of sales inducements, and secondary guarantees on universal-life type contracts.

GMDB Reserves. Although there was no method prescribed under generally accepted accounting principles for GMDB reserving until the issuance of the SOP, LNL's Retirement segment has been recording a reserve for GMDB's. At December 31, 2003 LNL's GMDB reserve was $46.4 million. Based upon a comparison of the requirements of the SOP to LNL's established practice of reserving for GMDB, the adoption of the GMDB reserving methodology under the SOP is not expected to have a material effect on LNL's financial statements.

Sales Inducements. LNL's Retirement segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. LNL also offers enhanced interest rates to variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under the SOP and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization will be computed using the same methodology and assumptions used in amortizing DAC.

LNL currently defers bonus credits as part of the DAC asset and reports the amortization of bonus credits as part of DAC amortization. Upon adoption of the SOP, LNL will reclassify bonus credits from DAC to deferred sales inducements on its balance sheet and report deferred sales inducement amortization as part of benefit expense. Prior period balance sheet and income statement line item presentation will be reclassified to conform to the new basis of presentation.

LNL currently reports excess DCA interest as benefit expense when the excess interest is earned under the contract. Upon adoption of the SOP, LNL will begin deferring excess DCA interest as deferred sales inducements and amortizing these deferred sales inducements as benefit expense over the expected life of the contract. Amortization will be calculated using the same methodology and assumptions used in amortizing DAC. While over the long run the same amount of excess DCA interest expense will emerge under the SOP as under LNL's current accounting method, because of the prospective treatment of new deferred sales inducements, LNL expects earnings to be slightly higher under the SOP, relative to LNC's current approach, for near term financial reporting periods. For instance, had the rules for excess DCA interest expense under the SOP been in effect for 2003, LNL estimates that Lincoln Retirement would have reported increased earnings of about $6 million after-tax. The actual effect on LNL's results in future periods will depend upon the volume of business written with excess DCA interest.

Separate Accounts. LNL's current accounting is consistent with the provisions of the SOP relating to the reporting and measuring of separate account product assets and liabilities as general account assets and liabilities when specific criteria are not met, as well as for the reporting and measuring seed money in separate accounts as general account assets, and for recognizing contractholder liabilities. The adoption of these provisions of the SOP are expected to have no effect on LNL's financial statements.

Universal Life Contracts. LNL's Life Insurance segment offers individual and survivor-life universal life insurance products that provide a secondary guarantee to the contract holder, commonly referred to as a no-lapse guarantee. This feature permits a policy that would normally terminate, if the net cash value were to fall below zero, to remain in force as long as the conditions of the no-lapse provision are met. LNL's analysis of this benefit indicates that this feature should be considered insignificant, as newly defined by the SOP. In general, LNL does not expect to record an additional liability for its current secondary guarantee offerings. However, in the event that an additional liability is required under the SOP for certain of LNL's current secondary guarantee features, LNL would not expect the adoption of the SOP to have a material effect on its financial statements.

LNL understands that throughout the life insurance industry a wide variety of interpretations and approaches to the application of the SOP to fixed and variable universal life contracts have recently begun to emerge. Industry-wide concern over this inconsistency in interpretation has become so great that

The Lincoln National Life Insurance Company on February 18, 2004 the American Council of Life Insurers ("ACLI") submitted a letter on behalf of the industry to the Chairman of AcSEC, requesting a delay of the effective date for the SOP, as it applies to universal life insurance, until such time that guidance for these implementation matters can be made available. If AcSEC decides to address these industry-wide concerns and issue new guidance, LNL's current estimates of the expected effects of the adoption of the SOP could change.

Other Products and Riders. LNL continues to review the features and characteristics of other products and riders offered within its Retirement and Life Insurance segments, and to evaluate the potential applicability of the SOP to these other products and riders. With respect to the other products and riders that are the subject of this ongoing review, LNL does not currently expect that the adoption of the SOP should have a material effect on LNL's financial statements.

FASB Financial Staff Position No. FAS--106-1 Medicare Prescription Drug Improvement and Modernization Act of 2003.
In December 2003, the Medicare Prescription Drug Improvement and Modernization Act of 2003 ("the Medicare Act") became law. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-1 ("FSP 106-1"), which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Act.

There are several uncertainties that exist as to the eventual effects of the Medicare Act on the cost of the prescription drug benefits currently included in medical benefit plan that LNC maintains for its retired employees (including retired employees of LNL). These uncertainties include various administrative components related to the Medicare Act that have yet to be developed, the potential for significant legislative changes to the Medicare Act prior to its implementation in 2006, and the interrelated effects that the existence of various cost containment measures currently included within LNC's retiree medical benefit plans may have under the new legislation. However, regardless of the outcome of these various uncertainties, LNL does not currently expect that the Medicare Act would have a material affect on future net income for LNL due to the cost containment measures already in place under LNC's retiree medical benefit plans.

Due to these uncertainties and expected immaterial impact, LNL has elected to defer accounting for the effects of the Medicare Act. Having made this deferral election, FSP 106-1 prohibits LNL from accounting for the effects of the Medicare Act until such time as either final FASB guidance is issued or a significant event occurs that would require a remeasurement of plan assets and obligations. Accordingly, the measures of accumulated post-retirement benefit obligation and periodic post-retirement benefit cost in LNL's financial statements for the year ended December 31, 2003 do not reflect the effects of the Medicare Act.

Change in Estimate for Disability Income and Personal Accident Reinsurance Reserves.
As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, LNL increased reserves on this exited business by $20.9 million after-tax ($32.1 million pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain. As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving affect to LNL's $100 million indemnification obligation to Swiss Re, LNL recorded a $119.1 million after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. (See Note 11 for further explanation of LNL's Reinsurance transaction with Swiss Re.)

Accounting for Costs Associated with Exit or Disposal Activities.
In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. LNL adopted FAS 146 on January 1, 2003, and the adoption affects the timing of when expense is recognized for restructuring activities after December 31, 2002. See Note 12 for information on Restructuring charges.

Accounting for the Impairment or Disposal of Long-lived Assets.
LNL adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" on January 1, 2002. The effect of adoption was immaterial.

Accounting for Business Combinations and Goodwill and Other Intangible Assets. LNL adopted Statements of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141"), and No. 142, "Goodwill and Other Intangible Assets" ("FAS 142") on January 1, 2002. After consideration of the provisions of the new standards regarding proper classification of goodwill and other intangible assets on the consolidated balance sheet, LNL did not reclassify any goodwill or other intangible balances held as of January 1, 2002.

In compliance with the transition provision of FAS 142, LNL completed the first step of the transitional goodwill impairment test during the second quarter of 2002. The valuation techniques used by LNL to estimate the fair value of the group

The Lincoln National Life Insurance Company of assets comprising the different reporting units varied based on the characteristics of each reporting unit's business and operations. A discounted cash flow model was used to assess the goodwill of the reporting units within LNL's Lincoln Retirement and Life Insurance. The results of the first step of the tests indicate that LNL does not have impaired goodwill. In accordance with FAS 142, LNL has chosen October 1 as its annual review date. As such, LNL performed annual valuation reviews during the fourth quarter of 2003 and 2002. The results of the tests performed as of October 1, 2003 and 2002 indicate that LNL does not have impaired goodwill.

As a result of the application of the non-amortization provisions of the new standards, LNL had an increase in net income of $24.9 million for the year ended December 31, 2002.

The reconciliation of reported net income to adjusted net income is as follows:

                                                      Year Ended
                                                   December 31, 2001
                                                  -------------------
                                                  (in millions except
                                                  per share amounts)
                                                  -------------------
          Reported Net Income....................       $474.2
          Add back: Goodwill Amortization (after-
           tax)..................................         26.5
                                                        ------
          Adjusted Net Income....................       $500.7
                                                        ======

The consolidated carrying value of goodwill changes as a result of acquisitions. During the 2002, goodwill for the Retirement segment increased as a result of the acquisition of The Administrative Management Group, Inc. ("AMG"). Total purchased goodwill in 2002 from the acquisition was $20.2 million. (see Note 11).

Change in Estimate of Premium Receivables on Certain Client-Administered Individual Life Reinsurance.
During the first quarter of 2001, LNL's former Reinsurance segment refined its estimate of due and unpaid premiums on its client-administered individual life reinsurance business. As a result of the significant growth in the individual life reinsurance business in years prior to 2001, the Reinsurance segment initiated a review of the block of business in the last half of 2000. An outgrowth of that analysis resulted in a review of the estimation of premiums receivable for due and unpaid premiums on client-administered business. During the first quarter of 2001, the Reinsurance segment completed the review of this matter, and concluded that enhanced information flows and refined actuarial techniques provided a basis for a more precise estimate of premium receivables on this business. As a result, the Reinsurance segment recorded income of $25.5 million ($39.3 million pre-tax) related to periods prior to 2001.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets.
On April 1, 2001, LNL adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF
99-20 was effective for fiscal quarters beginning after March 15, 2001. EITF 99-20 changed the manner in which LNL determined impairment of certain investments including collateralized bond obligations. Upon the adoption of EITF 99-20, LNL recognized a net realized loss on investments of $11.3 million after-tax ($17.3 million pre-tax) reported as a cumulative effect of change in accounting principle. In arriving at this amount, deferred acquisition costs of $12.2 million were restored and netted against net realized loss on investments.

Accounting for Derivative Instruments and Hedging Activities.
Effective January 1, 2001, LNL adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133") on a prospective basis. The transition adjustments that LNL recorded upon adoption of FAS 133 on January 1, 2001 resulted in a net loss of $4.3 million after-tax ($6.6 million pre-tax) recorded in net income, and a net gain of $17.6 million after-tax ($27.1 million pre-tax) recorded as a component of Other Comprehensive Income ("OCI") in equity. Deferred acquisition costs of $4.8 million were restored and netted against the transition loss on derivatives recorded in net income and deferred acquisition costs of $18.3 million were amortized and netted against the transition gain recorded in OCI. A portion of the transition adjustment ($3.5 million after-tax) recorded in net income upon adoption of FAS 133 was reclassified from the OCI account, Net Unrealized Gain on Securities Available-for-Sale. These transition adjustments were reported in the financial statements as a cumulative effect of a change in accounting principle.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             Amortized Cost  Gains    Losses  Fair Value
                                             -------------- -------- -------  ----------
                                                            (in millions)
                                             -------------------------------------------
December 31, 2003:
  Corporate bonds...........................   $23,414.0... $1,689.5 $(169.6) $24,933.9.
  U.S. Government bonds.....................       196.4...      9.3    (0.2)     205.5.
  Foreign government bonds..................       820.8...     42.2   (13.4)     849.6.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       460.6...     15.2    (1.4)     474.4.
    Collateralized mortgage obligations.....     2,419.3...     66.8    (9.2)   2,476.9.
    Commercial mortgage backed securities...     1,946.6...    118.6   (13.1)   2,052.1.
    Other asset-backed securities...........       152.3...      6.0    (0.5)     157.8.
  State and municipal bonds.................       143.5...      5.3    (0.5)     148.3.
  Redeemable preferred stocks...............        53.7...     10.5    (0.1)      64.1.
                                               ---------    -------- -------  ---------
Total fixed maturity securities.............    29,607.2...  1,963.4  (208.0)  31,362.6.
Equity securities...........................       128.6...     19.0    (0.4)     147.2.
                                               ---------    -------- -------  ---------
Total.......................................   $29,735.8... $1,982.4 $(208.4) $31,509.8.
                                               =========    ======== =======  =========
December 31, 2002:
  Corporate bonds...........................   $23,690.5... $1,797.3 $(630.8) $24,857.0.
  U.S. Government bonds.....................       400.7...    104.7    (2.3)     503.1.
  Foreign government bonds..................       783.4...     40.8   (25.7)     798.5.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       704.2...     26.3    (1.8)     728.7.
    Collateralized mortgage obligations.....     2,084.4...    113.9    (0.4)   2,197.9.
    Commercial mortgage backed securities...     1,686.9...    137.2   (11.9)   1,812.2.
    Other asset-backed securities...........       212.4...     12.6    (0.5)     224.5.
  State and municipal bonds.................       106.0...      5.0    (0.1)     110.9.
  Redeemable preferred stocks...............        77.8...      1.5    (1.2)      78.1.
                                               ---------    -------- -------  ---------
Total fixed maturity securities.............    29,746.3...  2,239.3  (674.7)  31,310.9.
Equity securities...........................       196.7...     19.4    (8.3)     207.8.
                                               ---------    -------- -------  ---------
Total.......................................   $29,943.0... $2,258.7 $(683.0) $31,518.7.
                                               =========    ======== =======  =========

The Lincoln National Life Insurance Company

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2003
           Due in one year or less..........   $   564.8... $   577.5.
           Due after one year through five
            years...........................     6,518.3...   6,908.5.
           Due after five years through ten
            years...........................     9,086.4...   9,696.6.
           Due after ten years..............     8,458.9...   9,018.8.
           Subtotal.........................    24,628.4...  26,201.4.
           Asset and mortgage-backed
            securities......................     4,978.8...   5,161.2.
                                               ---------    ---------
           Total............................   $29,607.2... $31,362.6.
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                               Par Value Amortized Cost Fair Value
                               --------- -------------- ----------
                                          (in millions)
                               -----------------------------------
             December 31, 2003
               Below 6%....... $2,237.3     $1,589.1     $1,597.6
               6%-7%..........  1,314.5      1,320.6      1,365.3
               7%-8%..........  1,515.3      1,529.6      1,626.3
               Above 8%.......    546.8        539.5        572.0
                               --------     --------     --------
               Total.......... $5,613.9     $4,978.8     $5,161.2
                               ========     ========     ========

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                         December 31, 2003
                                       Fair Value  % of Total
                                       ----------  ----------
                                       (in millions except %)
                                       --------------------
                    Treasuries and AAA $ 6,742.5      21.5%
                      AA..............   1,843.7       5.9
                      A...............   9,513.6      30.3
                      BBB.............  10,971.9      35.0
                      BB..............   1,441.8       4.6
                      Less than BB....     849.1       2.7
                                       ---------     -----
                      Total........... $31,362.6     100.0%
                                       =========     =====

The major categories of net investment income are as follows:

                                          Year Ended December 31
                                          2003     2002     2001
                                        -------- -------- --------
                                              (in millions)
                                        --------------------------
              Fixed maturity securities $2,030.1 $2,030.3 $2,008.4
              Equity securities........      9.2     10.1      9.7
              Trading securities.......     41.2       --       --
              Mortgage loans on real
               estate..................    337.9    356.3    373.9
              Real estate..............     42.0     45.8     48.1
              Policy loans.............    122.5    133.6    124.3
              Invested cash............      5.3     30.4     63.5
              Other investments........     47.6     18.8     67.5
                                        -------- -------- --------
              Investment revenue.......  2,635.8  2,625.3  2,695.4
              Investment expense.......     95.7     92.2    112.1
                                        -------- -------- --------
              Net investment income.... $2,540.1 $2,533.1 $2,583.3
                                        ======== ======== ========

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                                            2003
                                                        -------------
                                                        (in millions)
                                                        -------------
           Year Ended December 31
             Corporate bonds...........................   $2,171.2
             U.S. Government bonds.....................      285.9
             Foreign government bonds..................       46.5
             Asset and mortgage-backed securities:
               Mortgage pass-through securities........       18.9
               Collateralized mortgage obligations.....      110.8
               Commercial mortgage backed securities...      123.1
               Other asset-backed securities...........        9.7
             State and municipal bonds.................       16.5
             Redeemable preferred stocks...............        1.7
                                                          --------
           Total fixed maturity securities.............    2,784.3
           Equity securities...........................        2.2
                                                          --------
           Total.......................................   $2,786.5
                                                          ========

The Lincoln National Life Insurance Company

The detail of the realized loss on investments and derivative instruments is as follows:

                                            Year Ended December 31
                                            2003     2002     2001
                                          -------  -------  -------
                                                (in millions)
                                          -------------------------
            Fixed maturity securities
             available-for-sale
              Gross gain................. $ 333.7  $ 163.8  $ 163.4
              Gross loss.................  (353.7)  (578.5)  (421.1)
            Equity securities
             available-for-sale
              Gross gain.................    25.4     11.8     13.4
              Gross loss.................    (4.4)   (22.2)    (5.7)
            Other investments............    28.1     27.2     39.8
            Associated (amortization)
             restoration of deferred
             acquisition costs and
             provision for
             policyholder commitments....   (32.8)   143.2    106.9
            Investment expenses..........    (9.9)    (9.3)    (9.0)
                                          -------  -------  -------
            Total Investments............   (13.6)  (264.0)  (112.3)
            Derivative Instruments net of
             associated (amortization)
             restoration of deferred
             acquisition costs...........    (2.5)     1.2     (9.2)
                                          -------  -------  -------
            Total Investments and
             Derivative Instruments...... $ (16.1) $(262.8) $(121.5)
                                          =======  =======  =======

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                            Year Ended December 31
                                             2003    2002   2001
                                            ------  ------ ------
                                                (in millions)
                                            ---------------------
              Fixed maturity securities
               available-for-sale.......... $248.8  $296.6 $237.2
              Equity securities
               available-for-sale..........    3.4    21.4   15.7
              Mortgage loans on real estate    5.6     9.7   (2.7)
              Real estate..................    4.1      --    0.7
              Other long-term investments..     --     6.4    0.9
              Guarantees...................   (0.3)     --     --
                                            ------  ------ ------
              Total........................ $261.6  $334.1 $251.8
                                            ======  ====== ======

The portion of the market adjustment for trading securities and the corresponding market adjustment for the reinsurance embedded derivative related to trading securities at December 31, 2003 was $307.7 million.

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                                         Year Ended December 31
                                          2003    2002    2001
                                         ------ -------- ------
                                              (in millions)
                                         ----------------------
               Fixed maturity securities $190.8 $1,219.5 $319.7
               Equity securities........    7.6     13.0  (16.6)
                                         ------ -------- ------
               Total.................... $198.4 $1,232.5 $303.1
                                         ====== ======== ======

The Lincoln National Life Insurance Company

For total traded and private securities held by LNL at December 31, 2003 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                                                            % Fair Amortized  % Amortized Unrealized % Unrealized
                                                 Fair Value Value    Cost        Cost        Loss        Loss
                                                 ---------- ------ ---------- ----------- ---------- ------------
                                                                          (000s omitted)
                                                 ---------------------------------------------------------------
2003
(less or =) 90 days                              $1,903,720  41.1% $1,923,778     39.8%   $ (20,058)      9.6%
(greater than) 90 days but (less or =) 180 days   1,166,033  25.2%  1,200,729     24.8%     (34,696)     16.7%
(greater than) 180 days but (less or =) 270 days    504,125  10.9%    531,547     11.0%     (27,423)     13.2%
(greater than) 270 days but (less or =) 1 year      141,837   3.1%    147,013      3.0%      (5,176)      2.5%
(greater than) 1 year                               915,577  19.8%  1,036,570     21.4%    (120,992)     58.1%
                                                 ---------- -----  ----------    -----    ---------     -----
Total                                            $4,631,292 100.0% $4,839,637    100.0%   $(208,345)    100.0%
                                                 ========== =====  ==========    =====    =========     =====

Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors considered by LNL in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) LNL's ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 8 (Fair Value of Financial Instruments) to the consolidated financial statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real Estate" and "Property and Equipment," include allowances for depreciation as follows:

                                             December 31
                                              2003   2002
                                             ------  -----
                                             (in millions)
                                             ------------
                      Real estate........... $ 22.0  $41.0
                      Property and equipment  100.9   86.5

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                       December 31
                                                      (in millions)
                                                     --------------
            Impaired loans with allowance for losses $120.2  $ 72.3
            Allowance for losses....................  (17.5)  (11.9)
                                                     ------  ------
            Net impaired loans...................... $102.7  $ 60.4
                                                     ======  ======

The allowance for losses is maintained at a level believed adequate by LNL to absorb estimated probable credit losses. LNL's periodic evaluation of the adequacy of the allowance for losses is based on LNL's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                               Year Ended December 31
                                                2003     2002   2001
                                               ------   -----  -----
                                                   (in millions)
                                               --------------------
            Balance at beginning-of-year...... $ 11.9   $ 2.2  $ 4.9
            Provisions for losses.............   16.4    12.7    0.7
            Releases due to principal paydowns  (10.8)   (3.0)  (3.4)
                                               ------   -----  -----
            Balance at end-of-year............ $ 17.5   $11.9  $ 2.2
                                               ======   =====  =====

The Lincoln National Life Insurance Company

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                               Year Ended December 31
                                               2003    2002    2001
                                                -----   -----  -----
                                                 (in millions)
                                               ----------------------
                Average recorded investment in
                 impaired loans............... $72.6   $54.0   $25.0
                Interest income recognized on
                 impaired loans...............   8.1     5.6     3.0

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2003, LNL had no mortgage loans on non-accrual status compared with $1.8 million at December 31, 2002. As of December 31, 2003 and 2002, LNL had no mortgage loans past due 90 days and still accruing.

As of December 31, 2003 and 2002, LNL had restructured mortgage loans of $63.6 million and $4.6 million, respectively. LNL recorded $4.7 million and $0.4 million of interest income on these restructured mortgage loans in 2003 and 2002, respectively. Interest income in the amount of $5.8 million and $0.4 million would have been recorded on these mortgage loans according to their original terms in 2003 and 2002, respectively. As of December 31, 2003 and 2002, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2003 and 2002, LNL's investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $578.2 million and $558.9 million, respectively. As of December 31, 2003 and 2002, this includes $205.8 million and $168.1 million, respectively, of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $132.1 and $34.8 million at December 31, 2003 and 2002, respectively.

During the third quarter of 2003, LNL completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $182.2 million and a carrying value of $167.3 million. LNL received $182.2 million from the trust for the sale of the loans. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Servicing fees of $0.03 million were received in 2003. The transaction was hedged with interest rate swaps to lock in the value of the loans. LNL recorded a gain on the hedge of $7.8 million pre-tax and a realized gain on the sale of $14.9 million pre-tax resulting in a total gain of $22.7 million pre-tax. LNL did not retain an interest in the securitized assets.


--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           Year Ended December 31
                                           2003    2002     2001
                                          ------ -------  -------
                                               (in millions)
                                          -----------------------
              Current.................... $ 31.5 $(140.4) $ 456.1
              Deferred...................  213.4    41.5   (311.6)
                                          ------ -------  -------
              Total tax expense (benefit) $244.9 $ (98.9) $ 144.5
                                          ====== =======  =======

The effective tax rate on pre-tax income (loss) from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                           Year Ended December 31
                                            2003    2002    2001
                                           ------  ------  ------
                                                (in millions)
                                           ----------------------
             Tax rate times pre-tax income $323.1  $(22.2) $222.0
             Effect of:
               Tax-preferred investment
                income....................  (49.7)  (46.6)  (67.3)
               Tax credits................  (19.1)  (17.7)  (17.1)
               Goodwill...................     --      --     7.7
               Other items................   (9.4)  (12.4)   (0.8)
                                           ------  ------  ------
             Provision for income taxes... $244.9  $(98.9) $144.5
             Effective tax rate...........     27%    N/M      23%
                                           ======  ======  ======

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax (loss) of $63.4 million resulted in a tax benefit of $98.9 million in 2002, the effective tax rate was not meaningful.

The Federal income tax asset (liability) is as follows:

                                                       December 31
                                                       2003    2002
                                                      ------  ------
                                                      (in millions)
                                                      --------------
           Current................................... $(19.7) $ 92.8
           Deferred..................................  (17.2)  121.8
                                                      ------  ------
           Total Federal income tax asset (liability) $(37.0) $214.6
                                                      ======  ======

The Lincoln National Life Insurance Company

Significant components of LNL's deferred tax assets and liabilities are as follows:

                                                      December 31
                                                     2003      2002
                                                  ---------  --------
                                                     (in millions)
                                                  -------------------
           Deferred tax assets:
             Insurance and investment contract
              liabilities........................  $1,220.8  $1,251.2
             Reinsurance deferred gain...........     321.6     397.5
             Net operating loss carryforwards....      41.1      80.1
             Modco/CFW embedded derivative.......     114.6        --
             Post-retirement benefits other than
              pensions...........................       9.5      27.1
             Compensation related................      52.7      76.1
             Ceding commission asset.............      14.8      16.7
             Other...............................     181.3     227.5
                                                  ---------  --------
           Total deferred tax assets.............   1,956.4   2,076.2
                                                  =========  ========
           Deferred tax liabilities:
             Deferred acquisition costs..........     607.3     527.5
             Investment related..................     251.8     201.5
             Net unrealized gain on securities
              available-for-sale.................     643.1     592.1
             Trading security gains..............     107.8        --
             Present value of business in-force..     322.6     354.5
             Other...............................      41.0     278.8
                                                  ---------  --------
           Total deferred tax liabilities........   1,973.6   1,954.4
                                                  =========  ========
           Net deferred tax asset (liability).... $   (17.2) $  121.8
                                                  =========  ========

The company and its affiliates are part of a consolidated Federal income tax filing with LNC. Net cash received for Federal income taxes in 2003 was $77.9 million due to the carry back of 2002 tax losses. Cash paid for Federal income taxes in 2002 and 2001 was $396.5 million and $58.2 million, respectively.

LNL is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2003 and 2002, LNL concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2003 and 2002.

At December 31, 2003, LNL had net capital loss carryforwards for Federal income tax purposes of $117.6 million that will expire in 2007. The net capital loss carryforwards can be used to offset capital gains of any affiliate in future LNL consolidated U.S. tax returns filed by its common parent. Accordingly, LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." At December 31, 2003, LNL has approximately $196.0 million of untaxed "Policyholders' Surplus" on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable tax legislation, LNL does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized relating to LNL's Policyholders' Surplus balance. If the entire Policyholders' Surplus balance became taxable at the current Federal rate, the tax would be approximately $68.6 million.

The LNC consolidated return group has been identified by the Internal Revenue Service ("IRS") as a coordinated industry taxpayer requiring annual audits. The audits from tax years through 1995 have been completed and these years are closed. LNC and its affiliates are currently under audit by IRS for years 1996-2002. LNL does not anticipate that any adjustments that might result from such audits would be material to LNL's consolidated results of operations or financial condition.

The Lincoln National Life Insurance Company

5. Supplemental Financial Data


Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", are as follows:

                                           Year Ended December 31
                                          2003*    2002*     2001*
                                         -------  -------  --------
                                                (in millions)
                                         --------------------------
            Insurance assumed........... $   1.0  $   1.1  $1,425.4
            Insurance ceded.............  (250.9)  (233.1)   (993.9)
                                         -------  -------  --------
            Net reinsurance premiums and
             fees....................... $(249.9) $(232.0) $  431.5
                                         =======  =======  ========

--------
*The reinsurance activity for the year ended December 31, 2001 includes the activity of the former Reinsurance segment for the eleven months ended November 30, 2001 and the activity related to the indemnity reinsurance transaction with Swiss Re for the one month ended December 31, 2001. The reinsurance activity for 2003 and 2002 excludes activity related to the indemnity reinsurance transaction with Swiss Re.

The income statement caption, "Benefits," is net of reinsurance recoveries of $0.6 billion in each of the years ended December 31, 2003, 2002 and 2001, respectively.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                  Year Ended December 31
                                                    2003        2002
                                                   --------   --------
                                                     (in millions)
                                                  ---------------------
           Balance at beginning-of-year.......... $2,373.2    $2,267.0
           Deferral..............................    655.3       622.4
           Amortization..........................   (280.6)     (296.7)
           Adjustment related to realized gains
            (losses) on securities available-for-
            sale.................................    (50.2)      115.0
           Adjustment related to unrealized gains
            on securities available-for-sale.....   (126.0)     (338.5)
           Other.................................       --         4.0
                                                   --------   --------
           Balance at end-of-year................ $2,571.7    $2,373.2
                                                   ========   ========

Realized loss on investments and derivative instruments on the Statements of Income for the year ended December 31, 2003, 2002 and 2001 are net of amounts restored or (amortized) against deferred acquisition costs of $(50.2) million, $115.0 million and $112.9 million, respectively. In addition, realized gains and losses for the year ended December 31, 2003, 2002 and 2001 are net of adjustments made to policyholder reserves of $18.0 million, $25.6 million and $10.6 million, respectively. LNL has either a contractual obligation or has a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                          Year Ended December 31
                                         2003      2002      2001
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  572.3  $  566.7  $  812.3
            Other volume related
             expenses.................    328.4     264.2     191.4
            Operating and
             administrative expenses..    624.4     664.0     830.1
            Deferred acquisition costs
             net of amortization......   (374.7)   (325.7)   (346.4)
            Restructuring charges.....     45.5        --      37.4
            Goodwill amortization.....       --        --      26.5
            Other intangibles
             amortization.............     90.9     105.7      91.8
            Other.....................     96.8      95.8     103.4
                                       --------  --------  --------
            Total..................... $1,383.6  $1,370.7  $1,746.5
                                       ========  ========  ========

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                                            2003   2002
                                           ------ ------
                                           (in millions)
                                           -------------
                        Life Insurance.... $855.1 $855.1
                        Lincoln Retirement   64.1   64.1
                                           ------ ------
                        Total............. $919.2 $919.2
                                           ====== ======

The Lincoln National Life Insurance Company

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                               As of December 31, 2003     As of December 31, 2002
                             --------------------------- ---------------------------
                             Gross Carrying Accumulated  Gross Carrying Accumulated
                                 Amount     Amortization     Amount     Amortization
                             -------------- ------------ -------------- ------------
                                                  (in millions)
                             -------------------------------------------------------
Amortized Intangible Assets:
  Present value of in-force
    Lincoln Retirement......    $  225.0       $111.9       $  225.0       $102.3
    Life Insurance..........     1,254.2        445.5        1,254.2        364.1
                                --------       ------       --------       ------
Total.......................    $1,479.2       $557.4       $1,479.2       $466.4
                                ========       ======       ========       ======

Future estimated amortization of other intangible assets is as follows (in millions):

                     2004-$66.1 2005-$65.2       2006-$67.7
                     2007- 68.3 2008- 67.4 Thereafter-587.2

A reconciliation of the present value of insurance business acquired included in other intangible assets is as follows:

                                                                                      December 31
                                                                               2003      2002      2001
                                                                             --------  --------  --------
                                                                                     (in millions)
                                                                             ----------------------------
Balance at beginning of year................................................ $1,012.8  $1,118.5  $1,209.7
Adjustments to balance......................................................       --        --      (0.7)
Interest accrued on unamortized balance (Interest rates range from 5% to 7%)     55.6      61.4      71.0
Amortization................................................................   (146.6)   (167.1)   (161.5)
                                                                             --------  --------  --------
Balance at end-of-year...................................................... $  921.8  $1,012.8  $1,118.5
                                                                             ========  ========  ========

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                                           December 31
                                                         2003      2002
                                                       --------- ---------
                                                          (in millions)
                                                       -------------------
      Premium deposit funds........................... $21,891.8 $20,634.6
      Undistributed earnings on participating business     155.1     156.7
      Other...........................................     680.9     610.9
                                                       --------- ---------
      Total........................................... $22,727.8 $21,402.2
                                                       ========= =========

Details underlying the balance sheet captions related of short-term debt and surplus notes payable to LNC are as follows:

                                                          December 31
                                                         2003     2002
                                                       -------- --------
                                                         (in millions)
                                                       -----------------
       Short-term debt:                                $   41.9 $  103.7
       Surplus notes due Lincoln National Corporation:
         6.56% surplus note, due 2028.................   $500.0 $  500.0
         6.03% surplus note, due 2028.................    750.0    750.0
                                                       -------- --------
       Total Surplus Notes............................ $1,250.0 $1,250.0
                                                       ======== ========

The short-term debt represents short-term notes payable to LNC.

The surplus note of $500 million was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998 (see Note 7). This note calls for LNL to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to

The Lincoln National Life Insurance Company redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.32 billion at December 31, 2003), and subject to approval by the Indiana Insurance Commissioner.

The surplus note for $750 million was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction (see Note 7). This note calls for LNL to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.38 billion at December 31, 2003), and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2003, 2002, and 2001 was $79.3 million, $79.3 million, and $80.6 million, respectively.


--------------------------------------------------------------------------------
6. Employee Benefit Plans


Pension and Other Post-retirement Benefit Plans--U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $25.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. LNL's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain officers of LNL defined pension benefits based on years of service and final monthly salary upon death or retirement.

A supplemental executive retirement plan provides defined pension benefits for certain executives who became employees of LNL as a result of the acquisition of a block of individual life insurance and annuity business, and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNC 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' post-retirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. This amendment to the plan resulted in the immediate recognition at the end of 2003 of a one-time curtailment gain of $2.3 million pre-tax. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' post-retirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' post-retirement plan was changed to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $10.7 million pre-tax.

On December 7, 2001, Swiss Re acquired LNL's reinsurance business. This transaction resulted in the immediate recognition of a one-time curtailment gain on post-retirement benefits of $6 million pre-tax and additional expense of $1.4 million pre-tax related to pension benefits for a net

The Lincoln National Life Insurance Company curtailment gain of $4.6 million pre-tax. This net curtailment gain was included in the realized gain on sale of subsidiaries for the year ended December 31, 2001. Due to the release of the pension obligations on these former LNL employees, there was a $16 million gain in the pension plan that was used to offset prior plan losses.

As discussed in Note 2, the Medicare Prescription Drug Improvement and Modernization Act of 2003 ("the Medicare Act") became law. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-1 ("FSP 106-1"), which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Medicare Act.

LNL has elected to defer accounting for the effects of the Medicare Act. Accordingly, the measures of accumulated post-retirement benefit obligation and periodic post-retirement benefit cost in LNL's financial statements for the year ended December 31, 2003, do not reflect the effects of the Medicare Act.

The Lincoln National Life Insurance Company

Obligations, Funded Status and Assumptions

Information with respect to defined benefit plan asset activity and defined benefit plan obligations is as follows:

                                                       Year Ended December 31
                                                  -------------------------------------
                                                                   Other Post-retirement
                                                  Pension Benefits    Benefits
                                                  ---------------  --------------------
                                                    2003    2002    2003       2002
                                                  -------  ------   ------     ------
                                                           (in millions)
Change in plan assets:
  Fair value of plan assets at beginning-of-year. $ 343.0  $340.4  $   --     $   --
  Transfers of assets............................     0.9    (1.4)     --         --
  Actual return on plan assets...................    79.2   (31.1)     --         --
  Company contributions..........................    40.5    58.0     4.6        6.5
  Administrative expenses........................   (1.8)    (1.6)     --         --
  Benefits paid..................................  (24.9)   (21.3)   (4.6)      (6.5)
                                                  -------  ------   ------     ------
  Fair value of plan assets at end-of-year.......   436.9   343.0      --         --
                                                  =======  ======   ======     ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........   441.1   399.3    88.9       81.9
  Transfers of benefit obligations...............     0.6    (1.3)     --       (0.9)
  Service cost...................................    18.1    17.3     1.4        1.4
  Interest cost..................................    27.2    26.8     4.9        5.1
  Plan participants' contributions...............      --      --     1.0        1.1
  Special termination benefits...................     1.4      --      --         --
  Plan curtailment gain..........................      --      --    (2.3)        --
  Actuarial (gains) losses.......................  (13.6)    20.3   (10.2)       6.8
  Benefits paid..................................  (24.9)   (21.3)   (4.6)      (6.5)
                                                  -------  ------   ------     ------
  Benefit obligation at end-of-year..............   449.9   441.1    79.1       88.9
                                                  =======  ======   ======     ======
Underfunded status of the plans..................   (13.0)  (98.1)  (79.1)     (88.9)
Unrecognized net actuarial (gains) losses........    38.4   109.3    (1.9)       8.2
Unrecognized prior service cost..................   (17.0)  (19.8)     --         --
                                                  -------  ------   ------     ------
Prepaid (accrued) benefit cost................... $   8.4  $ (8.6) $(81.0)    $(80.7)
                                                  =======  ======   ======     ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................    6.50%   6.50%   6.50%      6.50%
  Expected return on plan assets.................    8.25%   8.25%     --         --
Rate of increase in compensation:
  Salary continuation plan.......................    4.00%   5.00%     --         --
  All other plans................................    4.00%   4.00%   4.00%      4.00%
                                                  =======  ======   ======     ======

LNL uses a December 31 measurement date for its pension and post-retirement plans.

The expected return on plan assets for 2003 and 2002 was 8.25%. This rate is initially established at the beginning of the plan year based on the historical rates of return and is reevaluated based on the actual return through an interim date during the current plan year. As there was not a significant variance between the projected actual return for both 2003 and 2002 and the expected return of 8.25%, LNC maintained the expected return at 8.25% for the actuarial valuation calculated at the end of each year.

The calculation of the accumulated post-retirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e. health care cost trend rate) of 10% for 2003. It further assumes the rate will gradually decrease to 5.0% by 2015 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. For example increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated post-retirement benefits obligation as of December 31, 2003 and 2002 by $4.6 million and $6.2 million, respectively. The aggregate of the estimated service and interest cost components of net periodic post-retirement benefits cost for the year ended December 31, 2003 and 2002 would increase by $0.4 million and $0.5 million, respectively.

The Lincoln National Life Insurance Company

Information for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                  December 31
                                                  2003  2002*
                                                 ------ ------
                                                 (in millions)
                                                 -------------
                  Accumulated benefit obligation $127.8 $430.0
                  Projected benefit obligation..  129.6  441.1
                  Fair value of plan assets.....   78.2  343.0

--------
*In 2002, all plans had accumulated benefit obligations in excess of plan assets.

Minimum Pension Liability Adjustment

                                                                                                               For the year ended
                                                                                                               December 31,
                                                                                                                2003      2002
                                                                                                                ------     -----
                                                                                                               (in millions)
                                                                                                               ------------------
Increase/(decrease) in minimum pension liability adjustment included in other comprehensive income (after-tax) ($42.6)    $51.9

                                                                                                               December 31,
                                                                                                                2003      2002
                                                                                                                ------     -----
Minimum pension liability adjustment included in accumulated other comprehensive income (after-tax)...........  $ 9.3     $51.9

Components of Net Periodic Pension Cost

The components of net defined benefit pension plan and post-retirement benefit plan expense are as follows:

                                                   Year Ended December 31
                                                                Other Post-retirement
                                           Pension Benefits           Benefits
                                        ----------------------  -------------------
                                         2003    2002    2001    2003    2002   2001
                                        ------  ------  ------  -----   -----  -----
                                                       (in millions)
                                        -------------------------------------------
Service cost........................... $ 19.4  $ 17.8  $ 13.9  $ 1.4   $ 1.4  $ 2.6
Interest cost..........................   27.2    26.8    28.8    5.0     5.1    6.2
Expected return on plan assets.........  (27.7)  (27.1)  (29.8)    --      --     --
Amortization of prior service cost.....   (2.2)   (2.4)    0.2     --      --     --
Recognized net actuarial (gains) losses    5.7     0.2     0.2   (0.2)   (0.4)  (0.4)
                                        ------  ------  ------  -----   -----  -----
Net periodic benefit cost.............. $ 22.4  $ 15.3  $ 13.3  $ 6.2   $ 6.1  $ 8.4
                                        ======  ======  ======  =====   =====  =====

LNL maintains a defined contribution plan for its U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNL assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNL agents. The combined pre-tax expenses for these plans amounted to $3.7 million, $1.0 million, and $2.8 million in 2003, 2002 and 2001, respectively. These expenses reflect both LNL's contribution as well as changes in the measurement of LNL's liabilities under these plans.

Plan Assets

Asset allocations for LNC's defined benefit pension plan assets at December 31, 2003 and 2002 are as follows:

                                                 2003   2002
                                                -----  -----
                   Asset Category
                     Equity securities.........  61.9%  59.6%
                     Fixed income securities...  30.7   31.9
                     Real estate...............   5.6    5.0
                     Cash and cash equivalents.   1.8    3.5
                                                -----  -----
                     Total..................... 100.0% 100.0%
                                                =====  =====

The Lincoln National Life Insurance Company

The primary investment objective of LNC's defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                                     Weighting Range
                                                     --------------
              Asset Category
                Cash................................          0-20%
                Guaranteed Products.................          0-20%
                Fixed Income........................         20-80%
                  Long-term......................... 0-10%
                  High-Yield........................ 0-10%
                  International/Emerging Markets*... 0-10%
                Real Estate.........................          0-20%
                Equities............................         20-80%
                  Small-cap......................... 0-20%
                  International*.................... 0-20%
                  Emerging Markets*................. 0-10%
                Other...............................          0-20%
                Total International**...............          0-25%

--------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.
*Currencyexposure can be hedged up to 100%
**International/EmergingMarkets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. LNC reviews this investment policy on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

Plan Cash Flows

LNL expects to contribute between zero and $16.3 million to LNC's defined benefit pension plans in 2004. In addition, LNL expects to fund approximately $7.9 million and $4.6 million in 2004 for benefit payments for LNC's unfunded defined benefit plan and post-retirement benefit plans, respectively.

401(k).
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). LNL's contributions to the 401(k) plans for its employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. LNL's expense for the 401(k) plan amounted to $22.9 million, $12.6 million, and $13.5 million in 2003, 2002 and 2001, respectively.

Deferred Compensation Plans.
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, LNL agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. LNL makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of LNL's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense/(income) for these plans amounted to $17.0 million, $(3.6) million, and $(2.9) million in 2003, 2002 and 2001, respectively. These expenses reflect both LNL's employer matching contributions of $2.4 million, $1.1 million and $1.3 million, as well as changes in the measurement of LNL's liabilities under these plans of $14.6 million, ($4.7) million and ($4.2) million for 2003, 2002 and 2001 respectively.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

LNL's total liabilities associated with these plans were $123.9 million and $103.7 million at December 31, 2003 and 2002, respectively.

The Lincoln National Life Insurance Company

Stock-Based Incentive Compensation Plans.
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries (including employees, agents and directors of LNL) that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, and restricted stock awards. Prior to 2003, these plans were comprised primarily of stock option incentive plans.

Effective January 1, 2003, LNC's stock-based employee compensation plan was revised to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. This plan replaced the LNC stock option plan. Awards under this plan for 2003 consisted of 233,055 10-year LNC stock options, 323,243 performance share units that could result in the issuance of LNC shares, and cash awards. As of December 31, 2003, 114,544 stock options and 271,042 performance share units of these 2003 awards were outstanding. The performance measures that must be met for vesting to occur are established at the beginning of the three-year performance period. Certain participants in the plan will select from seven different combinations of stock options, performance shares and or cash in determining the form of their award. Other participants will have their award paid in performance shares.

Total compensation expense for LNL under LNC's incentive plans involving performance vesting for 2003 was $0.2 million relating to stock options, $2.7 million relating to performance shares, and $0.2 million relating to cash awards. The amount of stock option expense for the performance vesting awards is included in the total LNL stock option expense discussed below. All expense calculations for performance vesting stock options, performance shares, and performance vesting cash awards that were granted in 2003 have been based upon the current assumption that the actual performance achievement over the three-year performance measurement period will result in target levels of long-term incentive compensation payouts. As the three-year performance period progresses, LNC will continue to refine its estimate of the expense associated with these awards so that by the end of the three-year performance period, LNL's cumulative expense will reflect the actual level of awards that vest.

Stock options awarded under the stock option incentive plans in effect prior to 2003 were granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%. The reload feature is not available for options granted after 2002.

Effective January 1, 2003, LNL adopted the fair value recognition method of accounting for its stock option incentive plans under FAS 123, which is considered the preferable accounting method for stock based compensation. Previously, LNL accounted for its stock option incentive plans using the intrinsic value method of accounting under the recognition and measurement provisions of APB 25, and related interpretations. For more information, see Footnote 2 in the Notes to Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Information with respect to LNL stock options outstanding at December 31, 2003 is as follows:

                   Options Outstanding                          Options Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Weighted-Average
 Prices       2003          (Years)       Exercise Price       2003       Exercise Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$10-$20       28,442          0.36            $19.72           28,442         $19.72
 21- 30    1,409,636          5.57             25.48        1,042,924          25.68
 31- 40      622,385          4.89             38.06          574,885          38.39
 41- 50    3,127,336          5.60             46.77        2,730,668          47.22
 51- 60      879,636          8.16             52.09          304,571          52.09
-------    ---------                                        ---------
$10-$60    6,067,435                                        4,681,490
=======    =========                                        =========

The option price assumptions used for grants to LNL employees and agents were as follows:

                                                     2003   2002    2001
                                                    -----  ------  ------
     Dividend yield................................   5.0%    2.5%    2.8%
     Expected volatility...........................  39.8%   39.6%   40.0%
     Risk-free interest rate.......................   2.2%    4.5%    4.6%
     Expected life (in years)......................   3.6     4.2     4.2
     Weighted-average fair value per option granted $5.55  $16.00  $13.38

Information with respect to the incentive plans involving stock options granted to LNL employees and agents is as follows:

                                        Options Outstanding       Options Exercisable
                                     -------------------------- ------------------------
                                                   Weighted-                Weighted-
                                                    Average                  Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ----------  -------------- --------- --------------
Balance at January 1, 2001..........  7,168,953      $36.69     2,813,438     $13.92
Granted-original....................  1,418,190       43.52
Granted-reloads.....................     60,111       48.64
Exercised (includes shares tendered) (1,162,373)      28.45
Forfeited...........................   (251,604)      44.01
                                     ----------      ------
Balance at December 31, 2001........  7,233,277       39.20     4,213,907      39.05
                                     ==========      ======
Granted-original....................  1,035,180       51.59
Granted-reloads.....................     12,103       48.41
Exercised (includes shares tendered) (1,316,702)      36.31
Forfeited...........................   (331,487)      46.09
Intercompany transfer...............      6,300       41.39
                                     ----------      ------
Balance at December 31, 2002........  6,638,671       41.39     4,035,327      40.00
                                     ==========      ======
Granted-original....................    288,165       25.54
Granted-reloads.....................     13,696       35.28
Exercised (includes shares tendered)   (332,769)      24.22
Forfeited...........................   (540,328)      41.21
                                     ----------      ------
Balance at December 31, 2003........  6,067,435      $41.57     4,681,490     $41.49
                                     ==========      ======     =========     ======

Total compensation expense for incentive plans involving stock options granted to LNL employees and agents, for 2003, 2002, and 2001 was $13.9 million, $18.7 million, and $22.4 million, respectively.

Stock Appreciation Rights Incentive Plan.
LNC has in place a stock appreciation right ("SAR") incentive program for LNL agents that do not meet the stringent definition of a common law employee. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNL recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR li-

The Lincoln National Life Insurance Company ability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. LNL hedges this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense (income) recognized for the SAR program for 2003, 2002 and 2001 was $6.8 million, $(0.7) million and $4.8 million, respectively. The mark-to-market gain (loss) recognized through net income on the call options on LNC stock for 2003, 2002 and 2001 was $0.3 million, $(6.7) million and $0.8 million, respectively. The SAR liability at December 31, 2003 and 2002 was $9.8 million and $3.7 million, respectively.

Information with respect to the LNC SARs incentive plan outstanding for LNL agents at December 31, 2003 is as follows:

                     SARs Outstanding                             SARs Exercisable
---------------------------------------------------------- -------------------------------
              Number     Weighted-Average                      Number
Range of  Outstanding at    Remaining                      Exercisable at    Weighted-
Exercise   December 31,  Contractual Life Weighted-Average  December 31,  Average Exercise
 Prices        2003          (Years)       Exercise Price       2003           Price
--------- -------------- ---------------- ---------------- -------------- ----------------
$20 - $30     731,011          2.50            $24.89         266,263          $24.72
 31 - 40        9,750          3.46             34.41           2,332           36.74
 41 - 50      495,288          2.20             43.57         238,384           43.58
 51 - 60      363,475          3.20             52.10          90,913           52.10
---------   ---------                                         -------
$20 - $60   1,599,524                                         597,892
=========   =========                                         =======

The option price assumptions used for grants to LNL agents under the LNC SAR plan were as follows:

                                                    2003   2002    2001
                                                   -----  ------  ------
       Dividend yield.............................   4.6%    2.7%    2.7%
       Expected volatility........................  35.0%   29.5%   42.0%
       Risk-free interest rate....................   3.3%    5.0%    5.5%
       Expected life (in years)...................   5.0     5.0     5.0
       Weighted-average fair value per SAR granted $9.05  $10.86  $18.84

Information with respect to the LNC incentive plan involving SARs granted to LNL agents is as follows:

                                         SARs Outstanding         SARs Exercisable
                                     ------------------------- ----------------------
                                                  Weighted-              Weighted-
                                                   Average                Average
                                       Shares   Exercise Price Shares  Exercise Price
                                     ---------  -------------- ------- --------------
Balance at January 1, 2001..........   751,052      $24.94      82,421     $24.72
Granted-original....................   544,205       43.51
Exercised (includes shares tendered)  (142,785)      24.74
Forfeited...........................   (27,381)      28.92
                                     ---------      ------
Balance at December 31, 2001........ 1,125,091       33.85     102,710      25.02
                                     =========      ======
Granted-original....................   383,675       51.95
Exercised (includes shares tendered)   (90,818)      28.57
Forfeited...........................   (35,700)      34.95
                                     ---------      ------
Balance at December 31, 2002........ 1,382,248       39.20     301,108      32.06
                                     =========      ======
Granted-original....................   326,650       25.28
Exercised (includes shares tendered)   (63,224)      24.72
Forfeited...........................   (46,150)      39.57
                                     ---------      ------
Balance at December 31, 2003........ 1,599,524       36.92     597,892      36.45
                                     =========      ======     =======     ======

The Lincoln National Life Insurance Company

In addition to the stock-based incentives discussed above, LNC has awarded restricted shares of LNC stock, generally subject to a three-year vesting period, to LNL employees. Information with respect to LNC Restricted stock (non-vested stock) awarded to LNL employees from 2001 through 2003 was as follows:

                                           2003    2002    2001
                                          ------- ------- -------
              Restricted stock (number of
               shares)...................  10,910  46,500  32,639
              Weighted-average price per
               share at time of grant.... $ 31.41 $ 33.55 $ 45.59


--------------------------------------------------------------------------------
7. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions
Net income (loss) as determined in accordance with statutory accounting practices for LNL excluding the insurance subsidiaries sold to Swiss Re in 2001, was $267 million, $(252) million and $197 million for 2003, 2002 and 2001, respectively. On December 7, 2001, Swiss Re acquired LNL's reinsurance operations. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operation. See Note 11 for further discussion of Swiss Re's acquisition of LNL's reinsurance operation.

Shareholders' equity as determined in accordance with statutory accounting practices for LNL was $2.8 billion and $2.6 billion for December 31, 2003 and 2002, respectively.

LNL acquired a block of individual life insurance and annuity business from CIGNA in January 1998 and a block of individual life insurance from Aetna Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense resulting in a reduction of statutory earned surplus. As a result of these acquisitions, LNL's statutory earned surplus was negative.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNC. As a result of negative statutory earned surplus, LNL was required to obtain the prior approval of the Indiana Insurance Commissioner ("Commissioner") before paying any dividends to LNC until its statutory earned surplus became positive. During the first quarter of 2002, LNL received approval from the Commissioner to reclassify total dividends of $495 million paid to LNC in 2001 from LNL's earned surplus to paid-in-capital. This change plus the increase in statutory earned surplus from the disposition of LNL's reinsurance operations through an indemnity reinsurance transaction with Swiss Re resulted in positive statutory earned surplus for LNL at December 31, 2001.

In general, a dividend is not subject to prior approval from the Commissioner provided LNL's statutory earned surplus is positive and the proposed dividend, plus all other dividends made within the twelve consecutive months prior to the date of the proposed dividend, does not exceed the standard limitation of the greater of 10% of total statutory earned surplus or the amount of statutory earnings in the prior calendar year. Dividends of $710 million were paid by LNL to LNC in the second quarter of 2002. These distributions were made in two installments. The first installment of $60 million was paid in April. The second installment of $650 million was paid in June. As both installments exceeded the standard limitation noted above, a special request was made for each payment and each was approved by the Commissioner. Both distributions represented a portion of the proceeds received from the indemnity reinsurance transaction with Swiss Re. As a result of the payment of dividends plus earnings in 2002, LNL's statutory earned surplus was negative as of December 31, 2002. Due to the negative statutory earned surplus as of December 31, 2002, dividends paid by LNL in 2003 were subject to prior approval from the Commissioner.

Dividends of $200 million were paid by LNL to LNC in three quarterly installments during 2003. A special request was made for each payment and each was approved by the Commissioner. As occurred in 2001, $164.2 million of dividends approved and paid while statutory earned surplus was negative were classified as a reduction to paid-in-capital. Due to statutory earnings and favorable credit markets, LNL expects to be able to pay dividends in 2004 without prior approval.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

Reinsurance Contingencies

See Note 11, "Acquisitions and Divestitures," for discussion of contingencies surrounding Swiss Re's acquisition of LNL's reinsurance operations on December 7, 2001.

Marketing and Compliance Issues

Recently, there has been a significant increase in federal and state regulatory activity in the industry relating to numerous issues including market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. LNL, like many others in the industry, has received requests for information from the SEC and a subpoena from the New York Attorney General's Office seeking documentation and other information relating to these issues. LNL is in the process of responding to these requests and continues to cooperate fully with the regulators.

The Lincoln National Life Insurance Company

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances, companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. LNL's management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that future developments will not materially affect the consolidated financial position of LNL.

Leases

LNL leases its Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide LNL with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. LNL also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2003, 2002 and 2001 was $55.7 million, $55.5 million and $63.2 million, respectively. Future minimum rental commitments are as follows (in millions):

               2004-$52.1 2006-$      43.8 2008-$           34.3
               2005- 49.3       2007- 41.5       Thereafter 34.8

Information Technology Commitment

In February 1998, LNL signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNL completed renegotiations and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $55.0 million to $60.0 million.

Insurance Ceded and Assumed

LNL cedes insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. LNL seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2002, LNL's retention policy is to retain no more than $10 million on a single insured life. For 2003, the retention policy was changed to limit retention on new sales to $5 million. Portions of LNL's deferred annuity business have been reinsured on a Modco basis with other companies to limit LNL's exposure to interest rate risks. At December 31, 2003, the reserves associated with these reinsurance arrangements totaled $2.4 billion. To cover products other than life insurance, LNL acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). LNL remains liable if its reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

LNL assumes insurance from other companies. At December 31, 2003, LNL provided $2.0 million of statutory surplus relief to other insurance companies under reinsurance transactions. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, LNL is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted. LNL's reinsurance operations were acquired by Swiss Re on December 7, 2001. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operation. Under the indemnity reinsurance agreements, Swiss Re reinsured certain liabilities and obligations of LNL. Because LNL is not relieved of its legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re.

Vulnerability from Concentrations

LNL's amounts recoverable from reinsurers represents receivables from and reserves ceded to reinsurers. LNL obtains reinsurance from a diverse group of reinsurers and monitors concentration as well as financial strength ratings of LNL's principal reinsurers. LNL's principal reinsurers are strongly rated companies, with Swiss Re representing the largest exposure. As discussed above, LNL sold its reinsurance business to Swiss Re through an indemnity reinsurance arrangement in 2001. Because LNL is not relieved of its liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on the consolidated balance sheet of LNL with a corresponding reinsurance receivable from the business sold to Swiss Re, which totaled $4.2 billion at December 31, 2003 and is included in amounts recoverable from reinsurers. In addition to various remedies that LNL would have in the event of a default by Swiss Re, LNL continues to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. LNL's funds withheld liability and embedded derivative liabilities include $1.8 billion and $0.3 billion, respectively, related to the business reinsured by Swiss Re.

At December 31, 2003, LNL did not have a material concentration of financial instruments in a single investee or industry. LNL's investments in mortgage loans principally involve commercial real estate. At December 31, 2003, 28.5% of such mortgages, or $1.2 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $37.6 million. Also at December 31, 2003, LNL did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or

The Lincoln National Life Insurance Company services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to LNL's financial position.

Although LNL does not have any significant concentration of customers, LNL's Retirement segment has a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. Prior to 2003, AFD used wholesalers who focus on both American Funds Distributors as well as American Legacy Variable Annuity products. In 2002, LNL and AFD agreed to transition the wholesaling of American Legacy to LFD, which was completed in 2003. The American Legacy Variable Annuity product line sold through LFD accounted for about 17% of LNL's total gross annuity account values at December 31, 2003, compared with about 15% sold through AFD in 2002. In addition the American Legacy Variable Annuity product line represents approximately 35% and 31% of LNL's total gross annuity account values at December 31, 2003 and 2002 respectively.

Other Contingency Matters

LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial position of LNL.

In 2001, LNL concluded the settlement of all class action lawsuits alleging fraud in the sale of LNL non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998. Since 2001, LNL has reached settlements with a substantial number of the owners of policies that opted out of the class action settlement. LNL continues to defend a small number of opt out claims and lawsuits. While there is continuing uncertainty about the ultimate costs of settling the remaining opt out cases, it is management's opinion that established reserves are adequate and future developments will not materially affect the consolidated financial position of LNL.

LNL has pursued claims with its liability insurance carriers for reimbursement of certain costs incurred in connection with the class action settlement and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, LNL settled its claims against three liability carriers on a favorable basis. LNL continues to pursue similar claims against a fourth liability insurance carrier.

For discussion of the resolution of legal proceedings related to LNL's sale of its former reinsurance business to Swiss Re, See Note 11.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. LNL has accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

LNL has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $6.0 million and $9.0 million were outstanding at December 31, 2003 and 2002, respectively.

Certain subsidiaries of LNL have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, LNL has recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to LNL. These guarantees expire in 2004 through 2009.

Derivative Instruments

LNL maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. LNL assesses these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of LNL's interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of LNL's foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of LNL's equity market risk management strategy. LNL also uses credit default swaps as part of its credit risk management strategy.

By using derivative instruments, LNL is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes LNL and, therefore, creates a payment risk for LNL. When the fair value of a derivative contract is negative, LNL owes the counterparty and therefore LNL has no payment risk. LNL minimizes the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by LNL. LNL also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

The Lincoln National Life Insurance Company

LNL is required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, LNL has agreed to maintain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by LNL would be dependent on the market value of the underlying derivative contract. In certain transactions, LNL and the counterparty have entered into a collateral support agreement requiring LNL to post collateral upon significant downgrade. LNL is required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. LNL also requires for its own protection minimum rating standards for counterparty credit protection. LNL is required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. LNL does not believe the inclusion of termination or collateralization events pose any material threat to its liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. LNL manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

LNL's derivative instruments are monitored by its risk management committee as part of that committee's oversight of LNL's derivative activities. LNL's derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into LNL's overall risk management strategies.

LNL has derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                                                 Assets (Liabilities)
                                                                                            ------------------------------
                                                                             Notional or    Carrying Value/ Carrying Value/
                                                                           Contract Amounts   Fair Value      Fair Value
                                                                           ---------------  --------------- ---------------
                                                                             December 31              December 31
                                                                            2003     2002        2003            2002
                                                                           -------  ------- --------------- ---------------
                                                                                            (in millions)
                                                                           ----------------------------------------------
Interest rate derivative instruments:
  Interest rate cap agreements............................................ 2,550.0  1,276.8     $  13.2          $ 4.7
  Swaptions...............................................................      --    180.0          --             --
  Interest rate swap agreements...........................................   422.3    429.1        40.6           51.9
                                                                           -------  -------    --------          -----
Total interest rate derivative instruments................................ 2,972.3  1,885.9        53.8           56.6
Foreign currency derivative instruments -- Foreign currency swaps.........    17.9     61.5        (1.5)          (2.4)
Credit derivative instruments -- Credit default swaps.....................     8.0     26.0         0.2            0.9
Equity indexed derivative instruments -- Call options (based on LNC Stock)     1.5      1.3        16.0            7.4
Embedded derivatives per FAS 133..........................................      --       --      (325.3)           2.3
                                                                           -------  -------    --------          -----
Total derivative instruments*............................................. 2,999.7  1,974.7    ($ 256.8)         $64.8
                                                                           =======  =======    ========          =====

--------
* Total derivative instruments for 2003 are composed of $68.6 million and $(325.3) million on the consolidated balance sheet in Derivative Instruments and Reinsurance Related Derivative Liability, respectively.

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                               Interest Rate                     Interest Rate
                              Cap Agreements       Swaptions     Swap Agreements
                             ----------------  ----------------  -------------
                                December 31       December 31     December 31
                               2003     2002    2003     2002     2003     2002
                             -------  -------  ------  --------  ------   -----
                                               (in millions)
                             -------------------------------------------------
Balance at beginning-of-year 1,276.8  1,258.8   180.0   1,752.0   429.1   335.1
New contracts............... 1,500.0    800.0      --        --   260.0   146.6
Terminations and maturities.  (226.8)  (782.0) (180.0) (1,572.0) (266.8)  (52.6)
                             -------  -------  ------  --------  ------   -----
Balance at end-of-year...... 2,550.0  1,276.8      --     180.0   422.3   429.1
                             =======  =======  ======  ========  ======   =====

The Lincoln National Life Insurance Company

                                                                   Call Options
                                   Foreign Currency Credit Default  (Based on
                                   Swap Agreements     Swaps       LNC Stock)
                                   ---------------  -------------  ----------
                                    December 31     December 31    December 31
                                    2003     2002    2003   2002   2003   2002
                                    -----   -----   -----   ----   ----   ----
                                               (in millions)
                                   ------------------------------------------
      Balance at beginning-of-year  61.5     94.6    26.0   29.0    1.3    1.1
      New contracts...............    --       --      --     --    0.3    0.3
      Terminations and maturities. (43.6)   (33.1)  (18.0)  (3.0)  (0.1)  (0.1)
      Balance at end-of-year......  17.9     61.5     8.0   26.0    1.5    1.3

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2003 and 2002, LNL had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. LNL did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 to the consolidated financial statements for detailed discussion of the accounting treatment for derivative instruments. For the year ended December 31, 2003 and 2002, LNL recognized a net loss of $2.0 million after-tax and a net gain of $2.5 million after-tax, respectively, in net income as a component of realized gains and losses on investments and derivative instruments. These gains (losses) relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the year ended December 31, 2003 and 2002, LNL recognized a loss of $7.6 million after-tax and $8.8 million after-tax, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges. In addition, for the year ended December 31, 2001, $3.5 million after-tax was reclassified from unrealized gain (loss) on securities available-for-sale to unrealized gain
(loss) on derivative instruments, both in OCI. This reclassification relates to derivative instruments that were marked to market through unrealized gain
(loss) on securities available-for-sale prior to the adoption of FAS 133.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements.
LNL uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. LNL is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

LNL also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2003, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps.
LNL uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2005 through 2006.

Call Options on LNC Stock.
LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to LNL agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. LNL's call option positions will be maintained until such time the SARs are either exercised or expire and LNL's SAR liabilities are extinguished. The SARs expire five years from the date of grant.

The Lincoln National Life Insurance Company

Total Return Swaps.
LNL used total return swaps to hedge its exposure to interest rate and spread risk resulting from the forecasted sale of assets in a securitization of certain LNL mortgage loans in 2001. A total return swap is an agreement that allows the holder to protect itself against loss of value by effectively transferring the economic risk of asset ownership to the counterparty. The holder pays (receives) the total return equal to interest plus capital gains or losses on a referenced asset and receives (pays) a floating rate of interest. As of December 31, 2003, LNL did not have any open total return swaps.

Gains and losses on derivative contracts are reclassified from accumulated OCI to current period earnings. As of December 31, 2003, $19.5 million of the deferred net gains on derivative instruments accumulated in OCI are expected to be reclassified as earnings during the next twelve months. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of SARs.

All Other Derivative Instruments

LNL uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by LNL for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the consolidated statement of income except where otherwise noted below).

Interest Rate Swap Agreements.
LNL used a forward starting interest rate swap agreement to hedge its exposure to the forecasted sale of mortgage loans. LNL was required to pay the counterparty a predetermined fixed stream of payments, and in turn, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain
(loss) on investments and derivative instruments. As of December 31, 2003, there were no forward starting interest rate swap agreements

Interest Rate Cap Agreements.
The interest rate cap agreements, which expire in 2006 through 2008, entitle LNL to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of LNL's interest rate cap agreement program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under FAS 133.

Swaptions.
Swaptions entitled LNL to receive settlement payments from the counterparties on specified expiration dates contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of LNL's swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under FAS 133. Therefore, the swaptions did not qualify for hedge accounting under FAS 133. At December 31, 2003, there were no outstanding swaptions.

Credit Default Swaps.
LNL uses credit default swaps which expire in 2006 to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows LNL to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. LNL has not currently qualified credit default swaps for hedge accounting under FAS 133 as amounts are insignificant.

Call Options on LNC Stock.
As discussed previously in the Cash Flow Hedges section, LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to LNL agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under FAS 133. Mark-to-market changes are recorded in net income.

Derivative Instrument Embedded in Deferred Compensation Plan.
LNL has certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income. This derivative instrument is not eligible for hedge accounting treatment under FAS 133.

Call Options on Bifurcated Remarketable Put Bonds.
LNL owns various debt securities that contain call options attached by an investment banker before the sale to the investor. These freestanding call options are exercisable by a party other than the issuer of the debt security to which they are attached and are accounted for separately from the debt security. LNL has not currently qualified call options bifurcated from remarketable put bonds for hedge accounting treatment as amounts are insignificant.

The Lincoln National Life Insurance Company

Derivative Instrument Embedded in Modified Coinsurance Agreements with Funds Withheld Arrangements.
LNL is involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

LNL has used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, any derivative type that was not outstanding from January 1, 2002 through December 31, 2003 is not discussed in this disclosure. Other derivative instruments LNL has used include spread-lock agreements, financial futures, put options, and commodity swaps. At December 31, 2003, there are no outstanding positions in these derivative instruments.

Additional Derivative Information.
Income for the agreements and contracts described above amounted to $18.6 million, $12.2 million and $3.5 million in 2003, 2002 and 2001, respectively. The increase in income for 2003 was primarily a result of payments received on interest rate swaps

LNL is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, LNL does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in LNL's favor. At December 31, 2003, the exposure was $70.5 million.


--------------------------------------------------------------------------------
8. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of LNL's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of LNL's financial instruments.

Fixed Maturity and Equity Securities -- Available-for-Sale and Trading
Securities.
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate.
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans.
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments.
LNL employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices for foreign currency exchange contracts and financial futures contracts; 2) industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps, credit default swaps, total return swaps and put options; 3) Monte Carlo techniques for the equity call options on LNC stock. These techniques project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present valued to arrive at the derivatives' current fair market values; and 4) Black-Scholes pricing methodology for standard European equity call options.

Other Investments, and Cash and Invested Cash.
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts.
The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not

The Lincoln National Life Insurance Company fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by LNL. It is LNL's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about LNL's shareholders' equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. LNL and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term and Debt and Surplus Notes Due LNC.
Fair values for the surplus notes due LNC are based on quoted market prices of similar issues or are estimated using discounted cash flow analysis based on LNL's current incremental borrowing rate for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, the carrying value approximates fair value.

Guarantees.
LNL's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to loan pass-through certificates is insignificant.

Investment Commitments.
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts.
Assets held in separate accounts are reported in the accompanying consolidated balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of LNL's financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               -------------- ----------  -------------- ----------
                                                                                    December 31
                                                               ----------------------------------------------------
                                                                    2003         2003          2002         2002
                                                               -------------- ----------  -------------- ----------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................   $ 31,362.6   $ 31,362.6    $ 31,310.9   $ 31,310.9
  Equity securities...........................................        147.2        147.2         207.7        207.7
  Trading Securities..........................................      2,786.5      2,786.5            --           --
  Mortgage loans on real estate...............................      4,189.5      4,550.1       4,199.7      4,672.5
  Policy loans................................................      1,917.8      2,086.4       1,937.7      2,109.4
  Derivative Instruments*.....................................       (256.7)      (256.7)         64.8         64.8
  Other investments...........................................        363.4        363.4         377.7        377.7
  Cash and invested cash......................................      1,442.8      1,442.8       1,246.5      1,246.5
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.   (21,354.6)..  (21,446.0)    (20,175.0)   (20,408.3)
  Remaining guaranteed interest and similar contracts.........       (86.7)..      (91.2)       (112.6)      (120.3)
  Short-term debt.............................................       (41.9)..      (41.9)       (103.7)      (103.7)
  Surplus notes payable to LNC................................    (1,250.0)..   (1,205.0)     (1,250.0)    (1,125.4)
  Guarantees..................................................        (0.1)..          --         (0.4)          --
  Investment commitments......................................           --..         0.2           --          0.9

--------
*Total derivative instruments for 2003 are composed of $68.6 million and ($325.3) million on the consolidated balance sheet in Derivative Instruments and Reinsurance Related Embedded Derivative, respectively.

As of December 31, 2003 and 2002, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $448.6 million and $486.0 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

The Lincoln National Life Insurance Company

9. Segment Information


LNL has two business segments: Lincoln Retirement and Life Insurance. Prior to the fourth quarter of 2001, LNL had a Reinsurance segment. LNL's reinsurance business was acquired by Swiss Re in December 2001. As the majority of the business acquired by Swiss Re was via indemnity reinsurance agreements, LNL is not relieved of its legal liability to the ceding companies for this business. This means that the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re. In addition, the gain resulting from the indemnity reinsurance portion of the transaction was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain are within LNL's Other Operations. Given the lengthy period of time over which LNL will continue to amortize the deferred gain, and the fact that related assets and liabilities will continue to be reported on LNL's financial statements, the historical results for the Reinsurance segment prior to the close of the transaction with Swiss Re are not reflected in discontinued operations, but as a separate line in Other Operations. The results for 2001 related to the former Reinsurance segment are for the eleven months ended November 30, 2001.

The Lincoln Retirement segment, with principal operations in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through LNL's wholesaling unit, Lincoln Financial Distributors ("LFD"), as well as LNL's retail unit, Lincoln Financial Advisors ("LFA"). In addition, Lincoln Retirement has alliances with a variety of unrelated companies where LNL provides the manufacturing platform for annuity products and the alliance company provides investment management, marketing and distribution.

The Life Insurance segment, with principal operations in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers, through its Hartford operations, universal life, variable universal life, interest-sensitive whole life, corporate owned life insurance and linked-benefit life (a universal life product with a long-term care benefit). In addition, it offers term life insurance through its Schaumburg, Illinois operations. The Life Insurance segment's products are primarily distributed through LFD and LFA.

LNL reports operations not directly related to the business segments and unallocated corporate items (i.e., corporate investment income, interest expense on corporate debt, unallocated overhead expenses, and the operations of LFA and LFD) in "Other Operations". As noted above, the financial results of the former Reinsurance segment were moved to Other Operations upon the close of the transaction with Swiss Re in December 2001.

Financial data by segment for 2001 through 2003 is as follows:

                                           Year Ended December 31
                                          2003     2002      2001
                                        -------- --------  --------
                                               (in millions)
                                        ---------------------------
           Revenue, Excluding Net
            Investment Income and
            Certain Other Items*:
             Lincoln Retirement........ $  489.1 $  528.8  $  634.0
             Life Insurance............    994.3    982.6     987.3
             Other Operations..........    577.6    558.3   1,835.4
             Consolidating
              adjustments..............  (251.3)   (228.4)   (228.1)
                                        -------- --------  --------
           Total.......................  1,809.7  1,841.3   3,228.6
                                        ======== ========  ========
           Net Investment Income:
             Lincoln Retirement........  1,474.8  1,447.8   1,399.1
             Life Insurance............    911.1    899.1     910.2
             Other Operations..........    154.2    186.2     274.0
             Consolidating
              adjustments..............       --       --        --
                                        -------- --------  --------
           Total.......................  2,540.1  2,533.1   2,583.3
                                        ======== ========  ========
           Other Items*:
             Lincoln Retirement........     70.6   (195.3)    (64.8)
             Life Insurance............    (0.6)    (96.7)    (56.9)
             Other Operations..........    260.8     18.5       5.1
             Consolidating
              adjustments..............       --       --        --
                                        -------- --------  --------
           Total.......................    330.8   (273.5)   (116.6)
                                        ======== ========  ========
           Income (Loss) before Federal
            Income Taxes and
            Cumulative Effect of
            Accounting Changes:
             Lincoln Retirement........    452.4    (10.0)    306.5
             Life Insurance............    364.9    294.2     364.0
             Other Operations..........    105.8   (347.6)    (36.2)
             Consolidating
              adjustments..............       --       --        --
                                        -------- --------  --------
           Total.......................    923.1    (63.4)    634.3
                                        ======== ========  ========

--------
*Other Items include Realized Loss on Investments and Derivative Instruments,
 Realized Gain (Loss) on Sale of Subsidiaries, Gain on Transfer of Securities from Available-For-Sale to Trading, and Gain on Reinsurance Embedded Derivative/Trading Securities

The Lincoln National Life Insurance Company

                                            Year Ended December 31
                                             2003     2002    2001
                                           -------- -------- -------
                                                 (in millions)
                                           -------------------------
           Income Tax Expense (Benefit):
             Lincoln Retirement........... $   95.2 $ (60.9) $  34.1
             Life Insurance...............    113.8     88.1   129.2
             Other Operations.............     35.9  (126.1)  (18.8)
             Consolidating adjustments....       --       --      --
                                           -------- -------- -------
           Total..........................    244.9   (98.9)   144.5
                                           ======== ======== =======
           Cumulative Effect of Accounting
            Changes:
             Lincoln Retirement...........   (63.6)       --   (7.3)
             Life Insurance...............      0.6       --   (5.5)
             Other Operations.............  (173.6)       --   (2.8)
             Consolidating adjustments....       --       --      --
                                           -------- -------- -------
           Total..........................  (236.6)       --  (15.6)
                                           ======== ======== =======
           Net Income (Loss):
             Lincoln Retirement...........    293.6     50.8   265.1
             Life Insurance...............    251.7    206.1   229.3
             Other Operations.............  (103.8)  (221.5)  (20.2)
             Consolidating adjustments....       --       --      --
                                           -------- -------- -------
           Total.......................... $  441.5 $   35.4 $ 474.2
                                           ======== ======== =======

                                             December 31
                                    -----------------------------
                                      2003      2002      2001
                                    --------- --------- ---------
                                            (in millions)
                                    -----------------------------
              Assets:
                Lincoln Retirement. $61,569.5 $52,827.2 $56,888.2
                Life Insurance.....  21,240.0  19,591.6  18,409.7
                Other Operations...  14,055.0  11,514.7  14,181.4
                Consolidating
                 adjustments.......     (1.3)     215.9     (1.3)
                                    --------- --------- ---------
              Total................ $96,863.2 $84,149.4 $89,478.0
                                    ========= ========= =========


--------------------------------------------------------------------------------
10. Shareholder's Equity


All of the 10 million authorized, issues and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                      December 31
                                                    2003       2002
                                                 ---------  ---------
                                                     (in millions)
                                                 --------------------
         Fair value of securities available-for-
          sale.................................. $31,509.8  $31,518.7
                                                 ---------  ---------
         Cost of securities available-for-sale..  29,735.8   29,943.0
         Unrealized gain........................   1,774.0    1,575.7
         Adjustments to deferred acquisition
          costs.................................    (549.0)    (418.4)
         Amounts required to satisfy
          policyholder commitments..............     (50.9)     (58.7)
         Foreign currency exchange rate
          adjustment............................      12.6        9.8
                                                 ---------  ---------
         Deferred income credits (taxes)........    (428.7)    (405.3)
                                                 ---------  ---------
         Net unrealized gain (loss) on
          securities available-for-sale......... $   758.0  $   703.1
                                                 =========  =========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the Deferred Acquisition Costs asset line and included within the Insurance Policy and Claim Reserve line on the balance sheet, respectively.

Details underlying the change in "Net Unrealized Gain (Loss) on Securities Available-for-Sale, Net of Reclassification Adjustment" shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                               Year Ended December 31
                                                2003    2002    2001
                                               ------  ------  ------
           Unrealized gains on securities
            available-for-sale arising during
            the year.......................... $746.8  $774.4  $381.3
           Less:
             Reclassification adjustment for
              gains (losses) on disposals of
              prior year inventory included
              in net income (1)...............  205.7   (72.1)   36.2
             Federal income tax expense on
              reclassification................   23.4   315.4   120.1
             Transfer from available-for-sale
              to trading securities...........  342.9      --      --
             Federal income tax expense on
              transfer........................  119.9      --      --
                                               ------  ------  ------
           Net unrealized gain on securities
            available-for-sale, net of
            reclassifications and federal
            income tax expense................ $ 54.9  $531.1  $225.0
                                               ======  ======  ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The Lincoln National Life Insurance Company

The "Net Unrealized Gain (Loss) on Derivative Instruments" component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $(3.9) million, $(1.2) million, $12.6 million for 2003, 2002, 2001 respectively, and net of adjustments to deferred amortization costs of $(4.5) million, $1.6 million, $23.8 million for 2003, 2002, 2001 respectively. The 2001 amounts for tax expense and deferred amortization cost adjustment include $9.5 million and $18.3 million, respectively, related to the transition adjustment recorded for the adoption of FAS 133.


--------------------------------------------------------------------------------
11. Acquisitions and Divestitures


On August 30, 2002, LNL acquired The Administrative Management Group, Inc. ("AMG"), an employee benefits record keeping firm for $21.6 million in cash. Contingent payments up to an additional $14 million will be paid over a period of 4 years (2003-2006) if certain criteria are met. Any such contingent payments will be expensed as incurred. Lincoln Retirement recorded an expense of $1.2 million after-tax ($1.8 million pre-tax) for 2003 relating to such contingent payments. AMG, a strategic partner of the Retirement segment for several years, provides record keeping services for the Lincoln Alliance Program along with approximately 200 other clients nationwide. The application of purchase accounting to this acquisition resulted in goodwill of $20.2 million.

On December 7, 2001, Swiss Re acquired LNL's reinsurance operation for $2.0 billion. In addition, LNL retained the capital supporting the reinsurance operation. After giving affect to the increased levels of capital needed within the Life Insurance and Lincoln Retirement segments that result from the change in the ongoing mix of business under LNL's internal capital allocation models, the disposition of LNL's reinsurance operation freed-up approximately $100 million of retained capital.

The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operation. Two of the stock companies sold, LNH & C (Lincoln National Health and Casualty) and LNRAC (Lincoln National Reassurance Company), were wholly-owned Subsidiaries of the Company. At closing, an immediate gain of $5.6 million after-tax was recognized on the sale of the stock companies. A gain of $698.0 million after-tax ($1.1 billion pre-tax) relating to the indemnity reinsurance agreements was reported at the time of closing. This gain was recorded as a deferred gain on LNL's consolidated balance sheet, in accordance with the requirements of FAS 113, and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years.

Effective with the closing of the transaction, the former Reinsurance segment's historical results were moved into Other Operations. During December 2001, LNL recognized in Other Operations $4.3 million after-tax ($6.8 million pre-tax) of deferred gain amortization. In addition, in December 2001, LNL recognized $7.9 million after-tax ($12.5 million pre-tax) of accelerated deferred gain amortization relating to the fact that certain Canadian indemnity reinsurance contracts were novated after the sale, but prior to December 31, 2001.

On October 29, 2002, LNL and Swiss Re settled disputed matters totaling about $770 million that had arisen in connection with the final closing balance sheets associated with Swiss Re's acquisition of LNL's reinsurance operations. The settlement provided for a payment by LNL of $195 million to Swiss Re, which was recorded by LNL as a reduction in deferred gain. As a result of additional information made available to LNL following the settlement with Swiss Re in the fourth quarter of 2002, LNL recorded a further reduction in the deferred gain of $30.8 million after-tax ($47.4 million pre-tax), as well as a $6.9 million after-tax ($10.6 million pre-tax) reduction in the gain on the sale of subsidiaries.

As part of the dispute settlement, LNL also paid $100 million to Swiss Re in satisfaction of LNL's $100 million indemnification obligation with respect to personal accident business. As a result of this payment, LNL has no further underwriting risk with respect to the reinsurance business sold. However, because LNL has not been relieved of it legal liabilities to the underlying ceding companies with respect to the portion of the business indemnity reinsured by Swiss Re, under FAS 113 the reserves for the underlying reinsurance contracts as well as a corresponding reinsurance recoverable from Swiss Re will continue to be carried on LNL's balance sheet during the run-off period of the underlying reinsurance business. This is particularly relevant in the case of the exited personal accident and disability income reinsurance lines of business where the underlying reserves are based upon various estimates that are subject to considerable uncertainty.

As a result of developments and information obtained during 2002 relating to personal accident and disability income matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving affect to LNL's $100 million indemnification obligation, LNL recorded a $119.1 million after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, LNL increased reserves on this exited business by $20.9 million after-tax ($32.1 million pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain.

The combined effects of the 2002 settlement of disputed matters and exited business reserve increases reduced the $698.0 million after-tax ($1.1 billion pre-tax) deferred gain reported at closing by $38.5 million after-tax ($59.2 million pre-tax). An additional $1.3 million after-tax ($2 million pre-tax) of deferred gain was recognized in net income, due to a novation of certain Canadian business during 2002. During 2003, LNL amortized into net income $48.3 million after-tax ($74.2 million pre-tax) of the deferred gain.

The Lincoln National Life Insurance Company

Of the original $1.84 billion in proceeds received by LNL, approximately $520 million was paid for taxes and deal expenses and approximately $825 million was paid to LNC as dividends. LNL also paid $195 million to Swiss Re to settle the closing balance sheet disputed matters and $100 million to satisfy LNL's personal accident business indemnification obligations. The remaining proceeds have been dedicated to the ongoing capital needs of the Company.

Because of ongoing uncertainty related to personal accident and disability income businesses, the reserves related to these exited business lines carried on LNL's balance sheet at December 31, 2003 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under FAS 113 LNL would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, LNL would record a corresponding increase in reinsurance recoverable from Swiss Re. However, FAS 113 does not permit LNL to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, LNL would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. No cash would be transferred between LNL and Swiss Re as a result of these developments. Accordingly, even though LNL has no continuing underwriting risk, and no cash would be transferred between LNL and Swiss Re, in the event that future developments indicate LNL's December 31, 2003 personal accident or disability income reserves are deficient or redundant, FAS 113 requires LNL to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

As noted above, effective with the closing of the transaction, the Reinsurance segment's results for the eleven months ended November 30, 2001 were moved into Other Operations.

Earnings from LNL's reinsurance operations were as follows:

                                                     Eleven Months
                                                   Ended November 30,
                                                          2001
                                                   ------------------
                                                     (in millions)
                                                   ------------------
           Revenue................................      $1,681.3
           Benefits and Expenses..................       1,505.3
                                                        --------
             Income before Federal Income Taxes
              and Cumulative Effect of Accounting
              Changes.............................         176.0
           Federal Income Taxes...................          59.0
                                                        --------
             Income before Cumulative Effect of
              Accounting Changes..................         117.0
           Cumulative Effect of Accounting Changes
            (after-tax)...........................          (2.4)
                                                        --------
             Net Income...........................      $  114.6
                                                        ========


--------------------------------------------------------------------------------
12. Restructuring Charges


The following provides details on LNL's restructuring charges.

1999 Restructuring Plan
In 1999, LNL implemented a restructuring plan relating to the discontinuance of HMO excess-of-loss reinsurance programs. The charge associated with this restructuring plan totaled $3.2 million after-tax ($4.9 million pre-tax) and was included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 1999. The pre-tax costs for this plan included $2.4 million for employee severance and termination benefits and $2.5 million for costs relating to exiting business activities. Through December 31, 2001, actual pre-tax costs of $3.7 million were expended or written-off under this restructuring plan. During the fourth quarter of 2000, $1.0 million (pre-tax) of the original charge for the discontinuance of the HMO excess-of-loss restructuring plan was reversed. During the fourth quarter of 2001, the remaining restructuring reserve of $0.2 million relating to the HMO excess-of-loss reinsurance programs was transferred to Swiss Re as part of its acquisition of LNL's reinsurance operations.

2001 Restructuring Plan
During 2001, LNL implemented restructuring plans relating to 1) the consolidation of the Syracuse operations of Lincoln Life & Annuity Company of New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine; 2) the elimination of duplicative functions in the Schaumburg, Illinois operations of First Penn-Pacific, and the absorption of these functions into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut; 3) the reorganization of the life wholesaling function within the independent planner distribution channel, consolidation of retirement wholesaling territories, and streamlining of the marketing and communications functions in LFD; 4) the reorganization and consolidation of the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business 5) the combination of LFD channel oversight, positioning of LFD to take better advantage of ongoing "marketplace consolidation" and expansion of the customer base of wholesalers in certain non-productive territories and 6) the consolidation of operations and space in LNL's Fort Wayne, Indiana operations.

The Lincoln National Life Insurance Company

The Syracuse restructuring charge was recorded in the first quarter of 2001 and was completed in the first quarter of 2002. The Schaumburg, Illinois restructuring charge was recorded in the second quarter of 2001, the LFD restructuring charges were recorded in the second and fourth quarters of 2001, and the remaining restructuring charges were all recorded in the fourth quarter of 2001. The LFD restructuring plan that was initiated in the second quarter of 2001 was completed in the fourth quarter of 2002. The Life Insurance segment restructuring plan that was initiated in the fourth quarter of 2001 was completed in the fourth quarter of 2002.

The aggregate charges associated with all restructuring plans entered into during 2001 totaled $24.3 million after-tax ($37.4 million pre-tax) for the year ended December 31, 2001. The component elements of these aggregate pre-tax costs include employee severance and termination benefits of $12.2 million, write-off of impaired assets of $3.2 million and other exit costs of $22.0 million primarily related to the termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under the Syracuse restructuring plan. The total amount expended for this plan exceeded the original restructuring reserve by $0.3 million. Actual pre-tax costs totaling $1.8 million were expended or written-off and 26 positions were eliminated under the second quarter of 2001 LFD restructuring plan. The amount expended for this plan was equal to the original reserve. Actual pre-tax costs totaling $2.3 million were expended or written-off and 36 positions were eliminated under the fourth quarter of 2001 Life Insurance segment restructuring plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. In addition, $0.1 million of excess reserve on the Schaumburg, Illinois restructuring plan was released during the second quarter of 2002 and $1.5 million of excess reserve on the Fort Wayne restructuring plan was released during the third quarter of 2002. The release of the reserve on the Fort Wayne restructuring plan was due to LNL's purchase and ultimate sale of the vacant building on terms that were favorable to what was included in the original restructuring plan for rent on this abandoned office space. The following table provides information about the remaining 2001 restructuring plans.

                                                       Schaumburg  LFD Plan --  Fort Wayne
                                                          Plan     4th Quarter  Operations  Total
                                                      ------------ ----------- ------------ -----
                                                                     (in millions)
                                                      -------------------------------------------
Employee severance and termination benefits.......... $        3.2 $      3.8  $        0.3 $ 7.3
Write-off of impaired assets.........................           --         --           3.2   3.2
Other costs:
Termination of equipment leases......................           --         --           1.4   1.4
Rent on abandoned office space.......................          0.9         --          19.5  20.4
                                                      ------------ ----------  ------------ -----
Total 2001 Restructuring Charges (pre-tax)........... $        4.1 $      3.8  $       24.4 $32.3
Amounts expended and written off through 2001........          2.4        1.2            --   3.6
                                                      ------------ ----------  ------------ -----
Restructuring reserve at December 31, 2001...........          1.7        2.6          24.4  28.7
Amounts expended in 2002.............................          1.3        2.6          22.3  26.2
Amounts reversed in 2002.............................          0.1         --           1.5   1.6
                                                      ------------ ----------  ------------ -----
Restructuring reserve at December 31, 2002...........          0.3          *           0.6   0.9
Amounts expended in 2003.............................          0.1          *           0.5   0.6
                                                      ------------ ----------  ------------ -----
Restructuring reserve at December 31, 2003........... $        0.2 $       --  $        0.1 $ 0.3
                                                      ============ ==========  ============ =====
Positions to be eliminated under original plan.......           27         63             9    99
Actual positions eliminated through December 31, 2003           26         62            19   107
Expected completion date.............................  1st Quarter  Completed   2nd Quarter
                                                              2004       2003          2004

--------
* Amount is less than $0.1 million.

The Lincoln National Life Insurance Company

2002 Restructuring Plan
During the second quarter of 2002, Lincoln Retirement completed a review of its entire internal information technology organization. As a result of that review, Lincoln Retirement decided in the second quarter of 2002 to reorganize its IT organization in order to better align the activities and functions conducted within its own organization and its IT service providers. This change was made in order to focus Lincoln Retirement on its goal of achieving a common administrative platform for its annuities products, to better position the organization and its service providers to respond to changing market conditions, and to reduce overall costs in response to increased competitive pressures. The following table provides information about this restructuring plan.

                                                               Lincoln
                                                             Retirement
                                                            -------------
                                                            (in millions)
                                                            -------------
      Employee severance and termination benefits..........          $1.6
                                                            =============
      2002 Restructuring Charge (pre-tax)..................           1.6
      Amounts expended in 2002.............................           0.9
                                                            -------------
        Restructuring reserve at December 31, 2002.........           0.7
      Amounts expended in 2003.............................           0.7
                                                            -------------
        Restructuring reserve at December 31, 2003.........          $ --
                                                            =============
      Positions to be eliminated under original plan.......            49
      Actual positions eliminated through December 31, 2003            49
                                                            Completed 3rd
                                                             Quarter 2003

2003 Restructuring Plan
In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, LNL announced that it was combining its retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. The realigned organization is expected to significantly reduce operating expenses while positioning LNL for future growth and to take advantage of the recent market recovery. In August 2003, LNL announced additional realignment activities, which impact all of LNL's domestic operations. The following table provides information about the 2003 restructuring plans.

                                                                             Life         Fixed
                                                                          Insurance      Annuity    Realignment
                                                                         Realignment  Consolidation    June/
                                                                         January 2003 February 2003 August 2003  Total
                                                                         ------------ ------------- ------------ ------
                                                                                         (in millions)
                                                                         ----------------------------------------------
Total expected charges as December 31, 2003............................. $       21.0 $        5.0  $       81.0 $107.0
                                                                         ============ ============  ============ ======
Amounts incurred through December 31, 2003
Employee severance and termination benefits............................. $        7.0 $        1.8  $       20.3 $ 29.1
Write-off of impaired assets............................................          1.9           --           1.9    3.8
Other costs:
Rent on abandoned office space..........................................          6.0          2.2            --    8.2
Other...................................................................          2.8          0.2           1.4    4.4
                                                                         ------------ ------------  ------------ ------
Total 2003 Restructuring Charges (pre-tax)..............................         17.7          4.2          23.6   45.5
Amounts expended........................................................         16.3          3.6          12.1   32.0
                                                                         ------------ ------------  ------------ ------
Restructuring reserve at December 31, 2003.............................. $        1.4 $        0.6  $       11.5 $ 13.5
                                                                         ============ ============  ============ ======
Additional amounts expended that do not qualify as restructuring charges $        2.0 $        0.5  $        4.7 $  7.2
Expense savings realized in 2003 (pre-tax)..............................         20.0          3.0           4.4   27.4
Total expected annual expense savings (pre-tax)......................... $       20.0 $        6.4  $       86.6 $113.0
                                                                         ============ ============  ============ ======
Expected completion date                                                  2nd Quarter  2nd Quarter   1st Quarter
                                                                                 2006         2006          2006

Pre-tax restructuring charges for the June/August realignment activities for the year ended December 31, 2003 were reported in the following segments:
Retirement ($16.0 million), Life Insurance ($1.7 million) and Other Operations ($5.9 million).

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
13. Transactions with Affiliates


Cash and short-term investments at December 31, 2003 and 2002 include LNL's participation in a cash management agreement with LNC of $301.3 million and $257.2 million, respectively. Related investment income amounted to $3.3 million, $5.1 million and $15.1 million in 2003, 2002 and 2001, respectively. Short-term debt of $41.9 million and $103.7 million at December 31, 2003 and 2002, respectively, represents notes payable to LNC. Total interest expense for this short-term debt was $1.3 million, $1.3 million and $2.6 million in 2003, 2002 and 2001, respectively. As shown in Note 5, LNC supplied funding to LNL totaling $1.250 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2003, 2002 and 2001.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, LNL received fees of $17.7 million, $16.3 million, and $12.7 million from DMH for transfer pricing in 2003, 2002, and 2001.

LNL paid fees paid of $76.2 million, $95.3 million and $98.3 million to DMH for investment management services in 2003, 2002 and 2001, respectively.

LNL provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $77.0 million, $79.7 million and $65.2 million in 2003, 2002 and 2001, respectively.

LNL cedes and accepts reinsurance from affiliated companies. Prior to the third quarter of 2003, no new reinsurance transactions had been executed between LNL and its affiliates since the sale of the reinsurance operations to Swiss Re. Those reinsurance deals between LNL and affiliates that were in place at the time of the sale continue to be in place as of December 31, 2003. Effective July 1, 2003, LNL entered into an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"). Under this agreement, LNL has ceded certain Guaranteed Benefit risks (including certain GMDB and GMWB benefits) to LNR Barbados. During the fourth quarter of 2003, LNL entered into an additional arrangement with LNR Barbados relating to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines. As of December 31, 2003 and 2002, all of these transactions are between LNL and LNR Barbados and LNL and Lincoln Assurance Limited. As of December 31, 2001, there were also reinsurance transactions in place between LNL and Lincoln Ireland. LNC's investment in Lincoln Ireland was put to Swiss
Re in May 2002. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                       Year Ended December 31
                                        2003     2002   2001
                                       ------   ------ ------
                                          (in millions)
                                       --------------------
                     Insurance assumed $   --   $   -- $  0.6
                     Insurance ceded..  158.0    100.4  145.9

The balance sheets include reinsurance balances with affiliated companies as follows:

                                                        December 31
                                                        2003   2002
                                                       ------ ------
                                                       (in millions)
                                                       -------------
            Future policy benefits and claims
             assumed.................................. $  4.6 $  4.1
            Future policy benefits and claims ceded...  862.5  865.8
            Amounts recoverable from reinsurers on
             paid and unpaid losses...................   95.2   99.4
            Reinsurance payable on paid losses........    7.0    5.7
            Funds held under reinsurance treaties--net
             liability................................  727.9  735.5

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, LNL holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $490.0 million and $140.2 million at December 31, 2003 and 2002, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2003 and 2002, LNC had guaranteed $490.0 million and $140.2 million, respectively, of these letters of credit. At December 31, 2001, LNL had a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $101.6 million for statutory surplus relief received under financial reinsurance ceded agreements. As of December 31, 2003 and 2002, LNL did not have any statutory surplus relief transactions with affiliates.

Report of Ernst & Young LLP
Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the consolidated financial statements, in 2003 the Company changed its method of accounting for stock compensation costs, certain reinsurance arrangements and costs associated with exit or disposal activities. Also, as discussed in Note 2 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and its related amortization, and in 2001 the Corporation changed its method of accounting for derivative instruments and hedging activities as well as its method of accounting for impairment of certain investments.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
February 6, 2004

PERFORMANCE DATA

Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:
- an annual reduction for fund management fees and expenses, and
- a policy level mortality and expense charge applied on a daily equivalent basis, but
- no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

     a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

     b) dividing this figure by the account value at the beginning of the period; then
     c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                    P(1 + T)n = ERV

Where:      P = a hypothetical initial purchase payment of $1,000
            T = average annual total return for the period in question
            N = number of years
            ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

            (1) all recurring fees have been charged to the policy owner's accounts; and
            (2) there will be a complete redemption upon the anniversary of the
                1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".

                                       P-1